UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07822

AMERICAN CENTURY INVESTMENT TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-09

ITEM 1.  REPORTS TO STOCKHOLDERS.

Annual Report
March 31, 2009

American Century Investments

Prime Money Market Fund

President’s Letter

Dear Investor:

Thank you for investing with us during the financial reporting period ended March 31, 2009. We appreciate your trust in American Century Investments® during these challenging times.

As the calendar changed from 2008 to 2009, the financial markets continued to struggle to digest the subprime-initiated credit crisis. The ensuing global economic downturn and market turmoil affected everyone—from first-time individual investors to hundred-year-old financial institutions. During the period, risk aversion was a key theme, with performance generally favoring assets with lower risk levels and those that showed signs of stability. Effective risk management by portfolio managers delivered above-average returns, albeit still negative in many cases under these challenging market conditions.

Effective risk management requires a commitment to disciplined investment approaches that balance risk and reward, with the goal of setting and maintaining risk levels that are appropriate for portfolio objectives. At American Century Investments, we’ve stayed true to the principles that have guided us for over 50 years, including our commitments to delivering superior investment performance and helping investors reach their financial goals. Risk management is part of that commitment—we offer portfolios that can help diversify and stabilize investment returns.

As discussed by the investment team leaders in this report, 2009 is likely to be another challenging year, but I’m certain that we have the investment professionals and processes in place to provide competitive and compelling long-term results for you. Thank you for your continued confidence in us.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective	2
U.S. Fixed-Income Total Returns	2

Prime Money Market

Performance	3
Portfolio Commentary	4
Yields and Weighted Average Maturity	6
Portfolio Composition by Credit Rating	6
Portfolio Composition by Maturity.	6
Shareholder Fee Example	7

Financial Statements

Schedule of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	26

Other Information

Management	27
Additional Information	30
Index Definitions	31

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Unprecedented Events

The spiraling subprime credit crisis took an incredible toll on U.S. financial institutions, the economy, and financial markets in the 12 months ended March 31, 2009. By period-end, the resulting recession had spread globally, unemployment in the U.S. reached 8.5%, and many measures of consumer strength were at record lows. On the inflation front, the government’s Consumer Price Index fell by 0.4% for the year ended in March. That was the first 12-month decline since August 1955.

In that environment, the Federal Reserve (the Fed) took dramatic steps, effectively cutting its short-term rate target to 0%, intervening in the mortgage, commercial, and consumer debt markets, while Congress passed a massive economic stimulus package and the $700 billion Troubled Asset Relief Program (TARP).

High-Quality Outperformed Low-Quality

In the fixed-income markets, risk aversion, deleveraging, and worries about the economy and deflation sent Treasury bonds to big gains, while credit-sensitive securities endured historic underperformance (see accompanying table). High-quality, higher-yielding government-backed securities such as government agency and mortgage-backed securities (MBS) also did well. Inflation-linked securities had negative returns overall, though they performed much better late in the period because of worry that the government’s fiscal and monetary policies will prove inflationary down the road. The Fed’s rate cuts also had important implications for money market securities, whose yields and returns are closely tied to the level of short-term interest rates.

Rates Tumbled Amid Volatility

Dramatic Fed rate cuts, safe-haven buying, and competing inflation/deflation concerns meant bond yields were volatile, but finished the 12 months significantly lower. The yield on the two-year Treasury note, which is most sensitive to Fed rate policy, went from 1.59% to 0.80%. Yields on longer-term notes and bonds fell a similar amount, with the benchmark 10-year Treasury yield down from 3.41% to 2.67%, while 30-year bond yields went from 4.29% to 3.54%. In that environment, the shape of the yield curve (a graphic representation of Treasury yields at different maturities) shifted considerably, but ultimately ended the period little changed.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2009
Treasury Securities		Citigroup U.S. Bond Market Indices
3-Month Bill	1.13%	Mortgage (mortgage-backed)	8.26%
2-Year Note	4.67%	Treasury	7.50%
10-Year Note	10.52%	Agency	6.16%
30-Year Bond	18.08%	Broad Investment-Grade (multi-sector)	4.52%
		Inflation-Linked Securities	–2.05%
		Credit (investment-grade corporate)	–4.61%
		High-Yield Market (corporate)	–19.88%

2

Performance

Prime Money Market

Total Returns as of March 31, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	2.19%(1)	3.20%(1)	3.15%	3.82%	11/17/93
90-Day U.S. Treasury Bill Index(2)	0.92%	2.94%	3.05%	3.72%(3)	—
Lipper Money Market Instrument
Funds Average Return(2)	1.36%	2.73%	2.81%	3.59%(3)	—
Fund’s Lipper Ranking among
Money Market Instrument Funds(2)	8 of 321	28 of 280	33 of 201	24 of 112(3)	—
A Class	1.94%(1)	2.95%(1)	2.90%	2.99%	8/28/98
B Class					1/31/03
No sales charge*	1.19%(1)	2.22%(1)	—	1.85%(1)
With sales charge*	-2.81%(1)	2.03%(1)	—	1.85%(1)
C Class	1.44%(1)	2.47%(1)	—	1.85%(1)	5/7/02

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Class returns would have been lower if American Century Investments had not voluntarily waived a portion of its management fees or its distribution and service fees, as applicable.
(2)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.
Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(3)	Since 11/30/93, the date nearest the Investor Class’s inception for which data are available.

Total Annual Fund Operating Expenses
Investor Class	A Class	B Class	C Class
0.59%	0.84%	1.59%	1.34%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

3

Portfolio Commentary

Prime Money Market

Portfolio Managers: Denise Latchford and Steven Permut

Performance Summary

Prime Money Market returned 2.19%* for the 12 months ended March 31, 2009, outperforming the 1.36% average return of the 321 funds in Lipper Inc.’s Money Market Funds category. The portfolio’s one-year return ranked in the top 3% of the Lipper category, and its five- and 10-year returns for periods ended March 31, 2009, ranked in the top 10% and 17%, respectively, of the Lipper group (see the previous page).

Credit Crisis Ignited Flight to Quality

A series of extraordinary events characterized the 12-month period and created a challenging environment for money market investors. Concerns about economic growth and mounting defaults in the relatively obscure subprime mortgage market exploded into a full-blown financial crisis by late summer 2008, triggered by a series of failures, takeovers, and bailouts in the financial sector.

In the aftermath of these events, illiquidity prevailed, businesses and consumers faced stringent borrowing standards, banks stopped lending to each other, and the U.S. and global economies faced a severe recession. Demand for Treasury bills remained fierce, as investors sought a safe haven from falling equity prices, credit-sensitive bond volatility, and bank-related fears. This relentless flight to quality pushed Treasury yields to historic lows. For the 12-month period, the yield on the three-month Treasury bill fell from 1.33% to 0.21%.

Government Action Kept System Afloat

With the credit markets at a standstill, massive intervention from the federal government, the Federal Reserve (the Fed), and the U.S. Treasury Department kept the financial system limping along. This intervention took several forms, including the slashing of the federal funds rate target to virtually 0%, the passage of an $800 billion stimulus bill, and the launch of numerous programs to support the financial sector and the mortgage, consumer, and commercial credit markets.

Treasury Extended Money Market Guarantee Program

The U.S. Treasury continued to address credit-market dislocations, announcing an extension to September 18, 2009, of its Temporary Guarantee Program for Money Market Funds. Under this program the Treasury will guarantee the share price of any eligible money market fund that applies and pays a fee to participate. The program covers shareholder balances as of the close of business on September 19, 2008, and kicks in when the share price of a participating fund falls below $0.995 and the fund is liquidated. Prime Money Market continues to participate in the program.**

*All fund returns, rankings, and yields referenced in this commentary are for Investor Class shares. Class returns would have been lower had management fees not been waived.

4

Prime Money Market

Portfolio Strategy

Prime Money Market’s seven-day current yield started the reporting period at 2.93% and slipped to 0.84% by the end of March 2009. The market’s strong demand for short-term, high-quality securities combined with a limited supply of commercial paper and the impact of temporary government guarantees for select money market securities kept yields low and prices high.

Throughout the period, we took several steps to enhance the fund’s yield, including purchasing one-year agency securities and 18-month asset-backed commercial paper with Federal Deposit Insurance Corporation (FDIC) protection. These additions helped extend the portfolio’s weighted average maturity (WAM) from 50 days to 65 days during the 12 months.

In this unusual market environment, approximately 56% of the fund’s holdings ended the period with a government guarantee. By comparison, under more normal market conditions, approximately 5% of the fund’s holdings would have government guarantees. This significant shift stems from the dwindling supply of commercial paper, due in large part to ongoing credit ratings downgrades, which have left few companies remaining on our “approved issuers” list. In any market climate, securities with government guarantees generally cost more and offer lower yields than securities without such guarantees.

Outlook

We expect an extended period of low interest rates. We believe the deep and sustained consumer-led recession may require additional actions, and we therefore expect continued monetary and fiscal stimulus through 2009. The Fed itself said it “anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

**Additional Information on the Temporary Guarantee Program for Money Market Funds
The U.S. Treasury Temporary Guarantee Program for money market funds provides a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the fund at the close of business on
September 19, 2008. Any additional shares purchased by an investor after the close of business on September 19, 2008, will not be guaranteed. If an investor closes his/
her money market account, future investments in the fund will not be guaranteed.
If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on
September 19, 2008, or the current amount, whichever is less. The Program is scheduled to expire on September 18, 2009.

5

Prime Money Market

Yields and Weighted Average Maturity
7-Day Current Yield* as of March 31, 2009
Investor Class	0.84%
A Class	0.59%
B Class**	0.01%
C Class	0.09%

7-Day Effective Yield* as of March 31, 2009
Investor Class	0.84%
A Class	0.59%
B Class**	0.01%
C Class	0.09%

	3/31/09	9/30/08
Weighted Average Maturity	65 days	42 days

* The yields presented reflect the waiver of a portion of the fund’s management fees. Without such waiver, the 7-day yields would have been lower.
**The distributor voluntarily waived a portion of its distribution and service fees. Without such waiver, the 7-day yields would have been lower.

Portfolio Composition by Credit Rating
	% of	% of
	fund investments	fund investments
	as of 3/31/09	as of 9/30/08
A-1+	82%	81%
A-1	18%	19%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor’s format even if they were provided by other sources.

Portfolio Composition by Maturity
	% of	% of
	fund investments	fund investments
	as of 3/31/09	as of 9/30/08
1-30 days	46%	56%
31-90 days	30%	33%
91-180 days	15%	7%
More than 180 days	9%	4%

6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2008 to March 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

7

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)	Annualized
	10/1/08	3/31/09	10/1/08 - 3/31/09	Expense Ratio(1)
Actual
Investor Class (after waiver)(2)	$1,000	$1,009.70	$2.96	0.59%
Investor Class (before waiver)	$1,000	$1,009.70(3)	$3.16	0.63%
A Class (after waiver)(2)	$1,000	$1,008.40	$4.21	0.84%
A Class (before waiver)	$1,000	$1,008.40(3)	$4.41	0.88%
B Class (after waiver)(2)(4)	$1,000	$1,004.80	$7.80	1.56%
B Class (before waiver)	$1,000	$1,004.80(3)	$8.15	1.63%
C Class (after waiver)(2)	$1,000	$1,005.90	$6.70	1.34%
C Class (before waiver)	$1,000	$1,005.90(3)	$6.90	1.38%
Hypothetical
Investor Class (after waiver)(2)	$1,000	$1,021.99	$2.97	0.59%
Investor Class (before waiver)	$1,000	$1,021.79	$3.18	0.63%
A Class (after waiver)(2)	$1,000	$1,020.74	$4.23	0.84%
A Class (before waiver)	$1,000	$1,020.54	$4.43	0.88%
B Class (after waiver)(2)	$1,000	$1,017.15	$7.85	1.56%
B Class (before waiver)	$1,000	$1,016.80	$8.20	1.63%
C Class (after waiver)(2)	$1,000	$1,018.25	$6.74	1.34%
C Class (before waiver)	$1,000	$1,018.05	$6.94	1.38%

(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	During the six months ended March 31, 2009, the fund received a partial waiver of its management fee.
(3)	Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.
(4)	During the six months ended March 31, 2009, the distributor voluntarily waived a portion of its distribution and service fees.
8

Schedule of Investments
Prime Money Market

MARCH 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
Commercial Paper(1) — 42.2%			Govco LLC, 1.51%, 9/2/09(2)	$ 10,000,000	$ 9,935,833
Allied Irish Banks N.A.,			Legacy Capital LLC,
2.71%, 5/18/09(2)	$ 54,500,000	$ 54,310,022	1.40%, 4/3/09(2)	23,000,000	22,998,211
American Honda Finance			Legacy Capital LLC,
Corp., 0.70%, 4/3/09	12,200,000	12,199,526	1.56%, 4/7/09(2)	3,000,000	2,999,225
American Honda Finance			Legacy Capital LLC,
Corp., 0.70%, 6/3/09	10,000,000	9,987,750	1.15%, 4/9/09(2)	4,000,000	3,998,978
Australia & New Zealand			Legacy Capital LLC,
Banking Group Ltd.,			0.65%, 4/20/09(2)	12,000,000	11,995,883
3.08%, 5/12/09(2)	35,000,000	34,879,620	Legacy Capital LLC,
BASF SE, 0.80%, 4/2/09(2)	12,000,000	11,999,733	1.00%, 5/7/09(2)	13,000,000	12,987,000
BASF SE, 1.03%, 7/7/09(2)	65,000,000	64,819,607	Lexington Parker Capital,
BASF SE, 1.11%, 8/4/09(2)	5,000,000	4,980,903	1.40%, 4/2/09(2)	20,000,000	19,999,222
			Lexington Parker Capital,
Catholic Health Initiatives,			1.15%, 4/15/09(2)	5,500,000	5,497,540
1.75%, 7/9/09	30,000,000	30,000,000	Lexington Parker Capital,
Catholic Health Initiatives,			1.15%, 4/21/09(2)	4,000,000	3,997,445
1.80%, 8/10/09	55,663,000	55,663,000	Lexington Parker Capital,
Charta LLC,			1.00%, 5/1/09(2)	28,000,000	27,976,667
0.48%, 4/16/09(2)	50,000,000	49,990,000	Oakland-Alameda County,
Charta LLC,			1.05%, 4/8/09	14,200,000	14,200,411
0.80%, 4/23/09(2)	30,000,000	29,985,333	Oakland-Alameda County,
Citibank Credit Card Issuance			1.25%, 6/3/09	37,855,000	37,871,508
Trust, 1.05%, 4/14/09(2)	40,000,000	39,984,833	Providence Health Services,
Citibank Credit Card Issuance			1.00%, 6/12/09	30,000,000	30,000,000
Trust, 1.00%, 4/15/09(2)	5,000,000	4,998,056	Providence Health Services,
Citibank Credit Card Issuance			1.50%, 7/8/09	7,000,000	7,000,000
Trust, 0.75%, 5/1/09(2)	10,000,000	9,990,833	Ranger Funding Co. LLC,
CRC Funding LLC,			0.67%, 5/20/09(2)	6,000,000	5,994,528
0.85%, 5/21/09(2)	29,000,000	28,965,764	Royal Bank of Scotland plc,
CRC Funding LLC,			2.06%, 5/5/09	40,000,000	39,922,933
0.90%, 5/27/09(2)	6,000,000	5,991,600	Royal Bank of Scotland plc,
CRC Funding LLC,			0.73%, 7/2/09	40,000,000	39,925,378
1.02%, 6/12/09(2)	41,000,000	40,916,500	Salvation Army Easter Corp.,
Crown Point Capital Co. LLC,			1.45%, 5/20/09	33,000,000	33,000,000
1.25%, 4/8/09(2)	30,000,000	29,992,709	Salvation Army Easter Corp.,
Crown Point Capital Co. LLC,			1.75%, 7/2/09	55,000,000	55,000,000
1.10%, 4/9/09(2)	2,000,000	1,999,489	Tulip Funding Corp.,
Crown Point Capital Co. LLC,			0.50%, 4/20/09(2)	3,500,000	3,499,077
1.15%, 4/15/09(2)	13,000,000	12,994,186	Tulip Funding Corp.,
Enterprise Funding Co. LLC,			0.57%, 5/29/09(2)	25,000,000	24,977,042
0.72%, 5/22/09(2)	30,891,000	30,859,491	Windmill Funding Corp.,
Govco LLC, 0.90%, 5/4/09(2)	5,000,000	4,995,875	0.75%, 4/13/09(2)	40,000,000	39,990,000
Govco LLC, 0.87%, 6/11/09(2)	12,000,000	11,979,489	Windmill Funding Corp.,
Govco LLC, 1.05%, 6/16/09(2)	25,000,000	24,944,584	0.76%, 4/22/09(2)	80,000,000	79,964,533
Govco LLC, 0.70%, 6/17/09(2)	39,900,000	39,810,391	Windmill Funding Corp.,
Govco LLC, 1.26%,			0.87%, 5/4/09(2)	12,000,000	11,990,430
6/23/09(2)	40,000,000	39,884,722	TOTAL COMMERCIAL PAPER		1,248,798,082
Govco LLC, 1.26%,
6/26/09(2)	16,000,000	15,952,222

9

Prime Money Market

	Principal			Principal
	Amount	Value		Amount	Value
U.S. Government Agency			Corporate Bonds — 13.2%
Securities — 29.7%			American Honda Finance
FFCB, 0.95%, 3/2/10	$ 5,000,000	$ 4,998,125	Corp., VRN, 1.36%, 5/5/09,
FHLB, VRN, 0.81%, 4/1/09	40,000,000	40,000,000	resets quarterly off the
FHLB, VRN, 0.88%, 4/1/09	25,000,000	25,009,178	3-month LIBOR plus 0.13%
FHLB, VRN, 0.88%, 4/1/09	23,000,000	23,000,000	with no caps(2)	$ 7,000,000	$ 6,991,000
FHLB, VRN, 1.17%, 4/2/09	41,000,000	41,000,000	American Honda Finance
FHLB, VRN, 0.96%, 4/13/09	80,000,000	79,987,419	Corp., VRN, 1.24%, 5/14/09,
FHLB, 3.40%, 4/2/09	25,000,000	25,000,184	resets quarterly off the
FHLB, VRN, 1.16%, 4/24/09	25,000,000	25,000,000	3-month LIBOR plus 0.01%
FHLB, VRN, 1.01%, 4/26/09	50,000,000	50,000,000	with no caps(2)	15,000,000	14,973,125
FHLB, VRN, 1.37%, 5/18/09	25,000,000	25,101,331	ANZ National (Int’l) Ltd.,
FHLB, VRN, 1.21%, 5/19/09	7,500,000	7,511,594	0.90%, 7/17/09(2)	45,000,000	44,879,625
FHLB, VRN, 1.29%, 6/10/09	115,000,000	115,017,011	Bank of America N.A., VRN,
FHLB, 5.25%, 6/12/09	6,685,000	6,729,601	1.36%, 6/15/09, resets
FHLB, 2.875%, 7/1/09	25,000,000	25,011,632	quarterly off the 3-month
FHLB, 5.375%, 7/17/09	8,825,000	8,910,781	LIBOR plus 0.03% with
FHLB, 5.00%, 9/18/09	1,555,000	1,579,206	no caps	40,000,000	40,000,000
FHLB, 5.00%, 10/2/09	2,050,000	2,080,357	Barclays Bank plc (New
FHLB, 3.10%, 10/14/09	10,000,000	10,000,000	York), VRN, 0.93%, 4/7/09,
FHLB, 4.25%, 11/20/09	2,140,000	2,175,516	resets monthly off the
FHLB, 3.125%, 12/11/09	3,075,000	3,105,863	1-month LIBOR plus 0.40%
FHLB, 5.00%, 12/11/09	18,780,000	19,215,898	with no caps	50,000,000	50,000,000
FHLB, 1.12%, 1/15/10	50,000,000	50,042,101	Blodgett Capital LLC, Series
FHLB, 3.10%, 2/4/10	64,210,000	65,443,770	2000 A, VRN, 1.50%, 4/2/09	6,545,000	6,545,000
FHLB, 1.10%, 3/30/10	20,000,000	19,983,640	BNP Paribas Finance LLC,
FHLB Discount Notes,			0.54%, 4/13/09	4,500,000	4,499,190
3.15%, 4/13/09(1)	25,000,000	24,974,167	Brosis Finance LLC, Series
FHLB Discount Notes,	40,000,000	39,904,703	1999, VRN, 1.20%, 4/1/09	7,750,000	7,750,000
3.03%, 4/30/09(1)			Citigroup Funding, Inc., VRN,
FHLB Discount Notes,			1.27%, 4/30/09	25,000,000	25,080,568
3.05%, 5/20/09(1)	25,000,000	24,897,917	Colorado Natural Gas, Inc.,
FHLB Discount Notes,			Series 2003 A, VRN, 1.52%,
1.82%, 5/26/09(1)	9,000,000	8,975,250	4/2/09 (LOC: Harris Trust &
FHLB Discount Notes,			Savings Bank)	3,225,000	3,225,000
0.60%, 10/19/09(1)	50,000,000	49,832,500	Cypress Bend Real Estate
FHLB Discount Notes,			Development Co. LLC, VRN,
0.70%, 1/13/10(1)	55,000,000	54,693,069	1.10%, 4/2/09	22,000,000	22,000,000
TOTAL U.S. GOVERNMENT			DCC Development Corp.,
AGENCY SECURITIES		879,180,813	VRN, 1.50%, 4/2/09	2,000,000	2,000,000
			Herman & Kittle Capital LLC,
			VRN, 1.21%, 4/1/09
			(LOC: FHLB)	1,425,000	1,425,000
			High Track LLC, Series 2006
			A, VRN, 1.50%, 4/9/09	2,530,000	2,530,000
			Lammert Building LP, Series
			2005, VRN, 0.85%, 4/1/09	3,225,000	3,225,000

10

Prime Money Market

	Principal			Principal
	Amount	Value		Amount	Value
Procter & Gamble Ltd.,			Fairfield Pension Obligation
VRN, 1.42%, 4/6/09, resets			Rev., Series 2005 A, VRDN,
quarterly off the 3-month			2.15%, 4/2/09 (LOC:
LIBOR plus 0.01% with			Landesbank Hessen-
no caps (2)	$ 33,500,000	$ 33,507,891	Thuringen Girozentrale)	$ 5,420,000	$ 5,420,000
Procter & Gamble Ltd.,			JJB Properties LLC Rev.,
VRN, 1.49%, 5/8/09, resets			(Rental Property), VRDN,
quarterly off the 3-month			2.00%, 4/2/09 (LOC: Arvest
LIBOR plus 0.25% with			Bank and FHLB)	5,750,000	5,750,000
no caps	5,000,000	5,000,000	Kentucky Housing Corp. Rev.,
RMD Note Issue, LLC, Series			Series 2007 O, VRDN, 4.35%,
2005 A, VRN, 1.50%, 4/1/09	10,245,000	10,245,000	4/2/09 (SBBPA: Lloyds TSB
Roman Catholic Bishop			Bank plc)	6,000,000	6,000,000
of San Jose, VRN,			Kentucky Housing Corp. Rev.,
3.50%, 4/2/09	4,960,000	4,960,000	Series 2008 B, VRDN, 2.20%,
Royal Bank of Canada, VRN,			4/2/09 (SBBPA: Lloyds TSB
1.29%, 4/15/09, resets			Bank plc)	6,930,000	6,930,000
quarterly off the 3-month			LoanStar Assets Partners LP,
LIBOR plus 0.20% with			Series 2004 A, VRDN,
no caps	35,000,000	35,000,000	3.75%, 4/2/09 (LOC: State
Saddkebk Valley Church,			Street Corp.)	20,000,000	20,000,000
VRN, 1.00%, 4/9/09	10,000,000	10,000,000	Long Beach Rev., Series
Salvation Army, Series 2003			2004 A, (Towne Center Site),
A, VRN, 1.52%, 4/4/09 (LOC:			VRDN, 2.50%, 4/2/09 (LOC:
Bank of New York)	7,500,000	7,500,000	Allied Irish Bank plc)	5,685,000	5,685,000
Salvation Army, Series 2004			Lower Colorado River Auth.,
A, VRN, 1.52%, 4/4/09 (LOC:			0.75%, 5/18/09	4,800,000	4,800,000
Bank of New York)	8,000,000	8,000,000	Minnesota State Office
Toyota Motor Credit Corp.,			of Higher Education,
VRN, 0.66%, 4/1/09	15,000,000	14,820,851	Series 2008 A, VRDN,
Toyota Motor Credit Corp.,			(Taxable-Suppl Student-A),
0.60%, 6/5/09	15,000,000	14,983,750	1.65%, 4/2/09 (LOC: U.S.
Wells Fargo & Co.,			Bank N.A.)	6,000,000	6,000,000
3.14%, 4/1/09	11,000,000	11,000,000	Mississippi Business
TOTAL CORPORATE BONDS		390,141,000	Finance Corp. Rev., (Medical
			Development Properties),
			VRDN, 1.00%, 4/1/09
Municipal Securities — 10.7%			(LOC: BancorpSouth Bank
Alameda County Industrial			and FHLB)	5,730,000	5,730,000
Development Auth. Rev.,			Mississippi Business Finance
(Segale Bros. Wood			Corp. Rev., Series 2006 R1,
Products), VRDN, 0.76%,			(Brown Bottling Group, Inc.),
4/2/09 (LOC: Bank			VRDN, 1.00%, 4/1/09 (LOC:
of the West)	2,030,000	2,030,000	Trustmark National Bank
Austin Texas, 1.25%, 4/6/09	6,164,000	6,162,930	and FHLB)	4,580,000	4,580,000
Connecticut Housing Finance			New York GO, Series 2008
Auth. Rev., Series 2008 A-5,			J13, VRDN, 3.50%, 4/1/09
(Housing Mortgage Finance),			(SBBPA: Lloyds TSB
VRDN, 1.01%, 4/2/09			Bank plc)	72,900,000	72,900,000
(SBBPA: JPMorgan			Pasadena COP, (Los Robles
Chase Bank)	49,200,000	49,200,000	Avenue Parking Facilities),
El Monte COP, Series 2003 B,			VRDN, 1.50%, 4/7/09 (LOC:
(Community Improvement),			Bank of New York and
VRDN, 1.75%, 4/2/09 (LOC:			California State Teacher’s
California State Teacher’s			Retirement System)	7,700,000	7,700,000
Retirement System)	2,350,000	2,350,000

11

Prime Money Market

	Principal
	Amount	Value	Notes to Schedule of Investments
Plymouth Rev., (Carlson			COP = Certificates of Participation
Center), VRDN, 1.30%,			FFCB = Federal Farm Credit Bank
4/2/09 (LOC: U.S.			FHLB = Federal Home Loan Bank
Bank N.A.)	$ 565,000	$ 565,000	GO = General Obligation
Portland GO, (Taxable			LIBOR = London Interbank Offered Rate
Pension), VRDN, 4.50%,			LOC = Letter of Credit
4/1/09 (SBBPA: Landesbank			resets = The frequency with which a security’s coupon changes,
Hessen-Thuringen			based on current market conditions or an underlying index. The more
Girozentrale)	75,850,000	75,849,667	frequently a security resets, the less risk the investor is taking that the
Putnam County Industrial			coupon will vary significantly from current market rates.
Development Agency Rev.,			SBBPA = Standby Bond Purchase Agreement
(Sincerity Facility LLC),			VRDN = Variable Rate Demand Note. Interest reset date is indicated.
VRDN, 1.52%, 4/2/09 (LOC:			Rate shown is effective at the period end.
Bank of New York)	9,990,000	9,990,000	VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is
Santa Rosa Pension			effective at the period end.
Obligation Rev., Series 2003
A, VRDN, 1.80%, 4/2/09			(1) The rate indicated is the yield to maturity at purchase.
(LOC: Landesbank Hessen-			(2) Security was purchased under Rule 144A or Section 4(2) of
Thuringen Girozentrale)	13,580,000	13,580,000	the Securities Act of 1933 or is a private placement and, unless
Sunnyvale School District			registered under the Act or exempted from registration, may only
Rev., Series VRDN,			be sold to qualified institutional investors. The aggregate value
4.00%, 5/15/09	5,500,000	5,501,939	of these securities at the period end was $1,009,379,217, which
TOTAL MUNICIPAL SECURITIES		316,724,536	represented 34.1% of total net assets. None of these securities
			were considered illiquid.
Certificates of Deposit — 4.7%
Allied Irish Banks N.A.,
1.25%, 5/4/09	10,000,000	10,000,000	See Notes to Financial Statements.
U.S. Bank N.A.,
0.75%, 7/17/09	80,000,000	80,000,000
U.S. Bank N.A.,
0.90%, 8/31/09	25,000,000	25,000,000
Wells Fargo & Co.,
3.12%, 6/15/09(2)	25,000,000	25,000,000
TOTAL CERTIFICATES OF DEPOSIT		140,000,000
TOTAL INVESTMENT
SECURITIES — 100.5%		2,974,844,431
OTHER ASSETS
AND LIABILITIES — (0.5)%		(14,776,450)
TOTAL NET ASSETS — 100.0%		$2,960,067,981

12

Statement of Assets and Liabilities

MARCH 31, 2009
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$2,974,844,431
Cash	1,089,298
Receivable for investments sold	380,000
Receivable for capital shares sold	4,264,101
Interest receivable	5,763,738
Prepaid temporary guarantee program fees	96,654
2,986,438,222

Liabilities
Payable for capital shares redeemed	4,928,834
Payable for investments purchased	19,983,640
Accrued management fees	1,331,383
Distribution fees payable	4,679
Service fees (and distribution fees — A Class) payable	40,773
Dividends payable	80,932
26,370,241

Net Assets	$2,960,067,981

Net Assets Consist of:
Capital paid in	$2,960,600,801
Accumulated net realized loss on investment transactions	(532,820)
$2,960,067,981

Investor Class
Net assets	$2,769,906,481
Shares outstanding	2,770,407,470
Net asset value per share	$1.00

A Class
Net assets	$181,370,717
Shares outstanding	181,401,605
Net asset value per share	$1.00

B Class
Net assets	$3,188,815
Shares outstanding	3,189,156
Net asset value per share	$1.00

C Class
Net assets	$5,601,968
Shares outstanding	5,602,692
Net asset value per share	$1.00

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED MARCH 31, 2009
Investment Income (Loss)
Income:
Interest	$77,624,541

Expenses:
Management fees	16,158,039
Distribution fees:
B Class	13,263
C Class	20,129
Service fees:
B Class	4,421
C Class	10,065
Distribution and service fees — A Class	421,096
Temporary guarantee program fees	617,510
Portfolio insurance fees	386,452
Trustees’ fees and expenses	118,313
Other expenses	9,502
17,758,790
Amount waived	(1,015,895)
16,742,895

Net investment income (loss)	60,881,646

Net realized gain (loss) on investments transactions	(384,450)

Net Increase (Decrease) in Net Assets Resulting from Operations	$60,497,196

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2009 AND MARCH 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 60,881,646	$ 114,490,941
Net realized gain (loss)	(384,450)	(100,131)
Net increase (decrease) in net assets resulting from operations	60,497,196	114,390,810

Distributions to Shareholders:
From net investment income:
Investor Class	(57,624,138)	(108,868,604)
A Class	(3,191,328)	(3,328,348)
A Class (old) (Note 7)	—	(2,221,170)
B Class	(18,680)	(34,844)
C Class	(53,219)	(37,975)
Decrease in net assets from distributions	(60,887,365)	(114,490,941)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	241,296,042	443,914,072

Net increase (decrease) in net assets	240,905,873	443,813,941

Net Assets
Beginning of period	2,719,162,108	2,275,348,167
End of period	$2,960,067,981	$2,719,162,108

See Notes to Financial Statements.

15

Notes to Financial Statements

MARCH 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Prime Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified under Rule 2a-7 of the 1940 Act. The fund’s investment objective is to earn the highest level of current income while preserving the value of your investment. The fund invests most of its assets in high-quality, very short-term debt securities issued by corporations, banks and governments. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the A Class (formerly Advisor Class), the B Class and the C Class. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations —Securities are generally valued at amortized cost, which approximates current market value. Investments in open-end management investment companies are valued at the reported net asset value. When such valuations do not reflect market value, securities may be valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income— Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

16

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions from net investment income and short-term capital gains, if any, are declared daily and paid monthly. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2370% to 0.3500% and the rates for the Complex Fee (Investor Class, A Class, B Class and C Class) range from 0.2500% to 0.3100%. From April 1, 2008 to July 31, 2008, the investment advisor voluntarily agreed to waive 0.021% of its management fee. Effective August 1, 2008, the investment advisor voluntarily agreed to waive 0.043% of its management fee. The total amount of the waiver for each class of the fund for the year ended March 31, 2009, was $953,234, $60,146, $672, and $1,569 for the Investor Class, A Class, B Class and C Class, respectively. This fee waiver may be revised or terminated at any time without notice. The effective annual management fee before waiver for each class of the fund for the year ended March 31, 2009 was 0.57%.  The effective annual management fee after waiver for each class of the fund for the year ended March 31, 2009 was 0.53%.

17

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of 0.50% and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2009, are detailed in the Statement of Operations.

In order to maintain a positive yield, ACIS may voluntarily waive a portion of its distribution fee on a daily basis. For the B Class for the year ended March 31, 2009, the total amount of the waiver was $274 and the annual distribution fee waiver ratio to average net assets was 0.02%. The fee waiver may be revised or terminated at any time without notice.

Money Market Insurance — The fund, along with other money market funds managed by ACIM, entered into an insurance agreement with Ambac Assurance Corporation (Ambac). Ambac provided limited coverage for certain loss events including issuer defaults as to payment of principal or interest and insolvency of a credit enhancement provider. The fund paid annual premiums to Ambac, which were amortized daily over one year. For the year ended March 31, 2009, the annualized ratio of money market insurance expense to average net assets was 0.02%. The agreement expired on January 31, 2009, and was not renewed.

Temporary Guarantee Program — On October 3, 2008, the Board of Trustees approved the fund to participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the program). The program provides coverage to guarantee the account values of shareholders in the event the fund’s net asset value falls below $0.995 and the Trustees liquidate the fund. The program covers the lesser of a shareholder’s account value on September 19, 2008, or on the date of liquidation. Participation in the program requires the fund to pay a fee based on the net assets of the fund as of the close of business on September 19, 2008, which is amortized daily over the period. The fund participated in the program from September 19, 2008 through December 19, 2008 and paid a fee of 0.01% of its net assets as of September 19, 2008. The fund continued its participation in the program from December 20, 2008 through April 30, 2009 and paid a fee of 0.015% of its net assets as of September 19, 2008. The Board of Trustees has approved continued participation by the fund in a program extension from May 1, 2009 through September 18, 2009 and will pay a fee of 0.015% of its net assets as of September 19, 2008. The Secretary of the Treasury currently has no authority to extend the program beyond September 18, 2009. For the year ended March 31, 2009, the annualized ratio of the program fee to average net assets was 0.02%.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC.

Effective May 15, 2008, the fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

18

3. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2009		Year ended March 31, 2008
	Shares	Amount	Shares	Amount
Investor Class
Sold	2,204,392,237	$2,204,392,237	3,014,610,183	$3,014,610,183
Issued in reinvestment of distributions	54,699,228	54,699,228	102,724,887	102,724,887
Redeemed	(2,028,649,707)	(2,028,649,707)	(2,733,209,054)	(2,733,209,054)
	230,441,758	230,441,758	384,126,016	384,126,016
A Class
Sold	213,854,175	213,854,175	159,233,357	159,233,357
Issued in connection with reclassification
(Note 7)	—	—	109,222,892	109,218,798
Issued in reinvestment of distributions	2,819,376	2,819,376	2,901,684	2,901,684
Redeemed	(211,454,345)	(211,454,345)	(99,360,293)	(99,360,293)
	5,219,206	5,219,206	171,997,640	171,993,546
A Class (old)
Sold	N/A		64,249,272	64,249,272
Issued in reinvestment of distributions			1,551,046	1,551,046
Redeemed in connection with
reclassification (Note 7)			(109,222,892)	(109,218,798)
Redeemed			(70,578,778)	(70,578,778)
			(114,001,352)	(113,997,258)
B Class
Sold	2,890,336	2,890,336	702,736	702,736
Issued in reinvestment of distributions	14,942	14,942	29,451	29,451
Redeemed	(909,869)	(909,869)	(376,910)	(376,910)
	1,995,409	1,995,409	355,277	355,277
C Class
Sold	7,280,619	7,280,619	2,801,986	2,801,986
Issued in reinvestment of distributions	29,369	29,369	33,813	33,813
Redeemed	(3,670,319)	(3,670,319)	(1,399,308)	(1,399,308)
	3,639,669	3,639,669	1,436,491	1,436,491
Net increase (decrease)	241,296,042	$ 241,296,042	443,914,072	$ 443,914,072

19

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices based on an active market;

• Level 2 valuation inputs consist of significant direct or indirect observable market data; or

• Level 3 valuation inputs consist of significant unobservable inputs such as a fund’s own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of March 31, 2009:

Valuation Inputs	Value of Investment Securities
Level 1 – Quoted Prices	—
Level 2 – Other Significant Observable Inputs	$2,974,844,431
Level 3 – Significant Unobservable Inputs	—
$2,974,844,431

5. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended March 31, 2009, the fund did not utilize the program.

6. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2009, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $(532,820), which may be used to offset future taxable gains. The capital loss carryovers expire as follows:

2010	2011	2012	2013	2014	2015	2016	2017
$(13,456)	$(36)	—	$(11,584)	$(2,029)	$(20,223)	$(23,536)	$(461,956)

20

7. Corporate Event

Effective September 4, 2007, the A Class (old) shares of the fund were reclassified as Advisor Class shares. Subsequent to the reclassification, the Advisor Class was renamed A Class. The change was approved by the Board of Trustees on December 8, 2006.

8. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

21

Financial Highlights
Prime Money Market

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income (Loss)	0.02	0.04	0.05	0.03	0.01
Distributions
From Net Investment Income	(0.02)	(0.04)	(0.05)	(0.03)	(0.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(1)	2.19%	4.58%	4.83%	3.28%	1.19%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.57%(2)	0.56%(2)	0.55%(2)	0.57%(2)	0.60%
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	0.61%	0.59%	0.59%	0.59%	0.60%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.16%(2)	4.47%(2)	4.73%(2)	3.24%(2)	1.17%
Ratio of Net Investment Income (Loss)
to Average Net Assets (Before
Expense Waiver)	2.12%	4.44%	4.69%	3.22%	1.17%
Net Assets, End of Period (in thousands)	$2,769,906	$2,539,830	$2,155,800	$1,981,964	$1,964,135

(1)	Total return assumes reinvestment of net investment income and capital gains distributions, if any.
(2)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

22

Prime Money Market

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income (Loss)	0.02	0.04	0.04	0.03	0.01
Distributions
From Net Investment Income	(0.02)	(0.04)	(0.04)	(0.03)	(0.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(2)	1.94%	4.32%	4.58%	3.02%	0.94%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.82%(3)	0.81%(3)	0.80%(3)	0.82%(3)	0.85%
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	0.86%	0.84%	0.84%	0.84%	0.85%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.91%(3)	4.22%(3)	4.48%(3)	2.99%(3)	0.92%
Net Investment Income (Loss) to Average
Net Assets (Before Expense Waiver)	1.87%	4.19%	4.44%	2.97%	0.92%
Net Assets, End of Period (in thousands)	$181,371	$176,175	$4,185	$3,145	$2,560

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any and does not reflect applicable sales charges.
(3)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

23

Prime Money Market

B Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income (Loss)	0.01	0.03	0.04	0.02	—(1)
Distributions
From Net Investment Income	(0.01)	(0.03)	(0.04)	(0.02)	—(1)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(2)	1.19%	3.54%	3.80%	2.26%	0.34%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.55%(3)(4)	1.56%(3)	1.55%(3)	1.57%(3)	1.48%(4)
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	1.61%	1.59%	1.59%	1.59%	1.60%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.18%(3)(4)	3.47%(3)	3.73%(3)	2.24%(3)	0.29%(4)
Net Investment Income (Loss) to Average
Net Assets (Before Expense Waiver)	1.12%	3.44%	3.69%	2.22%	0.17%
Net Assets, End of Period (in thousands)	$3,189	$1,194	$838	$134	$97

(1)	Per-share amount was less than $0.005.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any and does not reflect applicable sales charges.
(3)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.
(4)	The distributor voluntarily waived a portion of its distribution and service fees.

See Notes to Financial Statements.

24

Prime Money Market

C Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income (Loss)	0.01	0.04	0.04	0.02	0.01
Distributions
From Net Investment Income	(0.01)	(0.04)	(0.04)	(0.02)	(0.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(1)	1.44%	3.81%	4.06%	2.51%	0.57%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.32%(2)	1.31%(2)	1.30%(2)	1.32%(2)	1.28%(3)
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	1.36%	1.34%	1.34%	1.34%	1.35%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.41%(2)	3.72%(2)	3.98%(2)	2.49%(2)	0.49%(3)
Net Investment Income (Loss) to Average
Net Assets (Before Expense Waiver)	1.37%	3.69%	3.94%	2.47%	0.42%
Net Assets, End of Period (in thousands)	$5,602	$1,963	$527	$863	$604

(1)	Total return assumes reinvestment of net investment income and capital gains distributions, if any and does not reflect applicable sales charges.
(2)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.
(3)	The distributor voluntarily waived a portion of its distribution and service fees.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Prime Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Prime Money Market Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2009

26

Management

The individuals listed below serve as trustees or officers of the fund. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are “interested” primarily by virtue of their engagement as directors and/ or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM or the advisor); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The trustees serve in this capacity for eight registered investment companies in the American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed.

No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

Interested Trustee

Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Trustee and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Trustee: 104
Other Directorships Held by Trustee: None

Independent Trustees

John Freidenrich, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1937
Position(s) Held with Fund: Trustee (since 2005)
Principal Occupation(s) During Past 5 Years: Member and Manager, Regis Management
Company, LLC (money management firm) (April 2004 to present); Partner and
Founder, Bay Partners (venture capital firm) (1976 to 2006)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: None

27

Ronald J. Gilson, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Fund: Trustee (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Charles J. Meyers Professor of Law and Business,
Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and
Business, Columbia University School of Law (1992 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: None

Frederick L.A. Grauer, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Fund: Trustee (since 2008)
Principal Occupation(s) During Past 5 Years: Senior Advisor, Barclays Global Investors (asset manager) (2003 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: None

Peter F. Pervere, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Fund: Trustee (since 2007)
Principal Occupation(s) During Past 5 Years: Retired, formerly Vice President and Chief
Financial Officer, Commerce One, Inc. (software and services provider)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: Intraware, Inc.

Myron S. Scholes, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1941
Position(s) Held with Fund: Trustee (since 1980)
Principal Occupation(s) During Past 5 Years: Chairman, Platinum Grove Asset Management,
L.P. (asset manager) (1999 to present); Frank E. Buck Professor of Finance-Emeritus,
Stanford Graduate School of Business (1996 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: Dimensional Fund Advisors (investment advisor)

John B. Shoven, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Fund: Trustee (since 2002)
Principal Occupation(s) During Past 5 Years: Professor of Economics, Stanford University
(1973 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: Cadence Design Systems; E×ponent

Jeanne D. Wohlers, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1945
Position(s) Held with Fund: Trustee (since 1984)
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: None

28

Officers

Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM
and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to
August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer (all
since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present);
Controller, various American Century Investments funds (1997 to September 2006)

Jon Zindel, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1967
Position(s) Held with Fund: Tax Officer (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Financial Officer and Chief Accounting
Officer, ACC (March 2007 to present); Vice President, ACC (October 2001 to present); Vice President, certain ACC subsidiaries (October 2001 to August 2006);
Vice President, Corporate Tax, ACS (April 1998 to August 2006). Also serves as:
Chief Financial Officer, Chief Accounting Officer and Senior Vice President, ACIM,
ACGIM, ACS and other ACC subsidiaries; and Chief Accounting Officer and Senior
Vice President, ACIS

The SAI has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury. com and, upon request, by calling 1-800-345-2021.

30

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The 90-Day U.S. Treasury Bill Index is derived from secondary market interest rates as published by the Federal Reserve Bank and includes three-month, six-month, and one-year instruments.

The Citigroup Agency Index is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The Citigroup Credit Index includes US and non-US corporate securities and non-US sovereign and provincial securities.

The Citigroup Mortgage Index measures the mortgage component of the US BIG Bond Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

The Citigroup Treasury Index is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The Citigroup US Broad Investment-Grade (BIG) Bond Index is a market-capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The Citigroup US High-Yield Market Index captures the performance of below-investment-grade debt issued by corporations domiciled in the United States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The Citigroup US Inflation-Linked Securities Index (ILSI)SM measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

31

Notes

32

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Investment Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri
This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0905
CL-ANN-65302S

Annual Report
March 31, 2009

American Century Investments

Diversified Bond Fund

High-Yield Fund

President’s Letter

Dear Investor:

Thank you for investing with us during the financial reporting period ended March 31, 2009. We appreciate your trust in American Century Investments® during these challenging times.

As the calendar changed from 2008 to 2009, the financial markets continued to struggle to digest the subprime-initiated credit crisis. The ensuing global economic downturn and market turmoil affected everyone—from first-time individual investors to hundred-year-old financial institutions. During the period, risk aversion was a key theme, with performance generally favoring assets with lower risk levels and those that showed signs of stability. Effective risk management by portfolio managers delivered above-average returns, albeit still negative in many cases under these challenging market conditions.

Effective risk management requires a commitment to disciplined investment approaches that balance risk and reward, with the goal of setting and maintaining risk levels that are appropriate for portfolio objectives. At American Century Investments, we’ve stayed true to the principles that have guided us for over 50 years, including our commitments to delivering superior investment performance and helping investors reach their financial goals. Risk management is part of that commitment—we offer portfolios that can help diversify and stabilize investment returns.

As discussed by the investment team leaders in this report, 2009 is likely to be another challenging year, but I’m certain that we have the investment professionals and processes in place to provide competitive and compelling long-term results for you. Thank you for your continued confidence in us.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective	2
U.S. Fixed-Income Total Returns	2

Diversified Bond

Performance	3
Portfolio Commentary	5
Portfolio at a Glance	7
Yields	7
Portfolio Composition by Credit Rating	7
Types of Investments in Portfolio	7

High-Yield

Performance	8
Portfolio Commentary	10
Portfolio at a Glance	12
Yields	12
Portfolio Composition by Credit Rating	12
Top Five Industries	12

Shareholder Fee Examples	13

Financial Statements

Schedule of Investments	16
Statement of Assets and Liabilities	34
Statement of Operations	36
Statement of Changes in Net Assets	37
Notes to Financial Statements	38
Financial Highlights	49
Report of Independent Registered Public Accounting Firm	61

Other Information

Management	62
Additional Information	65
Index Definitions	66

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Unprecedented Events

The spiraling subprime credit crisis took an incredible toll on U.S. financial institutions, the economy, and financial markets in the 12 months ended March 31, 2009. By period-end, the resulting recession had spread globally, unemployment in the U.S. reached 8.5%, and many measures of consumer strength were at record lows. On the inflation front, the government’s Consumer Price Index fell by 0.4% for the year ended in March. That was the first 12-month decline since August 1955.

In that environment, the Federal Reserve (the Fed) took dramatic steps, effectively cutting its short-term rate target to 0%, intervening in the mortgage, commercial, and consumer debt markets, while Congress passed a massive economic stimulus package and the $700 billion Troubled Asset Relief Program (TARP).

High-Quality Outperformed Low-Quality

In the fixed-income markets, risk aversion, deleveraging, and worries about the economy and deflation sent Treasury bonds to big gains, while credit-sensitive securities endured historic underperformance (see accompanying table). High-quality, higher-yielding government-backed securities such as government agency and mortgage-backed securities (MBS) also did well. Inflation-linked securities had negative returns overall, though they performed much better late in the period because of worry that the government’s fiscal and monetary policies will prove inflationary down the road. The Fed’s rate cuts also had important implications for money market securities, whose yields and returns are closely tied to the level of short-term interest rates.

Rates Tumbled Amid Volatility

Dramatic Fed rate cuts, safe-haven buying, and competing inflation/deflation concerns meant bond yields were volatile, but finished the 12 months significantly lower. The yield on the two-year Treasury note, which is most sensitive to Fed rate policy, went from 1.59% to 0.80%. Yields on longer-term notes and bonds fell a similar amount, with the benchmark 10-year Treasury yield down from 3.41% to 2.67%, while 30-year bond yields went from 4.29% to 3.54%. In that environment, the shape of the yield curve (a graphic representation of Treasury yields at different maturities) shifted considerably, but ultimately ended the period little changed.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2009
Treasury Securities		Citigroup U.S. Bond Market Indices
3-Month Bill	1.13%	Mortgage (mortgage-backed)	8.26%
2-Year Note	4.67%	Treasury	7.50%
10-Year Note	10.52%	Agency	6.16%
30-Year Bond	18.08%	Broad Investment-Grade (multi-sector)	4.52%
		Inflation-Linked Securities	–2.05%
		Credit (investment-grade corporate)	–4.61%
		High-Yield Market (corporate)	–19.88%

Performance
Diversified Bond

Total Returns as of March 31, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	4.02%	4.36%	—	4.84%	12/3/01
Citigroup US Broad
Investment-Grade Bond Index	4.52%	4.60%	5.93%	5.36%(1)	—
Institutional Class	4.22%	4.57%	5.58%	5.87%	4/1/93
A Class(2)					12/3/01
No sales charge*	3.76%	4.10%	—	4.58%
With sales charge*	-0.87%	3.16%	—	3.93%
B Class					1/31/03
No sales charge*	2.98%	3.33%	—	3.52%
With sales charge*	-1.02%	3.15%	—	3.52%
C Class	2.99%	3.33%	—	3.56%	1/31/03
R Class	3.50%	—	—	4.72%	7/29/05

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Diversified Bond acquired all of the net assets of the American Century Intermediate-Term Bond Fund, the American Century Bond Fund, and the American Century Premium Bond Fund on December 3, 2001, pursuant to a plan of reorganization approved by the acquired funds’ shareholders on November 16, 2001. Financial information prior to December 3, 2001 is that of American Century Premium Bond Fund and is used in calculating the performance of Diversified Bond.

(1)	Since 11/30/01, the date nearest the Investor Class’s inception for which data are available.
(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Diversified Bond

One-Year Returns Over Life of Class
Periods ended March 31
	2002*	2003	2004	2005	2006	2007	2008	2009
Investor Class	-0.99%	9.93%	4.92%	0.63%	1.97%	6.05%	9.38%	4.02%
Citigroup US Broad
Investment-Grade Bond Index	-0.52%	11.56%	5.52%	1.23%	2.40%	6.60%	8.41%	4.52%
* From 12/3/01, the Investor Class’s inception date. Index data from 11/30/01, the date nearest the Investor Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
0.62%	0.42%	0.87%	1.62%	1.62%	1.12%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary
Diversified Bond

Portfolio Managers: Dave MacEwen, Bob Gahagan, Jeff Houston, Brian Howell, Hando Aguilar, John Walsh, Dan Shiffman, and Jim Platz

Performance Summary

Diversified Bond returned 4.02%* for the 12 months ended March 31, 2009. By comparison, the Citigroup US Broad Investment-Grade (BIG) Bond Index returned 4.52%. See page 3 for additional performance comparisons. Portfolio returns reflect operating expenses, while Citigroup index returns do not.

The portfolio’s performance reflected the widely divergent returns across the broad sectors of the taxable bond market—Treasury and government-backed bonds performed well, while credit-sensitive issues had negative returns (see page 2). Against that backdrop, Diversified Bond trailed its benchmark as a result of some of our sector allocation decisions.

However, the portfolio’s results compared favorably with a number of the industry’s biggest and highest-profile names, which suffered from exposure to Lehman Brothers and other financial sector debt issuers. Our underweight position and security selection within the corporate sector was a key source of strength when compared with competing funds.

Key Detractor: Underweight Treasuries

Our sector allocation decisions were key drivers of Diversified Bond’s relative results. The main reason the portfolio lagged its benchmark was its underweight position in Treasury bonds. We viewed Treasuries as the least attractive segment of the market given record low yields at a time of massive government borrowing, as well as policies that are likely to prove inflationary down the road. Unfortunately, safe-haven buying made Treasuries one of the best-performing segments of the market in the 12 months.

In addition, within our Treasury allocation we held inflation-protected securities (TIPS), which trailed plain-vanilla Treasury bonds. We added these securities when the yield difference between nominal and inflation-adjusted 10-year Treasuries was so narrow as to suggest inflation would run at less than 1% a year for the life of the bonds, a level we thought was too low and provided a long-term value opportunity.

Key Contributor: Underweight Corporates

A key source of strength was an underweight position in the hard-hit corporate sector, which had negative absolute returns for the year. In addition, within our corporate allocation, we were underweight bonds tied to finance and the consumer in favor of more defensive issues in the utility, telecom, cable, and health care segments.

*All fund returns referenced in this commentary are for Investor Class shares.

Diversified Bond

In addition, Diversified Bond benefited from an overweight position in mortgage-backed securities (MBS). This was the best-performing segment of the market for the 12 months despite the subprime stigma that affected non-government MBS. However, some of our mortgage exposure was in collateralized mortgage obligations (CMOs) and commercial MBS (CMBS), which we favored for their relatively stable cash flows during a period of sharp interest rate volatility. Nevertheless, the CMBS and non-government CMOs we owned underperformed for the period.

We made a number of other notable sector trades in the 12 months, building positions in high-quality segments of the market that we believed were significantly oversold as a result of the dislocations in the market. For example, we added pre-refunded municipal bonds (refinanced municipal bonds backed by Treasury bonds) and high-quality government-backed securities (“government agency equivalents,” issued by financial institutions and guaranteed by the Federal Deposit Insurance Corporation, or FDIC) that offer yields above Treasury securities.

We also helped performance by eliminating our long-running yield curve steepening trade near where the curve hit its steepest slope in November. The curve subsequently flattened significantly as long-term Treasuries rallied on worries about deflation.

Outlook

“Despite extraordinary intervention and stimulus provided by the government and central bank, we expect the credit crisis will continue and overall economic conditions will remain weak for some time,“ said Portfolio Manager Bob Gahagan. “Nevertheless, we see opportunities in the municipal, securitized, and corporate sectors now that securities have been re-priced to match their risks. And in some cases, those risks have been overstated/ mispriced. We believe we have added long-term value by starting to build positions in high-quality sectors such as investment-grade municipals, TIPS, CMBS, and investment-grade corporates, at attractive yields and prices.”

Diversified Bond

Portfolio at a Glance
	As of 3/31/09	As of 3/31/08
Average Duration (effective)	3.8 years	4.6 years
Weighted Average Life	5.1 years	7.4 years

Yields as of March 31, 2009
30-day SEC Yield
Investor Class	3.49%
Institutional Class	3.67%
A Class	3.10%
B Class	2.51%
C Class	2.51%
R Class	3.01%

Portfolio Composition by Credit Rating
	% of fund	% of fund
	investments	investments
	as of 3/31/09	as of 9/30/08
AAA	81%	82%
AA	3%	3%
A	10%	8%
BBB	6%	7%
Ratings provided by independent research companies. These ratings are listed in Standard & Poor’s format even if they were provided by other sources.

Types of Investments in Portfolio
	% of fund	% of fund
	investments	investments
	as of 3/31/09	as of 9/30/08
U.S. Government Agency Mortgage-Backed Securities	34.6%	34.5%
Corporate Bonds	17.3%	15.1%
U.S. Treasury Securities	14.1%	14.7%
U.S. Government Agency Securities and Equivalents	12.4%	8.0%
Commercial Mortgage-Backed Securities	4.7%	6.6%
Municipal Securities	4.2%	4.8%
Collateralized Mortgage Obligations	2.9%	6.5%
Asset-Backed Securities	0.4%	0.9%
Sovereign Governments & Agencies	0.4%	0.2%
Temporary Cash Investments	7.1%	5.6%
Temporary Cash Investments — Securities Lending Collateral	1.9%	3.1%

Performance
High-Yield

Total Returns as of March 31, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	-13.36%(1)	0.72%(1)	1.59%(1)	1.74%	9/30/97
Merrill Lynch US High Yield
Masters II Constrained Index	-19.65%	-0.26%	2.50%	2.79%	—
Lipper High Current Yield
Funds Average Return(2)	-20.73%	-1.37%	1.10%	1.09%	—
Investor Class’s Lipper Ranking(2)	61 of 461	54 of 335	107 of 207	58 of 134	—
Institutional Class(1)	-13.19%	—	—	0.81%	8/2/04
A Class(1)(3)					3/8/02
No sales charge*	-13.57%	0.47%	—	3.31%
With sales charge*	-17.45%	-0.46%	—	2.65%
B Class(1)					1/31/03
No sales charge*	-14.22%	-0.28%	—	2.56%
With sales charge*	-18.22%	-0.48%	—	2.56%
C Class(1)	-14.22%	-0.28%	—	2.57%	12/10/01
R Class(1)	-13.79%	—	—	-1.85%	7/29/05

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.
(1)	Class returns would have been lower if American Century Investments had not voluntarily waived a portion of its management fees and reimbursed a portion of its distribution and services fees, as applicable.
(2)	Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.
Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

High-Yield

One-Year Returns Over 10 Years
Periods ended March 31
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	0.90%	-8.15%	-0.33%	5.90%	15.53%	5.17%	6.29%	8.54%	-1.41%	-13.36%
Merrill Lynch
US High Yield
Masters II
Constrained Index	-1.09%	1.99%	0.51%	4.62%	22.20%	6.92%	6.96%	11.06%	-3.28%	-19.65%

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
0.87%	0.67%	1.12%	1.87%	1.87%	1.37%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value the will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary
High-Yield

Portfolio Managers: Mike Difley and Dave MacEwen

Performance Summary

High-Yield declined 13.36%* in the 12 months ended March 31, 2009. By comparison, the Lipper High Current Yield Bond Funds category average return and Merrill Lynch US High Yield Master II Constrained Index fell 20.73% and 19.65%, respectively. See page 8 for additional performance comparisons. Portfolio and Lipper returns reflect operating expenses, while the Merrill Lynch index returns do not.

The portfolio’s negative absolute return reflected the unprecedented turmoil affecting the economy and financial markets. However, the portfolio held up much better than the index and Lipper average because of credit, sector, and security selection decisions.

High-Yield Market Was Volatile

The fallout from the credit crisis had a profound effect on the high-yield market in the 12 months ended March 31, 2009, characterized by extreme volatility and sharply negative performance. A lack of liquidity, risk avoidance, deleveraging, and forced selling by hedge funds and other large high-yield market players meant the market suffered several of its worst months ever in late 2008. In that environment, measures of distress and the ratio of credit rating downgrades to upgrades reached the highest levels on record, while the spread (yield over Treasuries) on the high-yield market surged to an all-time high above 2000 basis points (or 20%). Such attractive yields and optimism over government measures to support the credit markets and economy fueled the high-yield market rebound from December 2008 to March 2009.

Looking at performance by quality, all high-yield credit rating indices declined for the 12 months. Higher-rated bonds held up best, with those rated BB down about 11%, while CCCs fell around 34%, according to Merrill Lynch. Looking at returns by sector, only three of 37 industry segments had positive returns. Publishing and broadcasting bonds performed worst, down more than 50% for the period.

Credit Allocation Drove Outperformance

Given the difficult economic and credit backdrop, we held an overweight position in bonds rated BB and B and underweight in bonds rated CCC because we viewed the risk/reward tradeoff for the lowest-rated bonds unfavorably. This positioning was one of the keys to the portfolio’s relative performance. However, we began adding selectively to bonds from this segment of the market where we believed we were being adequately compensated for the inherent risks, and where we think bonds can benefit when economic recovery eventually takes hold.

*	All fund returns referenced in this commentary are for Investor Class shares. Class returns would have been lower had management fees not been waived.

High-Yield

Sector, Security Selection Also Contributed

Our sector and security selection decisions also aided relative results. In general, the portfolio was underrepresented in bonds tied to the consumer, such as gaming bonds, which underperformed badly. Instead, we favored bonds from defensive sectors such as telecommunications, energy, and health care, which all held up better than the index as a whole.

In terms of our individual security selection, some of the leading contributors to relative results were Allied Waste, which did well after being upgraded to investment-grade status, as well as telecommunication companies Sprint and Qwest Communications, and health care provider HCA. At the other end of the spectrum, it hurt to be underrepresented in GMAC bonds relative to the benchmark. Our position in casino giant MGM Mirage detracted from absolute performance, although we held an underweight position compared with the index.

Outlook

“Despite continued economic challenges, the high-yield market has begun to show signs of life in recent months,” said Portfolio Manager Mike Difley. “Because we are still in the early stages of the coming default cycle, it will be important to avoid the securities or segments of the market most likely to experience significant credit losses. Given that, we’re likely to focus on what we believe are attractively valued bonds of solid companies that we think can navigate the current economic and financial stresses, and that have the potential to offer attractive returns as the economy recovers.”

High-Yield

Portfolio at a Glance
	As of 3/31/09	As of 3/31/08
Weighted Average Maturity	4.4 years	4.3 years
Average Duration (effective)	3.2 years	3.8 years

Yields as of March 31, 2009(1)
30-day SEC Yield
Investor Class	8.45%
Institutional Class	8.69%
A Class	7.86%
B Class	7.48%
C Class	7.47%
R Class	7.88%

(1)	The yields presented reflect the waiver of a portion of the fund’s management fees. Without such waiver, the 30-day yields would have been lower.

Portfolio Composition by Credit Rating
	% of fund	% of fund
	investments	investments
	as of 3/31/09	as of 9/30/08
AAA	21%	9%
BBB	10%	1%
BB	34%	37%
B	26%	46%
CCC or lower	9%	7%

Top Five Industries as of March 31, 2009
	% of net assets	% of net assets
	as of 3/31/09	as of 9/30/08
Oil, Gas & Consumable Fuels	14.7%	9.1%
Media	10.2%	10.6%
Diversified Telecommunication Services	9.4%	5.8%
Health Care Providers & Services	6.3%	4.8%
Commercial Services & Supplies	4.2%	3.8%

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2008 to March 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period(1)	Expense
	10/1/08	3/31/09	10/1/08 – 3/31/09	Ratio(1)
Diversified Bond
Actual
Investor Class	$1,000	$1,052.90	$3.17	0.62%
Institutional Class	$1,000	$1,053.90	$2.15	0.42%
A Class	$1,000	$1,051.60	$4.45	0.87%
B Class	$1,000	$1,047.60	$8.27	1.62%
C Class	$1,000	$1,047.70	$8.27	1.62%
R Class	$1,000	$1,050.30	$5.73	1.12%
Hypothetical
Investor Class	$1,000	$1,021.84	$3.13	0.62%
Institutional Class	$1,000	$1,022.84	$2.12	0.42%
A Class	$1,000	$1,020.59	$4.38	0.87%
B Class	$1,000	$1,016.85	$8.15	1.62%
C Class	$1,000	$1,016.85	$8.15	1.62%
R Class	$1,000	$1,019.35	$5.64	1.12%

(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period(1)	Expense
	10/1/08	3/31/09	10/1/08 – 3/31/09	Ratio(1)
High-Yield
Actual
Investor Class (after waiver)(2)	$1,000	$912.00	$3.81	0.80%
Investor Class (before waiver)	$1,000	$912.00(3)	$4.15	0.87%
Institutional Class (after waiver)(2)	$1,000	$912.90	$2.86	0.60%
Institutional Class (before waiver)	$1,000	$912.90(3)	$3.20	0.67%
A Class (after waiver)(2)	$1,000	$910.90	$5.00	1.05%
A Class (before waiver)	$1,000	$910.90(3)	$5.34	1.12%
B Class (after waiver)(2)	$1,000	$907.50	$8.56	1.80%
B Class (before waiver)	$1,000	$907.50(3)	$8.89	1.87%
C Class (after waiver)(2)	$1,000	$907.50	$8.56	1.80%
C Class (before waiver)	$1,000	$907.50(3)	$8.89	1.87%
R Class (after waiver)(2)	$1,000	$909.70	$6.19	1.30%
R Class (before waiver)	$1,000	$909.70(3)	$6.52	1.37%
Hypothetical
Investor Class (after waiver)(2)	$1,000	$1,020.94	$4.03	0.80%
Investor Class (before waiver)	$1,000	$1,020.59	$4.38	0.87%
Institutional Class (after waiver)(2)	$1,000	$1,021.94	$3.02	0.60%
Institutional Class (before waiver)	$1,000	$1,021.59	$3.38	0.67%
A Class (after waiver)(2)	$1,000	$1,019.70	$5.29	1.05%
A Class (before waiver)	$1,000	$1,019.35	$5.64	1.12%
B Class (after waiver)(2)	$1,000	$1,015.96	$9.05	1.80%
B Class (before waiver)	$1,000	$1,015.61	$9.40	1.87%
C Class (after waiver)(2)	$1,000	$1,015.96	$9.05	1.80%
C Class (before waiver)	$1,000	$1,015.61	$9.40	1.87%
R Class (after waiver)(2)	$1,000	$1,018.45	$6.54	1.30%
R Class (before waiver)	$1,000	$1,018.10	$6.89	1.37%

(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	During the six months ended March 31, 2009, the class received a partial waiver of its management fee.
(3)	Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

Schedule of Investments
Diversified Bond

MARCH 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
U.S. Government Agency			FNMA, 6.00%,
Mortgage-Backed Securities(1) — 37.0%			settlement date 4/14/09(3)	$ 51,347,421	$ 53,633,973
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY			FNMA, 6.50%,
MORTGAGE-BACKED SECURITIES — 0.4%			settlement date 4/14/09(3)	13,694,000	14,423,644
FNMA, VRN,			FNMA, 6.00%, 5/1/13(2)	7,839	8,230
5.63%, 3/1/12(2)	$ 5,702,406	$ 5,911,085	FNMA, 6.00%, 5/1/13(2)	13,655	14,362
FIXED-RATE U.S. GOVERNMENT AGENCY			FNMA, 6.00%, 7/1/13(2)	38,733	40,739
MORTGAGE-BACKED SECURITIES — 36.6%			FNMA, 6.00%, 12/1/13(2)	67,510	71,007
FHLMC, 5.00%, 10/1/10(2)	1,138,226	1,161,479	FNMA, 6.00%, 1/1/14(2)	51,042	53,686
FHLMC, 6.50%, 12/1/12(2)	4,959	5,211	FNMA, 6.00%, 2/1/14(2)	81,937	86,181
FHLMC, 6.00%, 1/1/13(2)	85,866	90,193	FNMA, 6.00%, 4/1/14(2)	95,085	100,011
FHLMC, 7.00%, 11/1/13(2)	20,018	20,988	FNMA, 5.50%, 12/1/16(2)	383,800	403,258
FHLMC, 7.00%, 6/1/14(2)	38,403	40,382	FNMA, 5.50%, 12/1/16(2)	755,091	793,373
FHLMC, 6.50%, 6/1/16(2)	77,250	80,840	FNMA, 5.00%, 6/1/18	10,876,429	11,368,475
FHLMC, 6.50%, 6/1/16(2)	128,030	134,542	FNMA, 4.50%, 5/1/19(2)	3,251,451	3,368,571
FHLMC, 5.00%, 11/1/17(2)	1,787,441	1,869,421	FNMA, 6.50%, 1/1/26(2)	92,205	98,341
FHLMC, 4.50%, 1/1/19(2)	191,530	198,429	FNMA, 7.00%, 12/1/27(2)	9,089	9,816
FHLMC, 5.00%, 1/1/21(2)	8,200,283	8,532,822	FNMA, 6.50%, 1/1/28(2)	6,134	6,543
FHLMC, 5.00%, 4/1/21(2)	3,160,693	3,288,866	FNMA, 7.00%, 1/1/28(2)	5,861	6,330
FHLMC, 7.00%, 9/1/27(2)	15,555	16,899	FNMA, 7.50%, 4/1/28(2)	26,097	28,323
FHLMC, 6.50%, 1/1/28(2)	26,222	27,923	FNMA, 7.00%, 5/1/28(2)	79,816	86,230
FHLMC, 7.00%, 2/1/28(2)	3,916	4,254	FNMA, 7.00%, 6/1/28(2)	4,296	4,641
FHLMC, 6.50%, 3/1/29(2)	154,798	164,839	FNMA, 6.50%, 1/1/29(2)	19,438	20,732
FHLMC, 6.50%, 6/1/29(2)	102,949	109,562	FNMA, 6.50%, 4/1/29(2)	58,917	62,690
FHLMC, 7.00%, 8/1/29(2)	15,717	17,070	FNMA, 7.00%, 7/1/29(2)	33,054	35,710
FHLMC, 7.50%, 8/1/29(2)	26,330	28,545	FNMA, 7.00%, 7/1/29(2)	38,651	41,767
FHLMC, 6.50%, 5/1/31(2)	2,767	2,942	FNMA, 7.50%, 7/1/29(2)	103,267	111,991
FHLMC, 6.50%, 5/1/31(2)	76,649	81,477	FNMA, 7.50%, 8/1/30(2)	75,274	81,529
FHLMC, 6.50%, 6/1/31(2)	1,401	1,489	FNMA, 7.50%, 9/1/30(2)	37,771	40,974
FHLMC, 6.50%, 6/1/31(2)	1,720	1,828	FNMA, 7.00%, 9/1/31(2)	235,296	253,628
FHLMC, 6.50%, 6/1/31(2)	3,900	4,146	FNMA, 6.50%, 1/1/32(2)	120,193	127,741
FHLMC, 6.50%, 6/1/31(2)	7,903	8,401	FNMA, 7.00%, 6/1/32(2)	1,107,554	1,193,169
FHLMC, 6.50%, 6/1/31(2)	8,815	9,370	FNMA, 6.50%, 8/1/32(2)	460,477	489,397
FHLMC, 6.50%, 6/1/31(2)	46,932	49,888	FNMA, 5.50%, 6/1/33(2)	2,862,513	2,983,946
FHLMC, 5.50%, 12/1/33(2)	1,950,231	2,032,602	FNMA, 5.50%, 7/1/33(2)	13,700,987	14,282,208
FHLMC, 6.00%, 9/1/35	51,435,194	53,961,245	FNMA, 5.50%, 8/1/33(2)	2,342,588	2,441,965
FHLMC, 5.50%, 12/1/37	11,037,701	11,467,054	FNMA, 5.50%, 9/1/33(2)	3,020,927	3,149,081
FHLMC, 5.50%, 1/1/38(2)	14,362,425	14,921,915	FNMA, 5.00%, 11/1/33(2)	20,226,541	20,942,371
FHLMC, 5.50%, 4/1/38(2)	18,331,613	19,044,691	FNMA, 5.50%, 1/1/34(2)	6,533,837	6,813,259
FHLMC, 6.00%, 8/1/38(2)	2,971,127	3,109,912	FNMA, 4.50%, 1/1/35	35,461,086	36,465,701
FHLMC, 6.50%, 7/1/47(2)	488,417	513,476	FNMA, 5.00%, 8/1/35(2)	2,219,850	2,295,984

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
FNMA, 4.50%, 9/1/35(2)	$ 7,656,828	$ 7,837,855	GNMA, 6.00%, 9/20/38(2)	$ 19,739,192	$ 20,632,243
FNMA, 5.00%, 10/1/35	12,353,012	12,776,682	GNMA, 5.50%, 11/15/38	24,005,228	25,020,563
FNMA, 5.00%, 2/1/36(2)	9,234,359	9,551,068	GNMA, 6.00%, 1/20/39	4,642,184	4,852,313
FNMA, 5.50%, 4/1/36(2)	11,574,923	12,040,633	GNMA, 5.00%, 3/20/39	20,000,000	20,754,216
FNMA, 5.50%, 5/1/36(2)	24,005,369	24,971,210			582,112,956
FNMA, 5.50%, 7/1/36(2)	8,445,055	8,776,919	TOTAL U.S. GOVERNMENT AGENCY
FNMA, 5.50%, 2/1/37(2)	4,631,621	4,813,630	MORTGAGE-BACKED SECURITIES
FNMA, 5.50%, 5/1/37	19,001,486	19,744,147	(Cost $572,855,979)		588,024,041
FNMA, 6.50%, 8/1/37(2)	7,413,795	7,792,891	Corporate Bonds — 18.5%
FNMA, 5.50%, 2/1/38(2)	8,040,779	8,355,047	AEROSPACE & DEFENSE — 0.5%
FNMA, 6.00%, 9/1/38	5,188,216	5,400,051	Honeywell International, Inc.,
FNMA, 6.00%, 11/1/38	6,822,721	7,101,293	3.875%, 2/15/14(2)	800,000	808,116
FNMA, 5.50%, 12/1/38	33,146,025	34,441,516	Honeywell International, Inc.,
FNMA, 5.00%, 1/1/39	11,811,007	12,202,505	5.30%, 3/15/17(2)	675,000	688,609
FNMA, 4.50%, 2/1/39	19,928,084	20,395,001	Honeywell International, Inc.,
FNMA, 6.50%, 6/1/47(2)	284,638	299,011	5.30%, 3/1/18(2)(4)	610,000	624,985
FNMA, 6.50%, 8/1/47(2)	763,309	801,854	Lockheed Martin Corp.,
FNMA, 6.50%, 8/1/47(2)	1,015,991	1,067,295	6.15%, 9/1/36(2)(4)	1,923,000	1,952,335
FNMA, 6.50%, 9/1/47(2)	124,230	130,503	United Technologies Corp.,
FNMA, 6.50%, 9/1/47(2)	878,182	922,527	6.125%, 2/1/19(2)	2,660,000	2,871,015
FNMA, 6.50%, 9/1/47(2)	1,034,492	1,086,730	United Technologies Corp.,
FNMA, 6.50%, 9/1/47(2)	1,208,352	1,269,370	6.05%, 6/1/36(2)	1,027,000	1,032,819
FNMA, 6.50%, 9/1/47(2)	1,792,696	1,883,221	United Technologies Corp.,
GNMA, 7.50%, 8/20/17(2)	38,219	40,289	6.125%, 7/15/38(2)	650,000	663,073
GNMA, 7.00%, 11/15/22(2)	48,504	51,952			8,640,952
GNMA, 8.75%, 3/15/25(2)	48,573	52,490	AIR FREIGHT & LOGISTICS — 0.1%
GNMA, 7.00%, 4/20/26(2)	10,836	11,584	United Parcel Service, Inc.,
GNMA, 7.50%, 8/15/26(2)	20,603	22,197	3.875%, 4/1/14	1,640,000	1,646,608
GNMA, 8.00%, 8/15/26(2)	10,945	11,888	AUTOMOBILES — 0.1%
GNMA, 7.50%, 4/15/27(2)	1,376	1,484	American Honda Finance
GNMA, 7.50%, 5/15/27(2)	21,091	22,739	Corp., 7.625%, 10/1/18(2)(5)	800,000	754,992
GNMA, 8.00%, 6/15/27(2)	19,329	21,008	Daimler Finance N.A. LLC,
GNMA, 7.50%, 11/15/27(2)	2,242	2,418	5.875%, 3/15/11(2)	710,000	680,034
GNMA, 7.00%, 2/15/28(2)	10,111	10,854			1,435,026
GNMA, 7.50%, 2/15/28(2)	15,674	16,906	BEVERAGES — 0.8%
GNMA, 6.50%, 3/15/28(2)	15,437	16,478	Coca-Cola Co. (The),
GNMA, 7.00%, 4/15/28(2)	2,775	2,979	3.625%, 3/15/14(2)	1,000,000	1,021,819
GNMA, 6.50%, 5/15/28(2)	2,147	2,292	Coca-Cola Co. (The),
GNMA, 6.50%, 5/15/28(2)	5,936	6,336	5.35%, 11/15/17(2)	1,400,000	1,499,121
GNMA, 6.50%, 5/15/28(2)	50,816	54,242	Coca-Cola Enterprises, Inc.,
GNMA, 7.00%, 12/15/28(2)	16,709	17,935	3.75%, 3/1/12(2)	1,400,000	1,429,704
GNMA, 8.00%, 12/15/29(2)	1,739	1,892	Coca-Cola Enterprises, Inc.,
GNMA, 7.00%, 5/15/31(2)	106,493	114,540	7.375%, 3/3/14(2)	1,320,000	1,501,541
GNMA, 4.50%, 8/15/33	9,033,406	9,267,881	Diageo Capital plc,
			5.20%, 1/30/13(2)	1,160,000	1,179,888
			Diageo Capital plc,
			5.75%, 10/23/17(2)	1,150,000	1,175,068
			Dr Pepper Snapple Group,
			Inc., 6.82%, 5/1/18(2)	780,000	737,873

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
PepsiAmericas, Inc.,			SunTrust Bank,
4.375%, 2/15/14(2)	$ 800,000	$ 801,128	7.25%, 3/15/18(2)	$ 320,000	$ 308,634
PepsiCo, Inc.,			Wachovia Bank N.A.,
7.90%, 11/1/18(2)	820,000	1,009,977	4.80%, 11/1/14(2)	1,095,000	911,898
SABMiller plc,			Wachovia Bank N.A.,
6.20%, 7/1/11(2)(5)	2,060,000	2,078,600	4.875%, 2/1/15(2)	1,320,000	1,086,836
		12,434,719	Wells Fargo & Co.,
BIOTECHNOLOGY — 0.2%			4.625%, 8/9/10(2)	1,167,000	1,152,770
Amgen, Inc.,			Wells Fargo & Co.,
5.85%, 6/1/17(2)	1,560,000	1,601,052	4.375%, 1/31/13(2)	880,000	821,194
Amgen, Inc.,			Wells Fargo Bank N.A.,
6.40%, 2/1/39(2)	1,580,000	1,525,790	6.45%, 2/1/11(2)	900,000	882,316
		3,126,842			7,323,025
CAPITAL MARKETS — 1.1%			COMMERCIAL SERVICES & SUPPLIES — 0.1%
Bear Stearns Cos., Inc.			Pitney Bowes, Inc.,
(The), 6.40%, 10/2/17(2)	2,760,000	2,692,217	5.75%, 9/15/17(2)	540,000	539,802
Credit Suisse (New York),			Waste Management, Inc.,
5.00%, 5/15/13(2)	1,630,000	1,577,056	7.375%, 3/11/19(2)	1,600,000	1,635,883
Deutsche Bank AG					2,175,685
(London), 4.875%,			COMMUNICATIONS EQUIPMENT — 0.1%
5/20/13(2)	810,000	795,523	Cisco Systems, Inc.,
Goldman Sachs Group, Inc.			4.95%, 2/15/19(2)	1,600,000	1,578,437
(The), 5.125%, 1/15/15(2)	3,520,000	3,178,609	COMPUTERS & PERIPHERALS(6)
Goldman Sachs Group, Inc.			Hewlett-Packard Co.,
(The), 6.15%, 4/1/18(2)	1,600,000	1,464,891	6.125%, 3/1/14(2)	370,000	394,618
Goldman Sachs Group, Inc.			CONSUMER FINANCE — 0.5%
(The), 7.50%, 2/15/19(2)	2,270,000	2,270,502	American Express Centurion
Merrill Lynch & Co., Inc.,			Bank, 4.375%, 7/30/09(2)	571,000	565,002
4.79%, 8/4/10(2)	1,376,000	1,251,432	American Express Centurion
Merrill Lynch & Co., Inc.,			Bank, 5.55%, 10/17/12(2)	1,700,000	1,514,654
6.15%, 4/25/13(2)	1,965,000	1,653,752	General Electric Capital
Morgan Stanley,			Corp., 6.125%, 2/22/11(2)(4)	773,000	781,960
6.00%, 4/28/15(2)	1,810,000	1,712,551	General Electric Capital
Morgan Stanley,			Corp., 4.80%, 5/1/13(2)(4)	620,000	581,782
6.625%, 4/1/18(2)	980,000	936,604	General Electric Capital
		17,533,137	Corp., 5.625%, 9/15/17(2)	1,080,000	948,724
CHEMICALS — 0.1%			General Electric Capital
Air Products & Chemicals,			Corp., 6.875%, 1/10/39(2)	1,170,000	957,941
Inc., 4.15%, 2/1/13(2)	830,000	825,180	John Deere Capital Corp.,
E.I. du Pont de Nemours &			4.50%, 4/3/13(2)	600,000	589,341
Co., 5.00%, 1/15/13(2)	700,000	729,889	John Deere Capital Corp.,
Rohm & Haas Co.,			4.90%, 9/9/13(2)	1,200,000	1,195,163
5.60%, 3/15/13(2)	550,000	515,541	John Deere Capital Corp.,
		2,070,610	5.50%, 4/13/17(2)	1,205,000	1,144,438
COMMERCIAL BANKS — 0.5%					8,279,005
PNC Bank N.A.,			DIVERSIFIED FINANCIAL SERVICES — 1.0%
4.875%, 9/21/17(2)	882,000	754,902	Bank of America Corp.,
PNC Bank N.A.,			4.375%, 12/1/10(2)	961,000	907,753
6.00%, 12/7/17(2)	730,000	672,111	Bank of America Corp.,
PNC Funding Corp.,			4.90%, 5/1/13(2)	1,550,000	1,394,087
5.125%, 12/14/10(2)	741,000	732,364

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
Bank of America N.A.,			Telefonica Emisiones SAU,
5.30%, 3/15/17(2)	$ 2,189,000	$ 1,611,870	7.05%, 6/20/36(2)(4)	$ 1,600,000	$ 1,651,714
Bank of America N.A.,			Verizon Communications,
6.00%, 10/15/36(2)	825,000	547,760	Inc., 5.55%, 2/15/16(2)	686,000	676,041
BP Capital Markets plc,			Verizon Communications,
5.25%, 11/7/13(2)	1,950,000	2,090,164	Inc., 5.50%, 2/15/18(2)	580,000	553,413
Citigroup, Inc., 5.50%,			Verizon Communications,
4/11/13(2)(4)	3,115,000	2,740,082	Inc., 8.75%, 11/1/18(2)(4)	2,670,000	3,060,666
Citigroup, Inc., 6.125%,			Verizon Communications,
5/15/18(2)(4)	1,940,000	1,678,399	Inc., 6.25%, 4/1/37(2)	489,000	437,027
JPMorgan Chase & Co.,			Verizon Communications,
6.00%, 1/15/18(2)	2,930,000	2,966,563	Inc., 6.40%, 2/15/38(2)	870,000	792,422
JPMorgan Chase Bank			Verizon Wireless Capital
National Association,			LLC, 5.55%, 2/1/14(2)(5)	1,580,000	1,583,707
5.875%, 6/13/16(2)	1,250,000	1,171,276	Verizon Wireless Capital
Pricoa Global Funding I,			LLC, 8.50%, 11/15/18(2)(5)	2,300,000	2,632,306
5.40%, 10/18/12(2)(5)	1,000,000	848,900			30,871,968
		15,956,854	ELECTRIC UTILITIES — 1.2%
DIVERSIFIED TELECOMMUNICATION			Carolina Power & Light Co.,
SERVICES — 1.9%			5.15%, 4/1/15(2)	1,123,000	1,142,794
AT&T Corp.,			Carolina Power & Light Co.,
7.30%, 11/15/11(2)	1,167,000	1,254,819	5.25%, 12/15/15(2)	545,000	558,619
AT&T, Inc., 6.25%, 3/15/11(2)	1,580,000	1,651,177	Carolina Power & Light Co.,
AT&T, Inc.,			5.30%, 1/15/19(2)	770,000	781,210
6.70%, 11/15/13(2)	2,170,000	2,320,993	Cleveland Electric
AT&T, Inc.,			Illuminating Co. (The),
5.10%, 9/15/14(2)(4)	1,000,000	1,005,070	5.70%, 4/1/17(2)	908,000	808,133
AT&T, Inc.,			Duke Energy Carolinas LLC,
6.80%, 5/15/36(2)	1,000,000	948,858	7.00%, 11/15/18(2)	1,670,000	1,921,317
AT&T, Inc.,			Duke Energy Corp.,
6.55%, 2/15/39(2)	3,270,000	2,979,742	6.30%, 2/1/14(2)	1,570,000	1,609,649
BellSouth Corp.,			FirstEnergy Corp.,
6.875%, 10/15/31(2)	176,000	168,119	6.45%, 11/15/11(2)	2,150,000	2,153,431
Deutsche Telecom			Florida Power & Light Co.,
International Finance BV,			5.96%, 4/1/39(2)	1,640,000	1,669,569
6.75%, 8/20/18(2)	2,210,000	2,223,797	Florida Power Corp.,
Deutsche Telekom			4.50%, 6/1/10(2)	602,000	613,737
International Finance BV,			Florida Power Corp.,
8.75%, 6/15/30(2)	800,000	857,879	5.65%, 6/15/18(2)	790,000	825,182
Embarq Corp.,			Florida Power Corp.,
7.08%, 6/1/16(2)	944,000	850,750	6.35%, 9/15/37(2)	540,000	563,196
Koninklijke KPN NV,			Pacificorp,
8.00%, 10/1/10(2)	1,300,000	1,345,469	6.00%, 1/15/39(2)	2,340,000	2,323,042
Koninklijke KPN NV,			Progress Energy, Inc.,
8.375%, 10/1/30(2)	820,000	852,859	6.05%, 3/15/14(2)	950,000	958,351
Qwest Corp.,			Southern California Edison
7.875%, 9/1/11(2)	280,000	277,200	Co., 5.625%, 2/1/36(2)	780,000	742,953
Qwest Corp.,			Toledo Edison Co. (The),
7.50%, 10/1/14(2)	800,000	732,000	6.15%, 5/15/37(2)	425,000	300,649
Telecom Italia Capital SA,			Virginia Electric & Power
4.00%, 1/15/10(2)	1,263,000	1,244,055	Co., 8.875%, 11/15/38(2)(4)	1,780,000	2,186,025
Telefonica Emisiones SAU,					19,157,857
5.98%, 6/20/11(2)	750,000	771,885

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
ELECTRICAL EQUIPMENT — 0.1%			Baxter International, Inc.,
Rockwell Automation, Inc.,			5.90%, 9/1/16(2)	$ 1,130,000	$ 1,194,562
6.25%, 12/1/37(2)	$ 900,000	$ 889,850	Baxter International, Inc.,
ENERGY EQUIPMENT & SERVICES — 0.1%			5.375%, 6/1/18(2)	650,000	669,862
Weatherford International			Baxter International, Inc.,
Ltd., 9.625%, 3/1/19(2)	1,710,000	1,772,627	6.25%, 12/1/37(2)	590,000	611,245
FOOD & STAPLES RETAILING — 0.8%					5,706,022
CVS Caremark Corp.,			HOTELS, RESTAURANTS & LEISURE — 0.3%
6.60%, 3/15/19(2)	1,650,000	1,667,272	McDonald’s Corp.,
Delhaize Group,			5.35%, 3/1/18(2)	1,550,000	1,639,364
5.875%, 2/1/14(2)	1,580,000	1,581,823	McDonald’s Corp.,
Kroger Co. (The),			5.00%, 2/1/19(2)	790,000	823,893
6.80%, 4/1/11(2)	1,330,000	1,406,065	McDonald’s Corp.,
Kroger Co. (The),			6.30%, 10/15/37(2)	560,000	576,192
5.00%, 4/15/13(2)	1,580,000	1,587,698	Yum! Brands, Inc.,
SYSCO Corp.,			8.875%, 4/15/11(2)	600,000	640,551
4.20%, 2/12/13(2)	1,170,000	1,202,951	Yum! Brands, Inc.,
Wal-Mart Stores, Inc.,			6.875%, 11/15/37(2)	560,000	466,097
3.00%, 2/3/14(2)	2,260,000	2,255,466			4,146,097
Wal-Mart Stores, Inc.,			HOUSEHOLD PRODUCTS — 0.2%
5.875%, 4/5/27(2)	1,060,000	1,059,981	Kimberly-Clark Corp.,
Wal-Mart Stores, Inc.,			6.125%, 8/1/17(2)	560,000	604,219
6.50%, 8/15/37(2)	850,000	887,856	Kimberly-Clark Corp.,
Wal-Mart Stores, Inc.,			7.50%, 11/1/18(2)	820,000	971,377
6.20%, 4/15/38(2)	640,000	649,955	Procter & Gamble Co. (The),
		12,299,067	4.60%, 1/15/14(2)	1,470,000	1,558,054
FOOD PRODUCTS — 0.7%					3,133,650
Campbell Soup Co.,			INDUSTRIAL CONGLOMERATES — 0.2%
4.50%, 2/15/19(2)	790,000	789,610	General Electric Co.,
General Mills, Inc.,			5.00%, 2/1/13(2)	2,734,000	2,737,609
5.65%, 9/10/12(2)	1,460,000	1,543,933	General Electric Co.,
General Mills, Inc.,			5.25%, 12/6/17(2)	560,000	519,125
5.25%, 8/15/13(2)	1,410,000	1,458,481			3,256,734
General Mills, Inc.,			INSURANCE — 0.3%
5.65%, 2/15/19(2)	1,660,000	1,694,423	Berkshire Hathaway Finance
Kellogg Co., 6.60%, 4/1/11(2)	540,000	578,064	Corp., 5.00%, 8/15/13(2)(4)	790,000	813,506
Kellogg Co.,			Lincoln National Corp.,
5.125%, 12/3/12(2)	900,000	952,096	6.30%, 10/9/37(2)	1,120,000	481,367
Kraft Foods, Inc.,			MetLife Global Funding I,
6.00%, 2/11/13(2)	830,000	875,449	5.125%, 4/10/13(2)(5)	2,170,000	1,984,291
Kraft Foods, Inc.,			New York Life Global
6.75%, 2/19/14(2)	1,190,000	1,288,425	Funding, 4.65%, 5/9/13(2)(5)	1,630,000	1,589,307
Kraft Foods, Inc.,			Prudential Financial, Inc.,
6.125%, 2/1/18(2)	1,200,000	1,205,556	5.40%, 6/13/35(2)	600,000	288,927
		10,386,037			5,157,398
HEALTH CARE EQUIPMENT & SUPPLIES — 0.4%			IT SERVICES — 0.4%
Baxter Finco BV, 4.75%,			International Business
10/15/10(2)	1,531,000	1,581,110	Machines Corp.,
Baxter International, Inc.,			5.70%, 9/14/17(2)	5,500,000	5,710,639
4.00%, 3/1/14(2)	1,620,000	1,649,243

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
MACHINERY — 0.3%			MULTILINE RETAIL(6)
Caterpillar Financial			Kohl’s Corp.,
Services Corp., 4.85%,			6.875%, 12/15/37(2)	$ 560,000	$ 423,080
12/7/12(2)	$ 560,000	$ 552,595	Macy’s Retail Holdings, Inc.,
Caterpillar Financial			5.35%, 3/15/12(2)(4)	396,000	311,048
Services Corp., 6.125%,					734,128
2/17/14(2)	2,280,000	2,217,366	MULTI-UTILITIES — 1.0%
Caterpillar Financial			CenterPoint Energy
Services Corp., 5.45%,			Resources Corp.,
4/15/18(2)	1,620,000	1,393,197	6.125%, 11/1/17(2)	560,000	482,920
		4,163,158	CenterPoint Energy
MEDIA — 0.9%			Resources Corp.,
Comcast Cable			6.25%, 2/1/37(2)	950,000	630,873
Communications LLC,			Dominion Resources, Inc.,
6.75%, 1/30/11(2)	750,000	776,405	4.75%, 12/15/10(2)	584,000	588,429
Comcast Corp.,			Dominion Resources, Inc.,
6.50%, 1/15/15(2)	790,000	786,599	6.40%, 6/15/18(2)	670,000	669,551
Comcast Corp.,			Georgia Power Co.,
5.90%, 3/15/16(2)	2,404,000	2,325,817	6.00%, 11/1/13(2)	1,670,000	1,812,610
Comcast Corp.,			NSTAR Electric Co.,
5.70%, 5/15/18(2)	650,000	610,855	5.625%, 11/15/17(2)	1,910,000	2,012,032
Comcast Corp.,			Pacific Gas & Electric Co.,
6.40%, 5/15/38(2)	650,000	569,763	4.20%, 3/1/11(2)	2,247,000	2,282,891
Pearson Dollar Finance Two			Pacific Gas & Electric Co.,
plc, 6.25%, 5/6/18(2)(4)(5)	920,000	800,741	8.25%, 10/15/18(2)	840,000	991,907
Rogers Cable, Inc.,			Pacific Gas & Electric Co.,
6.25%, 6/15/13(2)	1,600,000	1,612,000	5.80%, 3/1/37(2)	367,000	350,788
Time Warner Cable, Inc.,			Pacific Gas & Electric Co.,
5.40%, 7/2/12(2)(4)	1,650,000	1,595,489	6.35%, 2/15/38(2)	610,000	615,437
Time Warner Cable, Inc.,			PG&E Corp.,
6.75%, 7/1/18(2)	1,630,000	1,532,956	5.75%, 4/1/14(2)	970,000	978,694
Time Warner Cable, Inc.,			Public Service Co. of
8.75%, 2/14/19(2)(4)	1,670,000	1,776,554	Colorado, 5.80%, 8/1/18(2)	790,000	833,099
Time Warner, Inc.,			Sempra Energy,
5.50%, 11/15/11(2)	995,000	982,360	8.90%, 11/15/13(2)	1,040,000	1,131,934
Time Warner, Inc.,			Sempra Energy,
7.625%, 4/15/31(2)	176,000	157,858	9.80%, 2/15/19(2)	1,840,000	2,041,736
Viacom, Inc.,					15,422,901
6.25%, 4/30/16(2)	1,220,000	1,072,738
		14,600,135	OIL, GAS & CONSUMABLE FUELS — 1.4%
			Anadarko Petroleum Corp.,
METALS & MINING — 0.4%			5.95%, 9/15/16(2)	1,120,000	966,280
ArcelorMittal,			Anadarko Petroleum Corp.,
6.125%, 6/1/18(2)	1,130,000	818,962	8.70%, 3/15/19(2)	2,050,000	2,055,717
Barrick Gold Corp.,			Canadian Natural Resources
6.95%, 4/1/19	3,090,000	3,110,304	Ltd., 5.70%, 5/15/17(2)	560,000	500,173
BHP Billiton Finance USA			Chevron Corp.,
Ltd., 6.50%, 4/1/19(2)	2,090,000	2,122,876	3.95%, 3/3/14	1,000,000	1,028,569
Rio Tinto Finance USA Ltd.,			ConocoPhillips,
5.875%, 7/15/13(2)	600,000	538,739	6.50%, 2/1/39(2)	2,270,000	2,224,378
Xstrata Finance Canada Ltd.,			Enbridge Energy Partners
5.80%, 11/15/16(2)(5)	447,000	287,677	LP, 6.50%, 4/15/18(2)	1,240,000	1,088,715
		6,878,558

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
Enterprise Products			REAL ESTATE INVESTMENT TRUSTS (REITs)(6)
Operating LP,			ProLogis,
4.95%, 6/1/10(2)	$ 1,776,000	$ 1,745,687	5.625%, 11/15/16(2)	$ 1,080,000 $	540,659
Enterprise Products			ROAD & RAIL — 0.3%
Operating LP,
6.30%, 9/15/17(2)	1,850,000	1,708,986	Norfolk Southern Corp.,
Marathon Oil Corp.,			5.75%, 1/15/16(2)(5)	750,000	754,785
7.50%, 2/15/19(2)	1,600,000	1,615,883	Norfolk Southern Corp.,
Nexen, Inc.,			5.75%, 4/1/18(2)(4)	2,400,000	2,390,849
6.40%, 5/15/37(2)	810,000	576,799	Union Pacific Corp.,
Premcor Refining Group, Inc.			5.75%, 11/15/17(2)	1,780,000	1,703,307
(The), 6.125%, 5/1/11(2)	1,386,000	1,401,766			4,848,941
Shell International Finance			SOFTWARE — 0.5%
BV, 4.00%, 3/21/14(2)	3,800,000	3,859,531	Intuit, Inc.,
Shell International Finance			5.75%, 3/15/17(2)	1,833,000	1,599,646
BV, 6.375%, 12/15/38(2)	860,000	910,319	Oracle Corp.,
TransCanada PipeLines Ltd.,			5.00%, 1/15/11(2)	1,933,000	2,027,611
6.20%, 10/15/37(2)	280,000	238,201	Oracle Corp.,
Williams Cos., Inc. (The),			5.75%, 4/15/18(2)	4,170,000	4,362,625
8.75%, 1/15/20(2)(5)	1,630,000	1,624,644			7,989,882
XTO Energy, Inc.,			SPECIALTY RETAIL — 0.3%
5.30%, 6/30/15(2)	773,000	738,458	Home Depot, Inc. (The),
XTO Energy, Inc.,			5.40%, 3/1/16	2,500,000	2,250,598
6.10%, 4/1/36(2)	615,000	522,465	Lowe’s Cos., Inc.,
XTO Energy, Inc.,			5.60%, 9/15/12(2)(4)	560,000	591,155
6.375%, 6/15/38(2)	320,000	286,339	Staples, Inc.,
		23,092,910	9.75%, 1/15/14(2)	1,550,000	1,624,792
PHARMACEUTICALS — 1.3%					4,466,545
Abbott Laboratories,			TOBACCO — 0.2%
5.875%, 5/15/16(2)	1,021,000	1,096,651	Altria Group, Inc.,
Abbott Laboratories,			8.50%, 11/10/13(2)	2,980,000	3,236,280
5.60%, 11/30/17(2)	630,000	667,380	WIRELESS TELECOMMUNICATION SERVICES — 0.2%
Abbott Laboratories,			Rogers Communications,
6.00%, 4/1/39(2)(4)	810,000	809,327	Inc., 6.80%, 8/15/18(2)	1,370,000	1,371,914
AstraZeneca plc,			Vodafone Group plc,
5.40%, 9/15/12(2)	2,420,000	2,580,978	5.00%, 12/16/13(2)	1,170,000	1,187,434
AstraZeneca plc,			Vodafone Group plc,
5.90%, 9/15/17(2)(4)	830,000	880,476	5.625%, 2/27/17(2)(4)	708,000	702,930
GlaxoSmithKline Capital,					3,262,278
Inc., 4.85%, 5/15/13(2)(4)	1,630,000	1,698,061	TOTAL CORPORATE BONDS
GlaxoSmithKline Capital,			(Cost $297,184,082)		294,637,310
Inc., 6.375%, 5/15/38(2)	980,000	994,265
Novartis Capital Corp.,			U.S. Treasury Securities — 15.1%
4.125%, 2/10/14(2)	2,270,000	2,323,356	U.S. Treasury Bonds,
Pfizer, Inc.,			10.625%, 8/15/15(2)(4)	1,500,000	2,255,040
6.20%, 3/15/19(2)	5,090,000	5,438,690	U.S. Treasury Bonds,
Roche Holdings, Inc.,			8.125%, 8/15/19(2)	11,000,000	15,956,875
5.00%, 3/1/14(2)(5)	800,000	820,062	U.S. Treasury Bonds,
Roche Holdings, Inc.,			8.125%, 8/15/21(2)(4)	2,180,000	3,242,070
6.00%, 3/1/19(2)(5)	2,200,000	2,270,283	U.S. Treasury Bonds,
Wyeth, 5.95%, 4/1/37(2)	780,000	737,942	7.125%, 2/15/23(2)	11,817,000	16,625,042
		20,317,471

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
U.S. Treasury Bonds,			Goldman Sachs Group, Inc.
6.125%, 11/15/27(2)(4)	$ 7,206,000	$ 9,694,325	(The), 1.625%, 7/15/11(2)	$ 7,100,000	$ 7,110,742
U.S. Treasury Bonds,			Morgan Stanley,
4.75%, 2/15/37(2)	5,160,000	6,201,680	2.00%, 9/22/11(2)(4)	6,700,000	6,744,990
U.S. Treasury Inflation			State Street Bank and Trust
Indexed Notes,			Co., 1.85%, 3/15/11(2)(4)	10,000,000	10,055,540
3.00%, 7/15/12(2)	9,981,720	10,646,123	State Street Corp.,
U.S. Treasury Inflation			2.15%, 4/30/12(2)	12,000,000	12,058,884
Indexed Notes,			Wells Fargo & Co.,
1.625%, 1/15/18(2)(4)	13,606,110	13,805,956	2.125%, 6/15/12(2)	5,000,000	5,026,070
U.S. Treasury Inflation					69,636,192
Indexed Notes,			TOTAL U.S. GOVERNMENT AGENCY
1.375%, 7/15/18(2)	4,751,815	4,728,056	SECURITIES AND EQUIVALENTS
U.S. Treasury Inflation			(Cost $205,720,387)		210,395,080
Indexed Bonds,
2.50%, 1/15/29(2)	4,109,754	4,466,789	Commercial Mortgage-Backed
U.S. Treasury Notes,			Securities(1) — 5.1%
0.875%, 3/31/11(2)	40,000,000	40,068,760	Banc of America
U.S. Treasury Notes,			Commercial Mortgage, Inc.,
1.375%, 3/15/12(2)(4)	45,000,000	45,326,970	Series 2000-2, Class B, VRN,
U.S. Treasury Notes,			7.38%, 4/1/09(2)	6,766,366	6,639,821
4.25%, 9/30/12(2)	6,480,000	7,137,623	Banc of America
U.S. Treasury Notes,			Commercial Mortgage, Inc.,
1.75%, 3/31/14(2)	34,635,000	34,783,827	Series 2004-1 SEQ, Class
U.S. Treasury Notes,			A3, 4.43%, 11/10/39(2)	8,305,000	7,544,032
2.75%, 2/15/19(2)(4)	24,200,000	24,347,451	Banc of America
TOTAL U.S. TREASURY SECURITIES			Commercial Mortgage, Inc.,
(Cost $229,827,070)		239,286,587	Series 2004-2, Class A3
			SEQ, 4.05%, 11/10/38(2)	8,250,000	7,739,614
U.S. Government Agency Securities			Banc of America
And Equivalents — 13.2%			Commercial Mortgage, Inc.,
			Series 2006-6, Class A3
FIXED-RATE U.S. GOVERNMENT			SEQ, 5.37%, 10/10/45(2)	7,830,000	6,084,895
AGENCY SECURITIES — 8.9%			Banc of America
FHLB, 2.25%, 4/13/12(4)	15,000,000	15,125,565	Commercial Mortgage, Inc.
FHLMC, 2.125%,			STRIPS-COUPON, Series
3/23/12(2)(4)	10,000,000	10,083,160	2004-1, Class XP, VRN,
FHLMC, 5.00%, 1/30/14(2)	18,000,000	20,002,860	0.83%, 4/1/09(2)	13,806,451	170,264
FHLMC, 4.875%, 6/13/18(2)	5,395,000	5,998,522	Banc of America Large
FNMA, 1.75%, 3/23/11(2)(4)	40,000,000	40,284,760	Loan, Series 2005 MIB1,
FNMA, 4.375%, 7/17/13(2)	5,461,000	5,923,678	Class A1, VRN, 0.71%,
FNMA, 2.75%, 3/13/14(2)(4)	35,000,000	35,474,950	4/15/09, resets monthly
FNMA, 5.00%, 2/13/17(2)(4)	7,175,000	7,865,393	off the 1-month LIBOR plus
		140,758,888	0.15% with no caps (2)(5)	971,083	811,955
			Bear Stearns Commercial
GOVERNMENT-BACKED			Mortgage Securities Trust,
CORPORATE BONDS(7) — 4.3%			Series 2006 BBA7, Class A1,
			VRN, 0.67%, 4/15/09,
Bank of America Corp.,			resets monthly off the
3.125%, 6/15/12(2)	9,000,000	9,319,194	1-month LIBOR plus
General Electric Capital			0.11% with no caps(2)(5)	3,376,875	2,863,507
Corp., 1.80%, 3/11/11(2)(4)	10,000,000	10,033,060
General Electric Capital
Corp., 2.20%, 6/8/12(2)	9,220,000	9,287,712

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
Bear Stearns Commercial			LB-UBS Commercial
Mortgage Securities Trust			Mortgage Trust,
STRIPS-COUPON, Series			Series 2003 C3, Class A3
2004 T16, Class X2, VRN,			SEQ, 3.85%, 5/15/27(2)	$ 11,000,000	$ 10,227,774
0.89%, 4/1/09(2)	$ 25,045,432	$ 474,711	LB-UBS Commercial
Chase Commercial			Mortgage Trust,
Mortgage Securities Corp.,			Series 2004 C1, Class A2
Series 2000-1, Class B, VRN,			SEQ, 3.62%, 1/15/29(2)	777,422	751,337
7.80%, 4/1/09(2)	5,000,000	4,943,048	LB-UBS Commercial
Chase Manhattan Bank-First			Mortgage Trust,
Union National Bank, Series			Series 2005 C3, Class A3
1999-1, Class C, VRN,			SEQ, 4.65%, 7/15/30(2)	6,984,000	6,301,903
7.63%, 4/1/09(2)	1,200,000	1,201,898	Lehman Brothers Floating
Commercial Mortgage			Rate Commercial Mortgage
Acceptance Corp.			Trust, Series 2006 LLFA,
STRIPS-COUPON,			Class A1, VRN, 0.64%,
Series 1998 C2, Class X,			4/15/09, resets monthly
VRN, 1.19%, 4/1/09(2)	3,179,632	163,817	off the 1-month LIBOR plus
Commercial Mortgage			0.08% with no caps(2)(5)	605,465	449,359
Pass-Through Certificates,			Merrill Lynch Floating Trust,
Series 2005 F10A, Class			Series 2006-1, Class A1,
A1, VRN, 0.66%, 4/15/09,			VRN, 0.63%, 4/15/09,
resets monthly off the			resets monthly off the
1-month LIBOR plus			1-month LIBOR plus
0.10% with no caps(2)(5)	129,004	127,565	0.07% with no caps(2)(5)	1,697,306	1,192,143
Credit Suisse First Boston			Morgan Stanley Capital I,
Mortgage Securities Corp.,			Series 2004 HQ3, Class A2
Series 2000 C1, Class B,			SEQ, 4.05%, 1/13/41(2)	2,324,316	2,282,435
VRN, 7.73%, 4/13/09(2)	3,200,000	3,152,981	TOTAL COMMERCIAL
Credit Suisse Mortgage			MORTGAGE-BACKED SECURITIES
Capital Certificates, Series			(Cost $85,165,545)		80,394,552
2007 C4, Class A3, VRN,
5.81%, 4/1/09(2)	4,500,000	2,872,161	Municipal Securities — 4.5%
Credit Suisse Mortgage			California Educational
Capital Certificates,			Facilities Auth. Rev.,
Series 2007 TF2A, Class A1,			Series 2007 T1,
VRN, 0.74%, 4/15/09,			(Stanford University),
resets monthly off the			5.00%, 3/15/39(2)	6,400,000	6,622,848
1-month LIBOR plus			California GO, 5.00%,
0.18% with no caps(2)(5)	3,750,000	2,883,554	2/1/27 (Ambac)(2)	15,000,000	14,023,950
GMAC Commercial			California Infrastructure
Mortgage Securities, Inc.,			& Economic Development
Series 2005 C1, Class A2			Bank Rev., Series 2003
SEQ, 4.47%, 5/10/43(2)	10,458,570	10,334,037	A, (Bay Area Toll Bridges
Greenwich Capital			Seismic Retrofit 1st Lien),
Commercial Funding			5.00%, 1/1/28, Prerefunded
Corp., Series 2006 FL4A,			at 100% of Par (Ambac)(2)(8)	11,100,000	12,281,928
Class A1, VRN, 0.60%,			Clark County School
4/6/09, resets monthly off			District GO, Series 2004 D,
the 1-month LIBOR plus			(Building Bonds), 5.00%,
0.09% with no caps (2)(5)	563,393	456,477	12/15/14, Prerefunded at
GS Mortgage Securities			100% of Par (MBIA)(2)(8)	10,200,000	11,686,650
Corp. II, Series 2007 EOP,
Class A1, VRN, 0.61%,
4/6/09, resets monthly off
the 1-month LIBOR plus
0.09% with no caps(2)(5)	1,035,449	725,264

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
Clark County School			U.S. GOVERNMENT AGENCY COLLATERALIZED
District GO, Series 2005 C,			MORTGAGE OBLIGATIONS — 2.0%
(Building Bonds), 5.00%,			FHLMC, Series 2900, Class
12/15/15, Prerefunded at			PA, 4.50%, 3/15/14(2)	$ 435,823	$ 436,216
100% of Par (FSA)(2)(8)	$ 10,100,000	$ 11,628,736	FHLMC, Series 2926, Class
Georgia GO, Series 2008 B,			EW SEQ, 5.00%, 1/15/25(2)	3,054,000	3,225,301
5.00%, 7/1/18(2)	4,000,000	4,652,360	FHLMC, Series 2937, Class
Illinois GO, (Taxable			KA, 4.50%, 12/15/14(2)	304,341	304,916
Pension), 5.10%, 6/1/33(2)	1,477,000	1,289,066	FHLMC, Series 3203, Class
Massachusetts Health			VN SEQ, 5.00%, 6/15/22(2)	10,000,000	10,430,820
& Educational Facilities			FNMA, Series
Auth. Rev., Series 2002 K,			1989-35, Class G SEQ,
(Massachusetts Institute of			9.50%, 7/25/19(2)	24,461	25,186
Technology), 5.50%, 7/1/32			FNMA, Series
(GO of Institute)(2)	8,600,000	9,553,052	2003-10, Class HW SEQ,
TOTAL MUNICIPAL SECURITIES			5.00%, 11/25/16(2)	5,404,097	5,500,957
(Cost $69,805,647)		71,738,590	FNMA, Series
Collateralized Mortgage			2006-44, Class OA,
Obligations(1) — 3.1%			5.50%, 12/25/26(2)	12,503,936	12,808,625
PRIVATE SPONSOR COLLATERALIZED					32,732,021
MORTGAGE OBLIGATIONS — 1.1%			TOTAL COLLATERALIZED
Banc of America			MORTGAGE OBLIGATIONS
Alternative Loan Trust,			(Cost $52,456,858)		49,637,885
Series 2007-2, Class 2A4,			Asset-Backed Securities(1) — 0.4%
5.75%, 6/25/37(2)	3,346,460	2,035,289	Accredited Mortgage
Chase Mortgage Finance			Loan Trust, Series 2006-2,
Corp., Series 2005 A1,			Class A1, VRN, 0.56%,
Class 2A2 SEQ, VRN,			4/27/09, resets monthly off
5.24%, 4/1/09(2)	3,978,807	2,857,294	the 1-month LIBOR plus
Countrywide Home Loan			0.04% with no caps(2)	48,362	47,771
Mortgage Pass-Through			CNH Equipment Trust, Series
Trust, Series 2003-37, Class			2007 C, Class A3A SEQ,
2A2, VRN, 5.11%, 4/1/09(2)	646,938	348,482	5.21%, 12/15/11(2)	3,102,000	3,145,075
Countrywide Home Loan			Detroit Edison Securitization
Mortgage Pass-Through			Funding LLC, Series
Trust, Series 2007-16, Class			2001-1, Class A4 SEQ,
A1, 6.50%, 10/25/37(2)	5,344,211	2,967,625	6.19%, 3/1/13(2)	799,952	835,257
Credit Suisse First Boston			SLM Student Loan Trust,
Mortgage Securities Corp.,			Series 2006-5, Class A2,
Series 2003 AR28, Class			VRN, 1.15%, 4/27/09,
2A1, VRN, 4.90%, 4/1/09(2)	3,228,554	2,813,362	resets quarterly off the
J.P. Morgan Mortgage Trust,			3-month LIBOR minus
Series 2005 A7, Class 1A3,			0.01% with no caps(2)	698,630	697,582
VRN, 4.98%, 4/1/09(4)	6,560,000	2,666,290	SLM Student Loan Trust,
MASTR Alternative Loans			Series 2006-10, Class A2,
Trust, Series 2003-8, Class			VRN, 1.17%, 4/27/09,
4A1, 7.00%, 12/25/33(2)	102,736	94,019	resets quarterly off the
Wachovia Mortgage			3-month LIBOR plus
Loan Trust LLC, Series			0.01% with no caps(2)	380,221	379,874
2005 B, Class 2A4, VRN,
5.16%, 4/1/09(2)	6,560,000	3,123,503
		16,905,864

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
SLM Student Loan Trust,			Merrill Lynch & Co., Inc.,
Series 2007-8, Class A1,			VRN, 0.42%, 6/29/09,
VRN, 1.39%, 4/27/09,			resets quarterly off the
resets quarterly off the			Federal Reserve Prime
3-month LIBOR plus			Loan Rate minus 2.83%
0.23% with no caps(2)	$ 1,771,878	$ 1,730,645	with no caps	$ 5,000,000	$ 4,909,775
TOTAL ASSET-BACKED SECURITIES			Tango Finance Corp., VRN,
(Cost $6,799,074)		6,836,204	0.34%, 6/29/09, resets
			quarterly off the Federal
Sovereign Governments			Reserve Prime Loan Rate
& Agencies — 0.4%			minus 2.91% with no caps(5)	5,000,000	4,985,350
Federal Republic of Brazil,			Repurchase Agreement, Barclays Capital,
5.875%, 1/15/19(2)	1,130,000	1,099,377	Inc., (collateralized by various U.S.
Hydro Quebec, Series HY,			Government Agency obligations in a
8.40%, 1/15/22(2)	246,000	341,933	pooled account at the lending agent),
Province of Ontario Canada,			0.23%, dated 3/31/09, due 4/1/09
5.45%, 4/27/16(2)	2,630,000	2,886,746	(Delivery value $2,750,018)		2,750,000
United Mexican States,			Repurchase Agreement, BNP Paribas
5.95%, 3/19/19(2)(4)	1,690,000	1,656,200	Securities Corp., (collateralized by various
			U.S. Government Agency obligations in
TOTAL SOVEREIGN			a pooled account at the lending agent),
GOVERNMENTS & AGENCIES			0.19%, dated 3/31/09, due 4/1/09
(Cost $5,897,508)		5,984,256	(Delivery value $2,998,605)		2,998,589
Temporary Cash Investments — 7.5%			Repurchase Agreement, Deutsche Bank
			Securities, Inc., (collateralized by various
Repurchase Agreement, Bank of America			U.S. Government Agency obligations in
Securities, LLC, (collateralized by various			a pooled account at the lending agent),
U.S. Treasury obligations, 0.875%, 2/28/11,			0.19%, dated 3/31/09, due 4/1/09
valued at $80,268,502), in a joint trading			(Delivery value $2,800,015)		2,800,000
account at 0.07%, dated 3/31/09, due			Repurchase Agreement, UBS Securities
4/1/09 (Delivery value $78,636,153)		78,636,000	LLC, (collateralized by various U.S.
Repurchase Agreement, Goldman Sachs			Government Agency obligations in a
Group, Inc. (The), (collateralized by various			pooled account at the lending agent),
U.S. Treasury obligations, 6.25%, 5/15/30,			0.19%, dated 3/31/09, due 4/1/09
valued at $42,207,945), in a joint trading			(Delivery value $2,690,811)		2,690,797
account at 0.02%, dated 3/31/09, due			TOTAL TEMPORARY CASH
4/1/09 (Delivery value $41,411,023)		41,411,000	INVESTMENTS - SECURITIES
TOTAL TEMPORARY			LENDING COLLATERAL
CASH INVESTMENTS			(Cost $33,238,156)		33,085,785
(Cost $120,047,000)		120,047,000	TOTAL INVESTMENT
Temporary Cash Investments —			SECURITIES — 106.9%
Securities Lending Collateral(9) — 2.1%			(Cost $1,678,997,306)		1,700,067,290
			OTHER ASSETS
K2 (USA) LLC, VRN, 0.34%,			AND LIABILITIES — (6.9)%		(110,427,455)
6/15/09, resets quarterly
off the Federal Reserve			TOTAL NET ASSETS — 100.0%		$1,589,639,835
Prime Loan Rate minus
2.91% with no caps(5)	6,000,000	5,981,106
Links Finance LLC, VRN,
0.35%, 4/9/09, resets
quarterly off the Federal
Reserve Prime Loan Rate
minus 2.91% with no caps(5)	6,000,000	5,970,168

Diversified Bond

Swap Agreements
Notional Amount	Description of Agreement	Expiration Date	Unrealized Gain (Loss)
CREDIT DEFAULT — BUY PROTECTION
$7,600,000	Pay quarterly a fixed rate equal to 0.12%	March 2017
	multiplied by the notional amount and receive
	from Barclays Bank plc upon each default event
	of Pfizer, Inc., par value of the proportional
	notional amount of Pfizer, Inc., 4.65%, 3/1/18.		$505,924

Notes to Schedule of Investments
Ambac = Ambac Assurance Corporation
Equivalent = Security whose principal payments are backed by the full faith and credit of the United States
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
FSA = Financial Security Assurance, Inc.
GMAC = General Motors Acceptance Corporation
GNMA = Government National Mortgage Association
GO = General Obligation
LB-UBS = Lehman Brothers, Inc. — UBS AG
LIBOR = London Interbank Offered Rate
MASTR = Mortgage Asset Securitization Transactions, Inc.
MBIA = MBIA Insurance Corporation
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SEQ = Sequential Payer
STRIPS = Separate Trading of Registered Interest and Principal of Securities
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Final maturity indicated, unless otherwise noted.
(2)	Security, or a portion thereof, has been segregated for forward commitments and/or swap agreements. At the period end, the aggregate value of securities pledged was $68,564,000.
(3)	Forward commitment.
(4)	Security, or a portion thereof, was on loan as of the period end.
(5)	Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $44,476,743, which represented 2.8% of total net assets.
(6)	Industry is less than 0.05% of total net assets.
(7)	The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(8)	Escrowed to maturity in U.S. government securities or state and local government securities.
(9)	Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.
Industry classifications are unaudited.

See Notes to Financial Statements.

High-Yield

MARCH 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
Corporate Bonds — 78.0%			CONSUMER FINANCE — 0.9%
			Ford Motor Credit Co. LLC,
AEROSPACE & DEFENSE — 1.1%			7.375%, 10/28/09	$ 425,000	$ 381,209
L-3 Communications Corp.,			Ford Motor Credit Co. LLC,
7.625%, 6/15/12(1)	$ 500,000	$ 503,125	7.25%, 10/25/11(1)	1,100,000	783,707
L-3 Communications Corp.,					1,164,916
6.125%, 7/15/13(1)	675,000	651,375
L-3 Communications Corp.,			CONTAINERS & PACKAGING — 2.2%
6.375%, 10/15/15(1)	250,000	236,875	Ball Corp.,
		1,391,375	6.875%, 12/15/12(1)	1,000,000	1,015,000
AUTO COMPONENTS — 0.1%			Ball Corp.,
Tenneco, Inc.,			6.625%, 3/15/18(1)	250,000	243,750
8.125%, 11/15/15(1)	500,000	102,500	Graham Packaging Co., Inc.,
			8.50%, 10/15/12	250,000	193,125
AUTOMOBILES — 0.2%			Graham Packaging Co., Inc.,
Ford Motor Co.,			9.875%, 10/15/14	1,000,000	650,000
7.45%, 7/16/31(1)	500,000	161,250	Rock-Tenn Co.,
General Motors Corp.,			9.25%, 3/15/16(1)(4)	750,000	751,875
8.375%, 7/15/33(1)(2)	800,000	100,000	Smurfit-Stone Container
		261,250	Enterprises, Inc.,
BUILDING PRODUCTS — 0.2%			8.00%, 3/15/17(2)(5)(9)	400,000	50,000
Nortek, Inc.,					2,903,750
10.00%, 12/1/13(1)	650,000	274,625	DIVERSIFIED TELECOMMUNICATION
CHEMICALS(3)			SERVICES — 9.4%
Ineos Group Holdings plc,			Cincinnati Bell, Inc.,
8.50%, 2/15/16(1)(4)	750,000	46,875	8.375%, 1/15/14(1)	950,000	897,750
COMMERCIAL BANKS — 1.0%			Embarq Corp.,
GMAC LLC,			7.08%, 6/1/16(1)	1,000,000	901,218
6.875%, 9/15/11(4)	1,825,000	1,297,776	Frontier Communications
			Corp., 6.25%, 1/15/13(1)	575,000	523,969
COMMERCIAL SERVICES & SUPPLIES — 4.2%			Frontier Communications
Allied Waste North America,			Corp., 7.125%, 3/15/19(1)	600,000	474,000
Inc., 6.375%, 4/15/11(1)	750,000	742,848	Intelsat Jackson Holdings
Allied Waste North America,			Ltd., 11.25%, 6/15/16(1)(2)	750,000	731,250
Inc., 7.875%, 4/15/13(1)	750,000	746,887	Intelsat Subsidiary Jackson
ARAMARK Corp.,			Holdings Ltd., 8.875%,
8.50%, 2/1/15(1)(2)	1,350,000	1,248,750	1/15/15(1)(4)	1,200,000	1,125,000
Corrections Corp of America,			Koninklijke KPN NV,
7.50%, 5/1/11(1)(2)	1,000,000	1,007,500	8.00%, 10/1/10(1)	1,000,000	1,034,976
Corrections Corp of America,			Level 3 Financing, Inc.,
6.25%, 3/15/13(1)	700,000	673,750	9.25%, 11/1/14	1,025,000	712,375
Waste Management, Inc.,			MetroPCS Wireless, Inc.,
7.375%, 3/11/19(1)	1,000,000	1,022,427	9.25%, 11/1/14(1)	1,250,000	1,218,750
		5,442,162	Qwest Capital Funding, Inc.,
COMMUNICATIONS EQUIPMENT — 0.5%			7.25%, 2/15/11(1)	750,000	720,000
Nordic Telephone Co.			Qwest Corp.,
Holdings ApS,			7.875%, 9/1/11(1)	550,000	544,500
8.875%, 5/1/16(1)(4)	675,000	634,500	Qwest Corp.,
			7.50%, 10/1/14(1)	750,000	686,250

High-Yield

	Principal			Principal
	Amount	Value		Amount	Value
Sprint Capital Corp.,			HCA, Inc., 6.50%, 2/15/16(1)	$ 750,000	$ 495,000
8.375%, 3/15/12(1)	$ 750,000	$ 678,750	HCA, Inc.,
Sprint Capital Corp.,			9.25%, 11/15/16(1)	1,500,000	1,368,750
6.90%, 5/1/19(1)	1,650,000	1,171,500	Healthsouth Corp., VRN,
Windstream Corp.,			8.32%, 6/15/09	500,000	432,500
8.625%, 8/1/16(1)	875,000	864,062	Healthsouth Corp.,
		12,284,350	10.75%, 6/15/16	1,250,000	1,231,250
ELECTRIC UTILITIES — 1.6%			Omnicare, Inc.,
Edison Mission Energy,			6.875%, 12/15/15(1)	1,000,000	900,000
7.00%, 5/15/17(1)	1,300,000	955,500	Sun Healthcare Group, Inc.,
Energy Future Holdings			9.125%, 4/15/15	750,000	705,000
Corp., 10.875%, 11/1/17(1)(2)	1,850,000	1,202,500			8,201,750
		2,158,000	HOTELS, RESTAURANTS & LEISURE — 1.2%
ELECTRICAL EQUIPMENT — 0.5%			MGM Mirage,
Baldor Electric Co.,			8.50%, 9/15/10(1)	500,000	207,500
8.625%, 2/15/17(1)	750,000	598,125	MGM Mirage,
ELECTRONIC EQUIPMENT & INSTRUMENTS — 1.4%			6.75%, 9/1/12(1)(2)	300,000	106,500
Celestica, Inc.,			Pinnacle Entertainment,
7.625%, 7/1/13(1)	1,500,000	1,320,000	Inc., 8.25%, 3/15/12(1)	500,000	440,000
Flextronics International			Pinnacle Entertainment,
Ltd., 6.50%, 5/15/13(1)(2)	500,000	447,500	Inc., 7.50%, 6/15/15(1)	750,000	468,750
		1,767,500	Wynn Las Vegas LLC/Wynn
			Las Vegas Capital Corp.,
ENERGY EQUIPMENT & SERVICES — 0.8%			6.625%, 12/1/14(1)(2)	500,000	380,000
Weatherford International					1,602,750
Ltd., 9.625%, 3/1/19(1)	1,000,000	1,036,624
FOOD & STAPLES RETAILING — 1.6%			HOUSEHOLD DURABLES — 2.2%
Ingles Markets, Inc.,			D.R. Horton, Inc.,
8.875%, 12/1/11(1)	1,000,000	980,000	6.875%, 5/1/13(1)	1,000,000	845,000
Rite Aid Corp.,			KB Home, 6.375%,
7.50%, 3/1/17(1)(2)	750,000	390,000	8/15/11(1)	1,000,000	905,000
SUPERVALU, INC.,			Meritage Homes Corp.,
7.50%, 11/15/14(1)	550,000	539,687	7.00%, 5/1/14(1)	500,000	322,500
Susser Holdings LLC/Susser			Pulte Homes, Inc.,
Finance Corp.,			7.875%, 8/1/11(1)	800,000	772,000
10.625%, 12/15/13(1)	250,000	243,750			2,844,500
		2,153,437	INDEPENDENT POWER PRODUCERS
FOOD PRODUCTS — 0.4%			& ENERGY TRADERS — 2.5%
Smithfield Foods, Inc.,			AES Corp. (The),
7.75%, 7/1/17(1)	750,000	468,750	8.75%, 5/15/13(1)(4)	409,000	404,910
HEALTH CARE EQUIPMENT & SUPPLIES — 1.1%			AES Corp. (The),
Biomet, Inc,			9.75%, 4/15/16(4)	500,000	472,500
10.00%, 10/15/17(1)	600,000	597,000	AES Corp. (The),
Biomet, Inc,			8.00%, 10/15/17(1)	750,000	646,875
11.625%, 10/15/17(1)	900,000	798,750	NRG Energy, Inc.,
		1,395,750	7.375%, 2/1/16(1)	1,250,000	1,165,625
			Reliant Energy, Inc.,
HEALTH CARE PROVIDERS & SERVICES — 6.3%			7.625%, 6/15/14(1)	750,000	611,250
CHS/Community					3,301,160
Health Systems, Inc.,			INSURANCE — 0.5%
8.875%, 7/15/15(1)(2)	1,400,000	1,330,000	Fairfax Financial Holdings
DaVita, Inc.,			Ltd., 7.75%, 6/15/17(1)	675,000	590,625
7.25%, 3/15/15(1)	1,800,000	1,739,250

High-Yield

	Principal			Principal
	Amount	Value		Amount	Value
IT SERVICES — 0.5%			Shaw Communications, Inc.,
SunGard Data Systems, Inc.,			8.25%, 4/11/10(1)	$ 750,000	$ 753,750
9.125%, 8/15/13(1)	$ 450,000	$ 393,750	Time Warner Cable, Inc.,
SunGard Data Systems, Inc.,			8.25%, 2/14/14(1)	1,000,000	1,046,801
10.25%, 8/15/15(1)	350,000	246,750	tw telecom holdings inc,
		640,500	9.25%, 2/15/14	1,000,000	970,000
MACHINERY — 1.2%			Videotron Ltee, 9.125%,
RBS Global, Inc./Rexnord			4/15/18(1)(4)	1,000,000	1,021,251
LLC, 9.50%, 8/1/14(1)	850,000	692,750			13,280,566
RSC Equipment Rental, Inc.,			METALS & MINING — 0.9%
9.50%, 12/1/14(1)	600,000	297,000	Freeport-McMoRan
SPX Corp., 7.625%,			Copper & Gold, Inc.,
12/15/14(1)	650,000	627,250	8.25%, 4/1/15(1)	300,000	287,581
		1,617,000	Freeport-McMoRan
			Copper & Gold, Inc.,
MEDIA — 10.2%			8.375%, 4/1/17(1)	1,000,000	936,319
AMC Entertainment, Inc.,					1,223,900
8.625%, 8/15/12(1)	800,000	790,000
Cablevision Systems Corp.,			MULTI-UTILITIES — 1.0%
8.00%, 4/15/12(1)	700,000	684,250	CMS Energy Corp.,
Cadmus Communications			7.75%, 8/1/10(1)	500,000	498,891
Corp., 8.375%, 6/15/14(1)	350,000	183,750	Sempra Energy,
CCH I, LLC/CCH I Capital			8.90%, 11/15/13(1)	750,000	816,298
Corp., 11.00%, 10/1/15(5)(9)	1,298,000	146,025			1,315,189
Cinemark, Inc.,			OIL, GAS & CONSUMABLE FUELS — 14.7%
9.75%, 3/15/14(6)	1,475,000	1,397,562	Anadarko Petroleum Corp.,
CSC Holdings, Inc.,			8.70%, 3/15/19(1)	1,000,000	1,002,789
6.75%, 4/15/12(1)	450,000	435,375	Chesapeake Energy Corp.,
CSC Holdings, Inc.,			7.625%, 7/15/13(1)	250,000	231,250
8.50%, 4/15/14(1)(4)	1,000,000	990,000	Chesapeake Energy Corp.,
DIRECTV Holdings LLC/			7.50%, 6/15/14(1)	600,000	544,500
DIRECTV Financing Co.,			Chesapeake Energy Corp.,
8.375%, 3/15/13(1)	1,000,000	1,016,250	9.50%, 2/15/15(1)	1,000,000	977,500
DIRECTV Holdings LLC/			Cimarex Energy Co.,
DIRECTV Financing Co.,			7.125%, 5/1/17(1)	750,000	607,500
7.625%, 5/15/16(1)	1,000,000	985,000	Denbury Resources, Inc.,
DISH DBS Corp.,			9.75%, 3/1/16(1)	1,000,000	970,000
6.375%, 10/1/11(1)	500,000	483,750	El Paso Corp.,
DISH DBS Corp.,			7.75%, 6/15/10(1)	800,000	792,149
7.00%, 10/1/13(1)	1,000,000	932,500	El Paso Corp.,
Harland Clarke Holdings			7.875%, 6/15/12(1)(2)	1,000,000	956,443
Corp., VRN, 5.98%, 5/15/09,			El Paso Corp.,
resets quarterly off the			6.875%, 6/15/14(1)	1,000,000	896,130
3-month LIBOR plus 4.75%			Enterprise Products
with no caps(1)	250,000	88,750	Operating LP,
Harland Clarke Holdings			6.30%, 9/15/17(1)	500,000	461,888
Corp., 9.50%, 5/15/15(1)	750,000	334,687	Forest Oil Corp.,
Mediacom LLC/Mediacom			8.00%, 12/15/11(1)	500,000	482,500
Capital Corp.,			Forest Oil Corp.,
9.50%, 1/15/13(1)(2)	1,000,000	940,000	8.50%, 2/15/14(1)(4)	900,000	839,250
R.H. Donnelley, Inc.,			Forest Oil Corp.,
11.75%, 5/15/15(1)(4)	599,000	80,865	7.75%, 5/1/14(1)	650,000	580,125

High-Yield

	Principal			Principal
	Amount	Value		Amount	Value
Inergy LP/Inergy Finance			SEMICONDUCTORS & SEMICONDUCTOR
Corp., 8.25%, 3/1/16(1)	$ 1,000,000	$ 955,000	EQUIPMENT — 0.1%
Kinder Morgan Finance Co.			Amkor Technology, Inc.,
ULC, 5.35%, 1/5/11(1)	1,050,000	1,008,000	9.25%, 6/1/16(1)	$ 250,000	$ 193,750
Massey Energy Co.,			SOFTWARE — 1.0%
6.875%, 12/15/13(1)	750,000	656,250	Intuit, Inc.,
OPTI Canada, Inc.,			5.75%, 3/15/17(1)	1,500,000	1,309,040
7.875%, 12/15/14(1)(4)	800,000	354,000	SPECIALTY RETAIL — 3.1%
Pacific Energy Partners			Asbury Automotive Group,
LP/Pacific Energy Finance			Inc., 8.00%, 3/15/14(1)	250,000	122,500
Corp., 7.125%, 6/15/14(1)	520,000	482,423	Asbury Automotive Group,
Peabody Energy Corp.,			Inc., 7.625%, 3/15/17(1)	250,000	118,750
7.375%, 11/1/16(1)	500,000	497,500	Couche-Tard US LP/Couche-
Petrohawk Energy Corp.,			Tard Finance Corp.,
7.875%, 6/1/15(1)(4)	1,800,000	1,593,000	7.50%, 12/15/13(1)	1,000,000	987,500
Range Resources Corp.,			GSC Holdings Corp.,
7.375%, 7/15/13(1)	500,000	476,250	8.00%, 10/1/12(1)	540,000	548,100
Sabine Pass LNG LP,			Michaels Stores, Inc.,
7.25%, 11/30/13(1)	800,000	568,000	10.00%, 11/1/14(1)(2)	425,000	202,406
Sabine Pass LNG LP,			Staples, Inc.,
7.50%, 11/30/16(1)	750,000	506,250	9.75%, 1/15/14(1)	1,900,000	1,991,681
Southwestern Energy Co.,			Toys “R” Us, Inc.,
7.50%, 2/1/18(1)(4)	700,000	679,000	7.375%, 10/15/18(1)	350,000	113,750
Williams Cos., Inc. (The),					4,084,687
8.125%, 3/15/12(1)	1,100,000	1,122,000
Williams Cos., Inc. (The),			TEXTILES, APPAREL & LUXURY GOODS — 0.8%
8.75%, 1/15/20(1)(4)	1,000,000	996,714	Hanesbrands, Inc., VRN,
		19,236,411	5.70%, 6/15/09, resets
			semiannually off the
PAPER & FOREST PRODUCTS — 1.9%			6-month LIBOR plus
Boise Cascade LLC,			3.375% with no caps(1)	850,000	569,500
7.125%, 10/15/14(1)	149,000	61,835	Perry Ellis International, Inc.,
Georgia-Pacific LLC,			8.875%, 9/15/13(1)	875,000	516,250
8.125%, 5/15/11(1)	1,000,000	998,750			1,085,750
Georgia-Pacific LLC,			TRADING COMPANIES & DISTRIBUTORS — 0.3%
7.70%, 6/15/15(1)	1,100,000	1,001,000	Ashtead Capital, Inc.,
Georgia-Pacific LLC,			9.00%, 8/15/16(1)(4)	675,000	388,125
7.125%, 1/15/17(1)(4)	150,000	139,500	WIRELESS TELECOMMUNICATION SERVICES — 1.6%
Jefferson Smurfit Corp.,			Alltel Corp.,
8.25%, 10/1/12(1)(5)(9)	521,000	67,730	7.00%, 7/1/12(1)	600,000	625,582
Verso Paper Holdings LLC/			Cricket Communications,
Verso Paper, Inc.,			Inc., 9.375%, 11/1/14(1)	1,025,000	981,438
9.125%, 8/1/14(1)(2)	500,000	190,000	Nextel Communications,
		2,458,815	Inc., 6.875%, 10/31/13(1)	500,000	287,500
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.8%			Syniverse Technologies, Inc.,
Host Hotels & Resorts LP,			7.75%, 8/15/13(1)	300,000	253,500
7.00%, 8/15/12(1)	400,000	340,000			2,148,020
Host Hotels & Resorts LP,			TOTAL CORPORATE BONDS
6.75%, 6/1/16(1)	1,000,000	735,000	(Cost $116,079,037)		101,979,803
		1,075,000

High-Yield

	Principal			Principal
	Amount/			Amount	Value
	Shares	Value	Tango Finance Corp.,
Preferred Stocks(3)			VRN, 0.34%, 6/29/09,
			resets quarterly off the
Preferred Blocker, Inc.			Federal Reserve Prime
(GMAC LLC),			Loan Rate minus 2.91%
7.00%, 12/31/11(4)			with no caps(4)	$ 1,000,000	$ 997,070
(Cost $164,281)	175	$ 34,852	Repurchase Agreement, Barclays Capital,
Temporary Cash Investments — 22.8%			Inc., (collateralized by various U.S.
			Government Agency obligations in a
FHLB Discount Notes,			pooled account at the lending agent),
0.01%, 4/1/09(7)	$ 20,308,000	20,308,000	0.23%, dated 3/31/09, due 4/1/09
JPMorgan U.S. Treasury			(Delivery value $1,115,200)		1,115,193
Plus Money Market Fund			Repurchase Agreement, BNP Paribas
Agency Shares	3,000,672	3,000,672	Securities Corp., (collateralized by various
Repurchase Agreement, Bank of America			U.S. Government Agency obligations in
Securities, LLC, (collateralized by various			a pooled account at the lending agent),
U.S. Treasury obligations, 0.875%, 2/28/11,			0.19%, dated 3/31/09, due 4/1/09
valued at $6,650,253), in a joint trading			(Delivery value $1,000,005)		1,000,000
account at 0.07%, dated 3/31/09, due			Repurchase Agreement, Deutsche Bank
4/1/09 (Delivery value $6,515,013)(1)		6,515,000	Securities, Inc., (collateralized by various
TOTAL TEMPORARY			U.S. Government Agency obligations in
CASH INVESTMENTS			a pooled account at the lending agent),
(Cost $29,823,672)		29,823,672	0.19%, dated 3/31/09, due 4/1/09
Temporary Cash Investments —			(Delivery value $478,752)		478,750
Securities Lending Collateral(8) — 5.6%			Repurchase Agreement, UBS Securities
			LLC, (collateralized by various U.S.
K2 (USA) LLC, VRN, 0.34%,			Government Agency obligations in a
6/15/09, resets quarterly			pooled account at the lending agent),
off the Federal Reserve			0.19%, dated 3/31/09, due 4/1/09
Prime Loan Rate minus			(Delivery value $810,108)		810,104
2.91% with no caps(4)	$ 1,000,000	996,851	TOTAL TEMPORARY CASH
Links Finance LLC,			INVESTMENTS — SECURITIES
VRN, 0.35%, 4/9/09,			LENDING COLLATERAL
resets quarterly off the			(Cost $7,403,828)		7,374,951
Federal Reserve Prime			TOTAL INVESTMENT
Loan Rate minus 2.91%			SECURITIES — 106.4%
with no caps(4)	1,000,000	995,028	(Cost $153,470,818)		139,213,278
Merrill Lynch & Co., Inc.,			OTHER ASSETS
VRN, 0.42%, 6/29/09,			AND LIABILITIES — (6.4)%		(8,430,342)
resets quarterly off the			TOTAL NET ASSETS — 100.0%		$130,782,936
Federal Reserve Prime
Loan Rate minus 2.83%
with no caps	1,000,000	981,955

High-Yield

Swap Agreements
Notional Amount	Description of Agreement	Expiration Date	Unrealized Gain (Loss)
CREDIT DEFAULT - SELL PROTECTION
$1,920,000	Receive an up-front premium of $375,002 and	December 2013
	receive quarterly a fixed rate equal to 5.00%
	multiplied by the notional amount and pay
	Barclays Bank plc upon each default event of
	one of the issues of CDX North America High
	Yield 11 Index, par value of the proportional
	notional amount. Market value at period end
	was $549,321.*		$(174,319)

*	The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.
The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

Notes to Schedule of Investments
CDX = Credit Derivative Indexes
FHLB = Federal Home Loan Bank
GMAC = General Motors Acceptance Corporation
LIBOR = London Interbank Offered Rate
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Security, or a portion thereof, has been segregated for swap agreements. At the period end, the aggregate value of securities pledged was $1,920,000.
(2)	Security, or a portion thereof, was on loan as of the period end.
(3)	Category is less than 0.05% of total net assets.
(4)	Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $14,838,942, which represented 11.3% of total net assets. None of these securities were considered illiquid.
(5)	Security is in default.
(6)	Step-coupon security. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Interest reset or final maturity date is indicated, as applicable. Rate shown is effective at the period end.
(7)	The rate indicated is the yield to maturity at purchase.
(8)	Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.
(9)	Non-income producing.
Industry classifications are unaudited.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2009
	Diversified Bond	High-Yield
Assets
Investment securities, at value (cost of $1,645,759,150
and $146,066,990, respectively) — including $33,187,653 and
$7,205,099 of securities on loan, respectively	$1,666,981,505	$131,838,327
Investment made with cash collateral received for securities on loan,
at value (cost of $33,238,156 and $7,403,828, respectively)	33,085,785	7,374,951
Total investment securities, at value (cost of $1,678,997,306
and $153,470,818, respectively)	1,700,067,290	139,213,278
Cash	12,274	539
Receivable for investments sold	3,604,492	341,568
Receivable for capital shares sold	9,962,785	632,488
Unrealized appreciation on swap agreements	505,924	—
Interest receivable	9,554,201	2,562,532
	1,723,706,966	142,750,405

Liabilities
Payable for collateral received for securities on loan	33,238,156	7,403,828
Payable for investments purchased	95,603,275	3,355,099
Payable for capital shares redeemed	3,158,630	179,150
Accrued management fees	706,495	72,597
Distribution fees payable	49,187	2,434
Service fees (and distribution fees — A Class and R Class) payable	92,214	3,765
Premiums received for swap agreements	—	375,002
Unrealized depreciation on swap agreements	—	174,319
Dividends payable	1,219,174	401,275
	134,067,131	11,967,469

Net Assets	$1,589,639,835	$130,782,936

See Notes to Financial Statements.

MARCH 31, 2009
	Diversified Bond	High-Yield
Net Assets Consist of:
Capital paid in	$1,573,079,452	$166,238,574
Accumulated net investment loss	(111,402)	(3,273)
Accumulated net realized loss on investment transactions	(4,904,123)	(21,020,505)
Net unrealized appreciation (depreciation) on investments	21,575,908	(14,431,860)
	$1,589,639,835	$130,782,936

Investor Class
Net assets	$806,162,924	$71,445,331
Shares outstanding	78,320,787	15,038,247
Net asset value per share	$10.29	$4.75

Institutional Class
Net assets	$294,827,116	$39,654,921
Shares outstanding	28,643,939	8,345,795
Net asset value per share	$10.29	$4.75

A Class
Net assets	$394,278,010	$15,289,060
Shares outstanding	38,299,906	3,217,904
Net asset value per share	$10.29	$4.75
Maximum offering price (net asset value divided by 0.955)	$10.77	$4.97

B Class
Net assets	$8,044,914	$1,187,395
Shares outstanding	781,711	249,932
Net asset value per share	$10.29	$4.75

C Class
Net assets	$82,025,527	$3,119,860
Shares outstanding	7,967,839	656,677
Net asset value per share	$10.29	$4.75

R Class
Net assets	$4,301,344	$86,369
Shares outstanding	417,818	18,172
Net asset value per share	$10.29	$4.75

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2009
	Diversified Bond	High-Yield
Investment Income (Loss)
Income:
Interest	$42,593,587	$ 7,778,537
Securities lending, net	262,665	35,492
Dividends (net of foreign taxes withheld of $– and $68, respectively)	—	1,687
	42,856,252	7,815,716

Expenses:
Management fees	5,338,402	738,878
Distribution fees:
B Class	17,934	7,611
C Class	161,489	13,466
Service fees:
B Class	5,984	2,537
C Class	53,829	4,488
Distribution and service fees:
A Class	301,262	21,228
R Class	3,451	154
Trustees’ fees and expenses	36,159	3,678
Other expenses	2,734	1,263
	5,921,244	793,303
Amount waived	—	(64,558)
	5,921,244	728,745

Net investment income (loss)	36,935,008	7,086,971

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(453,177)	(9,905,247)
Futures and swaps transactions	1,471,374	655,249
	1,018,197	(9,249,998)

Change in net unrealized appreciation (depreciation) on:
Investments	9,488,877	(8,356,144)
Futures and swaps	(1,611,178)	(477,920)
	7,877,699	(8,834,064)

Net realized and unrealized gain (loss)	8,895,896	(18,084,062)

Net Increase (Decrease) in Net Assets Resulting from Operations	$45,830,904	$(10,997,091)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2009 AND MARCH 31, 2008
	Diversified Bond		High-Yield
Increase (Decrease) in Net Assets	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 36,935,008	$ 29,933,248	$ 7,086,971	$ 5,991,764
Net realized gain (loss)	1,018,197	16,816,301	(9,249,998)	213,279
Change in net unrealized
appreciation (depreciation)	7,877,699	12,146,098	(8,834,064)	(7,570,100)
Net increase (decrease) in net assets
resulting from operations	45,830,904	58,895,647	(10,997,091)	(1,365,057)

Distributions to Shareholders
From net investment income:
Investor Class	(26,269,224)	(20,392,198)	(4,367,814)	(3,545,634)
Institutional Class	(9,427,151)	(8,622,452)	(2,466,998)	(1,529,504)
A Class	(4,306,046)	(417,664)	(690,365)	(388,007)
A Class (old) (Note 11)	—	(144,687)	—	(277,389)
B Class	(73,696)	(28,897)	(76,074)	(72,559)
C Class	(610,385)	(119,364)	(132,606)	(106,684)
R Class	(20,715)	(1,117)	(2,391)	(1,746)
From net realized gains:
Investor Class	(6,771,460)	—	—	—
Institutional Class	(2,441,333)	—	—	—
A Class	(1,868,343)	—	—	—
B Class	(25,182)	—	—	—
C Class	(295,768)	—	—	—
R Class	(2,084)	—	—	—
Decrease in net assets from distributions	(52,111,387)	(29,726,379)	(7,736,248)	(5,921,523)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	865,533,368	(97,521,587)	62,246,890	9,462,625

Net increase (decrease) in net assets	859,252,885	(68,352,319)	43,513,551	2,176,045

Net Assets
Beginning of period	730,386,950	798,739,269	87,269,385	85,093,340
End of period	$1,589,639,835	$730,386,950	$130,782,936	$87,269,385

Accumulated undistributed
net investment income (loss)	$(111,402)	$3,472,405	$(3,273)	$614,385

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Diversified Bond Fund (Diversified Bond) and High-Yield Fund (High-Yield) (the funds) are two funds in a series issued by the trust. The funds are diversified under the 1940 Act. Diversified Bond’s investment objective is to seek a high level of income by investing in non-money market debt securities. High-Yield’s investment objective is to seek high current income by investing in high-yield corporate bonds and other debt securities. High-Yield invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yields. The following is a summary of the funds’ significant accounting policies.

Multiple Class — The funds are authorized to issue the Investor Class, the Institutional Class, the A Class (formerly Advisor Class), the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements.  All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Securities on Loan — The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

Foreign Currency Transactions —All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

When-Issued and Forward Commitments — The funds may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the funds may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The funds will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The funds accounts for “roll” transactions as purchases and sales; as such these transactions may increase portfolio turnover.

Futures Contracts — The funds may enter into futures contracts in order to manage the funds’ exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

Swap Agreements — The funds may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the funds anticipate purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer. The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The funds may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/ or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

Credit-Linked Trust Certificates — Credit-linked trust certificates are investments in a limited purpose trust formed under state law which invests in a basket of derivative instruments, such as credit default swaps. Credit-linked trust certificates represent the right to receive periodic income payments and payment of principal at the end of the term of the certificate. The risks of investing in credit-linked trust certificates include the payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests.

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions from net investment income for the funds are declared daily and paid monthly. Distributions from net realized gains for the funds, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100% for Diversified Bond and from 0.5425% to 0.6600% for High-Yield. The rates for the Complex Fee (Investor Class, A Class, B Class, C Class and R Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The investment advisor voluntarily agreed to waive 0.07% of its management fee for High-Yield for the year ended March 31, 2009. The total amount of the waiver was $36,347, $20,278, $5,944, $711, $1,257 and $21 for the Investor Class, Institutional Class, A Class, B Class, C Class and R Class, respectively. The fee waiver may be revised or terminated at any time without notice.

The effective annual management fee for each class of each fund for the year ended March 31, 2009, was as follows:

	Investor, A, B, C & R	Institutional
Diversified Bond	0.62%	0.42%
High-Yield (before waiver)	0.86%	0.66%
High-Yield (after waiver)	0.79%	0.59%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC. American Century Asset Allocation Portfolios, Inc. (ACAAP) owns 16% and 40% of the shares of Diversified Bond and High-Yield, respectively. ACAAP does not invest in the funds for the purpose of exercising management or control.

Effective May 15, 2008, the funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the year ended March 31, 2009, were as follows:

	Diversified Bond	High-Yield
Purchases
U.S. Treasury & Government
Agency Obligations	$1,770,052,605	$2,999,998
Investment securities other than U.S.
Treasury & Government Agency Obligations	$858,471,461	$66,569,277
Proceeds from sales
U.S. Treasury & Government
Agency Obligations	$1,235,553,732	$3,000,000
Investment securities other than U.S.
Treasury & Government Agency Obligations	$586,589,852	$22,367,489

4. Capital Share Transactions

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

	Year ended March 31, 2009		Year ended March 31, 2008
	Shares	Amount	Shares	Amount

Diversified Bond
Investor Class
Sold	52,907,910	$ 539,074,327	18,106,408	$ 183,275,887
Issued in reinvestment of distributions	1,109,665	11,243,225	510,470	5,172,682
Redeemed	(24,863,358)	(251,020,234)	(8,793,263)	(89,411,203)
	29,154,217	299,297,318	9,823,615	99,037,366
Institutional Class
Sold	15,534,058	158,573,464	22,983,628	230,672,072
Issued in reinvestment of distributions	1,169,605	11,853,655	729,783	7,399,365
Redeemed	(5,813,609)	(59,113,048)	(44,851,813)	(448,429,707)
	10,890,054	111,314,071	(21,138,402)	(210,358,270)
A Class
Sold	39,512,536	402,162,041	1,307,233	13,563,416
Issued in connection with
reclassification (Note 11)	—	—	847,474	8,460,890
Issued in reinvestment of distributions	572,152	5,786,600	36,554	375,150
Redeemed	(3,981,709)	(40,467,796)	(334,066)	(3,405,819)
	36,102,979	367,480,845	1,857,195	18,993,637
A Class (old)
Sold	N/A		178,372	1,764,421
Issued in reinvestment of distributions			10,124	100,181
Redeemed in connection with
reclassification (Note 11)			(847,474)	(8,460,890)
Redeemed			(100,169)	(991,431)
			(759,147)	(7,587,719)
B Class
Sold	724,898	7,404,168	38,315	396,821
Issued in reinvestment of distributions	6,745	68,353	2,170	22,010
Redeemed	(55,352)	(564,526)	(15,462)	(156,358)
	676,291	6,907,995	25,023	262,473
C Class
Sold	7,743,622	78,903,594	273,481	2,788,572
Issued in reinvestment of distributions	52,030	526,002	8,373	85,075
Redeemed	(306,510)	(3,110,639)	(74,300)	(746,217)
	7,489,142	76,318,957	207,554	2,127,430
R Class
Sold	424,940	4,317,118	713	7,424
Issued in reinvestment of distributions	2,230	22,799	108	1,096
Redeemed	(12,318)	(125,735)	(479)	(5,024)
	414,852	4,214,182	342	3,496
Net increase (decrease)	84,727,535	$ 865,533,368	(9,983,820)	$ (97,521,587)

	Year ended March 31, 2009		Year ended March 31, 2008
	Shares	Amount	Shares	Amount

High-Yield
Investor Class
Sold	14,732,429	$ 72,211,468	3,322,689	$ 20,785,681
Issued in reinvestment of distributions	342,191	1,767,392	192,227	1,195,047
Redeemed	(8,640,787)	(42,806,243)	(2,893,149)	(17,926,486)
	6,433,833	31,172,617	621,767	4,054,242
Institutional Class
Sold	6,384,683	30,947,426	1,883,900	11,736,790
Issued in reinvestment of distributions	33,206	171,486	17,900	111,143
Redeemed	(2,224,844)	(10,832,707)	(554,708)	(3,426,895)
	4,193,045	20,286,205	1,347,092	8,421,038
A Class
Sold	2,547,335	12,325,258	199,562	1,240,943
Issued in connection with
reclassification (Note 11)	—	—	1,531,917	9,523,342
Issued in reinvestment of distributions	115,036	600,077	55,413	340,937
Redeemed	(830,344)	(4,290,252)	(539,964)	(3,321,710)
	1,832,027	8,635,083	1,246,928	7,783,512
A Class (old)
Sold	N/A		128,872	822,538
Issued in reinvestment of distributions			31,139	198,358
Redeemed in connection with
reclassification (Note 11)			(1,531,917)	(9,523,342)
Redeemed			(312,246)	(1,982,035)
			(1,684,152)	(10,484,481)
B Class
Sold	92,369	452,260	36,829	230,313
Issued in reinvestment of distributions	9,127	48,214	7,180	44,606
Redeemed	(38,950)	(201,092)	(66,192)	(415,106)
	62,546	299,382	(22,183)	(140,187)
C Class
Sold	449,269	2,173,111	62,746	387,238
Issued in reinvestment of distributions	13,889	71,835	7,007	43,479
Redeemed	(87,546)	(455,798)	(97,624)	(603,749)
	375,612	1,789,148	(27,871)	(173,032)
R Class
Sold	20,630	97,117	461	2,777
Issued in reinvestment of distributions	459	2,379	278	1,726
Redeemed	(7,503)	(35,041)	(495)	(2,970)
	13,586	64,455	244	1,533
Net increase (decrease)	12,910,649	$ 62,246,890	1,481,825	$ 9,462,625

5. Securities Lending

As of March 31, 2009, securities in Diversified Bond and High-Yield valued at $33,187,653 and $7,205,099, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/ or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total market value of all collateral received, at this date, was $33,788,979 and $7,374,951, respectively. The funds’ risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited. Investments made with cash collateral may decline in value.

6. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices based on an active market;

• Level 2 valuation inputs consist of significant direct or indirect observable market data; or

• Level 3 valuation inputs consist of significant unobservable inputs such as a fund’s own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities and other financial instruments as of March 31, 2009:

		Unrealized Gain (Loss) on
Fund/Valuation Inputs	Value of Investment Securities	Other Financial Instruments*

Diversified Bond
Level 1 – Quoted Prices	—	—
Level 2 – Other Significant Observable Inputs	$1,700,067,290	$505,924
Level 3 – Significant Unobservable Inputs	—	—
	$1,700,067,290	$505,924
High-Yield
Level 1 – Quoted Prices	$ 3,000,672	—
Level 2 – Other Significant Observable Inputs	$ 136,212,606	$(174,319)
Level 3 – Significant Unobservable Inputs	—	—
	$ 139,213,278	$(174,319)
*Includes swap agreements.

7. Risk Factors

High-Yield invests primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity risk, and default risk.

8. Bank Line of Credit

The funds, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the funds to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended March 31, 2009.

9. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended March 31, 2009, the funds did not utilize the program.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 were as follows:

	Diversified Bond		High-Yield
	2009	2008	2009	2008
Distributions Paid From
Ordinary income	$46,372,094	$29,726,379	$7,736,248	$5,921,523
Long-term capital gains	$5,739,293	—	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2009, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

	Diversified Bond	High-Yield
Federal tax cost of investments	$1,682,743,269	$153,470,818
Gross tax appreciation of investments	$ 38,533,744	$ 1,237,296
Gross tax depreciation of investments	(21,209,723)	(15,494,836)
Net tax appreciation (depreciation) of investments	$ 17,324,021	$(14,257,540)
Net tax appreciation (depreciation) on derivatives	$ 461,035	$ (177,593)
Net tax appreciation (depreciation)	$17,785,056	$(14,435,133)
Accumulated long-term gains	$2,421	—
Accumulated capital losses	—	$(10,305,744)
Capital loss deferrals	$(1,227,094)	$(10,714,761)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and straddle positions.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be limited due to large shareholder redemptions. The capital loss carryovers expire as follows:

	2010	2011	2012	2013	2014
High-Yield	$(10,290,680)	—	—	—	$(15,064)

The capital loss deferrals listed above represent net capital losses incurred in the five-month period ended March 31, 2009. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

11. Corporate Event

Effective September 4, 2007, the A Class (old) shares of Diversified Bond and High-Yield were reclassified as Advisor Class shares of the same fund. Subsequent to the reclassification, the Advisor Class was renamed A Class. The changes were approved by the Board of Trustees on December 8, 2006.

12. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

13. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Diversified Bond hereby designates $5,739,293, or up to the maximum amount allowable, of long-term capital gain distributions for the fiscal year ended March 31, 2009.

Diversified Bond hereby designates $5,664,877 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

Financial Highlights
Diversified Bond

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$10.48	$10.02	$9.89	$10.10	$10.49
Income From Investment Operations
Net Investment Income (Loss)(1)	0.41	0.46	0.45	0.41	0.33
Net Realized and Unrealized Gain (Loss)	(0.02)	0.45	0.13	(0.21)	(0.27)
Total From Investment Operations	0.39	0.91	0.58	0.20	0.06
Distributions
From Net Investment Income	(0.46)	(0.45)	(0.45)	(0.41)	(0.34)
From Net Realized Gains	(0.12)	—	—	—	(0.11)
Total Distributions	(0.58)	(0.45)	(0.45)	(0.41)	(0.45)
Net Asset Value, End of Period	$10.29	$10.48	$10.02	$9.89	$10.10

Total Return(2)	4.02%	9.38%	6.05%	1.97%	0.63%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.62%	0.62%	0.62%	0.62%	0.63%
Ratio of Net Investment Income (Loss)
to Average Net Assets	3.95%	4.53%	4.58%	4.04%	3.25%
Portfolio Turnover Rate	198%	250%	323%	341%	386%
Net Assets, End of Period (in thousands)	$806,163	$515,184	$394,346	$225,187	$180,346

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

Diversified Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$10.48	$10.02	$9.89	$10.10	$10.49
Income From Investment Operations
Net Investment Income (Loss)(1)	0.43	0.48	0.47	0.43	0.35
Net Realized and Unrealized Gain (Loss)	(0.02)	0.45	0.13	(0.21)	(0.27)
Total From Investment Operations	0.41	0.93	0.60	0.22	0.08
Distributions
From Net Investment Income	(0.48)	(0.47)	(0.47)	(0.43)	(0.36)
From Net Realized Gains	(0.12)	—	—	—	(0.11)
Total Distributions	(0.60)	(0.47)	(0.47)	(0.43)	(0.47)
Net Asset Value, End of Period	$10.29	$10.48	$10.02	$9.89	$10.10

Total Return(2)	4.22%	9.60%	6.26%	2.17%	0.83%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.42%	0.42%	0.42%	0.42%	0.43%
Ratio of Net Investment Income (Loss)
to Average Net Assets	4.15%	4.73%	4.78%	4.24%	3.45%
Portfolio Turnover Rate	198%	250%	323%	341%	386%
Net Assets, End of Period (in thousands)	$294,827	$186,031	$389,829	$440,579	$336,207

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

Diversified Bond

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$10.48	$10.02	$9.89	$10.10	$10.49
Income From Investment Operations
Net Investment Income (Loss)(2)	0.35	0.44	0.43	0.38	0.31
Net Realized and Unrealized Gain (Loss)	0.02	0.45	0.13	(0.21)	(0.28)
Total From Investment Operations	0.37	0.89	0.56	0.17	0.03
Distributions
From Net Investment Income	(0.44)	(0.43)	(0.43)	(0.38)	(0.31)
From Net Realized Gains	(0.12)	—	—	—	(0.11)
Total Distributions	(0.56)	(0.43)	(0.43)	(0.38)	(0.42)
Net Asset Value, End of Period	$10.29	$10.48	$10.02	$9.89	$10.10

Total Return(3)	3.76%	9.11%	5.77%	1.72%	0.38%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.87%	0.87%	0.87%	0.87%	0.88%
Ratio of Net Investment Income (Loss)
to Average Net Assets	3.70%	4.28%	4.33%	3.79%	3.00%
Portfolio Turnover Rate	198%	250%	323%	341%	386%
Net Assets, End of Period (in thousands)	$394,278	$23,020	$3,405	$5,642	$5,421

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

Diversified Bond

B Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$10.48	$10.02	$9.89	$10.10	$10.49
Income From Investment Operations
Net Investment Income (Loss)(1)	0.28	0.36	0.35	0.31	0.23
Net Realized and Unrealized Gain (Loss)	0.01	0.45	0.13	(0.21)	(0.27)
Total From Investment Operations	0.29	0.81	0.48	0.10	(0.04)
Distributions
From Net Investment Income	(0.36)	(0.35)	(0.35)	(0.31)	(0.24)
From Net Realized Gains	(0.12)	—	—	—	(0.11)
Total Distributions	(0.48)	(0.35)	(0.35)	(0.31)	(0.35)
Net Asset Value, End of Period	$10.29	$10.48	$10.02	$9.89	$10.10

Total Return(2)	2.98%	8.30%	5.00%	0.96%	(0.37)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.62%	1.62%	1.62%	1.62%	1.63%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.95%	3.53%	3.58%	3.04%	2.25%
Portfolio Turnover Rate	198%	250%	323%	341%	386%
Net Assets, End of Period (in thousands)	$8,045	$1,105	$806	$750	$753

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

Diversified Bond

C Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$10.48	$10.02	$9.89	$10.10	$10.49
Income From Investment Operations
Net Investment Income (Loss)(1)	0.27	0.36	0.35	0.31	0.23
Net Realized and Unrealized Gain (Loss)	0.02	0.45	0.13	(0.21)	(0.27)
Total From Investment Operations	0.29	0.81	0.48	0.10	(0.04)
Distributions
From Net Investment Income	(0.36)	(0.35)	(0.35)	(0.31)	(0.24)
From Net Realized Gains	(0.12)	—	—	—	(0.11)
Total Distributions	(0.48)	(0.35)	(0.35)	(0.31)	(0.35)
Net Asset Value, End of Period	$10.29	$10.48	$10.02	$9.89	$10.10

Total Return(2)	2.99%	8.30%	4.99%	0.96%	(0.37)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.62%	1.62%	1.62%	1.62%	1.63%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.95%	3.53%	3.58%	3.04%	2.25%
Portfolio Turnover Rate	198%	250%	323%	341%	386%
Net Assets, End of Period (in thousands)	$82,026	$5,016	$2,718	$1,334	$1,418

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
See Notes to Financial Statements.

Diversified Bond

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.48	$10.02	$9.89	$10.17
Income From Investment Operations
Net Investment Income (Loss)(2)	0.30	0.41	0.40	0.25
Net Realized and Unrealized Gain (Loss)	0.04	0.45	0.13	(0.28)
Total From Investment Operations	0.34	0.86	0.53	(0.03)
Distributions
From Net Investment Income	(0.41)	(0.40)	(0.40)	(0.25)
From Net Realized Gains	(0.12)	—	—	—
Total Distributions	(0.53)	(0.40)	(0.40)	(0.25)
Net Asset Value, End of Period	$10.29	$10.48	$10.02	$9.89

Total Return(3)	3.50%	8.84%	5.52%	(0.33)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.12%	1.12%	1.12%	1.12%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.45%	4.03%	4.08%	3.68%(4)
Portfolio Turnover Rate	198%	250%	323%	341%(5)
Net Assets, End of Period (in thousands)	$4,301	$31	$26	$25

(1)	July 29, 2005 (commencement of sale) through March 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2006.
See Notes to Financial Statements.

High-Yield

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.97	$6.48	$6.38	$6.42	$6.55
Income From Investment Operations
Net Investment Income (Loss)	0.40(1)	0.42	0.42	0.43	0.46
Net Realized and Unrealized Gain (Loss)	(1.17)	(0.51)	0.10	(0.04)	(0.13)
Total From Investment Operations	(0.77)	(0.09)	0.52	0.39	0.33
Distributions
From Net Investment Income	(0.45)	(0.42)	(0.42)	(0.43)	(0.46)
Net Asset Value, End of Period	$4.75	$5.97	$6.48	$6.38	$6.42

Total Return(2)	(13.36)%	(1.41)%	8.54%	6.29%	5.17%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.80%(3)	0.80%(3)	0.79%(3)	0.81%(3)	0.88%
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	0.87%	0.87%	0.87%	0.87%	0.88%
Ratio of Net Investment Income (Loss)
to Average Net Assets	7.66%(3)	6.87%(3)	6.69%(3)	6.74%(3)	7.04%
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	7.59%	6.80%	6.61%	6.68%	7.04%
Portfolio Turnover Rate	33%	40%	45%	40%	64%
Net Assets, End of Period (in thousands)	$71,445	$51,375	$51,717	$42,650	$40,746

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(3)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.
See Notes to Financial Statements.

High-Yield

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.97	$6.48	$6.38	$6.42	$6.43
Income From Investment Operations
Net Investment Income (Loss)	0.41(2)	0.44	0.44	0.44	0.30
Net Realized and Unrealized Gain (Loss)	(1.17)	(0.51)	0.10	(0.04)	(0.01)
Total From Investment Operations	(0.76)	(0.07)	0.54	0.40	0.29
Distributions
From Net Investment Income	(0.46)	(0.44)	(0.44)	(0.44)	(0.30)
Net Asset Value, End of Period	$4.75	$5.97	$6.48	$6.38	$6.42

Total Return(3)	(13.19)%	(1.21)%	8.76%	6.50%	4.53%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.60%(4)	0.60%(4)	0.59%(4)	0.61%(4)	0.68%(5)
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	0.67%	0.67%	0.67%	0.67%	0.68%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	7.86%(4)	7.07%(4)	6.89%(4)	6.94%(4)	4.37%(5)
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	7.79%	7.00%	6.81%	6.88%	4.37%(5)
Portfolio Turnover Rate	33%	40%	45%	40%	64%(6)
Net Assets, End of Period (in thousands)	$39,655	$24,795	$18,177	$9,387	$3,021

(1)	August 2, 2004 (commencement of sale) through March 31, 2005.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2005.
See Notes to Financial Statements.

High-Yield

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.97	$6.48	$6.38	$6.42	$6.55
Income From Investment Operations
Net Investment Income (Loss)	0.39(2)	0.41	0.41	0.42	0.44
Net Realized and Unrealized Gain (Loss)	(1.17)	(0.51)	0.10	(0.04)	(0.13)
Total From Investment Operations	(0.78)	(0.10)	0.51	0.38	0.31
Distributions
From Net Investment Income	(0.44)	(0.41)	(0.41)	(0.42)	(0.44)
Net Asset Value, End of Period	$4.75	$5.97	$6.48	$6.38	$6.42

Total Return(3)	(13.57)%	(1.65)%	8.27%	6.02%	4.91%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.05%(4)	1.05%(4)	1.04%(4)	1.06%(4)	1.13%
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	1.12%	1.12%	1.12%	1.12%	1.13%
Ratio of Net Investment Income (Loss)
to Average Net Assets	7.41%(4)	6.62%(4)	6.44%(4)	6.49%(4)	6.79%
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	7.34%	6.55%	6.36%	6.43%	6.79%
Portfolio Turnover Rate	33%	40%	45%	40%	64%
Net Assets, End of Period (in thousands)	$15,289	$8,275	$900	$407	$385

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.
See Notes to Financial Statements.

High-Yield

B Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.97	$6.48	$6.38	$6.42	$6.55
Income From Investment Operations
Net Investment Income (Loss)	0.36(1)	0.36	0.36	0.37	0.39
Net Realized and Unrealized Gain (Loss)	(1.18)	(0.51)	0.10	(0.04)	(0.13)
Total From Investment Operations	(0.82)	(0.15)	0.46	0.33	0.26
Distributions
From Net Investment Income	(0.40)	(0.36)	(0.36)	(0.37)	(0.39)
Net Asset Value, End of Period	$4.75	$5.97	$6.48	$6.38	$6.42

Total Return(2)	(14.22)%	(2.39)%	7.47%	5.23%	4.13%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.80%(3)	1.80%(3)	1.79%(3)	1.81%(3)	1.88%
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	1.87%	1.87%	1.87%	1.87%	1.88%
Ratio of Net Investment Income (Loss)
to Average Net Assets	6.66%(3)	5.87%(3)	5.69%(3)	5.74%(3)	6.04%
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	6.59%	5.80%	5.61%	5.68%	6.04%
Portfolio Turnover Rate	33%	40%	45%	40%	64%
Net Assets, End of Period (in thousands)	$1,187	$1,119	$1,358	$1,182	$1,105

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(3)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.
See Notes to Financial Statements.

High-Yield

C Class
For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.97	$6.48	$6.38	$6.42	$6.55
Income From Investment Operations
Net Investment Income (Loss)	0.35(1)	0.36	0.36	0.37	0.39
Net Realized and Unrealized Gain (Loss)	(1.17)	(0.51)	0.10	(0.04)	(0.13)
Total From Investment Operations	(0.82)	(0.15)	0.46	0.33	0.26
Distributions
From Net Investment Income	(0.40)	(0.36)	(0.36)	(0.37)	(0.39)
Net Asset Value, End of Period	$4.75	$5.97	$6.48	$6.38	$6.42

Total Return(2)	(14.22)%	(2.39)%	7.46%	5.23%	4.13%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.80%(3)	1.80%(3)	1.79%(3)	1.81%(3)	1.88%
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	1.87%	1.87%	1.87%	1.87%	1.88%
Ratio of Net Investment Income (Loss)
to Average Net Assets	6.66%(3)	5.87%(3)	5.69%(3)	5.74%(3)	6.04%
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	6.59%	5.80%	5.61%	5.68%	6.04%
Portfolio Turnover Rate	33%	40%	45%	40%	64%
Net Assets, End of Period (in thousands)	$3,120	$1,678	$2,002	$1,823	$3,351

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(3)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.
See Notes to Financial Statements.

High-Yield

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.97	$6.48	$6.38	$6.51
Income From Investment Operations
Net Investment Income (Loss)	0.37(2)	0.39	0.39	0.27
Net Realized and Unrealized Gain (Loss)	(1.16)	(0.51)	0.10	(0.13)
Total From Investment Operations	(0.79)	(0.12)	0.49	0.14
Distributions
From Net Investment Income	(0.43)	(0.39)	(0.39)	(0.27)
Net Asset Value, End of Period	$4.75	$5.97	$6.48	$6.38

Total Return(3)	(13.79)%	(1.90)%	8.00%	2.23%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(4)	1.30%	1.30%	1.29%	1.27%(5)
Ratio of Operating Expenses to Average Net Assets
(Before Expense Waiver)	1.37%	1.37%	1.37%	1.37%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets(4)	7.16%	6.37%	6.19%	6.39%(5)
Ratio of Net Investment Income (Loss) to Average
Net Assets (Before Expense Waiver)	7.09%	6.30%	6.11%	6.29%(5)
Portfolio Turnover Rate	33%	40%	45%	40%(6)
Net Assets, End of Period (in thousands)	$86	$27	$28	$26

(1)	July 29, 2005 (commencement of sale) through March 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2006.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Diversified Bond Fund and the High-Yield Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Bond Fund and the High-Yield Fund (two of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Funds”) at March 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2009

Management

The individuals listed below serve as trustees or officers of the funds. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are “interested” primarily by virtue of their engagement as directors and/ or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds’ investment advisor, American Century Investment Management, Inc. (ACIM or the advisor); the funds’ principal underwriter, American Century Investment Services, Inc. (ACIS); and the funds’ transfer agent, American Century Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The trustees serve in this capacity for eight registered investment companies in the American Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed.  No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

Interested Trustee

Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Funds: Trustee and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Trustee: 104
Other Directorships Held by Trustee: None

Independent Trustees

John Freidenrich, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1937
Position(s) Held with Funds: Trustee (since 2005)
Principal Occupation(s) During Past 5 Years: Member and Manager, Regis Management
Company, LLC (money management firm) (April 2004 to present); Partner and
Founder, Bay Partners (venture capital firm) (1976 to 2006)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: None

Ronald J. Gilson, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Funds: Trustee (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Charles J. Meyers Professor of Law and Business,
Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and
Business, Columbia University School of Law (1992 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: None

Frederick L.A. Grauer, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Funds: Trustee (since 2008)
Principal Occupation(s) During Past 5 Years: Senior Advisor, Barclays Global Investors (asset manager) (2003 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: None

Peter F. Pervere, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Funds: Trustee (since 2007)
Principal Occupation(s) During Past 5 Years: Retired, formerly Vice President and Chief
Financial Officer, Commerce One, Inc. (software and services provider)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: Intraware, Inc.

Myron S. Scholes, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1941
Position(s) Held with Funds: Trustee (since 1980)
Principal Occupation(s) During Past 5 Years: Chairman, Platinum Grove Asset Management,
L.P. (asset manager) (1999 to present); Frank E. Buck Professor of Finance-Emeritus,
Stanford Graduate School of Business (1996 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: Dimensional Fund Advisors (investment advisor)

John B. Shoven, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Funds: Trustee (since 2002)
Principal Occupation(s) During Past 5 Years: Professor of Economics, Stanford University
(1973 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: Cadence Design Systems; E×ponent

Jeanne D. Wohlers, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1945
Position(s) Held with Funds: Trustee (since 1984)
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: None

Officers

Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Funds: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Funds: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and
ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August
2006); and Treasurer and Chief Financial Officer, various American Century
Investments funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Funds: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Funds: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present);
Controller, various American Century Investments funds (1997 to September 2006)

Jon Zindel, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1967
Position(s) Held with Funds: Tax Officer (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Financial Officer and Chief Accounting
Officer, ACC (March 2007 to present); Vice President, ACC (October 2001 to present); Vice President, certain ACC subsidiaries (October 2001 to August 2006);
Vice President, Corporate Tax, ACS (April 1998 to August 2006). Also serves as:
Chief Financial Officer, Chief Accounting Officer and Senior Vice President, ACIM,
ACGIM, ACS and other ACC subsidiaries; and Chief Accounting Officer and Senior
Vice President, ACIS

The SAI has additional information about the funds’ trustees and is available without charge, upon request, by calling 1-800-345-2021.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Citigroup Agency Index is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The Citigroup Credit Index includes US and non-US corporate securities and non-US sovereign and provincial securities.

The Citigroup Mortgage Index measures the mortgage component of the US BIG Bond Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

The Citigroup Treasury Index is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The Citigroup US Broad Investment-Grade (BIG) Bond Index is a market-capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The Citigroup US High-Yield Market Index captures the performance of below-investment-grade debt issued by corporations domiciled in the United States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The Citigroup US Inflation-Linked Securities Index (ILSI)SM measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

The Merrill Lynch US High Yield Master II Constrained Index tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic markets and limits any single issuer to no more than 2% of the index.

Notes

Notes

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Investment Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri
This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0905
CL-ANN-65304N

Annual Report
March 31, 2009

American Century Investments

Premium Money Market Fund

President’s Letter

Dear Investor:

Thank you for investing with us during the financial reporting period ended March 31, 2009. We appreciate your trust in American Century Investments® during these challenging times.

As the calendar changed from 2008 to 2009, the financial markets continued to struggle to digest the subprime-initiated credit crisis. The ensuing global economic downturn and market turmoil affected everyone—from first-time individual investors to hundred-year-old financial institutions. During the period, risk aversion was a key theme, with performance generally favoring assets with lower risk levels and those that showed signs of stability. Effective risk management by portfolio managers delivered above-average returns, albeit still negative in many cases under these challenging market conditions.

Effective risk management requires a commitment to disciplined investment approaches that balance risk and reward, with the goal of setting and maintaining risk levels that are appropriate for portfolio objectives. At American Century Investments, we’ve stayed true to the principles that have guided us for over 50 years, including our commitments to delivering superior investment performance and helping investors reach their financial goals. Risk management is part of that commitment—we offer portfolios that can help diversify stabilize investment returns.

As discussed by the investment team leaders in this report, 2009 is likely to be another challenging year, but I’m certain that we have the investment professionals and processes in place to provide competitive and compelling long-results for you. Thank you for your continued confidence in us.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective	2
U.S. Fixed-Income Total Returns	2

Premium Money Market

Performance	3
Portfolio Commentary	4
Yields and Weighted Average Maturity	6
Portfolio Composition by Credit Rating	6
Portfolio Composition by Maturity	6

Shareholder Fee Example	7

Financial Statements

Schedule of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	22

Other Information

Management	23
Additional Information	26
Index Definitions	27

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Unprecedented Events

The spiraling subprime credit crisis took an incredible toll on U.S. financial institutions, the economy, and financial markets in the 12 months ended March 31, 2009. By period-end, the resulting recession had spread globally, unemployment in the U.S. reached 8.5%, and many measures of consumer strength were at record lows. On the inflation front, the government’s Consumer Price Index fell by 0.4% for the year ended in March. That was the first 12-month decline since August 1955.

In that environment, the Federal Reserve (the Fed) took dramatic steps, effectively cutting its short-term rate target to 0%, intervening in the mortgage, commercial, and consumer debt markets, while Congress passed a massive economic stimulus package and the $700 billion Troubled Asset Relief Program (TARP).

High-Quality Outperformed Low-Quality

In the fixed-income markets, risk aversion, deleveraging, and worries about the economy and deflation sent Treasury bonds to big gains, while credit-sensitive securities endured historic underperformance (see accompanying table). High-quality, higher-yielding government-backed securities such as government agency and mortgage-backed securities (MBS) also did well. Inflation-linked securities had negative returns overall, though they performed much better late in the period because of worry that the government’s fiscal and monetary policies will prove inflationary down the road. The Fed’s rate cuts also had important implications for money market securities, whose yields and returns are closely tied to the level of short-term interest rates.

Rates Tumbled Amid Volatility

Dramatic Fed rate cuts, safe-haven buying, and competing inflation/deflation concerns meant bond yields were volatile, but finished the 12 months significantly lower. The yield on the two-year Treasury note, which is most sensitive to Fed rate policy, went from 1.59% to 0.80%. Yields on longer-term notes and bonds fell a similar amount, with the benchmark 10-year Treasury yield down from 3.41% to 2.67%, while 30-year bond yields went from 4.29% to 3.54%. In that environment, the shape of the yield curve (a graphic representation of Treasury yields at different maturities) shifted considerably, but ultimately ended the period little changed.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2009
Treasury Securities		Citigroup U.S. Bond Market Indices
3-Month Bill	1.13%	Mortgage (mortgage-backed)	8.26%
2-Year Note	4.67%	Treasury	7.50%
10-Year Note	10.52%	Agency	6.16%
30-Year Bond	18.08%	Broad Investment-Grade (multi-sector)	4.52%
		Inflation-Linked Securities	–2.05%
		Credit (investment-grade corporate)	–4.61%
		High-Yield Market (corporate)	–19.88%

2

Performance

Premium Money Market

Total Returns as of March 31, 2009
			Average Annual Returns
						Since	Inception
	1 year		5 years		10 years	Inception	Date
Investor Class	2.20%	(1)	3.31%	(1)	3.29%	3.84%	4/1/93
90-Day U.S. Treasury Bill Index(2)	0.92%		2.94%		3.05%	3.69%	—
Lipper Money Market Instrument
Funds Average Return(2)	1.36%		2.73%		2.81%	3.56%	—
Fund’s Lipper Ranking among
Money Market Instrument Funds(2)	7 of 321		14 of 280		14 of 201	—	—

(1)	Class returns would have been lower if American Century Investments had not voluntarily waived a portion of its management fees.
(2)	Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.
Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Total Annual Fund Operating Expenses
Investor Class	0.47%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

3

Portfolio Commentary

Premium Money Market

Portfolio Managers: Denise Latchford and Steven Permut

Performance Summary

Premium Money Market returned 2.20%* for the 12 months ended March 31, 2009, outperforming the 1.36% average return of the 321 funds in Lipper Inc.’s Money Market Funds category. The portfolio’s one-year return ranked in the top 3% of the Lipper category, and its five- and 10-year returns for periods ended March 31, 2009, ranked in the top 5% and 7%, respectively, of the Lipper group (see the previous page).

Credit Crisis Ignited Flight to Quality

A series of extraordinary events characterized the 12-month period and created a challenging environment for money market investors. Concerns about economic growth and mounting defaults in the relatively obscure subprime mortgage market exploded into a full-blown financial crisis by late summer 2008, triggered by a series of failures, takeovers, and bailouts in the financial sector.

In the aftermath of these events, illiquidity prevailed, businesses and consumers faced stringent borrowing standards, banks stopped lending to each other, and the U.S. and global economies faced a severe recession. Demand for Treasury bills remained fierce, as investors sought a safe haven from falling equity prices, credit-sensitive bond volatility, and bank-related fears. This relentless flight to quality pushed Treasury yields to historic lows. For the 12-month period, the yield on the three-month Treasury bill fell from 1.33% to 0.21%.

Government Action Kept System Afloat

With the credit markets at a standstill, massive intervention from the federal government, the Federal Reserve (the Fed), and the U.S. Treasury Department kept the financial system limping along. This intervention took several forms, including the slashing of the federal funds rate target to virtually 0%, the passage of an $800 billion stimulus bill, and the launch of numerous programs to support the financial sector and the mortgage, consumer, and commercial credit markets.

Treasury Extended Money Market Guarantee Program

The U.S. Treasury continued to address credit-market dislocations, announcing an extension to September 18, 2009, of its Temporary Guarantee Program for Money Market Funds. Under this program the Treasury will guarantee the share price of any eligible money market fund that applies and pays a fee to participate. The program covers shareholder balances as of the close of business on September 19, 2008, and kicks in when the share price of a participating fund falls below $0.995 and the fund is liquidated. Premium Money Market continues to participate in the program.**

*Class returns would have been lower had management fees not been waived.

4

Premium Money Market

Portfolio Strategy

Premium Money Market’s seven-day current yield started the reporting period at 3.06% and declined to 0.86% by the end of March 2009. The market’s strong demand for short-term, high-quality securities combined with a limited supply of commercial paper and the impact of temporary government guarantees for select money market securities kept yields low and prices high.

Throughout the period, we took several steps to enhance the fund’s yield, including purchasing one-year agency securities and 18-month asset-backed commercial paper with Federal Deposit Insurance Corporation (FDIC) protection. These additions helped extend the portfolio’s weighted average maturity (WAM) from 44 days to 64 days during the 12 months.

In this unusual market environment, more than half of the fund’s holdings ended the period with a government guarantee. By comparison, under more normal market conditions, approximately 5% of the fund’s holdings would have government guarantees. This significant shift stems from the dwindling supply of commercial paper, due in large part to ongoing credit ratings downgrades, which have left few companies remaining on our “approved issuers” list. In any market climate, securities with government guarantees generally cost more and offer lower yields than securities without such guarantees.

Outlook

We expect an extended period of low interest rates. We believe the deep and sustained consumer-led recession may require additional actions, and we therefore expect continued monetary and fiscal stimulus through 2009. The Fed itself said it “anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

**Additional Information on the Temporary Guarantee Program for Money Market Funds

The U.S. Treasury Temporary Guarantee Program for money market funds provides a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the fund at the close of business on September 19, 2008. Any additional shares purchased by an investor after the close of business on September 19, 2008, will not be guaranteed. If an investor closes his/ her money market account, future investments in the fund will not be guaranteed. If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less. The Program is scheduled to expire on September 18, 2009.

5

Premium Money Market

Yields and Weighted Average Maturity
	3/31/09
7-Day Current Yield*	0.86%
7-Day Effective Yield*	0.86%

	3/31/09	9/30/08
Weighted Average Maturity	64 days	42 days
*The yields presented reflect the waiver of a portion of the fund’s management fees. Without such waiver, the 7-day yields would have been lower.

Portfolio Composition by Credit Rating
	% of fund	% of fund
	investments	investments
	as of 3/31/09	as of 9/30/08
A-1+	80%	80%
A-1	20%	20%
Ratings provided by independent research companies. These ratings are listed in Standard & Poor’s format even if they were provided by other sources.

Portfolio Composition by Maturity
	% of fund	% of fund
	investments	investments
	as of 3/31/09	as of 9/30/08
1 – 30 days	59%	55%
31 – 90 days	19%	33%
91 – 180 days	10%	11%
More than 180 days	12%	1%

6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2008 to March 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

7

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)	Annualized
	10/1/08	3/31/09	10/1/08 – 3/31/09	Expense Ratio(1)
Actual (after waiver)(2)	$1,000	$1,009.20	$2.45	0.49%
Actual (before waiver)	$1,000	$1,009.20(3)	$2.55	0.51%
Hypothetical (after waiver)(2)	$1,000	$1,022.49	$2.47	0.49%
Hypothetical (before waiver)	$1,000	$1,022.39	$2.57	0.51%

(1)	Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	During the six months ended March 31, 2009, the fund received a partial waiver of its management fee.
(3)	Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.
8

Schedule of Investments
Premium Money Market

MARCH 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value

Commercial Paper(1) — 34.3%			Salvation Army,
			1.75%, 7/9/09	$ 5,100,000	$ 5,100,000
BASF SE, 0.55%, 4/7/09(2)	$ 11,000,000	$ 10,998,992	Salvation Army Easter Corp.,
BASF SE, 1.04%, 6/5/09(2)	17,500,000	17,467,139	1.75%, 7/2/09	6,900,000	6,900,000
BNP Paribas Finance,			Toyota Motor Credit Corp.,
0.74%, 4/7/09	25,000,000	24,996,921	1.20%, 4/8/09	10,000,000	9,997,667
Catholic Health Initiatives,			Toyota Motor Credit Corp.,
1.75%, 7/9/09	17,000,000	17,000,000	1.10%, 4/13/09	8,000,000	7,997,067
Catholic Health Initiatives,			Toyota Motor Credit Corp.,
1.80%, 8/10/09	14,000,000	14,000,000	0.60%, 5/8/09	15,000,000	14,990,750
Chariot Funding LLC,			Tulip Funding Corp.,
0.38%, 4/23/09(2)	5,400,000	5,398,746	0.35%, 4/1/09(2)	2,917,000	2,917,000
Charta LLC,			Windmill Funding Corp.,
0.48%, 4/16/09(2)	20,000,000	19,996,000	0.75%, 4/13/09(2)	18,000,000	17,995,500
Citibank Credit Card			TOTAL COMMERCIAL PAPER		387,300,155
Issuance Trust,
1.00%, 4/13/09(2)	10,000,000	9,996,667	U.S. Government Agency
Citibank Credit Card			Securities — 34.2%
Issuance Trust,
1.00%, 4/15/09(2)	5,000,000	4,998,055	FFCB, 4.125%, 7/17/09	2,000,000	2,020,742
Citibank Credit Card			FFCB, 3.875%, 12/17/09	4,600,000	4,700,991
Issuance Trust,			FFCB, 0.80%, 2/2/10	6,140,000	6,133,997
0.75%, 5/1/09(2)	5,000,000	4,996,875	FHLB, VRN, 0.81%, 4/1/09	15,000,000	15,000,000
CRC Funding LLC,			FHLB, VRN, 1.21%, 4/1/09	2,900,000	2,900,000
0.50%, 4/16/09(2)	19,000,000	18,996,042	FHLB, 2.34%, 4/17/09	15,000,000	14,997,762
CRC Funding LLC,			FHLB, 3.15%, 4/20/09	6,445,000	6,445,000
0.85%, 5/22/09(2)	5,000,000	4,993,979	FHLB, VRN,
Crown Point Capital Co. LLC,			0.945%, 4/23/09	1,700,000	1,703,482
1.10%, 4/9/09(2)	25,000,000	24,993,889	FHLB, VRN, 1.16%, 4/24/09	10,000,000	10,000,000
Enterprise Funding Co. LLC,			FHLB, 2.50%, 4/24/09	15,000,000	14,994,678
0.48%, 4/16/09(2)	10,000,000	9,998,021	FHLB, 3.09%, 4/28/09	3,300,000	3,300,000
Enterprise Funding Co. LLC,			FHLB, VRN, 1.29%, 4/30/09	20,000,000	20,000,000
0.72%, 5/22/09(2)	9,200,000	9,190,616	FHLB, 2.70%, 5/6/09	5,000,000	5,004,976
Govco LLC,			FHLB, VRN, 1.29%, 6/10/09	25,000,000	25,003,536
0.80%, 4/30/09(2)	12,000,000	11,992,267	FHLB, 5.25%, 6/19/09	14,380,000	14,483,723
Govco LLC,			FHLB, 5.25%, 8/5/09	12,035,000	12,228,457
0.85%, 6/11/09(2)	3,000,000	2,994,971	FHLB, 5.25%, 9/11/09	17,500,000	17,861,026
Govco LLC,			FHLB, 5.00%, 9/18/09	8,370,000	8,539,233
1.02%, 6/16/09(2)	24,000,000	23,948,383	FHLB, 4.50%, 10/9/09	9,000,000	9,176,800
Legacy Capital LLC,			FHLB, 3.10%, 10/14/09	15,000,000	15,000,000
1.40%, 4/6/09(2)	15,000,000	14,997,083	FHLB, 6.50%, 11/13/09	1,200,000	1,242,469
Legacy Capital LLC,			FHLB, 2.00%, 12/1/09	10,000,000	10,000,000
1.00%, 5/1/09(2)	15,000,000	14,987,500	FHLB, 5.00%, 12/11/09	10,000,000	10,283,319
Lexington Parker Capital,			FHLB, 3.50%, 1/6/10	20,000,000	20,389,852
1.35%, 4/3/09(2)	27,500,000	27,497,948	FHLB, 0.87%, 1/26/10	10,000,000	9,989,698
Providence Health &			FHLB, 1.05%, 3/9/10	10,000,000	9,996,384
Services, 1.45%, 7/8/09	7,000,000	7,000,000	FHLB, 4.875%, 3/12/10	6,000,000	6,214,358
Royal Bank of Scotland plc,			FHLB, 4.375%, 3/17/10	3,000,000	3,094,000
2.06%, 5/5/09	10,000,000	9,980,733
Royal Bank of Scotland plc,
0.73%, 7/2/09	10,000,000	9,981,344

9

Premium Money Market

	Principal			Principal
	Amount	Value		Amount	Value
FHLB, VRN, 0.96%, 4/13/10	$ 20,000,000	$ 19,996,855	Colorado Housing &
FHLB Discount Notes,			Finance Auth. Economic
2.72%, 4/20/09(1)	11,000,000	10,984,431	Development Rev., Series
FHLB Discount Notes,			2004 B, (Corey Building),
3.03%, 4/30/09(1)	10,000,000	9,975,994	VRDN, 1.75%, 4/2/09 (LOC:
FHLB Discount Notes,			Wells Fargo Bank N.A.)	$ 275,000	$ 275,000
3.05%, 5/4/09(1)	15,000,000	14,958,750	Colorado Housing &
FHLB Discount Notes,			Finance Auth. Economic
0.76%, 1/12/10(1)	15,000,000	14,910,625	Development Rev., Series
FHLB Discount Notes,			2004 B, (Taxable POPIEL
0.86%, 1/21/10(1)	10,000,000	9,930,347	Properties), VRDN, 1.75%,
FHLB Discount Notes,			4/2/09 (LOC: Guaranty
0.96%, 2/1/10(1)	25,000,000	24,798,550	Bank & Trust and Wells
			Fargo Bank N.A.)	250,000	250,000
TOTAL U.S. GOVERNMENT			Colorado Housing &
AGENCY SECURITIES		386,260,035	Finance Auth. Economic
			Development Rev., Series
Municipal Securities — 15.3%			2005 B, (Closet Factory),
California Enterprise			VRDN, 1.75%, 4/2/09 (LOC:
Development Auth. Rev.,			Colorado Business Bank and
Series 2008 B, (Pocino			Bank of New York)	875,000	875,000
Foods), VRDN, 1.75%,			Colorado Housing &
4/2/09 (LOC: City National			Finance Auth. Economic
Bank and FHLB)	1,335,000	1,335,000	Development Rev., Series
California Enterprise			2007 B, (Monaco LLC),
Development Auth. Rev.,			VRDN, 1.75%, 4/2/09 (LOC:
Series 2008 B, (Ramar			JPMorgan Chase Bank)	870,000	870,000
International Corp.),			Columbus Indiana Economic
VRDN, 1.75%, 4/2/09			Development Rev.,
(LOC: Bank of the West)	1,780,000	1,780,000	(Arbors At Waters Edge
California Enterprise			Apartments), VRDN, 0.60%,
Development Auth. Rev.,			4/2/09 (LOC: FHLB)	3,980,000	3,980,000
Series 2008 B, (Sconza			Connecticut Housing
Candy), VRDN, 1.25%,			Finance Auth. Rev., Series
4/1/09 (LOC: Wells			2008 A-5, (Housing
Fargo Bank N.A.)	3,300,000	3,300,000	Mortgage Finance), VRDN,
California Infrastructure			1.00%, 4/2/09 (SBBPA:
& Economic Development			JPMorgan Chase Bank)	19,900,000	19,900,000
Bank, Series 2000 AD,			Crawford Education
(Adams Rite Manufacturing			Facilities Corp. Rev., Series
Co.), VRDN, 2.00%, 4/1/09			2004 B, (Refunding Taxable
(LOC: U.S. Bank N.A. and			University Package),
Mellon Bank N.A.)	1,940,000	1,940,000	VRDN, 1.00%, 4/2/09
California Infrastructure			(LOC: BNP Paribas)	320,000	320,000
& Economic Development			Fairfield Rev., Series 2005
Bank Rev., Series 2008 B,			A2, VRDN, 2.15%, 4/2/09
(IWorks US, Inc.), VRDN,			(LOC: Landesbank Hessen-
1.35%, 4/2/09 (LOC: City			Thuringen Girozentrale)	2,800,000	2,800,000
National Bank)	1,865,000	1,865,000	Gary Industrial
Chicago Illinois Industrial			Empowerment Zone
Development Rev.,			Rev., (Chemcoaters LLC),
(Enterprise Center VII),			VRDN, 2.00%, 4/2/09
VRDN, 0.80%, 4/1/09 (LOC:			(LOC: American Bank &
LaSalle National Bank)	6,000,000	6,000,000	Trust and FHLB)	6,500,000	6,500,000

10

Premium Money Market

	Principal			Principal
	Amount	Value		Amount	Value
Hart Family Holdings LLC			New Jersey Economic
Rev. VRDN, 2.00%, 4/2/09			Development Auth. Rev.,
(LOC: Community Bank &			Series 2006 B, (Accurate
Trust and FHLB)	$ 10,860,000	$ 10,860,000	Box Co., Inc.), VRDN, 1.50%,
Houston Higher Education			4/2/09 (LOC: Sun Bank N.A.
Finance Corp. Housing Rev.,			and Wells Fargo Bank N.A.)	$ 1,045,000	$ 1,045,000
Series 2003 C, (Tierwester			New York GO, Series 2008
Oaks & Richfield Manor),			J13, VRDN, 3.50%,
VRDN, 1.35%, 4/2/09 (LOC:			4/1/09 (SBBPA: Lloyds
Bank of New York)	1,505,000	1,505,000	TSB Bank plc)	10,000,000	10,000,000
Kentucky Housing Corp.			Oregon Facilities Auth. Rev.,
Rev., Series 2007 O, VRDN,			Series 2002-1, (Hazelden
4.35%, 4/2/09 (SBBPA:			Springbrook), VRDN,
Lloyds TSB Bank plc)	2,590,000	2,590,000	2.30%, 4/2/09 (LOC:
Kentucky Housing Corp.			Allied Irish Bank plc)	1,100,000	1,100,000
Rev., Series 2008 B, VRDN,			Pasadena COP, (Los Robles
2.20%, 4/2/09 (SBBPA:			Avenue Parking Facilities),
Lloyds TSB Bank plc)	2,975,000	2,975,000	VRDN, 1.45%, 4/7/09 (LOC:
LoanStar Assets			Bank of New York and
Partners LP, Series 2004 A,			California State Teacher’s
VRDN, 3.75%, 4/2/09			Retirement System)	300,000	300,000
(LOC: State Street Corp.)	5,000,000	5,000,000	Putnam Hospital Center
Los Angeles Multifamily			Rev., VRDN, 1.52%,
Rev., Series 2001 F,			4/1/09 (LOC: JPMorgan
(Housing-San Regis),			Chase Bank)	3,140,000	3,140,000
VRDN, 0.85%, 4/2/09			Salinas Economic
(LIQ FAC: Fannie Mae)	1,475,000	1,475,000	Development Rev., Series
Lower Colorado River Auth.,			2007 B, (Monterey County
0.75%, 5/18/09	17,900,000	17,900,000	Public Building), VRDN,
Mississippi Business Finance			1.25%, 4/2/09 (LOC: Bank
Corp. Rev., (Aurora Flight			of New York)	1,325,000	1,325,000
Sciences Corp.), VRDN,			Salinas Rev., (Fairways
1.25%, 4/1/09 (LOC:			Golf), VRDN, 1.60%, 4/1/09
Branch Banking & Trust)	12,500,000	12,500,000	(LOC: Rabobank N.A. and
Mississippi Business Finance			Cooperative Centrale)	4,660,000	4,660,000
Corp. Rev., Series 2006			San Mateo County Board of
R1, (Brown Bottling Group,			Education COP, Series 2006
Inc.), VRDN, 1.02%, 4/1/09			B, VRDN, 1.75%, 4/2/09
(LOC: Trustmark National			(LOC: Allied Irish Bank plc)	3,255,000	3,255,000
Bank and FHLB)	9,170,000	9,170,000	Southeast Industrial
Montebello COP, VRDN,			Development Agency Rev.,
1.75%, 4/1/09 (LOC: Union			(Powers Fasteners, Inc.),
Bank of California and			VRDN, 1.52%, 4/2/09 (LOC:
California State Teacher’s			Bank of New York)	2,500,000	2,500,000
Retirement System)	6,775,000	6,775,000	Southeast Industrial
Morgan Hill Redevelopment			Development Agency Rev.,
Agency Tax Allocation Rev.,			(Powers Fasteners, Inc.),
Series 2008 B, (Ojo de			VRDN, 1.52%, 4/2/09 (LOC:
Agua Redevelopment Area),			JPMorgan Chase Bank)	2,290,000	2,290,000
VRDN, 1.60%, 4/2/09			Washington Economic
(LOC: Scotiabank)	13,630,000	13,630,000	Development Finance
Nevada Multi Unit Housing			Auth. Rev., Series 2006 G,
Division, Series 2002 B,			(Wesmar Company, Inc.),
VRDN, 1.25%, 4/2/09			VRDN, 1.50%, 4/2/09
(LIQ FAC: Fannie Mae)	1,090,000	1,090,000	(LOC: U.S. Bank N.A.)	1,755,000	1,755,000

11

Premium Money Market

	Principal			Principal
	Amount	Value		Amount/
Washington Economic				Shares	Value
Development Finance Auth.			Roman Catholic Bishop
Rev., Series 2007 K, (Ocean			of San Jose, VRN,
Gold Seafoods, Inc.), VRDN,			3.50%, 4/9/09	$ 4,875,000	$ 4,875,000
1.50%, 4/2/09 (LOC: Wells			Royal Bank of Canada,
Fargo Bank N.A.)	$ 2,300,000	$ 2,300,000	VRN, 1.29%, 4/15/09,
Washington Industrial			resets quarterly off the
Development Auth. Rev.,			3-month LIBOR plus
(Pauwels), VRDN, 0.75%,			0.20% with no caps	15,000,000	15,000,000
4/1/09 (LOC: Bank of			Royal Bank of Canada,
America N.A.)	1,880,000	1,880,000	3.875%, 5/4/09	5,000,000	5,004,019
TOTAL MUNICIPAL SECURITIES		173,010,000	Royal Bank of Canada (New
			York), VRN, 1.20%, 6/30/09,
Corporate Bonds — 14.6%			resets quarterly off the
American Honda Finance,			3-month LIBOR minus
1.28%, 5/12/09(2)	5,000,000	4,987,631	0.03% with no caps	3,400,000	3,398,307
American Honda Finance,			Rupert E. Phillips,
4.50%, 5/26/09(2)	4,250,000	4,244,434	VRN, 1.00%, 4/13/09
American Honda Finance			(LOC: FHLB)	6,000,000	6,000,000
Corp., 0.70%, 4/3/09	15,200,000	15,199,409	Salvation Army, Series 2003
Astin Redevelopment LP,			A, VRN, 1.19%, 4/9/09
VRN, 1.00%, 4/9/09	3,500,000	3,500,000	(LOC: Bank of New York)	7,500,000	7,500,000
Bank of America N.A., VRN,			Salvation Army, Series 2004
1.36%, 6/15/09	10,000,000	10,000,000	A, VRN, 1.52%, 4/9/09
Castleton United Methodist			(LOC: Bank of New York)	2,000,000	2,000,000
Church, Inc., VRN,			Wells Fargo & Co.,
2.52%, 4/8/09 (LOC:			3.125%, 4/1/09	5,232,000	5,232,000
U.S. Bank N.A.)	3,000,000	3,000,000	Wells Fargo Bank N.A.,
Cypress Bend Real Estate			VRN, 0.67%, 4/28/09,
Development Co. LLC,			resets monthly off the
VRN, 1.10%, 4/9/09	9,000,000	9,000,000	3-month LIBOR plus
D & I Properties LLC,			0.15% with no caps	15,000,000	15,000,000
VRN, 1.75%, 4/8/09	1,400,000	1,400,000	Zehnder’s of Frankenmuth,
DCC Development Corp.,			VRN, 1.50%, 4/9/09	1,110,000	1,110,000
VRN, 1.50%, 4/9/09	4,015,000	4,015,000	TOTAL CORPORATE BONDS		164,550,800
First Baptist Church of
Opelika, VRN, 1.00%,			Certificates of Deposit — 1.3%
4/13/09 (LOC: FHLB)	6,770,000	6,770,000	U.S. Bank N.A.,
Grace Community Church			0.75%, 7/17/09	15,000,000	15,000,000
of Amarillo, VRN, 1.00%,
4/1/09 (LOC: Wells			Temporary Cash Investments(3)
Fargo Bank N.A.)	2,070,000	2,070,000	JPMorgan U.S. Treasury
High Track LLC, VRN,			Plus Money Market Fund
1.50%, 4/8/09	8,625,000	8,625,000	Agency Shares	50,291	50,291
JBR, Inc., VRN,			TOTAL INVESTMENT
1.75%, 4/9/09	5,790,000	5,790,000	SECURITIES — 99.7%		1,126,171,281
Manse on Marsh LP,			OTHER ASSETS AND
VRN, 1.25%, 4/9/09	11,355,000	11,355,000	LIABILITIES — 0.3%		3,327,360
Ness Family Partners LP,			TOTAL NET ASSETS — 100.0%		$1,129,498,641
VRN, 1.75%, 4/8/09	1,670,000	1,670,000
Relay Relay LLC, VRN,
1.78%, 4/9/09	7,805,000	7,805,000

12

Premium Money Market

Notes to Schedule of Investments

COP = Certificates of Participation

FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

GO = General Obligation

LIBOR = London Interbank Offered Rate

LIQ FAC = Liquidity Facilities

LOC = Letter of Credit

resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end. VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	The rate indicated is the yield to maturity at purchase.
(2)	Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $268,587,738, which represented 23.8% of total net assets. None of these securities were considered illiquid.
(3)	Category is less than 0.05% of total net assets.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2009
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$1,126,171,281
Cash	223,535
Receivable for investments sold	540,000
Receivable for capital shares sold	1,073,807
Interest receivable	3,169,337
Prepaid temporary guarantee program fees	38,703
1,131,216,663

Liabilities
Payable for capital shares redeemed	1,103,238
Accrued management fees	416,687
Dividends payable	198,097
1,718,022

Net Assets	$1,129,498,641

Capital Shares
Outstanding (unlimited number of shares authorized)	1,129,875,203

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$1,129,870,395
Accumulated net realized loss on investment transactions	(371,754)
$1,129,498,641

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2009
Investment Income (Loss)
Income:
Interest	$30,574,681

Expenses:
Management fees	5,171,292
Temporary guarantee program fees	247,268
Portfolio insurance fees	175,342
Trustees’ fees and expenses	48,687
Other expenses	5,372
5,647,961
Amount waived	(230,088)
5,417,873

Net investment income (loss)	25,156,808

Net realized gain (loss) on investment transactions	(327,383)

Net Increase (Decrease) in Net Assets Resulting from Operations	$24,829,425

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2009 AND MARCH 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 25,156,808	$ 49,573,443
Net realized gain (loss)	(327,383)	(39,565)
Net increase (decrease) in net assets resulting from operations	24,829,425	49,533,878

Distributions to Shareholders
From net investment income	(25,156,808)	(49,573,443)

Capital Share Transactions
Proceeds from shares sold	784,282,486	1,198,681,958
Proceeds from reinvestment of distributions	19,312,365	38,354,931
Payments for shares redeemed	(865,514,974)	(963,029,587)
Net increase (decrease) in net assets from capital share transactions	(61,920,123)	274,007,302

Net increase (decrease) in net assets	(62,247,506)	273,967,737

Net Assets
Beginning of period	1,191,746,147	917,778,410
End of period	$1,129,498,641	$1,191,746,147

Transactions in Shares of the Fund
Sold	784,282,486	1,198,681,958
Issued in reinvestment of distributions	19,312,365	38,354,931
Redeemed	(865,514,974)	(963,029,587)
Net increase (decrease) in shares of the fund	(61,920,123)	274,007,302

See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Premium Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified under Rule 2a-7 of the 1940 Act. The fund’s investment objective is to earn the highest level of current income while preserving the value of your investment. The fund invests most of its assets in high-quality, very short-term debt securities issued by corporations, banks and governments. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Securities are generally valued at amortized cost, which approximates current market value. Investments in open-end management investment companies are valued at the reported net asset value. When such valuations do not reflect market value, securities may be valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

17

Distributions to Shareholders — Distributions from net investment income and short-term capital gains, if any, are declared daily and paid monthly. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment manager that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1170% to 0.2300% and the rates for the Complex Fee range from 0.2500% to 0.3100%. The investment advisor voluntarily agreed to waive 0.020% of its management fee for the year ended March 31, 2009. This fee waiver may be revised or terminated at any time without notice. The effective annual management fee before waiver for the fund for the year ended March 31, 2009, was 0.45%. The effective annual management fee after waiver for the fund for the year ended March 31, 2009, was 0.43%.

Money Market Insurance — The fund, along with other money market funds managed by ACIM, entered into an insurance agreement with Ambac Assurance Corporation (Ambac). Ambac provided limited coverage for certain loss events including issuer defaults as to payment of principal or interest and insolvency of a credit enhancement provider. The fund paid annual premiums to Ambac, which were amortized daily over one year. For the year ended March 31, 2009, the annualized ratio of money market insurance expense to average net assets was 0.02%. The agreement expired on January 31, 2009, and was not renewed.

18

Temporary Guarantee Program — On October 3, 2008, the Board of Trustees approved the fund to participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the program). The program provides coverage to guarantee the account values of shareholders in the event the fund’s net asset value falls below $0.995 and the Trustees liquidate the fund. The program covers the lesser of a shareholder’s account value on September 19, 2008, or on the date of liquidation. Participation in the program requires the fund to pay a fee based on the net assets of the fund as of the close of business on September 19, 2008, which is amortized daily over the period. The fund participated in the program from September 19, 2008 through December 19, 2008 and paid a fee of 0.01% of its net assets as of September 19, 2008. The fund continued its participation in the program from December 20, 2008 through April 30, 2009 and paid a fee of 0.015% of its net assets as of September 19, 2008. The Board of Trustees has approved continued participation by the fund in a program extension from May 1, 2009 through September 18, 2009 and will pay a fee of 0.015% of its net assets as of September 19, 2008. The Secretary of the Treasury currently has no authority to extend the program beyond September 18, 2009. For the year ended March 31, 2009, the annualized ratio of the program fee to average net assets was 0.02%.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC.

Effective May 15, 2008, the fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices based on an active market;

• Level 2 valuation inputs consist of significant direct or indirect observable market data; or

• Level 3 valuation inputs consist of significant unobservable inputs such as a fund’s own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of March 31, 2009:

Valuation Inputs	Value of Investment Securities
Level 1 — Quoted Prices	$ 50,291
Level 2 — Other Significant Observable Inputs	1,126,120,990
Level 3 — Significant Unobservable Inputs	—
$1,126,171,281

19

4. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended March 31, 2009, the fund did not utilize the program.

5. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2009, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $(371,754), which may be used to offset future taxable realized gains. Capital loss carryovers of $(446), $(885), $(3,164), $(10,427) and $(356,832) expire in 2013, 2014, 2015, 2016 and 2017, respectively.

6. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

20

Financial Highlights
Premium Money Market

For a Share Outstanding Throughout the Years Ended March 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income (Loss)	0.02	0.05	0.05	0.03	0.01
Distributions
From Net Investment Income	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(1)	2.20%	4.70%	4.98%	3.41%	1.33%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.47%(2)	0.43%(2)	0.41%(2)	0.45%(2)	0.48%
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	0.49%	0.47%	0.47%	0.47%	0.48%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.18%(2)	4.58%(2)	4.89%(2)	3.41%(2)	1.31%
Net Investment Income (Loss) to Average
Net Assets (Before Expense Waiver)	2.16%	4.54%	4.83%	3.39%	1.31%
Net Assets, End of Period (in thousands)	$1,129,499	$1,191,746	$917,778	$641,249	$472,954

(1)	Total return assumes reinvestment of net investment income and capital gains distributions, if any.
(2)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.
See Notes to Financial Statements.

21

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Premium Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Premium Money Market Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2009

22

Management

The individuals listed below serve as trustees or officers of the fund. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are “interested” primarily by virtue of their engagement as directors and/ or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM or the advisor); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The trustees serve in this capacity for eight registered investment companies in the American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed.

No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

Interested Trustee

Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Trustee and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Trustee: 104
Other Directorships Held by Trustee: None

Independent Trustees

John Freidenrich, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1937
Position(s) Held with Fund: Trustee (since 2005)
Principal Occupation(s) During Past 5 Years: Member and Manager, Regis Management
Company, LLC (money management firm) (April 2004 to present); Partner and
Founder, Bay Partners (venture capital firm) (1976 to 2006)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: None

23

Ronald J. Gilson, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Fund: Trustee (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Charles J. Meyers Professor of Law and Business,
Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and
Business, Columbia University School of Law (1992 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: None

Frederick L.A. Grauer, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Fund: Trustee (since 2008)
Principal Occupation(s) During Past 5 Years: Senior Advisor, Barclays Global Investors (asset manager) (2003 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: None

Peter F. Pervere, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Fund: Trustee (since 2007)
Principal Occupation(s) During Past 5 Years: Retired, formerly Vice President and Chief
Financial Officer, Commerce One, Inc. (software and services provider)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: Intraware, Inc.

Myron S. Scholes, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1941
Position(s) Held with Fund: Trustee (since 1980)
Principal Occupation(s) During Past 5 Years: Chairman, Platinum Grove Asset Management,
L.P. (asset manager) (1999 to present); Frank E. Buck Professor of Finance-Emeritus,
Stanford Graduate School of Business (1996 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: Dimensional Fund Advisors (investment advisor)

John B. Shoven, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Fund: Trustee (since 2002)
Principal Occupation(s) During Past 5 Years: Professor of Economics, Stanford University
(1973 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: Cadence Design Systems; E×ponent

Jeanne D. Wohlers, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1945
Position(s) Held with Fund: Trustee (since 1984)
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: None

24

Officers

Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and
ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August
2006); and Treasurer and Chief Financial Officer, various American Century
Investments funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present);
Controller, various American Century Investments funds (1997 to September 2006)

Jon Zindel, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1967
Position(s) Held with Fund: Tax Officer (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Financial Officer and Chief Accounting
Officer, ACC (March 2007 to present); Vice President, ACC (October 2001 to present); Vice President, certain ACC subsidiaries (October 2001 to August 2006);
Vice President, Corporate Tax, ACS (April 1998 to August 2006). Also serves as:
Chief Financial Officer, Chief Accounting Officer and Senior Vice President, ACIM,
ACGIM, ACS and other ACC subsidiaries; and Chief Accounting Officer and Senior
Vice President, ACIS

The SAI has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

25

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

26

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as a fund performance comparisons. They are not investment products available for purchase.

The 90-Day U.S. Treasury Bill Index is derived from secondary market interest rates as published by the Federal Reserve Bank and includes three-month, six-month, and one-year instruments.

The Citigroup Agency Index is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The Citigroup Credit Index includes US and non-US corporate securities and non-US sovereign and provincial securities.

The Citigroup Mortgage Index measures the mortgage component of the US BIG Bond Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

The Citigroup Treasury Index is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The Citigroup US Broad Investment-Grade (BIG) Bond Index is a market-capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The Citigroup US High-Yield Market Index captures the performance of below-investment-grade debt issued by corporations domiciled in the United States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The Citigroup US Inflation-Linked Securities Index (ILSI)SM measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

27

Notes

28

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Investment Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

0905
CL-ANN-65303N

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

Annual Report
March 31, 2009

American Century Investments

Inflation Protection Bond Fund

President’s Letter

Dear Investor:

Thank you for investing with us during the financial reporting period ended March 31, 2009. We appreciate your trust in American Century Investments® during these challenging times.

As the calendar changed from 2008 to 2009, the financial markets continued to struggle to digest the subprime-initiated credit crisis. The ensuing global economic downturn and market turmoil affected everyone—from first-time individual investors to hundred-year-old financial institutions. During the period, risk aversion was a key theme, with performance generally favoring assets with lower risk levels and those that showed signs of stability. Effective risk management by portfolio managers delivered above-average returns, albeit still negative in many cases under these challenging market conditions.

Effective risk management requires a commitment to disciplined investment approaches that balance risk and reward, with the goal of setting and maintaining risk levels that are appropriate for portfolio objectives. At American Century Investments, we’ve stayed true to the principles that have guided us for over 50 years, including our commitments to delivering superior investment performance and helping investors reach their financial goals. Risk management is part of that commitment—we offer portfolios that can help diversify and stabilize investment returns.

As discussed by the investment team leaders in this report, 2009 is likely to be another challenging year, but I’m certain that we have the investment professionals and processes in place to provide competitive and compelling long-term results for you. Thank you for your continued confidence in us.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective	2
U.S. Fixed-Income Total Returns	2

Inflation Protection Bond

Performance	3
Portfolio Commentary	5
Portfolio at a Glance	7
Yields	7
Portfolio Composition by Weighted Average Life	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	31

Other Information

Management	32
Additional Information	35
Index Definitions	36

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Unprecedented Events

The spiraling subprime credit crisis took an incredible toll on U.S. financial institutions, the economy, and financial markets in the 12 months ended March 31, 2009. By period-end, the resulting recession had spread globally, unemployment in the U.S. reached 8.5%, and many measures of consumer strength were at record lows. On the inflation front, the government’s Consumer Price Index fell by 0.4% for the year ended in March. That was the first 12-month decline since August 1955.

In that environment, the Federal Reserve (the Fed) took dramatic steps, effectively cutting its short-term rate target to 0%, intervening in the mortgage, commercial, and consumer debt markets, while Congress passed a massive economic stimulus package and the $700 billion Troubled Asset Relief Program (TARP).

High-Quality Outperformed Low-Quality

In the fixed-income markets, risk aversion, deleveraging, and worries about the economy and deflation sent Treasury bonds to big gains, while credit-sensitive securities endured historic underperformance (see accompanying table). High-quality, higher-yielding government-backed securities such as government agency and mortgage-backed securities (MBS) also did well. Inflation-linked securities had negative returns overall, though they performed much better late in the period because of worry that the government’s fiscal and monetary policies will prove inflationary down the road. The Fed’s rate cuts also had important implications for money market securities, whose yields and returns are closely tied to the level of short-term interest rates.

Rates Tumbled Amid Volatility

Dramatic Fed rate cuts, safe-haven buying, and competing inflation/deflation concerns meant bond yields were volatile, but finished the 12 months significantly lower. The yield on the two-year Treasury note, which is most sensitive to Fed rate policy, went from 1.59% to 0.80%. Yields on longer-term notes and bonds fell a similar amount, with the benchmark 10-year Treasury yield down from 3.41% to 2.67%, while 30-year bond yields went from 4.29% to 3.54%. In that environment, the shape of the yield curve (a graphic representation of Treasury yields at different maturities) shifted considerably, but ultimately ended the period little changed.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2009
Treasury Securities		Citigroup U.S. Bond Market Indices
3-Month Bill	1.13%	Mortgage (mortgage-backed)	8.26%
2-Year Note	4.67%	Treasury	7.50%
10-Year Note	10.52%	Agency	6.16%
30-Year Bond	18.08%	Broad Investment-Grade (multi-sector)	4.52%
		Inflation-Linked Securities	–2.05%
		Credit (investment-grade corporate)	–4.61%
		High-Yield Market (corporate)	–19.88%

2

Performance

Inflation Protection Bond

Total Returns as of March 31, 2009
		Average Annual
		Returns
		Since	Inception
	1 year	Inception	Date
Investor Class	-2.13%	3.71%	5/31/05
Citigroup US Inflation-Linked Securities Index(1)	-2.05%	3.98%	—
Institutional Class	-1.93%	4.02%	5/31/05
A Class			5/31/05
No sales charge*	-2.27%	3.49%
With sales charge*	-6.65%	2.26%
B Class			5/31/05
No sales charge*	-3.04%	2.73%
With sales charge*	-7.04%	2.00%
C Class	-3.04%	2.77%	5/31/05
R Class	-2.62%	3.26%	5/31/05

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a
4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00%
the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%.
The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) The Citigroup US Inflation-Linked Securities Index is not subject to the tax code diversification and other regulatory requirements limiting the type and amount of securities that the fund may own.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Inflation Protection Bond

One-Year Returns Over Life of Class
Periods ended March 31
		2006*	2007	2008	2009
Investor Class		-2.09%	4.46%	14.87%	-2.13%
Citigroup US Inflation-Linked
Securities Index		-1.76%	5.27%	14.64%	-2.05%
*From 5/31/05, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
0.59%	0.39%	0.84%	1.59%	1.59%	1.09%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary
Inflation Protection Bond

Portfolio Managers: Brian Howell, Jim Platz, and Bob Gahagan

Performance Summary

Inflation Protection Bond declined 2.13%* for the 12 months ended March 31, 2009. By comparison, the fund’s benchmark, the Citigroup US Inflation-Linked Securities Index, declined 2.05%. Portfolio returns reflect operating expenses, while the index returns do not.

TIPS Underperformed, Even as Quality Reigned

As the mounting credit crisis morphed into a full-blown financial crisis, and the U.S. economy faced its most severe recession in decades, investors fled to the safety and stability of Treasury securities. Yet, even though the Treasury sector was the top performer for the 12-month period, TIPS (Treasury inflation-protected securities) lagged nominal Treasuries. This underperformance was due to the weakening economy, which led to declining inflation expectations that rendered the inflation-protection element of TIPS unattractive to investors on a near-term basis.

Our strategy incorporates sector allocation (TIPS and investment-grade non-Treasury sectors), security selection, and yield-curve positioning, while maintaining full inflation-protection exposure. These factors generally contributed positively to the portfolio’s performance. Most non-Treasury (spread) sectors outperformed TIPS for the period, but our position in investment-grade corporate securities detracted from relative results. High-quality corporate bonds struggled during most of the period, as spreads (the difference between corporate and Treasury yields) widened on default concerns and risk aversion.

Inflation Rose Sharply Then Tumbled Quickly

Early in the 12-month period, the lingering threat of stagflation (stalled economic growth and rising inflation) worried investors and kept TIPS in favor. This scenario changed dramatically in the summer of 2008, as the financial crisis and correspondingly weaker global economy sent commodity prices—and inflation expectations—tumbling rapidly.

For example, oil prices soared to a record-high $147 a barrel in July, primarily due to heightened demand from emerging markets. This helped push headline inflation, as measured by the 12-month change in the Consumer Price Index (CPI), to a reporting-period high of 5.6% in July. But, oil prices dropped sharply during the next several months, finishing the period at $50 a barrel. Furthermore, 12-month headline inflation turned negative by the end of March 2009, reflecting the impact of generally sagging commodity prices combined with dismal global economic growth prospects and a stronger U.S. dollar.

*All fund returns referenced in this commentary are for Investor Class shares.

5

Inflation Protection Bond

Portfolio Strategy

We continued to invest most of the portfolio in TIPS (approximately 89% as of March 31, 2009). In an effort to enhance the fund’s yield, long-term total return, and inflation-protection potential, we invested the remainder of the portfolio in high-quality corporate, municipal, agency, and mortgage securities—spread sectors we believe offer attractive long-term value. Additionally, we complemented our spread-sector investments with strategies that maintain full inflation-protection exposure. Over time, we believe these efforts may enhance the portfolio’s yield and outperform Treasury securities.

We maintained a bias toward a steeper yield curve during most of 2008, and this strategy contributed positively to the portfolio’s performance. As the financial crisis worsened, investors favored shorter-term, lower-risk Treasuries, causing the Treasury yield curve to steepen. We removed this strategy late in 2008, when the steepening trend started to subside.

Outlook

After peaking at 2.6 percentage points in July 2008, the yield difference (breakeven) between 10-year TIPS and nominal 10-year Treasuries fell to 0.09 percentage point at the end of December before rising to 1.31 percentage points as of March 31. The breakeven rate represents investors’ expectations for inflation for the next decade—expectations we believe are unreasonably low.

We believe inflationary pressures are likely to build in the months ahead, given historical CPI patterns and the extraordinary amount of economic stimulus from the government and the Federal Reserve. Therefore, our longer-term inflation outlook, along with the relatively low breakeven rate, suggests TIPS currently offer attractive long-term value.

Due to the unexpected death of portfolio manager Seth Plunkett on November 9, 2008, co-portfolio managers Brian Howell, Jim Platz, and Bob Gahagan assumed his responsibilities. Our team structure means the management process and objectives for this portfolio remain the same, despite the loss of a cherished colleague.

6

Inflation Protection Bond

Portfolio at a Glance
	As of 3/31/09	As of 3/31/08
Weighted Average Life	9.3 years	9.0 years
Average Duration (effective)	5.8 years	6.1 years

Yields as of March 31, 2009
30-Day SEC Yield
Investor Class	5.90%
Institutional Class	6.09%
A Class	5.41%
B Class	4.93%
C Class	4.95%
R Class	5.40%

Portfolio Composition by Weighted Average Life
	% of fund	% of fund
	investments	investments
	as of 3/31/09	as of 9/30/08
0 – 5-Year Notes	36.4%	28.4%
5 – 10-Year Notes	31.5%	48.6%
10 – 30-Year Bonds	32.1%	23.0%

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2008 to March 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	10/1/08	3/31/09	10/1/08 – 3/31/09	Expense Ratio*
Actual
Investor Class	$1,000	$1,021.80	$2.97	0.59%
Institutional Class	$1,000	$1,022.70	$1.97	0.39%
A Class	$1,000	$1,020.80	$4.23	0.84%
B Class	$1,000	$1,017.70	$8.00	1.59%
C Class	$1,000	$1,016.70	$7.99	1.59%
R Class	$1,000	$1,019.30	$5.49	1.09%
Hypothetical
Investor Class	$1,000	$1,021.99	$2.97	0.59%
Institutional Class	$1,000	$1,022.99	$1.97	0.39%
A Class	$1,000	$1,020.74	$4.23	0.84%
B Class	$1,000	$1,017.00	$8.00	1.59%
C Class	$1,000	$1,017.00	$8.00	1.59%
R Class	$1,000	$1,019.50	$5.49	1.09%

* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments
Inflation Protection Bond

MARCH 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
U.S. Treasury Securities — 86.9%			U.S. Treasury Inflation
U.S. Treasury Inflation			Indexed Notes,
Indexed Bonds,			1.875%, 7/15/13(1)	$ 4,799,622	$ 4,931,611
2.375%, 1/15/25(1)	$ 9,773,222	$ 10,182,475	U.S. Treasury Inflation
U.S. Treasury Inflation			Indexed Notes,
Indexed Bonds,			2.00%, 1/15/14(1)	6,513,447	6,723,102
2.00%, 1/15/26(1)	6,170,098	6,114,185	U.S. Treasury Inflation
U.S. Treasury Inflation			Indexed Notes,
Indexed Bonds,			2.00%, 7/15/14(1)	7,056,882	7,303,873
2.375%, 1/15/27(1)	9,700,455	10,161,227	U.S. Treasury Inflation
U.S. Treasury Inflation			Indexed Notes,
Indexed Bonds,			1.625%, 1/15/15(1)	5,086,588	5,150,170
1.75%, 1/15/28(1)	6,777,859	6,510,980	U.S. Treasury Inflation
U.S. Treasury Inflation			Indexed Notes,
Indexed Bonds,			1.875%, 7/15/15(1)	12,646,192	13,005,824
3.625%, 4/15/28(1)	8,864,006	10,958,127	U.S. Treasury Inflation
U.S. Treasury Inflation			Indexed Notes,
Indexed Bonds,			2.00%, 1/15/16(1)	1,276,572	1,320,854
2.50%, 1/15/29(1)	4,523,778	4,916,781	U.S. Treasury Inflation
U.S. Treasury Inflation			Indexed Notes,
Indexed Bonds,			2.50%, 7/15/16(1)	7,811,005	8,382,185
3.875%, 4/15/29(1)	3,994,422	5,146,565	U.S. Treasury Inflation
U.S. Treasury Inflation			Indexed Notes,
Indexed Bonds,			2.375%, 1/15/17(1)	5,156,475	5,491,646
3.375%, 4/15/32(1)	1,088,429	1,402,713	U.S. Treasury Inflation
U.S. Treasury Inflation			Indexed Notes,
Indexed Notes,			2.625%, 7/15/17(1)	4,915,469	5,356,327
4.25%, 1/15/10(1)	1,656,560	1,702,633	U.S. Treasury Inflation
U.S. Treasury Inflation			Indexed Notes,
Indexed Notes,			1.625%, 1/15/18(1)	1,486,594	1,508,429
0.875%, 4/15/10(1)	3,594,359	3,579,759	U.S. Treasury Inflation
U.S. Treasury Inflation			Indexed Notes,
Indexed Notes,			1.375%, 7/15/18(1)	8,812,350	8,768,288
3.50%, 1/15/11(1)	3,518,135	3,676,451	TOTAL U.S. TREASURY SECURITIES
U.S. Treasury Inflation			(Cost $164,435,963)		167,653,321
Indexed Notes,
2.375%, 4/15/11(1)	9,387,682	9,642,914	U.S. Government Agency Securities
U.S. Treasury Inflation			and Equivalents — 2.8%
Indexed Notes,			FIXED-RATE U.S. GOVERNMENT
3.375%, 1/15/12(1)	2,021,487	2,154,147	AGENCY SECURITIES — 2.4%
U.S. Treasury Inflation			FHLMC, 5.00%, 1/30/14(1)	2,100,000	2,333,667
Indexed Notes,			FHLMC, 4.50%, 4/2/14(1)	2,000,000	2,180,516
2.00%, 4/15/12(1)	9,156,576	9,439,862			4,514,183
U.S. Treasury Inflation			GOVERNMENT-BACKED CORPORATE BONDS(2) — 0.4%
Indexed Notes,			Bank of America Corp.,
3.00%, 7/15/12(1)	11,754,943	12,537,376	3.125%, 6/15/12(1)	800,000	828,373
U.S. Treasury Inflation			TOTAL U.S. GOVERNMENT AGENCY
Indexed Notes,			SECURITIES AND EQUIVALENTS
0.625%, 4/15/13(1)	1,598,304	1,584,817	(Cost $5,053,588)		5,342,556

10

Inflation Protection Bond

	Principal			Principal
	Amount	Value		Amount	Value
Corporate Bonds — 2.6%			ConocoPhillips,
AEROSPACE & DEFENSE — 0.1%			4.75%, 2/1/14(1)	$ 590,000	$ 614,615
Honeywell International, Inc.,			Shell International Finance
3.875%, 2/15/14(1)	$ 240,000	$ 242,435	BV, 4.00%, 3/21/14(1)	370,000	375,796
BEVERAGES — 0.1%					1,558,161
Coca-Cola Co. (The),			PHARMACEUTICALS — 0.1%
3.625%, 3/15/14(1)	240,000	245,236	Roche Holdings, Inc.,
CAPITAL MARKETS — 0.1%			6.00%, 3/1/19(1)(3)	210,000	216,709
Goldman Sachs Group, Inc.			TOBACCO — 0.2%
(The), 7.50%, 2/15/19(1)	280,000	280,062	Altria Group, Inc.,
DIVERSIFIED FINANCIAL SERVICES — 0.1%			8.50%, 11/10/13(1)	380,000	412,680
BP Capital Markets plc,			TOTAL CORPORATE BONDS
3.125%, 3/10/12(1)	170,000	170,824	(Cost $4,848,726)		4,971,454
DIVERSIFIED TELECOMMUNICATION			Municipal Securities — 2.5%
SERVICES — 0.5%			California Educational
AT&T, Inc.,			Facilities Auth. Rev.,
6.70%, 11/15/13(1)	180,000	192,525	Series 2007 T1,
AT&T, Inc.,			(Stanford University),
5.10%, 9/15/14(1)	500,000	502,535	5.00%, 3/15/39(1)	2,000,000	2,069,640
Verizon Wireless Capital			California Infrastructure
LLC, 5.55%, 2/1/14(1)(3)	220,000	220,516	& Economic Development
		915,576	Bank Rev., Series 2003
			A, (Bay Area Toll Bridges
HOUSEHOLD DURABLES — 0.1%			Seismic Retrofit), 5.00%,
Pulte Homes, Inc.,			1/1/28, Prerefunded at
7.875%, 8/1/11(1)	200,000	193,000	100% of Par (Ambac)(1)(4)	800,000	885,184
MEDIA — 0.1%			Massachusetts Health
Time Warner Cable, Inc.,			& Educational Facilities
8.25%, 2/14/14(1)	120,000	125,616	Auth. Rev., Series 2002 K,
METALS & MINING — 0.2%			(Massachusetts Institute of
ArcelorMittal,			Technology), 5.50%, 7/1/32
6.125%, 6/1/18(1)	200,000	144,949	(GO of Institute)(1)	1,700,000	1,888,394
BHP Billiton Finance USA			TOTAL MUNICIPAL SECURITIES
Ltd., 6.50%, 4/1/19	150,000	152,359	(Cost $4,552,159)		4,843,218
		297,308	Commercial Paper(5) — 2.4%
MULTI-UTILITIES — 0.2%			Citibank Credit Card
Pacific Gas & Electric Co.,			Issuance Trust,
6.25%, 12/1/13(1)	180,000	192,771	0.45%, 4/1/09(3)
PG&E Corp.,			(Cost $4,600,000)	4,600,000	4,599,908
5.75%, 4/1/14(1)	120,000	121,076	U.S. Government Agency
		313,847	Mortgage-Backed Securities(6) — 0.9%
OIL, GAS & CONSUMABLE FUELS — 0.8%			FHLMC, 5.50%, 4/1/38(1)
Anadarko Petroleum Corp.,			(Cost $1,735,109)	1,718,589	1,785,440
8.70%, 3/15/19(1)	320,000	320,893
Chevron Corp.,
3.95%, 3/3/14	240,000	246,857

11

Inflation Protection Bond

	Principal			Principal
	Amount	Value		Amount/
Commercial Mortgage-Backed				Shares	Value
Securities(6) — 0.3%			Asset-Backed Securities(6) — 0.2%
Credit Suisse Mortgage			Public Service New
Capital Certificates,			Hampshire Funding LLC,
Series 2007 TF2A, Class A1,			Series 2001-1, Class A3
VRN, 0.74%, 4/15/09,			SEQ, 6.48%, 5/1/15(1)
resets monthly off the			(Cost $345,258)	$ 333,213	$ 359,240
1-month LIBOR plus 0.18%
with no caps(1)(3)	$ 500,000	$ 384,474	Temporary Cash Investments(7)
Lehman Brothers Floating			JPMorgan U.S. Treasury
Rate Commercial Mortgage			Plus Money Market Fund
Trust, Series 2007 LLFA,			Agency Shares(1)
Class A1, VRN, 0.86%,			(Cost $87,919)	87,919	87,919
4/15/09, resets monthly			TOTAL INVESTMENT
off the 1-month LIBOR plus			SECURITIES — 98.6%
0.30% with no caps(1)(3)	391,443	288,001	(Cost $186,550,165)		190,315,531
TOTAL COMMERCIAL			OTHER ASSETS
MORTGAGE-BACKED SECURITIES			AND LIABILITIES — 1.4%		2,658,946
(Cost $891,443)		672,475	TOTAL NET ASSETS — 100.0%		$192,974,477

Futures Contracts
Underlying Face
Contracts Sold	Expiration Date	Amount at Value	Unrealized Gain (Loss)
25 U.S. Long Bond	June 2009	$ 3,242,578	$ (117,976)

Swap Agreements
Notional	Expiration	Unrealized
Amount	Description of Agreement	Date	Gain (Loss)
CREDIT DEFAULT — SELL PROTECTION
$ 960,000	Receive an up-front premium of $187,501 and receive quarterly a fixed rate	December 2013	$ (87,159)
equal to 5.00% multiplied by the notional amount and pay Barclays Bank plc upon each default event of one of the issues of CDX North America High Yield
11 Index, par value of the proportional notional amount. Market value at period end was $274,660.*
TOTAL RETURN
800,000	Pay a fixed rate equal to 1.13% and receive the return of the U.S. CPI Urban	January 2012	(42,115)
Consumers NSA Index upon the termination date with Barclays Bank plc.
6,800,000	Pay a fixed rate equal to 1.08% and receive the return of the U.S. CPI Urban	November 2013	(239,106)
Consumers NSA Index upon the termination date with UBS AG.
1,000,000	Pay a fixed rate equal to 1.31% and receive the return of the U.S. CPI Urban	April 2017	(48,523)
Consumers NSA Index upon the termination date with Barclays Bank plc.
5,000,000	Pay a fixed rate equal to 1.31% and receive the return of the U.S. CPI Urban	April 2018	(279,828)
Consumers NSA Index upon the termination date with Barclays Bank plc.
1,900,000	Pay a fixed rate equal to 1.77% and receive the return of the U.S. CPI Urban	December 2027	(113,089)
Consumers NSA Index upon the termination date with Barclays Bank plc.
$(809,820)

*	The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.
The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.
12

Inflation Protection Bond

Notes to Schedule of Investments
Ambac = Ambac Assurance Corporation
CDX = Credit Derivative Indexes
CPI = Consumer Price Index
Equivalent = Security whose principal payments are backed by the full faith and credit of the United States.
FHLMC = Federal Home Loan Mortgage Corporation
GO = General Obligation
LIBOR = London Interbank Offered Rate
NSA = Not Seasonally Adjusted
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SEQ = Sequential Payer
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Security, or portion thereof, has been segregated for futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $4,926,000.
(2)	The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(3)	Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $5,709,608, which represented 3.0% of total net assets.
(4)	Escrowed to maturity in U.S. government securities or state and local government securities.
(5)	The rate indicated is the yield to maturity at purchase.
(6)	Final maturity indicated, unless otherwise noted.
(7)	Category is less than 0.05% of total net assets.

Industry classifications are unaudited.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2009
Assets
Investment securities, at value (cost of $186,550,165)	$190,315,531
Cash	269
Receivable for capital shares sold	2,934,672
Interest receivable	1,183,740
194,434,212

Liabilities
Payable for capital shares redeemed	297,781
Payable for investments purchased	6,822
Payable for variation margin on futures contracts	18,750
Premiums received for swap agreements	187,501
Unrealized depreciation on swap agreements	809,820
Accrued management fees	87,552
Distribution fees payable	21,893
Service fees (and distribution fees — A Class and R Class) payable	29,616
1,459,735

Net Assets	$192,974,477

See Notes to Financial Statements.

14

MARCH 31, 2009
Net Assets Consist of:
Capital paid in	$194,566,888
Accumulated net investment loss	(439,947)
Accumulated net realized loss on investment transactions	(3,990,034)
Net unrealized appreciation on investments	2,837,570
$192,974,477

Investor Class
Net assets	$39,100,631
Shares outstanding	3,964,243
Net asset value per share	$9.86

Institutional Class
Net assets	$2,512,093
Shares outstanding	253,621
Net asset value per share	$9.90

A Class
Net assets	$112,039,451
Shares outstanding	11,422,388
Net asset value per share	$9.81
Maximum offering price (net asset value divided by 0.955)	$10.27

B Class
Net assets	$4,730,603
Shares outstanding	485,345
Net asset value per share	$9.75

C Class
Net assets	$33,529,566
Shares outstanding	3,439,084
Net asset value per share	$9.75

R Class
Net assets	$1,062,133
Shares outstanding	105,870
Net asset value per share	$10.03

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2009
Investment Income (Loss)
Income:
Interest	$ 2,349,453

Expenses:
Management fees	877,647
Distribution fees:
B Class	28,071
C Class	186,502
Service fees:
B Class	9,357
C Class	62,167
Distribution and service fees:
A Class	225,821
R Class	2,279
Trustees’ fees and expenses	6,035
Other expenses	1,028
1,398,907

Net investment income (loss)	950,546

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(3,264,048)
Futures and swaps transactions	(389,196)
(3,653,244)

Change in net unrealized appreciation (depreciation) on:
Investments	(37,282)
Futures and swaps	(973,455)
(1,010,737)

Net realized and unrealized gain (loss)	(4,663,981)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,713,435)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2009 AND MARCH 31, 2008
Increase (Decrease) in Net Assets:	2009	2008
Operations
Net investment income (loss)	$ 950,546	$ 1,896,753
Net realized gain (loss)	(3,653,244)	310,188
Change in net unrealized appreciation (depreciation)	(1,010,737)	3,801,991
Net increase (decrease) in net assets resulting from operations	(3,713,435)	6,008,932

Distributions to Shareholders
From net investment income:
Investor Class	(907,844)	(376,585)
Institutional Class	(20,148)	(5,386)
A Class	(2,603,324)	(891,234)
B Class	(95,117)	(48,556)
C Class	(637,552)	(316,517)
R Class	(11,720)	(6,635)
From net realized gains:
Investor Class	(24,464)	—
Institutional Class	(543)	—
A Class	(70,153)	—
B Class	(2,563)	—
C Class	(17,181)	—
R Class	(316)	—
From return of capital:
Investor Class	(280,115)	—
Institutional Class	(6,217)	—
A Class	(803,252)	—
B Class	(29,348)	—
C Class	(196,716)	—
R Class	(3,616)	—
Decrease in net assets from distributions	(5,710,189)	(1,644,913)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	83,469,343	93,585,715

Net increase (decrease) in net assets	74,045,719	97,949,734

Net Assets
Beginning of period	118,928,758	20,979,024
End of period	$192,974,477	$118,928,758

Accumulated undistributed net investment income (loss)	$(439,947)	$288,478

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Inflation Protection Bond Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified under the 1940 Act. The fund’s investment objective is to seek total return and protection against U.S. inflation. The fund invests primarily in inflation-linked debt securities. These securities include inflation-linked securities issued by the U.S. Treasury, by U.S. government agencies and instrumentalities, and by entities other than the U.S. Treasury or U.S. government agencies and instrumentalities. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, and the R Class. The A Class may incur an initial sales charge. The A Class, B Class, and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Investments in open-end management investment companies are valued at the reported net asset value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income— Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

18

Futures Contracts — The fund may enter into futures contracts in order to manage the fund’s exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

Swap Agreements — The fund may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer. The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The fund may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/ or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

Foreign Currency Transactions — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

19

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2625% to 0.3800% and the rates for the Complex Fee (except for Institutional Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for the fund for the year ended March 31, 2009 was 0.58% for all classes except Institutional Class, which was 0.38%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class and the R Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25% for the A Class and 0.50% for the R Class. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

20

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2009, were $128,516,165 and $53,943,425, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2009		Year ended March 31, 2008
	Shares	Amount	Shares	Amount
Investor Class
Sold	4,390,083	$ 43,435,276	2,262,755	$22,684,296
Issued in reinvestment of distributions	81,899	814,836	9,000	92,112
Redeemed	(2,604,420)	(25,061,814)	(237,385)	(2,422,401)
	1,867,562	19,188,298	2,034,370	20,354,007
Institutional Class
Sold	269,384	2,566,345	46,449	478,321
Issued in reinvestment of distributions	2,695	26,908	539	5,386
Redeemed	(62,210)	(604,451)	(7,760)	(81,946)
	209,869	1,988,802	39,228	401,761
A Class
Sold	9,095,653	88,913,570	6,138,544	62,548,402
Issued in reinvestment of distributions	328,908	3,261,792	84,307	828,630
Redeemed	(4,940,405)	(46,776,740)	(587,143)	(5,721,573)
	4,484,156	45,398,622	5,635,708	57,655,459
B Class
Sold	269,661	2,653,779	164,154	1,670,920
Issued in reinvestment of distributions	7,978	78,937	3,435	32,780
Redeemed	(63,806)	(603,080)	(15,257)	(146,908)
	213,833	2,129,636	152,332	1,556,792
C Class
Sold	2,446,142	23,830,891	1,482,312	15,107,504
Issued in reinvestment of distributions	46,698	462,067	15,171	145,969
Redeemed	(1,068,805)	(10,312,170)	(186,762)	(1,793,393)
	1,424,035	13,980,788	1,310,721	13,460,080
R Class
Sold	112,778	1,133,029	19,429	199,126
Issued in reinvestment of distributions	1,541	15,652	678	6,635
Redeemed	(36,489)	(365,484)	(4,722)	(48,145)
	77,830	783,197	15,385	157,616
Net increase (decrease)	8,277,285	$ 83,469,343	9,187,744	$93,585,715

21

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices based on an active market;

• Level 2 valuation inputs consist of significant direct or indirect observable market data; or

• Level 3 valuation inputs consist of significant unobservable inputs such as a fund’s own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of March 31, 2009:

		Unrealized Gain (Loss) on
Valuation Inputs	Value of Investment Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$ 87,919	$(117,976)
Level 2 — Other Significant Observable Inputs	190,227,612	(809,820)
Level 3 — Significant Unobservable Inputs	—	—
	$190,315,531	$(927,796)
*Includes futures contracts and swap agreements.

6. Bank Line of Credit

The fund, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the fund to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended March 31, 2009.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended March 31, 2009, the fund did not utilize the program.

22

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 were as follows:

	2009	2008
Distributions Paid From
Ordinary income	$4,275,705	$1,644,913
Long-term capital gains	$115,220	—
Return of capital	$1,319,264	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2009, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments	$188,756,553
Gross tax appreciation of investments	$2,417,054
Gross tax depreciation of investments	(858,076)
Net tax appreciation (depreciation) of investments	$1,558,978
Net tax appreciation (depreciation) on derivatives	$ (811,435)
Net tax appreciation (depreciation)	$ 747,543
Accumulated capital losses	$(51,665)
Capital loss deferral	$(2,288,289)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and straddle positions, deflationary adjustments, and the realization for tax purposes of unrealized gains on certain futures contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2017.

The capital loss deferral represents net capital losses incurred in the five-month period ended March 31, 2009. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

23

9. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

10. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $115,220, or up to the maximum amount allowable, of long-term capital gain distributions for the fiscal year ended March 31, 2009.

The fund hereby designates $82,541 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

24

Financial Highlights
Inflation Protection Bond

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.48	$9.57	$9.47	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.07(2)	0.49(2)	0.33(2)	0.33
Net Realized and Unrealized Gain (Loss)	(0.29)	0.88	0.08	(0.53)
Total From Investment Operations	(0.22)	1.37	0.41	(0.20)
Distributions
From Net Investment Income	(0.30)	(0.46)	(0.31)	(0.33)
From Net Realized Gains	(0.01)	—	—	—
From Return of Capital	(0.09)	—	—(3)	—
Total Distributions	(0.40)	(0.46)	(0.31)	(0.33)
Net Asset Value, End of Period	$9.86	$10.48	$9.57	$9.47

Total Return(4)	(2.13)%	14.87%	4.46%	(2.09)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.59%	0.59%	0.59%	0.59%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.97%	4.95%	3.26%	3.97%(5)
Portfolio Turnover Rate	37%	31%	52%	51%
Net Assets, End of Period (in thousands)	$39,101	$21,968	$596	$375

(1)	May 31, 2005 (fund inception) through March 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
See Notes to Financial Statements.

25

Inflation Protection Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.51	$9.57	$9.47	$10.00
Income From Investment Operations
Net Investment Income (Loss)	(0.20)(2)	0.49(2)	0.35(2)	0.34
Net Realized and Unrealized Gain (Loss)	—(3)	0.93	0.11	(0.53)
Total From Investment Operations	(0.20)	1.42	0.46	(0.19)
Distributions
From Net Investment Income	(0.31)	(0.48)	(0.36)	(0.34)
From Net Realized Gains	(0.01)	—	—	—
From Return of Capital	(0.09)	—	—	—
Total Distributions	(0.41)	(0.48)	(0.36)	(0.34)
Net Asset Value, End of Period	$9.90	$10.51	$9.57	$9.47

Total Return(4)	(1.93)%	15.43%	4.81%	(1.97)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.39%	0.39%	0.39%	0.39%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.17%	5.15%	3.46%	4.17%(5)
Portfolio Turnover Rate	37%	31%	52%	51%
Net Assets, End of Period (in thousands)	$2,512	$460	$43	$38

(1)	May 31, 2005 (fund inception) through March 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
See Notes to Financial Statements.

26

Inflation Protection Bond

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.43	$9.52	$9.45	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.08(2)	0.46(2)	0.28(2)	0.33
Net Realized and Unrealized Gain (Loss)	(0.31)	0.89	0.11	(0.55)
Total From Investment Operations	(0.23)	1.35	0.39	(0.22)
Distributions
From Net Investment Income	(0.29)	(0.44)	(0.30)	(0.33)
From Net Realized Gains	(0.01)	—	—	—
From Return of Capital	(0.09)	—	(0.02)	—
Total Distributions	(0.39)	(0.44)	(0.32)	(0.33)
Net Asset Value, End of Period	$9.81	$10.43	$9.52	$9.45

Total Return(3)	(2.27)%	14.66%	4.25%	(2.35)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.84%	0.84%	0.84%	0.84%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.72%	4.70%	3.01%	3.72%(4)
Portfolio Turnover Rate	37%	31%	52%	51%
Net Assets, End of Period (in thousands)	$112,039	$72,397	$12,402	$8,164

(1)	May 31, 2005 (fund inception) through March 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
See Notes to Financial Statements.

27

Inflation Protection Bond

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.41	$9.50	$9.45	$10.00
Income From Investment Operations
Net Investment Income (Loss)	(0.04)(2)	0.41(2)	0.21(2)	0.27
Net Realized and Unrealized Gain (Loss)	(0.27)	0.86	0.11	(0.55)
Total From Investment Operations	(0.31)	1.27	0.32	(0.28)
Distributions
From Net Investment Income	(0.26)	(0.36)	(0.23)	(0.27)
From Net Realized Gains	(0.01)	—	—	—
From Return of Capital	(0.08)	—	(0.04)	—
Total Distributions	(0.35)	(0.36)	(0.27)	(0.27)
Net Asset Value, End of Period	$9.75	$10.41	$9.50	$9.45

Total Return(3)	(3.04)%	13.86%	3.41%	(2.87)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.59%	1.59%	1.59%	1.59%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.03)%	3.95%	2.26%	2.97%(4)
Portfolio Turnover Rate	37%	31%	52%	51%
Net Assets, End of Period (in thousands)	$4,731	$2,826	$1,132	$830

(1)	May 31, 2005 (fund inception) through March 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
See Notes to Financial Statements.

28

Inflation Protection Bond

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.41	$9.49	$9.44	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.02(2)	0.41(2)	0.21(2)	0.27
Net Realized and Unrealized Gain (Loss)	(0.33)	0.87	0.12	(0.56)
Total From Investment Operations	(0.31)	1.28	0.33	(0.29)
Distributions
From Net Investment Income	(0.26)	(0.36)	(0.23)	(0.27)
From Net Realized Gains	(0.01)	—	—	—
From Return of Capital	(0.08)	—	(0.05)	—
Total Distributions	(0.35)	(0.36)	(0.28)	(0.27)
Net Asset Value, End of Period	$9.75	$10.41	$9.49	$9.44

Total Return(3)	(3.04)%	13.98%	3.54%	(2.95)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.59%	1.59%	1.59%	1.59%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.03)%	3.95%	2.26%	2.97%(4)
Portfolio Turnover Rate	37%	31%	52%	51%
Net Assets, End of Period (in thousands)	$33,530	$20,978	$6,682	$5,215

(1)	May 31, 2005 (fund inception) through March 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
See Notes to Financial Statements.

29

Inflation Protection Bond

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.68	$9.74	$9.46	$10.00
Income From Investment Operations
Net Investment Income (Loss)	(0.01)(2)	0.46(2)	0.15(2)	0.30
Net Realized and Unrealized Gain (Loss)	(0.26)	0.90	0.23	(0.54)
Total From Investment Operations	(0.27)	1.36	0.38	(0.24)
Distributions
From Net Investment Income	(0.28)	(0.42)	(0.10)	(0.30)
From Net Realized Gains	(0.01)	—	—	—
From Return of Capital	(0.09)	—	—	—
Total Distributions	(0.38)	(0.42)	(0.10)	(0.30)
Net Asset Value, End of Period	$10.03	$10.68	$9.74	$9.46

Total Return(3)	(2.62)%	14.47%	4.03%	(2.48)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.09%	1.09%	1.09%	1.09%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.47%	4.45%	2.76%	3.47%(4)
Portfolio Turnover Rate	37%	31%	52%	51%
Net Assets, End of Period (in thousands)	$1,062	$299	$123	$26

(1)	May 31, 2005 (fund inception) through March 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
See Notes to Financial Statements.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Inflation Protection Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Inflation Protection Bond Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2009

31

Management

The individuals listed below serve as trustees or officers of the fund. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are “interested” primarily by virtue of their engagement as directors and/ or officers of, or ownership interest in, American Century Companies, Inc (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM or the advisor); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are inde pendent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct indirect, subsidiaries, including ACIM, ACIS and ACS. The trustees serve in this capacity for eight registered investment companies in the American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed re-appointed on an annual basis.

Interested Trustee

Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Trustee and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Trustee: 104
Other Directorships Held by Trustee: None

Independent Trustees

John Freidenrich, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1937
Position(s) Held with Fund: Trustee (since 2005)
Principal Occupation(s) During Past 5 Years: Member and Manager, Regis Management
Company, LLC (money management firm) (April 2004 to present); Partner and
Founder, Bay Partners (venture capital firm) (1976 to 2006)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: None

32

Ronald J. Gilson, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Fund: Trustee (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Charles J. Meyers Professor of Law and Business,
Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and
Business, Columbia University School of Law (1992 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: None

Frederick L.A. Grauer, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Fund: Trustee (since 2008)
Principal Occupation(s) During Past 5 Years: Senior Advisor, Barclays Global Investors
(asset manager) (2003 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: None

Peter F. Pervere, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Fund: Trustee (since 2007)
Principal Occupation(s) During Past 5 Years: Retired, formerly Vice President and Chief
Financial Officer, Commerce One, Inc. (software and services provider)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: Intraware, Inc.

Myron S. Scholes, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1941
Position(s) Held with Fund: Trustee (since 1980)
Principal Occupation(s) During Past 5 Years: Chairman, Platinum Grove Asset Management,
L.P. (asset manager) (1999 to present); Frank E. Buck Professor of Finance-Emeritus,
Stanford Graduate School of Business (1996 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: Dimensional Fund Advisors (investment advisor)

John B. Shoven, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Fund: Trustee (since 2002)
Principal Occupation(s) During Past 5 Years: Professor of Economics, Stanford University
(1973 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: Cadence Design Systems; E×ponent

Jeanne D. Wohlers, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1945
Position(s) Held with Fund: Trustee (since 1984)
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: None

33

Officers

Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and
ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August
2006); and Treasurer and Chief Financial Officer, various American Century
Investments funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present);
Controller, various American Century Investments funds (1997 to September 2006)

Jon Zindel, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1967
Position(s) Held with Fund: Tax Officer (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Financial Officer and Chief Accounting
Officer, ACC (March 2007 to present); Vice President, ACC (October 2001 to present); Vice President, certain ACC subsidiaries (October 2001 to August 2006);
Vice President, Corporate Tax, ACS (April 1998 to August 2006). Also serves as:
Chief Financial Officer, Chief Accounting Officer and Senior Vice President, ACIM,
ACGIM, ACS and other ACC subsidiaries; and Chief Accounting Officer and Senior
Vice President, ACIS

The SAI has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Citigroup Agency Index is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The Citigroup Credit Index includes US and non-US corporate securities and non-US sovereign and provincial securities.

The Citigroup Mortgage Index measures the mortgage component of the US BIG Bond Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

The Citigroup Treasury Index is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The Citigroup US Broad Investment-Grade (BIG) Bond Index is a market-capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The Citigroup US High-Yield Market Index captures the performance of below-investment-grade debt issued by corporations domiciled in the United States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The Citigroup US Inflation-Linked Securities Index (ILSI)SM measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

36

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Investment Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri
This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0905
CL-ANN-65305N

Annual Report
March 31, 2009

American Century Investments

NT Diversified Bond Fund

President’s Letter

Dear Investor:

Thank you for investing with us during the financial reporting period ended March 31, 2009. We appreciate your trust in American Century Investments® during these challenging times.

As the calendar changed from 2008 to 2009, the financial markets continued to struggle to digest the subprime-initiated credit crisis. The ensuing global economic downturn and market turmoil affected everyone—from first-time individual investors to hundred-year-old financial institutions. During the period, risk aversion was a key theme, with performance generally favoring assets with lower risk levels and those that showed signs of stability. Effective risk management by portfolio managers delivered above-average returns, albeit still negative in many cases under these challenging market conditions.

Effective risk management requires a commitment to disciplined investment approaches that balance risk and reward, with the goal of setting and maintaining risk levels that are appropriate for portfolio objectives. At American Century Investments, we’ve stayed true to the principles that have guided us for over 50 years, including our commitments to delivering superior investment performance and helping investors reach their financial goals. Risk management is part of that commitment—we offer portfolios that can help diversify and stabilize investment returns.

As discussed by the investment team leaders in this report, 2009 is likely to be another challenging year, but I’m certain that we have the investment professionals and processes in place to provide competitive and compelling long-term results for you. Thank you for your continued confidence in us.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective	2
U.S. Fixed-Income Total Returns	2

NT Diversified Bond

Performance	3
Portfolio Commentary	4
Portfolio at a Glance	6
Yields	6
Types of Investments in Portfolio	6
Portfolio Composition by Credit Rating	6

Shareholder Fee Example	7

Financial Statements

Schedule of Investments	9
Statement of Assets and Liabilities	21
Statement of Operations	22
Statement of Changes in Net Assets	23
Notes to Financial Statements	24
Financial Highlights	30
Report of Independent Registered Public Accounting Firm	31

Other Information

Management	32
Additional Information	35
Index Definitions	36

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Unprecedented Events

The spiraling subprime credit crisis took an incredible toll on U.S. financial institutions, the economy, and financial markets in the 12 months ended March 31, 2009. By period-end, the resulting recession had spread globally, unemployment in the U.S. reached 8.5%, and many measures of consumer strength were at record lows. On the inflation front, the government’s Consumer Price Index fell by 0.4% for the year ended in March. That was the first 12-month decline since August 1955.

In that environment, the Federal Reserve (the Fed) took dramatic steps, effectively cutting its short-term rate target to 0%, intervening in the mortgage, commercial, and consumer debt markets, while Congress passed a massive economic stimulus package and the $700 billion Troubled Asset Relief Program (TARP).

High-Quality Outperformed Low-Quality

In the fixed-income markets, risk aversion, deleveraging, and worries about the economy and deflation sent Treasury bonds to big gains, while credit-sensitive securities endured historic underperformance (see accompanying table). High-quality, higher-yielding government-backed securities such as government agency and mortgage-backed securities (MBS) also did well. Inflation-linked securities had negative returns overall, though they performed much better late in the period because of worry that the government’s fiscal and monetary policies will prove inflationary down the road. The Fed’s rate cuts also had important implications for money market securities, whose yields and returns are closely tied to the level of short-term interest rates.

Rates Tumbled Amid Volatility

Dramatic Fed rate cuts, safe-haven buying, and competing inflation/deflation concerns meant bond yields were volatile, but finished the 12 months significantly lower. The yield on the two-year Treasury note, which is most sensitive to Fed rate policy, went from 1.59% to 0.80%. Yields on longer-term notes and bonds fell a similar amount, with the benchmark 10-year Treasury yield down from 3.41% to 2.67%, while 30-year bond yields went from 4.29% to 3.54%. In that environment, the shape of the yield curve (a graphic representation of Treasury yields at different maturities) shifted considerably, but ultimately ended the period little changed.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2009
Treasury Securities		Citigroup U.S. Bond Market Indices
3-Month Bill	1.13%	Mortgage (mortgage-backed)	8.26%
2-Year Note	4.67%	Treasury	7.50%
10-Year Note	10.52%	Agency	6.16%
30-Year Bond	18.08%	Broad Investment-Grade (multi-sector)	4.52%
		Inflation-Linked Securities	–2.05%
		Credit (investment-grade corporate)	–4.61%
		High-Yield Market (corporate)	–19.88%

2

Performance

NT Diversified Bond

Total Returns as of March 31, 2009
		Average Annual
		Returns
		Since	Inception
	1 year	Inception	Date
Institutional Class	3.36%	6.78%	5/12/06
Citigroup US Broad Investment-Grade Bond Index	4.52%	7.03%	—

One-Year Returns Over Life of Class
Periods ended March 31
	2007*	2008	2009
Institutional Class	6.96%	9.32%	3.36%
Citigroup US Broad Investment-Grade
Bond Index	7.37%	8.41%	4.52%
*From 5/12/06, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	0.42%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Data assumes chart reinvestment of dividends and capital gains, and none of the the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of  fund shares.  Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Portfolio Commentary
NT Diversified Bond

Portfolio Managers: Dave MacEwen, Bob Gahagan, Jeff Houston, Brian Howell, Hando Aguilar, John Walsh, Dan Shiffman, and Jim Platz

Performance Summary

NT Diversified Bond returned 3.36% for the 12 months ended March 31, 2009. By comparison, the Citigroup US Broad Investment-Grade (BIG) Bond Index returned 4.52%. See page 3 for additional performance comparisons. Portfolio returns reflect operating expenses, while Citigroup index returns do not.

The portfolio’s performance reflected the widely divergent returns across the broad sectors of the taxable bond market—Treasury and government-backed bonds performed well, while credit-sensitive issues had negative returns (see page 2). Against that backdrop, NT Diversified Bond trailed its benchmark as a result of some of our sector allocation decisions.

However, the portfolio’s results compared favorably with a number of the industry’s biggest and highest-profile names, which suffered from exposure to Lehman Brothers and other financial sector debt issuers. Our underweight position and security selection within the corporate sector was a key source of strength when compared with competing funds.

Key Detractor: Underweight Treasuries

Our sector allocation decisions drove NT Diversified Bond’s relative results. A key reason the portfolio lagged its benchmark was its underweight position in Treasury bonds. We viewed Treasuries as the least attractive segment of the market given record low yields at a time of massive government borrowing, as well as policies that are likely to prove inflationary down the road. Unfortunately, safe-haven buying made Treasuries one of the best-performing segments of the market in the 12 months.

In addition, within our Treasury allocation we held inflation-protected securities (TIPS), which trailed plain-vanilla Treasury bonds. We added these securities when the yield difference between nominal and inflation-adjusted 10-year Treasuries was so narrow as to suggest inflation would run at less than 1% a year for the life of the bonds, a level we thought was too low and provided a long-term value opportunity.

And while it helped to have an overweight position in mortgage-backed securities (MBS), some of our mortgage exposure was in collateralized mortgage obligations (CMOs) and commercial MBS (CMBS), which we favored for their relatively stable cash flows during a period of sharp interest rate volatility. Nevertheless, the CMBS and non-government CMOs we owned underperformed for the period, making these positions notable detractors.

4

NT Diversified Bond

Key Contributor: Underweight Corporates

A key source of strength was an underweight position in the hard-hit corporate sector, which had negative absolute returns for the year. In addition, within our corporate allocation, we were underweight bonds tied to finance and the consumer in favor of more defensive issues in the utility, telecom, cable, and health care segments.

We made a number of other notable sector trades in the 12 months, building positions in high-quality segments of the market that we believed were significantly oversold as a result of the dislocations in the market. For example, we added pre-refunded municipal bonds (refinanced municipal bonds backed by Treasury bonds) and high-quality government-backed securities (“government agency equivalents,” issued by financial institutions and guaranteed by the Federal Deposit Insurance Corporation, or FDIC) that offer yields above Treasury securities.

We also helped performance by eliminating our long-running yield curve steepening trade near where the curve hit its steepest slope in November. The curve subsequently flattened significantly as long-term Treasuries rallied on worries about deflation.

Outlook

“Despite extraordinary intervention and stimulus provided by the government and central bank, we expect the credit crisis will continue and overall economic conditions will remain weak for some time,“ said Portfolio Manager Bob Gahagan. “Nevertheless, we see opportunities in the municipal, securitized, and corporate sectors now that securities have been re-priced to match their risks. And in some cases, those risks have been overstated/mispriced. We believe we have added long-term value by starting to build positions in high-quality sectors such as investment-grade municipals, TIPS, CMBS, and investment-grade corporates, at attractive yields and prices.”

5

NT Diversified Bond

Portfolio at a Glance
	As of 3/31/09	As of 9/30/08
Average Duration (effective)	4.1 years	4.9 years
Weighted Average Life	5.3 years	6.3 years

Yields as of March 31, 2009
30-day SEC Yield
Institutional Class	3.79%

Types of Investments in Portfolio
	% of fund investments	% of fund investments
	as of 3/31/09	as of 9/30/08
U.S. Government Agency Mortgage-Backed Securities	30.6%	34.1%
Corporate Bonds	20.7%	14.3%
U.S. Treasury Securities	19.5%	15.1%
U.S. Government Agency Securities and Equivalents	7.9%	4.5%
Commercial Mortgage-Backed Securities	5.2%	4.8%
Municipal Securities	4.8%	4.6%
Collateralized Mortgage Obligations	3.6%	8.3%
Asset-Backed Securities	0.6%	1.0%
Sovereign Governments & Agencies	0.3%	0.1%
Temporary Cash Investments	3.3%	2.9%
Temporary Cash Investments — Securities Lending Collateral	3.5%	10.3%

Portfolio Composition by Credit Rating
	% of fund investments	% of fund investments
	as of 3/31/09	as of 9/30/08
AAA	78%	82%
AA	3%	3%
A	12%	8%
BBB	7%	7%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor’s format even if they were provided by other sources.

6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2008 to March 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

7

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	10/1/08	3/31/09	10/1/08 - 3/31/09	Expense Ratio*
Actual	$1,000	$1,044.70	$2.14	0.42%
Hypothetical	$1,000	$1,022.84	$2.12	0.42%

*Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments
NT Diversified Bond

MARCH 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
U.S. Government Agency Mortgage-			FNMA, 7.00%, 12/1/27(2)	$ 1,067	$ 1,152
Backed Securities(1) — 33.2%			FNMA, 6.50%, 1/1/28(2)	718	766
FHLMC, 6.50%, 12/1/12(2)	$ 580	$ 610	FNMA, 7.00%, 1/1/28(2)	677	731
FHLMC, 6.00%, 1/1/13(2)	10,056	10,563	FNMA, 7.50%, 4/1/28(2)	3,057	3,317
FHLMC, 7.00%, 11/1/13(2)	2,327	2,440	FNMA, 7.00%, 5/1/28(2)	9,359	10,111
FHLMC, 7.00%, 6/1/14(2)	4,505	4,737	FNMA, 7.00%, 6/1/28(2)	506	547
FHLMC, 6.50%, 6/1/16(2)	9,064	9,485	FNMA, 6.50%, 1/1/29(2)	2,271	2,422
FHLMC, 6.50%, 6/1/16(2)	15,019	15,782	FNMA, 6.50%, 4/1/29(2)	6,915	7,358
FHLMC, 5.00%, 4/1/19	5,687,186	5,924,582	FNMA, 7.00%, 7/1/29(2)	3,870	4,181
FHLMC, 7.00%, 9/1/27(2)	1,814	1,971	FNMA, 7.00%, 7/1/29(2)	4,533	4,899
FHLMC, 6.50%, 1/1/28(2)	3,073	3,272	FNMA, 7.50%, 7/1/29(2)	12,104	13,126
FHLMC, 7.00%, 2/1/28(2)	466	506	FNMA, 7.50%, 8/1/30(2)	8,809	9,541
FHLMC, 6.50%, 3/1/29(2)	18,112	19,287	FNMA, 7.50%, 9/1/30(2)	4,418	4,793
FHLMC, 6.50%, 6/1/29(2)	12,040	12,813	FNMA, 7.00%, 9/1/31(2)	27,531	29,676
FHLMC, 7.00%, 8/1/29(2)	1,844	2,003	FNMA, 6.50%, 1/1/32(2)	14,071	14,954
FHLMC, 7.50%, 8/1/29(2)	3,080	3,339	FNMA, 7.00%, 6/1/32(2)	129,591	139,608
FHLMC, 6.50%, 5/1/31(2)	316	336	FNMA, 6.50%, 8/1/32(2)	53,908	57,293
FHLMC, 6.50%, 5/1/31(2)	8,966	9,530	FNMA, 5.50%, 6/1/33(2)	334,805	349,008
FHLMC, 6.50%, 6/1/31(2)	210	223	FNMA, 5.50%, 7/1/33(2)	1,603,756	1,671,790
FHLMC, 6.50%, 6/1/31(2)	454	483	FNMA, 5.50%, 8/1/33(2)	274,017	285,641
FHLMC, 6.50%, 6/1/31(2)	1,082	1,150	FNMA, 5.50%, 9/1/33(2)	353,760	368,768
FHLMC, 6.50%, 6/1/31(2)	5,505	5,852	FNMA, 5.00%, 11/1/33(2)	2,652,114	2,745,974
FHLMC, 5.50%, 12/1/33(2)	228,189	237,827	FNMA, 5.50%, 1/1/34(2)	764,501	797,195
FHLMC, 5.50%, 1/1/38(2)	4,189,041	4,352,225	FNMA, 5.50%, 12/1/34(2)	2,037,639	2,121,532
FHLMC, 5.50%, 4/1/38(2)	3,666,323	3,808,939	FNMA, 4.50%, 1/1/35	985,030	1,012,936
FHLMC, 6.00%, 8/1/38(2)	683,359	715,280	FNMA, 5.00%, 8/1/35(2)	1,912,537	1,978,131
FHLMC, 6.50%, 7/1/47(2)	113,760	119,596	FNMA, 4.50%, 9/1/35(2)	1,899,023	1,943,920
FNMA, 6.00%, settlement			FNMA, 5.00%, 2/1/36(2)	10,791,824	11,161,950
date 4/14/09(3)	10,941,229	11,428,453	FNMA, 5.50%, 7/1/36(2)	1,131,230	1,175,683
FNMA, 6.50%, settlement			FNMA, 5.50%, 2/1/37(2)	501,759	521,476
date 4/14/09(3)	1,304,000	1,373,480	FNMA, 6.50%, 8/1/37(2)	1,726,780	1,815,077
FNMA, 6.00%, 5/1/13(2)	908	954	FNMA, 5.50%, 2/1/38(2)	3,310,909	3,440,314
FNMA, 6.00%, 5/1/13(2)	1,559	1,640	FNMA, 5.00%, 1/1/39	2,493,372	2,576,020
FNMA, 6.00%, 7/1/13(2)	4,547	4,783	FNMA, 4.50%, 2/1/39	6,937,328	7,099,870
FNMA, 6.00%, 12/1/13(2)	7,920	8,330	FNMA, 6.50%, 6/1/47(2)	66,296	69,644
FNMA, 6.00%, 1/1/14(2)	5,964	6,273	FNMA, 6.50%, 8/1/47(2)	177,786	186,764
FNMA, 6.00%, 2/1/14(2)	9,574	10,070	FNMA, 6.50%, 8/1/47(2)	236,639	248,589
FNMA, 6.00%, 4/1/14(2)	11,133	11,710	FNMA, 6.50%, 9/1/47(2)	28,935	30,396
FNMA, 5.50%, 12/1/16(2)	44,905	47,181	FNMA, 6.50%, 9/1/47(2)	204,541	214,870
FNMA, 5.50%, 12/1/16(2)	88,310	92,787	FNMA, 6.50%, 9/1/47(2)	240,949	253,116
FNMA, 6.50%, 1/1/26(2)	10,794	11,513	FNMA, 6.50%, 9/1/47(2)	281,442	295,654

9

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
FNMA, 6.50%, 9/1/47(2)	$ 417,545	$ 438,630	AIR FREIGHT & LOGISTICS — 0.1%
GNMA, 7.50%, 8/20/17(2)	4,471	4,713	United Parcel Service, Inc.,
GNMA, 7.00%, 11/15/22(2)	5,663	6,066	3.875%, 4/1/14	$ 290,000	$ 291,168
GNMA, 8.75%, 3/15/25(2)	5,672	6,130	AUTOMOBILES — 0.1%
GNMA, 7.00%, 4/20/26(2)	1,258	1,345	American Honda Finance
GNMA, 7.50%, 8/15/26(2)	2,403	2,589	Corp., 7.625%, 10/1/18(2)(5)	170,000	160,436
GNMA, 8.00%, 8/15/26(2)	1,277	1,387	Daimler Finance N.A. LLC,
GNMA, 7.50%, 4/15/27(2)	158	170	5.875%, 3/15/11(2)	150,000	143,669
GNMA, 7.50%, 5/15/27(2)	2,479	2,673	BEVERAGES — 1.1%
GNMA, 8.00%, 6/15/27(2)	2,269	2,466	Coca-Cola Co. (The),
GNMA, 7.50%, 11/15/27(2)	260	281	5.35%, 11/15/17(2)	320,000	342,656
GNMA, 7.00%, 2/15/28(2)	1,186	1,273	Coca-Cola Enterprises, Inc.,
GNMA, 7.50%, 2/15/28(2)	1,842	1,987	3.75%, 3/1/12(2)	250,000	255,304
GNMA, 6.50%, 3/15/28(2)	1,802	1,924	Coca-Cola Enterprises, Inc.,
GNMA, 7.00%, 4/15/28(2)	324	348	7.375%, 3/3/14(2)	580,000	659,768
GNMA, 6.50%, 5/15/28(2)	697	744	Diageo Capital plc,
GNMA, 6.50%, 5/15/28(2)	5,958	6,360	5.20%, 1/30/13(2)	280,000	284,801
GNMA, 7.00%, 12/15/28(2)	1,949	2,092	Diageo Capital plc,
GNMA, 8.00%, 12/15/29(2)	202	220	5.75%, 10/23/17(2)	250,000	255,450
GNMA, 7.00%, 5/15/31(2)	12,470	13,412	Dr Pepper Snapple Group,
GNMA, 4.50%, 8/15/33	5,375,621	5,515,153	Inc., 6.82%, 5/1/18(2)	190,000	179,738
GNMA, 5.00%, 4/20/36	2,632,176	2,733,249	PepsiAmericas, Inc.,
GNMA, 5.00%, 5/20/36(2)	3,566,509	3,703,460	4.375%, 2/15/14(2)	170,000	170,240
GNMA, 6.00%, 1/20/39	732,976	766,155	PepsiCo, Inc.,
TOTAL U.S. GOVERNMENT AGENCY			7.90%, 11/1/18(2)	220,000	270,970
MORTGAGE-BACKED SECURITIES			SABMiller plc,
(Cost $81,854,146)		84,141,625	6.20%, 7/1/11(2)(5)	360,000	363,250
					2,782,177
Corporate Bonds — 22.5%			BIOTECHNOLOGY — 0.3%
AEROSPACE & DEFENSE — 0.7%			Amgen, Inc.,
Honeywell International, Inc.,			5.85%, 6/1/17(2)	400,000	410,526
3.875%, 2/15/14(2)	170,000	171,725	Amgen, Inc.,
Honeywell International, Inc.,			6.40%, 2/1/39(2)	360,000	347,648
5.30%, 3/15/17(2)	160,000	163,226			758,174
Honeywell International, Inc.,			CAPITAL MARKETS — 1.5%
5.30%, 3/1/18(2)(4)	130,000	133,193	Bear Stearns Cos., Inc.
Lockheed Martin Corp.,			(The), 6.40%, 10/2/17(2)	630,000	614,528
6.15%, 9/1/36(2)	469,000	476,154	Credit Suisse (New York),
United Technologies Corp.,			5.00%, 5/15/13(2)	360,000	348,307
6.125%, 2/1/19(2)	410,000	442,525	Deutsche Bank AG
United Technologies Corp.,			(London), 4.875%,
6.05%, 6/1/36(2)	230,000	231,303	5/20/13(2)	270,000	265,174
United Technologies Corp.,			Goldman Sachs Group, Inc.
6.125%, 7/15/38(2)	220,000	224,425	(The), 5.125%, 1/15/15(2)	840,000	758,532
		1,842,551	Goldman Sachs Group, Inc.
			(The), 6.15%, 4/1/18(2)	340,000	311,289
			Goldman Sachs Group, Inc.
			(The), 7.50%, 2/15/19(2)	510,000	510,113

10

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
Merrill Lynch & Co., Inc.,			COMPUTERS & PERIPHERALS(6)
4.79%, 8/4/10(2)	$ 242,000	$ 220,092	Hewlett-Packard Co.,
Merrill Lynch & Co., Inc.,			6.125%, 3/1/14(2)	$ 60,000	$ 63,992
6.15%, 4/25/13(2)	475,000	399,762	CONSUMER FINANCE — 0.7%
Morgan Stanley,			American Express Centurion
6.00%, 4/28/15(2)	200,000	189,232	Bank, 4.375%, 7/30/09(2)	99,000	97,960
Morgan Stanley,			American Express Centurion
6.625%, 4/1/18(2)	210,000	200,701	Bank, 5.55%, 10/17/12(2)	400,000	356,389
		3,817,730	General Electric Capital
CHEMICALS — 0.2%			Corp., 6.125%, 2/22/11(2)(4)	127,000	128,472
Air Products & Chemicals,			General Electric Capital
Inc., 4.15%, 2/1/13(2)	190,000	188,897	Corp., 4.80%, 5/1/13(2)(4)	140,000	131,370
E.I. du Pont de Nemours &			General Electric Capital
Co., 5.00%, 1/15/13(2)(4)	150,000	156,405	Corp., 5.625%, 9/15/17(2)	250,000	219,612
Rohm & Haas Co.,			General Electric Capital
5.60%, 3/15/13(2)	130,000	121,855	Corp., 6.875%, 1/10/39(2)	290,000	237,439
		467,157	John Deere Capital Corp.,
COMMERCIAL BANKS — 0.6%			4.50%, 4/3/13(2)	130,000	127,691
PNC Bank N.A.,			John Deere Capital Corp.,
4.875%, 9/21/17(2)	128,000	109,555	4.90%, 9/9/13(2)	250,000	248,992
PNC Bank N.A.,			John Deere Capital Corp.,
6.00%, 12/7/17(2)	160,000	147,312	5.50%, 4/13/17(2)	220,000	208,943
PNC Funding Corp.,					1,756,868
5.125%, 12/14/10(2)	133,000	131,450	DIVERSIFIED FINANCIAL SERVICES — 1.4%
SunTrust Bank,			Bank of America Corp.,
7.25%, 3/15/18(2)	100,000	96,448	4.375%, 12/1/10(2)	194,000	183,251
Wachovia Bank N.A.,			Bank of America Corp.,
4.80%, 11/1/14(2)	339,000	282,314	4.90%, 5/1/13(2)(4)	350,000	314,794
Wachovia Bank N.A.,			Bank of America N.A.,
4.875%, 2/1/15(2)	218,000	179,493	5.30%, 3/15/17(2)	470,000	346,084
Wells Fargo & Co.,			Bank of America N.A.,
4.625%, 8/9/10(2)	193,000	190,646	6.00%, 10/15/36(2)	200,000	132,790
Wells Fargo & Co.,			BP Capital Markets plc,
4.375%, 1/31/13(2)(4)	190,000	177,303	5.25%, 11/7/13(2)	480,000	514,502
Wells Fargo Bank N.A.,			Citigroup, Inc.,
6.45%, 2/1/11(2)	190,000	186,267	5.50%, 4/11/13(2)(4)	750,000	659,731
		1,500,788	Citigroup, Inc.,
COMMERCIAL SERVICES & SUPPLIES — 0.2%			6.125%, 5/15/18(2)(4)	490,000	423,925
Pitney Bowes, Inc.,			JPMorgan Chase & Co.,
5.75%, 9/15/17(2)	130,000	129,952	6.00%, 1/15/18(2)	490,000	496,115
Waste Management, Inc.,			JPMorgan Chase Bank
7.375%, 3/11/19(2)	280,000	286,280	National Association,
		416,232	5.875%, 6/13/16(2)	250,000	234,255
COMMUNICATIONS EQUIPMENT — 0.1%			Pricoa Global Funding I,
Cisco Systems, Inc.,			5.40%, 10/18/12(2)(5)	240,000	203,736
4.95%, 2/15/19(2)	350,000	345,283			3,509,183

11

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
DIVERSIFIED TELECOMMUNICATION			ELECTRIC UTILITIES — 1.6%
SERVICES — 2.1%			Carolina Power & Light Co.,
AT&T Corp.,			5.15%, 4/1/15(2)	$ 185,000	$ 188,261
7.30%, 11/15/11(2)	$ 193,000	$ 207,524	Carolina Power & Light Co.,
AT&T, Inc., 6.25%, 3/15/11(2)	360,000	376,218	5.25%, 12/15/15(2)	90,000	92,249
AT&T, Inc., 6.70%,			Carolina Power & Light Co.,
11/15/13(2)(4)	770,000	823,578	5.30%, 1/15/19(2)	180,000	182,620
AT&T, Inc., 5.10%,			Cleveland Electric
9/15/14(2)(4)	100,000	100,507	Illuminating Co. (The),
AT&T, Inc., 6.80%,			5.70%, 4/1/17(2)	260,000	231,404
5/15/36(2)	195,000	185,027	Duke Energy Carolinas LLC,
AT&T, Inc., 6.55%,			7.00%, 11/15/18(2)	420,000	483,205
2/15/39(2)	510,000	464,730	Duke Energy Corp.,
BellSouth Corp.,			6.30%, 2/1/14(2)	360,000	369,092
6.875%, 10/15/31(2)	29,000	27,701	FirstEnergy Corp.,
Deutsche Telecom			6.45%, 11/15/11(2)	490,000	490,782
International Finance BV,			Florida Power & Light Co.,
6.75%, 8/20/18	190,000	191,186	5.96%, 4/1/39(2)	300,000	305,409
Deutsche Telekom			Florida Power Corp.,
International Finance BV,			4.50%, 6/1/10(2)	60,000	61,170
8.75%, 6/15/30(2)	160,000	171,576	Florida Power Corp., 5.65%,
Embarq Corp., 7.08%,			6/15/18(2)	180,000	188,016
6/1/16(2)(4)	82,000	73,900	Florida Power Corp., 6.35%,
Koninklijke KPN NV, 8.375%,			9/15/37(2)	130,000	135,584
10/1/30(2)	130,000	135,209	Pacificorp,
Qwest Corp., 7.875%,			6.00%, 1/15/39(2)	570,000	565,869
9/1/11(2)	60,000	59,400	Southern California Edison
Qwest Corp., 7.50%,			Co., 5.625%, 2/1/36(2)	179,000	170,498
10/1/14(2)	120,000	109,800	Toledo Edison Co. (The),
Telecom Italia Capital SA,			6.15%, 5/15/37(2)	80,000	56,593
4.00%, 1/15/10(2)	227,000	223,595	Virginia Electric & Power
Telefonica Emisiones SAU,			Co., 8.875%, 11/15/38(2)	430,000	528,085
5.98%, 6/20/11(2)	150,000	154,377			4,048,837
Telefonica Emisiones SAU,			ELECTRICAL EQUIPMENT — 0.1%
7.05%, 6/20/36(2)	220,000	227,111	Rockwell Automation, Inc.,
Verizon Communications,			6.25%, 12/1/37(2)	200,000	197,744
Inc., 5.55%, 2/15/16(2)	140,000	137,968	ENERGY EQUIPMENT & SERVICES — 0.1%
Verizon Communications,			Weatherford International
Inc., 5.50%, 2/15/18(2)	130,000	124,041	Ltd., 9.625%, 3/1/19(2)	190,000	196,959
Verizon Communications,			FOOD & STAPLES RETAILING — 1.1%
Inc., 8.75%, 11/1/18(2)(4)	670,000	768,032	CVS Caremark Corp.,
Verizon Communications,			6.60%, 3/15/19(2)	290,000	293,036
Inc., 6.25%, 4/1/37(2)	90,000	80,434	Delhaize Group,
Verizon Communications,			5.875%, 2/1/14(2)	360,000	360,415
Inc., 6.40%, 2/15/38(2)	190,000	173,058	Kroger Co. (The),
Verizon Wireless Capital			6.80%, 4/1/11(2)	280,000	296,014
LLC, 5.55%, 2/1/14(2)(5)	340,000	340,798	Kroger Co. (The),
Verizon Wireless Capital			5.00%, 4/15/13(2)	350,000	351,705
LLC, 8.50%, 11/15/18(2)(5)	220,000	251,786
		5,407,556

12

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
SYSCO Corp.,			McDonald’s Corp.,
4.20%, 2/12/13(2)	$ 260,000	$ 267,322	6.30%, 10/15/37(2)	$ 130,000	$ 133,759
Wal-Mart Stores, Inc.,			Yum! Brands, Inc.,
3.00%, 2/3/14(2)	520,000	518,957	8.875%, 4/15/11(2)	150,000	160,138
Wal-Mart Stores, Inc.,			Yum! Brands, Inc.,
5.875%, 4/5/27(2)	235,000	234,996	6.875%, 11/15/37(2)	125,000	104,039
Wal-Mart Stores, Inc.,					871,225
6.50%, 8/15/37(2)	200,000	208,907	HOUSEHOLD PRODUCTS — 0.2%
Wal-Mart Stores, Inc.,			Kimberly-Clark Corp.,
6.20%, 4/15/38(2)	140,000	142,178	6.125%, 8/1/17(2)	120,000	129,476
		2,673,530	Kimberly-Clark Corp.,
FOOD PRODUCTS — 0.9%			7.50%, 11/1/18(2)	140,000	165,845
Campbell Soup Co.,			Procter & Gamble Co. (The),
4.50%, 2/15/19(2)	180,000	179,911	4.60%, 1/15/14(2)	260,000	275,574
General Mills, Inc.,					570,895
5.65%, 9/10/12(2)	330,000	348,971	INDUSTRIAL CONGLOMERATES — 0.3%
General Mills, Inc.,			General Electric Co.,
5.25%, 8/15/13(2)	430,000	444,785	5.00%, 2/1/13(2)	652,000	652,861
General Mills, Inc.,			General Electric Co.,
5.65%, 2/15/19(2)	270,000	275,599	5.25%, 12/6/17(2)	130,000	120,511
Kellogg Co., 6.60%, 4/1/11(2)	120,000	128,459			773,372
Kellogg Co.,			INSURANCE — 0.5%
5.125%, 12/3/12(2)(4)	200,000	211,577	Berkshire Hathaway Finance
Kraft Foods, Inc.,			Corp., 5.00%, 8/15/13(2)(4)	180,000	185,356
6.00%, 2/11/13(2)	200,000	210,952	Lincoln National Corp.,
Kraft Foods, Inc.,			6.30%, 10/9/37(2)	250,000	107,448
6.75%, 2/19/14(2)	300,000	324,813	MetLife Global Funding I,
Kraft Foods, Inc.,			5.125%, 4/10/13(2)(5)	490,000	448,066
6.125%, 2/1/18(2)	250,000	251,157	New York Life Global
		2,376,224	Funding, 4.65%, 5/9/13(2)(5)	360,000	351,013
HEALTH CARE EQUIPMENT & SUPPLIES — 0.4%			Prudential Financial, Inc.,
Baxter Finco BV,			5.40%, 6/13/35(2)	100,000	48,154
4.75%, 10/15/10(2)	179,000	184,859			1,140,037
Baxter International, Inc.,			IT SERVICES — 0.2%
4.00%, 3/1/14(2)	330,000	335,957	International Business
Baxter International, Inc.,			Machines Corp.,
5.90%, 9/1/16(2)	130,000	137,427	5.70%, 9/14/17(2)(4)	400,000	415,319
Baxter International, Inc.,			MACHINERY — 0.4%
5.375%, 6/1/18(2)	200,000	206,111	Caterpillar Financial
Baxter International, Inc.,			Services Corp.,
6.25%, 12/1/37(2)	130,000	134,681	4.85%, 12/7/12(2)	130,000	128,281
		999,035	Caterpillar Financial
HOTELS, RESTAURANTS & LEISURE — 0.3%			Services Corp.,
McDonald’s Corp.,			6.125%, 2/17/14(2)	500,000	486,265
5.35%, 3/1/18(2)	270,000	285,567	Caterpillar Financial
McDonald’s Corp.,			Services Corp.,
5.00%, 2/1/19(2)	180,000	187,722	5.45%, 4/15/18(2)	340,000	292,399
					906,945

13

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
MEDIA — 1.2%			MULTI-UTILITIES — 1.0%
Comcast Cable			CenterPoint Energy
Communications LLC,			Resources Corp.,
6.75%, 1/30/11(2)	$ 150,000	$ 155,281	6.125%, 11/1/17(2)	$ 130,000	$ 112,106
Comcast Corp.,			CenterPoint Energy
6.50%, 1/15/15(2)	180,000	179,225	Resources Corp.,
Comcast Corp., 5.90%,			6.25%, 2/1/37(2)	140,000	92,971
3/15/16(2)	330,000	319,268	Dominion Resources, Inc.,
Comcast Corp., 5.70%,			4.75%, 12/15/10(2)	96,000	96,728
5/15/18(2)	140,000	131,569	Dominion Resources, Inc.,
Comcast Corp.,			6.40%, 6/15/18(2)	150,000	149,899
6.40%, 5/15/38(2)	140,000	122,718	Georgia Power Co.,
Pearson Dollar Finance Two			6.00%, 11/1/13(2)	270,000	293,057
plc, 6.25%, 5/6/18(2)(4)(5)	210,000	182,778	NSTAR Electric Co.,
Rogers Cable, Inc.,			5.625%, 11/15/17(2)	430,000	452,970
6.25%, 6/15/13(2)	340,000	342,550	Pacific Gas & Electric Co.,
Time Warner Cable, Inc.,			4.20%, 3/1/11(2)	310,000	314,952
5.40%, 7/2/12(2)	400,000	386,785	Pacific Gas & Electric Co.,
Time Warner Cable, Inc.,			8.25%, 10/15/18(2)	130,000	153,509
6.75%, 7/1/18(2)	260,000	244,521	Pacific Gas & Electric Co.,
Time Warner Cable, Inc.,			5.80%, 3/1/37(2)	100,000	95,583
8.75%, 2/14/19(2)	420,000	446,798	Pacific Gas & Electric Co.,
Time Warner, Inc.,			6.35%, 2/15/38(2)	130,000	131,159
5.50%, 11/15/11(2)	250,000	246,824	Public Service Co. of
Time Warner, Inc.,			Colorado, 5.80%, 8/1/18(2)	180,000	189,820
7.625%, 4/15/31(2)	29,000	26,011	Sempra Energy,
Viacom, Inc.,			8.90%, 11/15/13(2)(4)	170,000	185,028
6.25%, 4/30/16(2)	220,000	193,444	Sempra Energy,
		2,977,772	9.80%, 2/15/19(2)	130,000	144,253
METALS & MINING — 0.3%					2,412,035
ArcelorMittal,			OIL, GAS & CONSUMABLE FUELS — 1.7%
6.125%, 6/1/18(2)	250,000	181,186	Anadarko Petroleum Corp.,
Barrick Gold Corp.,			5.95%, 9/15/16(2)	300,000	258,825
6.95%, 4/1/19	190,000	191,248	Anadarko Petroleum Corp.,
BHP Billiton Finance USA			8.70%, 3/15/19(2)	390,000	391,088
Ltd., 6.50%, 4/1/19(2)	190,000	192,989	Canadian Natural Resources
Rio Tinto Finance USA Ltd.,			Ltd., 5.70%, 5/15/17(2)	100,000	89,317
5.875%, 7/15/13(2)	150,000	134,685	ConocoPhillips,
Xstrata Finance Canada Ltd.,			6.50%, 2/1/39(2)	510,000	499,750
5.80%, 11/15/16(2)(4)(5)	80,000	51,486	Enbridge Energy Partners
		751,594	LP, 6.50%, 4/15/18(2)	270,000	237,059
MULTILINE RETAIL — 0.1%			Enterprise Products
Kohl’s Corp.,			Operating LP,
6.875%, 12/15/37(2)	130,000	98,215	4.95%, 6/1/10(2)	293,000	287,999
Macy’s Retail Holdings, Inc.,			Enterprise Products
5.35%, 3/15/12(2)	100,000	78,547	Operating LP,
		176,762	6.30%, 9/15/17(2)	340,000	314,084
			Marathon Oil Corp.,
			7.50%, 2/15/19(2)	350,000	353,474

14

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
Nexen, Inc.,			ROAD & RAIL — 0.4%
6.40%, 5/15/37(2)	$ 170,000	$ 121,057	Norfolk Southern Corp.,
Premcor Refining Group, Inc.			5.75%, 1/15/16(2)(5)	$ 250,000	$ 251,595
(The), 6.125%, 5/1/11(2)	279,000	282,174	Norfolk Southern Corp.,
Shell International Finance			5.75%, 4/1/18(2)	500,000	498,093
BV, 4.00%, 3/21/14(2)	670,000	680,496	Union Pacific Corp.,
Shell International Finance			5.75%, 11/15/17(2)	180,000	172,245
BV, 6.375%, 12/15/38(2)	220,000	232,872			921,933
TransCanada PipeLines Ltd.,			SOFTWARE — 0.6%
6.20%, 10/15/37(2)	60,000	51,043	Intuit, Inc.,
Williams Cos., Inc. (The),			5.75%, 3/15/17(2)	400,000	349,077
8.75%, 1/15/20(2)(5)	310,000	308,981	Oracle Corp.,
XTO Energy, Inc.,			5.00%, 1/15/11(2)	464,000	486,710
5.30%, 6/30/15(2)	138,000	131,833	Oracle Corp.,
XTO Energy, Inc.,			5.75%, 4/15/18(2)	770,000	805,569
6.10%, 4/1/36(2)	102,000	86,653			1,641,356
XTO Energy, Inc.,
6.375%, 6/15/38(2)	70,000	62,637	SPECIALTY RETAIL — 0.3%
		4,389,342	Home Depot, Inc. (The),
			5.40%, 3/1/16	400,000	360,096
PHARMACEUTICALS — 1.4%			Lowe’s Cos., Inc.,
Abbott Laboratories,			5.60%, 9/15/12(2)(4)	130,000	137,232
5.875%, 5/15/16(2)	179,000	192,263	Staples, Inc.,
Abbott Laboratories,			9.75%, 1/15/14(2)	280,000	293,511
5.60%, 11/30/17(2)	140,000	148,307			790,839
Abbott Laboratories,			WIRELESS TELECOMMUNICATION SERVICES — 0.3%
6.00%, 4/1/39(2)(4)	150,000	149,875	Rogers Communications,
AstraZeneca plc,			Inc., 6.80%, 8/15/18(2)	300,000	300,419
5.40%, 9/15/12(2)	550,000	586,586	Vodafone Group plc,
AstraZeneca plc,			5.00%, 12/16/13(2)	270,000	274,023
5.90%, 9/15/17(2)	190,000	201,555	Vodafone Group plc,
GlaxoSmithKline Capital,			5.625%, 2/27/17(2)(4)	200,000	198,568
Inc., 4.85%, 5/15/13(2)	290,000	302,109			773,010
GlaxoSmithKline Capital,
Inc., 6.375%, 5/15/38(2)	220,000	223,202	TOTAL CORPORATE BONDS
Novartis Capital Corp.,			(Cost $57,816,428)		56,917,144
4.125%, 2/10/14(2)	520,000	532,222	U.S. Treasury Securities — 21.1%
Pfizer, Inc.,			U.S. Treasury Bonds,
6.20%, 3/15/19(2)	720,000	769,324	10.625%, 8/15/15(2)	2,200,000	3,307,392
Roche Holdings, Inc.,			U.S. Treasury Bonds,
6.00%, 3/1/19(2)(5)	250,000	257,987	4.75%, 2/15/37(2)	800,000	961,501
Wyeth, 5.95%, 4/1/37(2)	170,000	160,833	U.S. Treasury Inflation
		3,524,263	Indexed Bonds,
REAL ESTATE INVESTMENT TRUSTS (REITs)(6)			2.50%, 1/15/29(2)	1,543,985	1,678,119
ProLogis, 5.625%,			U.S. Treasury Inflation
11/15/16(2)	250,000	125,152	Indexed Notes,
			3.00%, 7/15/12(2)	2,642,220	2,818,091

15

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
U.S. Treasury Inflation
Indexed Notes,			Commercial Mortgage-Backed
1.375%, 7/15/18(2)	$ 1,077,065	$ 1,071,680	Securities(1) — 5.6%
U.S. Treasury Notes,			Banc of America
0.875%, 12/31/10(2)(4)	28,000,000	28,060,172	Commercial Mortgage, Inc.,
U.S. Treasury Notes,			Series 2004-1 SEQ, Class
1.375%, 3/15/12(2)(4)	7,500,000	7,554,495	A3, 4.43%, 11/10/39(2)	$ 1,860,000	$ 1,689,572
U.S. Treasury Notes,			Banc of America
4.25%, 9/30/12(2)	1,390,000	1,531,064	Commercial Mortgage, Inc.,
U.S. Treasury Notes,			Series 2004-2, Class A3
1.75%, 3/31/14(2)	4,200,000	4,218,047	SEQ, 4.05%, 11/10/38(2)	1,945,000	1,824,673
U.S. Treasury Notes,			Banc of America
4.75%, 8/15/17(2)(4)	1,907,000	2,231,787	Commercial Mortgage, Inc.,
			Series 2006-6, Class A3
TOTAL U.S. TREASURY SECURITIES			SEQ, 5.37%, 10/10/45(2)	570,000	442,962
(Cost $52,461,771)		53,432,348	Banc of America
			Commercial Mortgage, Inc.
U.S. Government Agency Securities			STRIPS-COUPON, Series
and Equivalents — 8.5%			2004-1, Class XP, VRN,
			0.83%, 4/1/09(2)	1,615,980	19,929
FIXED-RATE U.S. GOVERNMENT AGENCY			Banc of America Large Loan,
SECURITIES — 5.5%			Series 2005 MIB1, Class A1,
FHLMC, 2.125%, 3/23/12(2)	2,500,000	2,520,790	VRN, 0.71%, 4/15/09, resets
FHLMC, 5.00%, 1/30/14(2)	1,900,000	2,111,413	monthly off the 1-month
FHLMC, 5.50%, 8/23/17(2)(4)	3,000,000	3,414,648	LIBOR plus 0.15% with
FHLMC, 4.875%,			no caps(2)(5)	113,623	95,004
6/13/18(2)(4)	1,530,000	1,701,157	Bear Stearns Commercial
FNMA, 1.75%, 3/23/11(2)(4)	1,900,000	1,913,526	Mortgage Securities Trust,
FNMA, 4.375%, 7/17/13(2)	639,000	693,139	Series 2006 BBA7, Class A1,
FNMA, 5.00%, 2/13/17(2)(4)	1,650,000	1,808,766	VRN, 0.67%, 4/15/09, resets
		14,163,439	monthly off the 1-month
			LIBOR plus 0.11% with
GOVERNMENT-BACKED CORPORATE BONDS — 3.0%			no caps(2)(5)	399,415	338,694
Bank of America Corp.,			Bear Stearns Commercial
3.125%, 6/15/12(2)(7)	1,500,000	1,553,199	Mortgage Securities Trust
General Electric Capital			STRIPS-COUPON, Series
Corp., 2.20%, 6/8/12(2)(7)	2,500,000	2,518,360	2004 T16, Class X2, VRN,
Goldman Sachs Group, Inc.			0.89%, 4/1/09(2)	2,931,154	55,557
(The), 1.625%, 7/15/11(2)(7)	2,500,000	2,503,782	Commercial Mortgage
Morgan Stanley,			Acceptance Corp. STRIPS-
2.00%, 9/22/11(2)(4)(7)	900,000	906,044	COUPON, Series 1998
		7,481,385	C2, Class X, VRN,
			1.19%, 4/1/09(2)	372,110	19,171
TOTAL U.S. GOVERNMENT AGENCY			Commercial Mortgage Pass-
SECURITIES AND EQUIVALENTS			Through Certificates, Series
(Cost $21,066,196)		21,644,824	2005 F10A, Class A1, VRN,
			0.66%, 4/15/09, resets
			monthly off the 1-month
			LIBOR plus 0.10% with
			no caps(2)(5)	15,101	14,933

16

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
Credit Suisse Mortgage			Merrill Lynch Floating Trust,
Capital Certificates, Series			Series 2006-1, Class A1,
2007 C4, Class A3, VRN,			VRN, 0.63%, 4/15/09,
5.81%, 4/1/09(2)	$ 1,000,000	$ 638,258	resets monthly off the
Credit Suisse Mortgage			1-month LIBOR plus 0.07%
Capital Certificates, Series			with no caps(2)(5)	$ 221,870	$ 155,836
2007 TF2A, Class A1, VRN,			Morgan Stanley Capital I,
0.74%, 4/15/09, resets			Series 2004 HQ3, Class A2
monthly off the 1-month			SEQ, 4.05%, 1/13/41(2)	464,863	456,487
LIBOR plus 0.18% with			Prudential Securities
no caps(2)(5)	1,600,000	1,230,316	Secured Financing Corp.,
GMAC Commercial			Series 2000 C1, Class A2
Mortgage Securities, Inc.,			SEQ, VRN, 7.73%, 4/1/09(2)	4,703,721	4,733,775
Series 2005 C1, Class A2			TOTAL COMMERCIAL
SEQ, 4.47%, 5/10/43(2)	756,545	747,537	MORTGAGE-BACKED SECURITIES
Greenwich Capital			(Cost $14,945,650)		14,136,388
Commercial Funding Corp.,
Series 2006 FL4A, Class A1,			Municipal Securities — 5.2%
VRN, 0.60%, 4/6/09, resets			California Educational
monthly off the 1-month			Facilities Auth. Rev.,
LIBOR plus 0.09% with			Series 2007 T1,
no caps(2)(5)	267,433	216,682	(Stanford University),
GS Mortgage Securities			5.00%, 3/15/39(2)	930,000	962,383
Corp. II, Series 2007 EOP,			California Infrastructure
Class A1, VRN, 0.61%,			& Economic Development
4/6/09, resets monthly off			Bank Rev., Series 2003
the 1-month LIBOR plus			A, (Bay Area Toll Bridges
0.09% with no caps(2)(5)	228,408	159,985	Seismic Retrofit 1st Lien),
LB-UBS Commercial			5.00%, 1/1/28, Prerefunded
Mortgage Trust, Series			at 100% of Par
2003 C5, Class A2 SEQ,			(Ambac)(2)(8)	3,500,000	3,872,680
3.48%, 7/15/27(2)	1,644	1,642	Clark County School District
LB-UBS Commercial			GO, Series 2004 D, (Building
Mortgage Trust, Series			Bonds), 5.00%, 12/15/14,
2004 C1, Class A2 SEQ,			Prerefunded at 100% of
3.62%, 1/15/29(2)	161,963	156,528	Par (MBIA)(2)(8)	2,300,000	2,635,225
LB-UBS Commercial			Clark County School District
Mortgage Trust, Series			GO, Series 2005 C, (Building
2005 C2, Class A2 SEQ,			Bonds), 5.00%, 12/15/15,
4.82%, 4/15/30(2)	536,176	492,530	Prerefunded at 100% of
LB-UBS Commercial			Par (FSA)(2)(8)	2,200,000	2,532,992
Mortgage Trust, Series			Georgia GO, Series 2008 B,
2005 C3, Class A3 SEQ,			5.00%, 7/1/18(2)	900,000	1,046,781
4.65%, 7/15/30(2)	671,000	605,466	Illinois GO, (Taxable
Lehman Brothers Floating			Pension), 5.10%, 6/1/33(2)	173,000	150,987
Rate Commercial Mortgage			Massachusetts Health
Trust, Series 2006 LLFA,			& Educational Facilities
Class A1, VRN, 0.64%,			Auth. Rev., Series 2002 K,
4/15/09, resets monthly			(Massachusetts Institute of
off the 1-month LIBOR plus			Technology), 5.50%, 7/1/32
0.08% with no caps(2)(5)	55,042	40,851	(GO of Institute)(2)	1,830,000	2,032,801
			TOTAL MUNICIPAL SECURITIES
			(Cost $12,922,625)		13,233,849

17

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
Collateralized Mortgage			FHLMC, Series 3203, Class
Obligations(1) — 3.9%			VN SEQ, 5.00%, 6/15/22(2)	$ 3,000,000	$ 3,129,246
			FNMA, Series 1989-35,
PRIVATE SPONSOR COLLATERALIZED			Class G SEQ,
MORTGAGE OBLIGATIONS — 1.5%			9.50%, 7/25/19(2)	2,860	2,944
Banc of America Alternative			FNMA, Series 2003-10,
Loan Trust, Series			Class HW SEQ,
2007-2, Class 2A4,			5.00%, 11/25/16(2)	1,995,140	2,030,900
5.75%, 6/25/37(2)	$ 711,123	$ 432,499			5,989,124
Chase Mortgage Finance			TOTAL COLLATERALIZED MORTGAGE
Corp., Series 2005 A1,			OBLIGATIONS
Class 2A2 SEQ, VRN,			(Cost $10,251,606)		9,821,585
5.24%, 4/1/09(2)	1,006,135	722,534
Countrywide Home Loan			Asset-Backed Securities(1) — 0.7%
Mortgage Pass-Through			Accredited Mortgage Loan
Trust, Series 2007-16, Class			Trust, Series 2006-2, Class
A1, 6.50%, 10/25/37(2)	822,186	456,558	A1, VRN, 0.56%, 4/27/09,
Credit Suisse First Boston			resets monthly off the
Mortgage Securities Corp.,			1-month LIBOR plus 0.04%
Series 2003 AR28, Class			with no caps(2)	5,752	5,681
2A1, VRN, 4.90%, 4/1/09(2)	564,997	492,338	CNH Equipment Trust, Series
J.P. Morgan Mortgage Trust,			2007 C, Class A3A SEQ,
Series 2004 A2, Class 1A1,			5.21%, 12/15/11(2)	500,000	506,943
VRN, 4.36%, 4/1/09(2)	412,246	339,378	Detroit Edison Securitization
J.P. Morgan Mortgage Trust,			Funding LLC, Series
Series 2005 A7, Class 1A3,			2001-1, Class A4 SEQ,
VRN, 4.98%, 4/1/09(4)	1,200,000	487,736	6.19%, 3/1/13(2)	93,465	97,590
MASTR Alternative Loans			SLM Student Loan Trust,
Trust, Series 2003-8, Class			Series 2006-5, Class A2,
4A1, 7.00%, 12/25/33(2)	12,013	10,994	VRN, 1.15%, 4/27/09, resets
Wachovia Mortgage Loan			quarterly off the 3-month
Trust LLC, Series 2005 B,			LIBOR minus 0.01% with
Class 2A4, VRN,			no caps(2)	78,205	78,088
5.16%, 4/1/09(2)	1,200,000	571,372	SLM Student Loan Trust,
Wells Fargo Mortgage			Series 2006-10, Class A2,
Backed Securities Trust,			VRN, 1.17%, 4/27/09, resets
Series 2004 EE, Class 3A1,			quarterly off the 3-month
VRN, 4.43%, 4/1/09(2)	327,608	284,064	LIBOR plus 0.01% with
Wells Fargo Mortgage			no caps(2)	126,740	126,625
Backed Securities Trust,			SLM Student Loan Trust,
Series 2004 N, Class A4,			Series 2007-8, Class A1,
VRN, 4.09%, 4/1/09(2)	35,219	34,988	VRN, 1.39%, 4/27/09, resets
		3,832,461	quarterly off the 3-month
			LIBOR plus 0.23% with
U.S. GOVERNMENT AGENCY COLLATERALIZED			no caps(2)	872,309	852,010
MORTGAGE OBLIGATIONS — 2.4%			TOTAL ASSET-BACKED SECURITIES
FHLMC, Series 2900, Class			(Cost $1,676,955)		1,666,937
PA, 4.50%, 3/15/14(2)	51,017	51,063
FHLMC, Series 2926, Class
EW SEQ, 5.00%, 1/15/25(2)	700,000	739,263
FHLMC, Series 2937, Class
KA, 4.50%, 12/15/14(2)	35,641	35,708

18

NT Diversified Bond

	Principal			Principal
	Amount/			Amount/
	Shares	Value		Shares	Value
			Tango Finance Corp., VRN,
Sovereign Governments			0.34%, 6/29/09, resets
& Agencies — 0.3%			quarterly off the Federal
Federal Republic of Brazil,			Reserve Prime Loan Rate
5.875%, 1/15/19(2)	$ 270,000	$ 262,683	minus 2.91% with no caps(5)	$ 1,000,000	$ 997,070
Hydro Quebec, Series HY,			Repurchase Agreement, Barclays Capital,
8.40%, 1/15/22(2)	29,000	40,309	Inc., (collateralized by various U.S.
Province of Ontario Canada,			Government Agency obligations in a
5.45%, 4/27/16(2)	300,000	329,287	pooled account at the lending agent),
United Mexican States,			0.23%, dated 3/31/09, due 4/1/09
5.95%, 3/19/19(2)(4)	240,000	235,200	(Delivery value $1,506,628)		1,506,618
			Repurchase Agreement, BNP Paribas
TOTAL SOVEREIGN GOVERNMENTS			Securities Corp., (collateralized by various
& AGENCIES			U.S. Government Agency obligations in
(Cost $859,749)		867,479	a pooled account at the lending agent),
			0.19%, dated 3/31/09, due 4/1/09
Temporary Cash Investments — 3.6%			(Delivery value $1,500,008)		1,500,000
JPMorgan U.S. Treasury			Repurchase Agreement, Deutsche Bank
Plus Money Market Fund			Securities, Inc., (collateralized by various
Agency Shares(2)	951	951	U.S. Government Agency obligations in
Repurchase Agreement, Bank of			a pooled account at the lending agent),
America Securities, LLC, (collateralized			0.19%, dated 3/31/09, due 4/1/09
by various U.S. Treasury obligations,			(Delivery value $1,500,008)		1,500,000
0.875%, 2/28/11, valued at $9,237,880),			Repurchase Agreement, UBS Securities
in a joint trading account at 0.07%,			LLC, (collateralized by various U.S.
dated 3/31/09, due 4/1/09			Government Agency obligations in a
(Delivery value $9,050,018)(2)		9,050,000	pooled account at the lending agent),
TOTAL TEMPORARY CASH			0.19%, dated 3/31/09, due 4/1/09
INVESTMENTS			(Delivery value $705,787)		705,783
(Cost $9,050,951)		9,050,951	TOTAL TEMPORARY CASH
Temporary Cash Investments —			INVESTMENTS — SECURITIES
Securities Lending Collateral(9) — 3.8%			LENDING COLLATERAL
			(Cost $9,712,157)		9,680,241
K2 (USA) LLC, VRN, 0.34%,			TOTAL INVESTMENT
6/15/09, resets quarterly off			SECURITIES — 108.4%
the Federal Reserve Prime			(Cost $272,618,234)		274,593,371
Loan Rate minus 2.91% with			OTHER ASSETS
no caps(5)	1,400,000	1,395,591	AND LIABILITIES — (8.4)%		(21,182,825)
Links Finance LLC, VRN,			TOTAL NET ASSETS — 100.0%		$253,410,546
0.35%, 4/9/09, resets
quarterly off the Federal
Reserve Prime Loan Rate
minus 2.91% with no caps(5)	1,000,000	995,028
Merrill Lynch & Co., Inc.,
VRN, 0.42%, 6/29/09,
resets quarterly off the
Federal Reserve Prime Loan
Rate minus 2.83% with
no caps	1,100,000	1,080,151

19

NT Diversified Bond

Swap Agreements
Notional Amount	Description of Agreement	Expiration Date	Unrealized Gain (Loss)
CREDIT DEFAULT - BUY PROTECTION
$1,100,000	Pay quarterly a fixed rate equal to 0.12%	March 2017
multiplied by the notional amount and receive
from Barclays Bank plc upon each default event
of Pfizer, Inc., par value of the proportional
notional amount of Pfizer, Inc., 4.65%, 3/1/18.
$73,226

Notes to Schedule of Investments
Ambac = Ambac Assurance Corporation
Equivalent = Security whose principal payments are backed by the full faith and credit of the United States
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
FSA = Financial Security Assurance, Inc.
GMAC = General Motors Acceptance Corporation
GNMA = Government National Mortgage Association
GO = General Obligation
LB-UBS = Lehman Brothers, Inc. — UBS AG
LIBOR = London Interbank Offered Rate
MASTR = Mortgage Asset Securitization Transactions, Inc.
MBIA = MBIA Insurance Corporation
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SEQ = Sequential Payer
STRIPS = Separate Trading of Registered Interest and Principal of Securities
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Final maturity indicated, unless otherwise noted.
(2)	Security, or a portion thereof, has been segregated for forward commitments and swap agreements. At the period end, the aggregate value of securities pledged was $12,876,000.
(3)	Forward commitment.
(4)	Security, or a portion thereof, was on loan as of the period end.
(5)	Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $8,811,902, which represented 3.5% of total net assets.
(6)	Industry is less than 0.05% of total net assets.
(7)	The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(8)	Escrowed to maturity in U.S. government securities or state and local government securities.
(9)	Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.
Industry classifications are unaudited.

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

MARCH 31, 2009
Assets
Investment securities, at value (cost of $262,906,077) — including $9,504,298 of securities on loan	$264,913,130
Investments made with cash collateral received for securities on loan, at value (cost of $9,712,157)	9,680,241
Total investment securities, at value (cost of $272,618,234)	274,593,371
Receivable for investments sold	535,313
Receivable for capital shares sold	282,965
Unrealized appreciation on swap agreements	73,226
Interest receivable	1,739,975
277,224,850

Liabilities
Payable for collateral received for securities on loan	9,712,157
Payable for investments purchased	13,193,932
Payable for capital shares redeemed	2,135
Accrued management fees	88,105
Dividends payable	817,975
23,814,304

Net Assets	$253,410,546

Institutional Class Capital Shares
Outstanding (unlimited number of shares authorized)	25,031,350

Net Asset Value Per Share	$10.12

Net Assets Consist of:
Capital paid-in	$252,991,959
Accumulated net investment loss	(4,627)
Accumulated net realized loss on investment transactions	(1,625,149)
Net unrealized appreciation on investments	2,048,363
$253,410,546

See Notes to Financial Statements.

21

Statement of Operations

YEAR ENDED MARCH 31, 2009
Investment Income (Loss)
Income:
Interest	$ 8,641,979
Securities lending, net	80,978
8,722,957

Expenses:
Management fees	785,333
Trustees’ fees and expenses	7,447
Other expenses	690
793,470

Net investment income (loss)	7,929,487

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,132,294)
Futures and swaps transactions	515,246
(617,048)

Change in net unrealized appreciation (depreciation) on:
Investments	(1,059,709)
Futures and swaps	(254,234)
(1,313,943)

Net realized and unrealized gain (loss)	(1,930,991)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 5,998,496

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2009 AND MARCH 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 7,929,487	$ 6,812,387
Net realized gain (loss)	(617,048)	4,518,371
Change in net unrealized appreciation (depreciation)	(1,313,943)	2,187,947
Net increase (decrease) in net assets resulting from operations	5,998,496	13,518,705

Distributions to Shareholders
From net investment income	(8,479,164)	(6,780,748)
From net realized gains	(4,383,522)	(851,940)
Decrease in net assets from distributions	(12,862,686)	(7,632,688)

Capital Share Transactions
Proceeds from shares sold	192,365,339	75,174,936
Payments for shares redeemed	(94,209,838)	(32,395,226)
Net increase (decrease) in net assets from capital share transactions	98,155,501	42,779,710

Net increase (decrease) in net assets	91,291,311	48,665,727

Net Assets
Beginning of period	162,119,235	113,453,508
End of period	$253,410,546	$162,119,235

Accumulated undistributed net investment income (loss)	$(4,627)	$514,972

Transactions in Shares of the Fund
Sold	19,000,859	7,355,217
Redeemed	(9,324,807)	(3,131,359)
Net increase (decrease) in shares of the fund	9,676,052	4,223,858

See Notes to Financial Statements.

23

Notes to Financial Statements

MARCH 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. NT Diversified Bond Fund (NT Diversified Bond) (the fund) is one fund in a series issued by the trust. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities. The fund is not permitted to invest in any securities issued by companies assigned by the Global Industry Classification Standard to the tobacco industry. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Investments in open-end management investment companies are valued at the reported net asset value. Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Securities on Loan — The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

Foreign Currency Transactions — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

24

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for “roll” transactions as purchases and sales; as such these transactions may increase portfolio turnover.

Futures Contracts — The fund may enter into futures contracts in order to manage the fund’s exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

Swap Agreements — The fund may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer. The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The fund may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/ or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

25

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions from net investment income for the fund are declared daily and paid monthly. Distributions from net realized gains for the fund, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100% and the rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the year ended March 31, 2009 was 0.42%.

26

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

Effective May 15, 2008, the fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2009, totaled $644,315,757, of which $457,331,651 represented U.S. Treasury and Government Agency obligations. Sales of investment securities, excluding short-term investments, for the year ended March 31, 2009, totaled $549,139,595, of which $393,871,521 represented U.S. Treasury and Government Agency obligations.

4. Securities Lending

As of March 31, 2009, securities in the fund valued at $9,504,298 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total market value of all collateral received, at this date, was $9,680,241. The fund’s risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited. Investments made with cash collateral may decline in value.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices based on an active market;

• Level 2 valuation inputs consist of significant direct or indirect observable market data; or

• Level 3 valuation inputs consist of significant unobservable inputs such as a fund’s own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

27

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of March 31, 2009:

		Unrealized Gain (Loss) on
Valuation Inputs	Value of Investment Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$ 951	—
Level 2 – Other Significant Observable Inputs	274,592,420	$73,226
Level 3 – Significant Unobservable Inputs	—	—
	$274,593,371	$73,226
*Includes swap agreements.

6. Bank Line of Credit

The fund, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the fund to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended March 31, 2009.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended March 31, 2009, the fund did not utilize the program.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 were as follows:

	2009	2008
Distributions Paid From
Ordinary income	$ 11,238,045	$7,247,149
Long-term capital gains	$1,624,641	$385,539

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

28

As of March 31, 2009, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments	$273,182,942
Gross tax appreciation of investments	$ 5,706,980
Gross tax depreciation of investments	(4,296,551)
Net tax appreciation (depreciation) of investments	$ 1,410,429
Net tax appreciation (depreciation) on derivatives	$68,555
Net tax appreciation (depreciation)	$1,478,984
Capital loss deferral	$(1,060,397)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on straddle positions.

The capital loss deferral listed above represents net capital losses incurred in the five-month period ended March 31, 2009. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

10. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $1,624,641, or up to the maximum amount allowable, of long-term capital gain distributions for the fiscal year ended March 31, 2009.

The fund hereby designates $2,744,570 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

29

Financial Highlights
NT Diversified Bond

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.56	$10.19	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.43	0.49	0.44
Net Realized and Unrealized Gain (Loss)	(0.10)	0.43	0.24
Total From Investment Operations	0.33	0.92	0.68
Distributions
From Net Investment Income	(0.47)	(0.49)	(0.44)
From Net Realized Gains	(0.30)	(0.06)	(0.05)
Total Distributions	(0.77)	(0.55)	(0.49)
Net Asset Value, End of Period	$10.12	$10.56	$10.19

Total Return(3)	3.36%	9.32%	6.96%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.42%	0.42%	0.42%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	4.17%	4.82%	4.95%(4)
Portfolio Turnover Rate	299%	246%	308%
Net Assets, End of Period (in thousands)	$253,411	$162,119	$113,454

(1)	May 12, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Annualized.

See Notes to Financial Statements.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the NT Diversified Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Diversified Bond Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2009

31

Management

The individuals listed below serve as trustees or officers of the fund. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are “interested” primarily by virtue of their engagement as directors and/ or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM or the advisor); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The trustees serve in this capacity for eight registered investment companies in the American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed.  No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

Interested Trustee

Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Trustee and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Trustee: 104
Other Directorships Held by Trustee: None

Independent Trustees

John Freidenrich, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1937
Position(s) Held with Fund: Trustee (since 2005)
Principal Occupation(s) During Past 5 Years: Member and Manager, Regis Management
Company, LLC (money management firm) (April 2004 to present); Partner and
Founder, Bay Partners (venture capital firm) (1976 to 2006)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: None

32

Ronald J. Gilson, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Fund: Trustee (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Charles J. Meyers Professor of Law and Business,
Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and
Business, Columbia University School of Law (1992 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: None

Frederick L.A. Grauer, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Fund: Trustee (since 2008)
Principal Occupation(s) During Past 5 Years: Senior Advisor, Barclays Global Investors (asset manager) (2003 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: None

Peter F. Pervere, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Fund: Trustee (since 2007)
Principal Occupation(s) During Past 5 Years: Retired, formerly Vice President and Chief
Financial Officer, Commerce One, Inc. (software and services provider)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: Intraware, Inc.

Myron S. Scholes, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1941
Position(s) Held with Fund: Trustee (since 1980)
Principal Occupation(s) During Past 5 Years: Chairman, Platinum Grove Asset Management,
L.P. (asset manager) (1999 to present); Frank E. Buck Professor of Finance-Emeritus,
Stanford Graduate School of Business (1996 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: Dimensional Fund Advisors (investment advisor)

John B. Shoven, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Fund: Trustee (since 2002)
Principal Occupation(s) During Past 5 Years: Professor of Economics, Stanford University
(1973 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: Cadence Design Systems; E×ponent

Jeanne D. Wohlers, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1945
Position(s) Held with Fund: Trustee (since 1984)
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: None

33

Officers

Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM
and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to
August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer (all
since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present);
Controller, various American Century Investments funds (1997 to September 2006)

Jon Zindel, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1967
Position(s) Held with Fund: Tax Officer (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Financial Officer and Chief Accounting
Officer, ACC (March 2007 to present); Vice President, ACC (October 2001 to present); Vice President, certain ACC subsidiaries (October 2001 to August 2006);
Vice President, Corporate Tax, ACS (April 1998 to August 2006). Also serves as:
Chief Financial Officer, Chief Accounting Officer and Senior Vice President, ACIM,
ACGIM, ACS and other ACC subsidiaries; and Chief Accounting Officer and Senior
Vice President, ACIS

The SAI has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Citigroup Agency Index is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The Citigroup Credit Index includes US and non-US corporate securities and non-US sovereign and provincial securities.

The Citigroup Mortgage Index measures the mortgage component of the US BIG Bond Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

The Citigroup Treasury Index is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The Citigroup US Broad Investment-Grade (BIG) Bond Index is a market-capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The Citigroup US High-Yield Market Index captures the performance of below-investment-grade debt issued by corporations domiciled in the United States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The Citigroup US Inflation-Linked Securities Index (ILSI)SM measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

36

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Investment Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0905
CL-ANN-65299N

Annual Report
March 31, 2009

American Century Investments

Short Duration Fund

Core Plus Fund

President’s Letter

Dear Investor:

Thank you for investing with us during the financial reporting period ended March 31, 2009. We appreciate your trust in American Century Investments® during these challenging times.

As the calendar changed from 2008 to 2009, the financial markets continued to struggle to digest the subprime-initiated credit crisis. The ensuing global economic downturn and market turmoil affected everyone—from first-time individual investors to hundred-year-old financial institutions. During the period, risk aversion was a key theme, with performance generally favoring assets with lower risk levels and those that showed signs of stability. Effective risk management by portfolio managers delivered above-average returns, albeit still negative in many cases under these challenging market conditions.

Effective risk management requires a commitment to disciplined investment approaches that balance risk and reward, with the goal of setting and maintaining risk levels that are appropriate for portfolio objectives. At American Century Investments, we’ve stayed true to the principles that have guided us for over 50 years, including our commitments to delivering superior investment performance and helping investors reach their financial goals. Risk management is part of that commitment—we offer portfolios that can help diversify and stabilize investment returns.

As discussed by the investment team leaders in this report, 2009 is likely to be another challenging year, but I’m certain that we have the investment professionals and processes in place to provide competitive and compelling long-term results for you. Thank you for your continued confidence in us.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective	2
U.S. Fixed-Income Total Returns.	2

Short Duration

Performance	3
Portfolio Commentary	5
Portfolio at a Glance	7
Types of Investments in Portfolio	7
Yields	7

Core Plus

Performance	8
Portfolio Commentary	10
Portfolio at a Glance	12
Portfolio Composition by Credit Rating	12
Types of Investments in Portfolio	12
Yields	12

Shareholder Fee Examples	13

Financial Statements

Schedule of Investments	15
Statement of Assets and Liabilities	31
Statement of Operations	33
Statement of Changes in Net Assets	34
Notes to Financial Statements	35
Financial Highlights	44
Report of Independent Registered Public Accounting Firm	56

Other Information

Management	57
Additional Information	60
Index Definitions	61

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Unprecedented Events

The spiraling subprime credit crisis took an incredible toll on U.S. financial institutions, the economy, and financial markets in the 12 months ended March 31, 2009. By period-end, the resulting recession had spread globally, unemployment in the U.S. reached 8.5%, and many measures of consumer strength were at record lows. On the inflation front, the government’s Consumer Price Index fell by 0.4% for the year ended in March. That was the first 12-month decline since August 1955.

In that environment, the Federal Reserve (the Fed) took dramatic steps, effectively cutting its short-term rate target to 0%, intervening in the mortgage, commercial, and consumer debt markets, while Congress passed a massive economic stimulus package and the $700 billion Troubled Asset Relief Program (TARP).

High-Quality Outperformed Low-Quality

In the fixed-income markets, risk aversion, deleveraging, and worries about the economy and deflation sent Treasury bonds to big gains, while credit-sensitive securities endured historic underperformance (see accompanying table). High-quality, higher-yielding government-backed securities such as government agency and mortgage-backed securities (MBS) also did well. Inflation-linked securities had negative returns overall, though they performed much better late in the period because of worry that the government’s fiscal and monetary policies will prove inflationary down the road. The Fed’s rate cuts also had important implications for money market securities, whose yields and returns are closely tied to the level of short-term interest rates.

Rates Tumbled Amid Volatility

Dramatic Fed rate cuts, safe-haven buying, and competing inflation/deflation concerns meant bond yields were volatile, but finished the 12 months significantly lower. The yield on the two-year Treasury note, which is most sensitive to Fed rate policy, went from 1.59% to 0.80%. Yields on longer-term notes and bonds fell a similar amount, with the benchmark 10-year Treasury yield down from 3.41% to 2.67%, while 30-year bond yields went from 4.29% to 3.54%. In that environment, the shape of the yield curve (a graphic representation of Treasury yields at different maturities) shifted considerably, but ultimately ended the period little changed.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2009
Treasury Securities		Citigroup U.S. Bond Market Indices
3-Month Bill	1.13%	Mortgage (mortgage-backed)	8.26%
2-Year Note	4.67%	Treasury	7.50%
10-Year Note	10.52%	Agency	6.16%
30-Year Bond	18.08%	Broad Investment-Grade (multi-sector)	4.52%
		Inflation-Linked Securities	–2.05%
		Credit (investment-grade corporate)	–4.61%
		High-Yield Market (corporate)	–19.88%

2

Performance
Short Duration

Total Returns as of March 31, 2009
		Average Annual
		Returns
		Since	Inception
	1 year	Inception	Date
Investor Class	4.29%	5.53%	11/30/06
Citigroup Government/Corporate
1- to 3-Year Index	2.85%	5.37%	—
Institutional Class	4.49%	5.74%	11/30/06
A Class			11/30/06
No sales charge*	4.03%	5.27%
With sales charge*	1.65%	4.25%
B Class			11/30/06
No sales charge*	3.25%	4.49%
With sales charge*	-0.75%	3.27%
C Class	3.25%	4.49%	11/30/06
R Class	3.77%	5.01%	11/30/06

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Short Duration

One-Year Returns Over Life of Class
Periods ended March 31
			2007*	2008	2009
Investor Class			1.46%	7.17%	4.29%
Citigroup Government/Corporate
1- to 3-Year Index			1.47%	8.26%	2.85%
*From 11/30/06, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
0.62%	0.42%	0.87%	1.62%	1.62%	1.12%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary
Short Duration

Portfolio Managers: Dave MacEwen, Bob Gahagan, Jeff Houston, Brian Howell, Mike Difley, Hando Aguilar, John Walsh, Dan Shiffman, and Jim Platz

Performance Summary

Short Duration returned 4.29%* for the 12 months ended March 31, 2009. By comparison, the Citigroup Government/Corporate 1- to 3-Year Index returned 2.85%, while the Lipper Short Investment Grade Debt Funds category average was down 4.96%**. See page 3 for additional performance comparisons. Portfolio and Lipper group average returns reflect operating expenses, while Citigroup index returns do not.

The performance of the fund, index, and Lipper group average reflect the widely divergent returns across the broad sectors of the taxable bond market—Treasury and government-backed bonds performed well, while credit-sensitive issues had negative results (see page 2). Against that backdrop, Short Duration outperformed its benchmark largely as a result of our sector allocation decisions. Similarly, we believe our underweight position and security selection within the corporate sector were key sources of strength when compared with competing funds, many of which suffered from exposure to Lehman Brothers and other financial sector debt issuers.

Key Contributor: Underweight Corporates

The main source of outperformance relative to both the index and Lipper group was an underweight position in the hard-hit corporate sector, which had negative absolute returns for the year. In addition, within our corporate allocation, we were underweight bonds tied to finance and the consumer in favor of more defensive issues in the utility, telecom, cable, and health care segments. In addition, the portfolio was underrepresented in high-yield and emerging market debt relative to the Lipper group. That positioning contributed to relative returns in a period when bonds rated below investment grade had sharply negative results.

We also helped performance by eliminating our long-running yield curve steepening trade near where the curve hit its steepest slope in November. The curve subsequently flattened significantly as long-term Treasuries rallied on worries about deflation.

*	All fund returns referenced in this commentary are for Investor Class shares.
**	The Lipper Short Investment Grade Debt Funds average return since the fund’s inception was -0.86%.
Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance – Performance data is total return, and is preliminary and subject to revision.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
5

Short Duration

Key Detractor: Underweight Treasuries

The portfolio’s performance would have been even better but for an underweight position in Treasury bonds. We viewed Treasuries as the least attractive segment of the market given record low yields at a time of massive government borrowing, as well as policies that are likely to prove inflationary down the road. Unfortunately, safe-haven buying made Treasuries one of the best-performing segments of the market in the 12 months. In addition, within our Treasury allocation we held some inflation-protected securities (TIPS), which trailed plain-vanilla Treasury bonds.

And while it helped to have an overweight position in mortgage-backed securities (MBS) relative to corporates, some of our mortgage exposure was in collateralized mortgage obligations (CMOs) and commercial MBS (CMBS), which we favored for their relatively stable cash flows during a period of sharp interest rate volatility. Nevertheless, the CMBS and non-government CMOs we owned underperformed for the period, making these positions notable detractors.

Changes to Positioning

We made a number of other notable sector trades in the 12 months, building positions in high-quality segments of the market that we believed were significantly oversold as a result of the dislocations in the market. For example, we added pre-refunded municipal bonds (refinanced municipal bonds backed by Treasury bonds) and high-quality government backed securities (“government agency equivalents” issued by financial institutions and guaranteed by the Federal Deposit Insurance Corporation, or FDIC) that offered yields above Treasury securities.

Outlook

“Despite extraordinary intervention and stimulus provided by the government and central bank, we expect the credit crisis will continue and overall economic conditions will remain weak for some time,“ said Portfolio Manager Bob Gahagan. “Nevertheless, we see opportunities in the municipal, securitized, and corporate sectors now that securities have been re-priced to match their risks. And in some cases, those risks have been overstated/mispriced. We believe we have added long-term value by starting to build positions in high-quality sectors such as investment-grade municipals, TIPS, CMBS, and investment-grade corporates, at attractive yields and prices.”

6

Short Duration

Portfolio at a Glance
				As of 3/31/09	As of 3/31/08
Average Duration (effective)				1.9 years	1.6 years
Weighted Average Life				2.0 years	2.8 years

Types of Investments in Portfolio
				% of fund investments	% of fund investments
				as of 3/31/09	as of 9/30/08
U.S. Treasury Securities				32.6%	34.8%
U.S. Government Agency Securities and Equivalents				26.3%	—
Corporate Bonds				14.5%	10.0%
Commercial Mortgage-Backed Securities				9.8%	12.1%
Collateralized Mortgage Obligations				4.6%	14.1%
U.S. Government Agency Mortgage-Backed Securities				3.0%	20.8%
Municipal Securities				2.7%	0.5%
Asset-Backed Securities				1.2%	2.1%
Temporary Cash Investments				5.3%	5.6%

Yields as of March 31, 2009
	Investor	Institutional
	Class	Class	A Class	B Class	C Class	R Class
30-day SEC Yield	2.27%	2.47%	1.97%	1.28%	1.28%	1.78%

7

Performance
Core Plus

Total Returns as of March 31, 2009
		Average Annual
		Returns
		Since	Inception
	1 year	Inception	Date
Investor Class	3.28%	6.04%	11/30/06
Citigroup US Broad Investment-Grade Bond Index	4.52%	5.91%	—
Institutional Class	3.48%	6.25%	11/30/06
A Class			11/30/06
No sales charge*	3.02%	5.78%
With sales charge*	-1.58%	3.71%
B Class			11/30/06
No sales charge*	2.25%	4.99%
With sales charge*	-1.75%	3.78%
C Class	2.25%	4.99%	11/30/06
R Class	2.76%	5.51%	11/30/06

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

8

Core Plus

One-Year Returns Over Life of Class
Periods ended March 31
			2007*	2008	2009
Investor Class			1.04%	9.88%	3.28%
Citigroup US Broad Investment-Grade
Bond Index			0.89%	8.41%	4.52%
*From 11/30/06, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
0.67%	0.47%	0.92%	1.67%	1.67%	1.17%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

9

Portfolio Commentary
Core Plus

Portfolio Managers: Dave MacEwen, Bob Gahagan, Jeff Houston, Brian Howell, Mike Difley, Hando Aguilar, John Walsh, Dan Shiffman, and Jim Platz

Performance Summary

Core Plus returned 3.28%* for the 12 months ended March 31, 2009. By comparison, the Citigroup US Broad Investment-Grade (BIG) Bond Index returned 4.52%, while the average return of the Intermediate Investment Grade Debt Funds tracked by Lipper Inc. was down 4.81%**. See page 8 for additional performance comparisons. Portfolio and Lipper returns reflect operating expenses, while Citigroup index returns do not.

The portfolio’s performance reflected the widely divergent returns across the broad sectors of the taxable bond market—Treasury and government-backed bonds performed well, while credit-sensitive issues had negative returns (see page 2). Against that backdrop, Core Plus trailed its benchmark as a result of some of our sector allocation decisions.

However, the portfolio’s results compared very favorably with those of its Lipper group average. We believe our underweight position and security selection within the corporate sector was a key source of strength when compared with competing funds, many of which suffered from exposure to Lehman Brothers and other financial sector debt issuers.

Key Detractor: Underweight Treasuries

Our sector allocation decisions drove Core Plus’ results compared with the benchmark. A key reason the portfolio lagged the index was its underweight position in Treasury bonds. We viewed Treasuries as the least attractive segment of the market given record low yields at a time of massive government borrowing, as well as policies that are likely to prove inflationary down the road. Unfortunately, safe-haven buying made Treasuries one of the best-performing segments of the market in the 12 months.

In addition, within our Treasury allocation we held inflation-protected securities (TIPS), which trailed plain-vanilla Treasury bonds. We added these securities when the yield difference between nominal and inflation-adjusted 10-year Treasuries was so narrow as to suggest inflation would run at less than 1% a year for the life of the bonds, a level we thought was too low and provided a long-term value opportunity.

*	All fund returns referenced in this commentary are for Investor Class shares.
** The Lipper Intermediate Investment Grade Debt Funds average return since the fund’s inception was -0.27%.
Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance – Performance data is total return, and is preliminary and subject to revision.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

10

Core Plus

And while it helped to have an overweight position in mortgage-backed securities (MBS), some of our mortgage exposure was in collateralized mortgage obligations (CMOs) and commercial MBS (CMBS), which we favored for their relatively stable cash flows during a period of sharp interest rate volatility. Nevertheless, the CMBS and non-government CMOs we owned underperformed for the period, making these positions notable detractors.

Key Contributor: Underweight Corporates

A key source of strength relative to both the index and Lipper group was an underweight position in the hard-hit corporate sector, which had negative absolute returns for the year. In addition, within our corporate allocation, we were underweight bonds tied to finance and the consumer in favor of more defensive issues in the utility, telecom, cable, and health care segments.

We made a number of other notable sector trades in the 12 months, building positions in high-quality segments of the market that we believed were significantly oversold as a result of the dislocations in the market. For example, we added pre-refunded municipal bonds (refinanced municipal bonds backed by Treasury bonds) and high-quality government backed securities (“government agency equivalents” issued by financial institutions and guaranteed by the Federal Deposit Insurance Corporation, or FDIC) that offered yields above Treasury securities.

We also helped performance by eliminating our long-running yield curve steepening trade near where the curve hit its steepest slope in November. The curve subsequently flattened significantly as long-term Treasuries rallied on worries about deflation.

Outlook

“Despite extraordinary intervention and stimulus provided by the government and central bank, we expect the credit crisis will continue and overall economic conditions will remain weak for some time,“ said Portfolio Manager Bob Gahagan. “Nevertheless, we see opportunities in the municipal, securitized, and corporate sectors now that securities have been re-priced to match their risks. And in some cases, those risks have been overstated/mispriced. We believe we have added long-term value by starting to build positions in high-quality sectors such as investment-grade municipals, TIPS, CMBS, and investment-grade corporates, at attractive yields and prices.”

11

Core Plus

Portfolio at a Glance
			As of 3/31/09		As of 3/31/08
Average Duration (effective)			3.8 years		4.6 years
Weighted Average Life			4.7 years		5.6 years

Portfolio Composition by Credit Rating
			% of fund investments		% of fund investments
			as of 3/31/09		as of 9/30/08
AAA			77%		80%
AA			3%		4%
A			11%		7%
BBB			8%		8%
BB			1%		1%
Ratings provided by independent research companies. These ratings are listed in Standard & Poor’s format even if they were provided by other sources.

Types of Investments in Portfolio
			% of fund investments		% of fund investments
			as of 3/31/09		as of 9/30/08
U.S. Government Agency Mortgage-Backed Securities			31.7%		34.0%
Corporate Bonds			20.9%		16.9%
U.S. Treasury Securities			10.1%		5.8%
Commercial Mortgage-Backed Securities			8.1%		10.9%
U.S. Government Agency Securities and Equivalents			6.2%		4.8%
Collateralized Mortgage Obligations			5.5%		12.4%
Municipal Securities			3.6%		4.3%
Asset-Backed Securities			1.0%		2.1%
Sovereign Governments & Agencies			0.4%		—
Temporary Cash Investments			10.1%		4.9%
Temporary Cash Investments — Securities Lending Collateral			2.4%		3.9%

Yields as of March 31, 2009
	Investor	Institutional
	Class	Class	A Class	B Class	C Class	R Class
30-day SEC Yield	4.07%	4.27%	3.65%	3.10%	3.08%	3.57%

12

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2008 to March 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

13

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	10/1/08	3/31/09	10/1/08 - 3/31/09	Expense Ratio*
Short Duration
Actual
Investor Class	$1,000	$1,034.60	$3.14	0.62%
Institutional Class	$1,000	$1,035.70	$2.13	0.42%
A Class	$1,000	$1,033.30	$4.41	0.87%
B Class	$1,000	$1,029.50	$8.20	1.62%
C Class	$1,000	$1,028.40	$8.19	1.62%
R Class	$1,000	$1,031.00	$5.67	1.12%
Hypothetical
Investor Class	$1,000	$1,021.84	$3.13	0.62%
Institutional Class	$1,000	$1,022.84	$2.12	0.42%
A Class	$1,000	$1,020.59	$4.38	0.87%
B Class	$1,000	$1,016.85	$8.15	1.62%
C Class	$1,000	$1,016.85	$8.15	1.62%
R Class	$1,000	$1,019.35	$5.64	1.12%
Core Plus
Actual
Investor Class	$1,000	$1,048.50	$3.42	0.67%
Institutional Class	$1,000	$1,049.60	$2.40	0.47%
A Class	$1,000	$1,047.20	$4.70	0.92%
B Class	$1,000	$1,043.30	$8.51	1.67%
C Class	$1,000	$1,043.30	$8.51	1.67%
R Class	$1,000	$1,045.90	$5.97	1.17%
Hypothetical
Investor Class	$1,000	$1,021.59	$3.38	0.67%
Institutional Class	$1,000	$1,022.59	$2.37	0.47%
A Class	$1,000	$1,020.34	$4.63	0.92%
B Class	$1,000	$1,016.60	$8.40	1.67%
C Class	$1,000	$1,016.60	$8.40	1.67%
R Class	$1,000	$1,019.10	$5.89	1.17%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

14

Schedule of Investments

Short Duration

MARCH 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
U.S. Treasury Securities — 32.0%			Goldman Sachs Group, Inc.
U.S. Treasury Inflation			(The), 1.625%, 7/15/11(1)	$ 400,000	$ 400,605
Indexed Notes,			Goldman Sachs Group, Inc.
3.00%, 7/15/12(1)	$ 1,227,164	$ 1,308,847	(The), 3.25%, 6/15/12(1)	500,000	522,354
U.S. Treasury Inflation			John Deere Capital Corp.,
Indexed Notes,			2.875%, 6/19/12(1)	600,000	615,905
0.625%, 4/15/13(1)	699,258	693,358	Morgan Stanley,
U.S. Treasury Notes,			2.00%, 9/22/11(1)	500,000	503,358
4.75%, 2/15/10(1)	4,000,000	4,145,160	State Street Corp.,
U.S. Treasury Notes,			2.15%, 4/30/12(1)	500,000	502,454
2.875%, 6/30/10(1)	2,500,000	2,570,412	Wells Fargo & Co.,
U.S. Treasury Notes,			3.00%, 12/9/11(1)	500,000	517,364
1.50%, 10/31/10(1)	1,000,000	1,012,227			5,809,042
U.S. Treasury Notes,			TOTAL U.S. GOVERNMENT AGENCY
4.50%, 2/28/11(1)	2,300,000	2,461,989	SECURITIES AND EQUIVALENTS
U.S. Treasury Notes,			(Cost $22,020,747)		22,327,021
0.875%, 3/31/11(1)	12,900,000	12,922,175	Corporate Bonds — 14.2%
U.S. Treasury Notes,			AEROSPACE & DEFENSE — 0.4%
1.75%, 11/15/11(1)	2,000,000	2,039,526	Raytheon Co.,
U.S. Treasury Notes,			4.85%, 1/15/11(1)	300,000	310,556
4.875%, 8/15/16(1)	500,000	588,711
TOTAL U.S. TREASURY SECURITIES			AUTOMOBILES — 0.1%
(Cost $27,437,871)		27,742,405	Daimler Finance N.A. LLC,
			5.875%, 3/15/11(1)	100,000	95,779
U.S. Government Agency Securities			BEVERAGES — 0.6%
and Equivalents — 25.7%			Coca-Cola Enterprises, Inc.,
FIXED-RATE U.S. GOVERNMENT AGENCY			3.75%, 3/1/12(1)	300,000	306,365
SECURITIES — 19.0%			SABMiller plc,
FHLB, 2.25%, 4/13/12(1)	1,000,000	1,008,371	6.20%, 7/1/11(1)(3)	200,000	201,806
FHLMC, 2.875%, 6/28/10(1)	1,000,000	1,022,482			508,171
FHLMC, 1.625%, 4/26/11(1)	2,000,000	2,007,330	CAPITAL MARKETS — 0.8%
FHLMC, 2.125%, 3/23/12(1)	4,750,000	4,789,501	Goldman Sachs Group, Inc.
FNMA, 3.25%, 2/10/10(1)	1,200,000	1,223,749	(The), 4.50%, 6/15/10(1)	100,000	99,814
FNMA, 2.50%, 4/9/10(1)	1,500,000	1,519,980	Goldman Sachs Group, Inc.
FNMA, 2.375%, 5/20/10(1)	1,400,000	1,421,650	(The), 5.45%, 11/1/12(1)	300,000	289,070
FNMA, 1.75%, 3/23/11(1)	3,500,000	3,524,916	Morgan Stanley,
		16,517,979	5.05%, 1/21/11(1)	300,000	295,115
					683,999
GOVERNMENT-BACKED			CHEMICALS — 0.1%
CORPORATE BONDS(2) — 6.7%			E.I. du Pont de Nemours &
Bank of America Corp.,			Co., 5.00%, 1/15/13(1)	100,000	104,270
3.125%, 6/15/12(1)	1,100,000	1,139,013	COMMERCIAL BANKS — 0.3%
General Electric Capital			PNC Funding Corp.,
Corp., 1.80%, 3/11/11(1)	500,000	501,653	4.50%, 3/10/10(1)	150,000	149,471
General Electric Capital			Wells Fargo Bank N.A.,
Corp., 2.20%, 6/8/12(1)	600,000	604,406	6.45%, 2/1/11(1)	100,000	98,035
Goldman Sachs Group, Inc.					247,506
(The), VRN,
1.49%, 5/11/09(1)	500,000	501,930

15

Short Duration

	Principal			Principal
	Amount	Value		Amount	Value
CONSUMER FINANCE — 0.7%			HOTELS, RESTAURANTS & LEISURE — 0.2%
American Express Centurion			Yum! Brands, Inc.,
Bank, 4.375%, 7/30/09(1)	$ 100,000	$ 98,950	8.875%, 4/15/11(1)	$ 200,000	$ 213,517
General Electric Capital			HOUSEHOLD DURABLES — 0.1%
Corp., 5.50%, 4/28/11(1)	500,000	492,221	Pulte Homes, Inc.,
		591,171	7.875%, 8/1/11(1)	100,000	96,500
DIVERSIFIED FINANCIAL SERVICES — 0.4%			HOUSEHOLD PRODUCTS — 0.2%
Bank of America Corp.,			Procter & Gamble Co. (The),
4.25%, 10/1/10(1)	100,000	95,287	4.60%, 1/15/14(1)	200,000	211,980
Citigroup, Inc.,			INSURANCE — 0.2%
4.125%, 2/22/10(1)	150,000	144,812	Metropolitan Life
Pricoa Global Funding I,			Global Funding I,
5.40%, 10/18/12(1)(3)	100,000	84,890	4.625%, 8/19/10(1)(3)	165,000	160,722
		324,989	MACHINERY — 0.3%
DIVERSIFIED TELECOMMUNICATION			Caterpillar Financial
SERVICES — 2.2%			Services Corp.,
AT&T, Inc., 6.25%, 3/15/11(1)	613,000	640,615	5.05%, 12/1/10(1)	150,000	153,039
Deutsche Telekom			Caterpillar Financial
International Finance BV,			Services Corp.,
5.375%, 3/23/11(1)	200,000	206,970	6.125%, 2/17/14(1)	140,000	136,154
Koninklijke KPN NV,					289,193
8.00%, 10/1/10(1)	300,000	310,493	MEDIA — 1.0%
Telefonica Emisiones SAU,			Comcast Cable
5.98%, 6/20/11(1)	300,000	308,754	Communications LLC,
Verizon Communications,			6.75%, 1/30/11(1)	140,000	144,929
Inc., 5.35%, 2/15/11(1)	200,000	204,695	Shaw Communications, Inc.,
Verizon Wireless Capital			8.25%, 4/11/10(1)	150,000	150,750
LLC, 5.55%, 2/1/14(1)(3)	200,000	200,469	Time Warner Cable, Inc.,
		1,871,996	5.40%, 7/2/12(1)	300,000	290,089
ELECTRIC UTILITIES — 0.3%			Time Warner, Inc.,
FirstEnergy Corp.,			5.50%, 11/15/11(1)	300,000	296,189
6.45%, 11/15/11(1)	150,000	150,240			881,957
Virginia Electric and Power			OIL, GAS & CONSUMABLE FUELS — 2.1%
Co., 4.50%, 12/15/10(1)	85,000	86,346	BP Capital Markets plc,
		236,586	3.125%, 3/10/12(1)	200,000	200,970
FOOD & STAPLES RETAILING — 0.2%			Burlington Resources
Kroger Co. (The),			Finance Co.,
6.80%, 4/1/11(1)	140,000	148,007	6.68%, 2/15/11(1)	150,000	161,664
			ConocoPhillips,
FOOD PRODUCTS — 0.4%			4.75%, 2/1/14(1)	100,000	104,172
General Mills, Inc.,			Devon Financing Corp. ULC,
5.65%, 9/10/12(1)	100,000	105,749	6.875%, 9/30/11(1)	200,000	209,326
General Mills, Inc.,			El Paso Corp.,
5.25%, 8/15/13(1)	100,000	103,438	7.75%, 6/15/10(1)	150,000	148,528
Kellogg Co., 6.60%, 4/1/11(1)	150,000	160,573	Enterprise Products
		369,760	Operating LP, 4.95%,
GAS UTILITIES — 0.2%			6/1/10(1)	100,000	98,293
Southern California Gas Co.,			Forest Oil Corp.,
4.375%, 1/15/11(1)	150,000	153,211	8.50%, 2/15/14(1)(3)	50,000	46,625

16

Short Duration

	Principal			Principal
	Amount	Value		Amount	Value
Kerr-McGee Corp.,			Commercial Mortgage-Backed
6.875%, 9/15/11(1)	$ 100,000	$ 102,286	Securities(4) — 9.6%
Kinder Morgan Finance Co.			Banc of America
ULC, 5.35%, 1/5/11(1)	150,000	144,000	Commercial Mortgage, Inc.,
Sabine Pass LNG LP,			Series 2000-2, Class B, VRN,
7.25%, 11/30/13(1)	100,000	71,000	7.38%, 4/1/09(1)	$ 300,000	$ 294,389
Shell International Finance			Banc of America
BV, 4.00%, 3/21/14(1)	500,000	507,833	Commercial Mortgage, Inc.,
		1,794,697	Series 2002 PB2, Class A3
PHARMACEUTICALS — 1.8%			SEQ, 6.09%, 6/11/35(1)	48,035	48,171
American Home Products			Banc of America
Corp., 6.95%, 3/15/11(1)	200,000	213,166	Commercial Mortgage, Inc.,
Novartis Capital Corp.,			Series 2004-1 SEQ, Class
4.125%, 2/10/14(1)	130,000	133,056	A3, 4.43%, 11/10/39(1)	450,000	408,768
Pfizer, Inc.,			Banc of America
4.45%, 3/15/12(1)	1,000,000	1,027,885	Commercial Mortgage, Inc.,
Roche Holdings, Inc.,			Series 2004-2, Class A3
5.00%, 3/1/14(1)(3)	200,000	205,015	SEQ, 4.05%, 11/10/38(1)	350,000	328,347
		1,579,122	Bear Stearns Commercial
			Mortgage Securities Trust
ROAD & RAIL — 0.3%			STRIPS-COUPON, Series
Norfolk Southern Corp.,			2004 T16, Class X2, VRN,
6.75%, 2/15/11(1)	100,000	104,923	0.89%, 4/1/09(1)	1,198,346	22,713
Union Pacific Corp.,			Chase Commercial
3.625%, 6/1/10(1)	200,000	199,280	Mortgage Securities Corp.,
		304,203	Series 2000-1, Class B, VRN,
SOFTWARE — 0.3%			7.80%, 4/1/09(1)	1,000,000	988,609
Intuit, Inc.,			Chase Commercial
5.75%, 3/15/17(1)	200,000	174,539	Mortgage Securities Corp.,
Oracle Corp.,			Series 2000-2, Class C, VRN,
5.00%, 1/15/11(1)	100,000	104,894	7.93%, 4/1/09(1)	300,000	295,928
		279,433	Chase Manhattan Bank-First
			Union National Bank, Series
SPECIALTY RETAIL — 0.4%			1999-1, Class C, VRN,
Home Depot, Inc. (The),			7.63%, 4/1/09(1)	600,000	600,949
4.625%, 8/15/10(1)	150,000	150,353	Commercial Mortgage
Staples, Inc.,			Acceptance Corp. STRIPS-
9.75%, 1/15/14(1)	150,000	157,238	COUPON, Series 1998 C2,
		307,59	Class X, VRN,
			1.19%, 4/1/09(1)	235,215	12,118
TOBACCO — 0.2%			Credit Suisse First Boston
Altria Group, Inc.,			Mortgage Securities Corp.,
8.50%, 11/10/13(1)	200,000	217,200	Series 2000 C1, Class B,
WIRELESS TELECOMMUNICATION			VRN, 7.73%, 4/13/09(1)	439,000	432,549
SERVICES — 0.4%			Credit Suisse First Boston
Vodafone Group plc,			Mortgage Securities Corp.,
5.50%, 6/15/11(1)	100,000	103,595	Series 2002 CKN2, Class A3
Vodafone Group plc,			SEQ, 6.13%, 4/15/37(1)	775,000	761,930
5.00%, 12/16/13(1)	200,000	202,980	Credit Suisse Mortgage
		306,575	Capital Certificates, Series
			2007 C4, Class A3, VRN,
TOTAL CORPORATE BONDS			5.81%, 4/1/09(1)	475,000	303,173
(Cost $12,226,740)		12,288,691

17

Short Duration

	Principal			Principal
	Amount	Value		Amount	Value
GMAC Commercial			J.P. Morgan Mortgage Trust,
Mortgage Securities, Inc.,			Series 2004 A4, Class 2A2,
Series 2005 C1, Class A2			VRN, 4.62%, 4/1/09(1)	$ 155,934	$ 128,073
SEQ, 4.47%, 5/10/43(1)	$ 997,955	$ 986,072	Wells Fargo Mortgage
LB-UBS Commercial			Backed Securities Trust,
Mortgage Trust, Series 2003			Series 2003 J, Class 2A4,
C3, Class A3 SEQ,			VRN, 4.45%, 4/1/09(1)	42,016	41,465
3.85%, 5/15/27(1)	200,000	185,960	Wells Fargo Mortgage
LB-UBS Commercial			Backed Securities Trust,
Mortgage Trust, Series 2004			Series 2004 EE, Class 3A1,
C4, Class A2, VRN,			VRN, 4.43%, 4/1/09(1)	197,930	171,622
4.57%, 4/13/09(1)	185,764	185,582			625,446
LB-UBS Commercial
Mortgage Trust, Series 2005			U.S. GOVERNMENT AGENCY COLLATERALIZED
C2, Class A2 SEQ,			MORTGAGE OBLIGATIONS — 3.8%
4.82%, 4/15/30(1)	306,387	281,446	FHLMC, Series 2430, Class
LB-UBS Commercial			QC, 5.50%, 2/15/17(1)	728,596	763,172
Mortgage Trust, Series 2005			FHLMC, Series 2522, Class
C3, Class A3 SEQ,			XA SEQ, 5.00%, 8/15/16(1)	87,141	88,238
4.65%, 7/15/30(1)	750,000	676,751	FHLMC, Series 2750, Class
Lehman Brothers			WD SEQ, 4.50%, 9/15/15(1)	59,534	59,838
Commercial Conduit			FHLMC, Series 2763, Class
Mortgage Trust, Series			PB, 4.50%, 6/15/14(1)	10,376	10,367
1999 C1, Class B,			FHLMC, Series 3101, Class
6.93%, 6/15/31(1)	380,000	379,006	PA, 5.50%, 10/15/25(1)	356,885	363,705
Lehman Brothers			FHLMC, Series 3370, Class
Commercial Conduit			FB, VRN, 0.81%, 4/15/09,
Mortgage Trust, Series 1999			resets monthly off the
C2, Class A2 SEQ,			1-month LIBOR plus 0.25%
7.33%, 10/15/32	1,009,900	1,014,533	with a cap of 7.00%	447,805	445,405
Morgan Stanley Capital I,			FNMA, Series 2001-61,
Series 2004 HQ3, Class A2			Class VN, 6.00%, 3/25/18(1)	107,651	107,949
SEQ, 4.05%, 1/13/41(1)	116,216	114,122	FNMA, Series 2002-74, Class
TOTAL COMMERCIAL			PD, 5.00%, 11/25/15(1)	312,461	314,355
MORTGAGE-BACKED SECURITIES			FNMA, Series 2003-54,
(Cost $8,192,048)		8,321,116	Class TC, 4.50%, 5/25/15(1)	142,935	144,427
			FNMA, Series 2004-9, Class
Collateralized Mortgage			YJ, 4.00%, 10/25/13(1)	29,601	29,611
Obligations(4) — 4.5%			FNMA, Series 2005-47, Class
PRIVATE SPONSOR COLLATERALIZED			AN SEQ, 5.00%, 12/25/16(1)	120,020	122,399
MORTGAGE OBLIGATIONS — 0.7%			FNMA, Series 2006-4, Class
Countrywide Home Loan			A SEQ, 6.00%, 11/25/22(1)	175,202	178,997
Mortgage Pass-Through			FNMA, Series 2006-77, Class
Trust, Series 2003-37, Class			PD, 6.50%, 10/25/30(1)	446,345	463,559
2A2, VRN, 5.11%, 4/1/09(1)	232,830	125,417	GNMA, Series 2003-
Credit Suisse First Boston			51, Class KA, 3.50%,
Mortgage Securities Corp.,			10/20/28(1)	170,592	170,846
Series 2003 AR28, Class					3,262,868
2A1, VRN, 4.90%, 4/1/09(1)	112,999	98,468	TOTAL COLLATERALIZED MORTGAGE
J.P. Morgan Mortgage Trust,			OBLIGATIONS
Series 2004 A2, Class 1A1,			(Cost $4,000,684)		3,888,314
VRN, 4.36%, 4/1/09(1)	73,370	60,401

18

Short Duration

	Principal			Principal
	Amount	Value		Amount	Value
U.S. Government Agency			Asset-Backed Securities(4) — 1.2%
Mortgage-Backed Securities(4) — 3.0%			CNH Equipment Trust, Series
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY			2007 C, Class A3A SEQ,
MORTGAGE-BACKED SECURITIES — 0.1%			5.21%, 12/15/11(1)	$ 400,000	$ 405,555
FNMA, VRN,			Detroit Edison Securitization
5.63%, 3/1/12(1)	$ 85,826	$ 88,967	Funding LLC, Series
			2001-1, Class A4 SEQ,
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-			6.19%, 3/1/13(1)	116,831	121,988
BACKED SECURITIES — 2.9%			Peco Energy Transition Trust,
FHLMC, 5.00%, 10/1/10(1)	260,166	265,481	Series 2000 A, Class A4
FHLMC, 5.50%, 12/1/36(1)	201,255	209,095	SEQ, 7.65%, 3/1/10(1)	500,000	511,249
FHLMC, 5.50%, 1/1/38(1)	184,134	191,307	TOTAL ASSET-BACKED SECURITIES
FNMA, 5.00%, 7/1/20(1)	307,181	319,733	(Cost $1,023,633)		1,038,792
FNMA, 5.00%, 2/1/36(1)	466,290	482,282	Temporary Cash Investments — 5.2%
FNMA, 5.50%, 7/1/36(1)	87,018	90,438	Repurchase Agreement, Credit Suisse First
GNMA, 6.00%, 8/20/38	889,426	929,666	Boston, Inc., (collateralized by various U.S.
		2,488,002	Treasury obligations, 7.50%, 11/15/24,
			valued at $227,297), in a joint trading
TOTAL U.S. GOVERNMENT AGENCY			account at 0.10%, dated 3/31/09, due
MORTGAGE-BACKED SECURITIES			4/1/09 (Delivery value $223,001)(1)		223,000
(Cost $2,518,923)		2,576,969	Repurchase Agreement, Deutsche Bank
Municipal Securities — 2.6%			Securities, Inc., (collateralized by various
Baltimore County GO,			U.S. Treasury obligations, 2.75%, 10/31/13,
(Consolidated Public			valued at $4,345,369), in a joint trading
Improvement),			account at 0.10%, dated 3/31/09, due
5.00%, 8/1/12(1)	500,000	560,985	4/1/09 (Delivery value $4,262,012)(1)		4,262,000
Bay Area Toll Auth. Toll			TOTAL TEMPORARY
Bridge Rev., Series 2001 D,			CASH INVESTMENTS
(San Francisco Bay Area),			(Cost $4,485,000)		4,485,000
5.00%, 4/1/11, Prerefunded			TOTAL INVESTMENT
at 100% of Par(1)(5)	400,000	432,644	SECURITIES — 98.0%
City of Lincoln Electric			(Cost $84,154,085)		84,954,183
System Rev., 5.25%, 9/1/11,			OTHER ASSETS
Prerefunded at 100%			AND LIABILITIES — 2.0%		1,705,521
of Par(1)(5)	150,000	165,114	TOTAL NET ASSETS — 100.0%		$86,659,704
Michigan Municipal Bond
Auth. Rev., (Clean Water
Revolving Fund), 5.625%,
10/1/10, Prerefunded at
101% of Par(1)(5)	550,000	594,792
Minnesota GO,
5.00%, 11/1/10(1)	500,000	532,340
TOTAL MUNICIPAL SECURITIES
(Cost $2,248,439)		2,285,875

19

	Short Duration

	Futures Contracts
			Underlying Face
	Contracts Purchased	Expiration Date	Amount at Value	Unrealized Gain (Loss)
	15 U.S. Treasury 2-Year Notes	June 2009	$3,268,359	$17,076

	Swap Agreements
Notional Amount	Description of Agreement		Expiration Date	Unrealized Gain (Loss)
	CREDIT DEFAULT — SELL PROTECTION
$288,000	Receive an up-front premium of $56,250 and		December 2013
	receive quarterly a fixed rate equal to 5.00%
	multiplied by the notional amount and pay
	Barclays Bank plc upon each default event of
	one of the issues of CDX North America High
	Yield 11 Index, par value of the proportional
	notional amount. Market value at period end
	was $82,398.*			$(26,148)

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

Notes to Schedule of Investments

CDX = Credit Derivative Indexes	(1)	Security, or a portion thereof, has been segregated for futures
Equivalent = Security whose principal payments are backed by the full		contracts and/or swap agreements. At the period end, the
faith and credit of the United States		aggregate value of securities pledged was $3,557,000.
FHLB = Federal Home Loan Bank	(2)	The debt is guaranteed under the Federal Deposit Insurance
FHLMC = Federal Home Loan Mortgage Corporation		Corporation’s (FDIC) Temporary Liquidity Guarantee Program and
FNMA = Federal National Mortgage Association		is backed by the full faith and credit of the United States. The
GMAC = General Motors Acceptance Corporation		expiration date of the FDIC’s guarantee is the earlier of the maturity
GNMA = Government National Mortgage Association		date of the debt or June 30, 2012.
GO = General Obligation	(3)	Security was purchased under Rule 144A of the Securities Act
LB-UBS = Lehman Brothers, Inc. — UBS AG		of 1933 or is a private placement and, unless registered under the
LIBOR = London Interbank Offered Rate		Act or exempted from registration, may only be sold to qualified
resets = The frequency with which a security’s coupon changes,		institutional investors. The aggregate value of these securities at
based on current market conditions or an underlying index. The more		the period end was $899,527, which represented 1.0% of total
frequently a security resets, the less risk the investor is taking that the		net assets.
coupon will vary significantly from current market rates.	(4)	Final maturity indicated, unless otherwise noted.
SEQ = Sequential Payer	(5)	Escrowed to maturity in U.S. government securities or state and
STRIPS = Separate Trading of Registered Interest and Principal		local government securities.
of Securities
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown
is effective at the period end.	Industry classifications are unaudited.

See Notes to Financial Statements.

20

Core Plus

MARCH 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
U.S. Government Agency Mortgage-			Lockheed Martin Corp.,
Backed Securities(1) — 35.4%			6.15%, 9/1/36(2)	$ 60,000	$ 60,915
FHLMC, 5.00%, 10/1/10(2)	$ 650,415	$ 663,703	United Technologies Corp.,
FHLMC, 4.50%, 6/1/21(2)	337,021	347,897	6.125%, 2/1/19(2)	80,000	86,346
FHLMC, 5.50%, 1/1/38(2)	257,787	267,829	United Technologies Corp.,
FHLMC, 5.50%, 4/1/38(2)	1,466,529	1,523,575	6.05%, 6/1/36(2)	95,000	95,538
FHLMC, 6.50%, 7/1/47(2)	20,488	21,540	United Technologies Corp.,
FNMA, 6.00%, settlement			6.125%, 7/15/38(2)	30,000	30,604
date 4/14/09(3)	2,961,000	3,092,856			365,049
FNMA, 6.50%, settlement			AIR FREIGHT & LOGISTICS — 0.1%
date 4/14/09(3)	657,000	692,006	United Parcel Service, Inc.,
FNMA, 5.00%, 7/1/20(2)	665,543	692,740	3.875%, 4/1/14	60,000	60,242
FNMA, 5.00%, 11/1/33(2)	400,091	414,250	AUTOMOBILES — 0.1%
FNMA, 5.00%, 8/1/34(2)	791,550	818,917	American Honda Finance
FNMA, 5.50%, 8/1/34	1,709,510	1,779,894	Corp., 7.625%, 10/1/18(2)(4)	30,000	28,312
FNMA, 5.00%, 8/1/35(2)	429,783	444,524	BEVERAGES — 0.8%
FNMA, 4.50%, 9/1/35(2)	452,355	463,049	Coca-Cola Co. (The),
FNMA, 5.50%, 7/1/36(2)	542,120	563,423	5.35%, 11/15/17(2)	60,000	64,248
FNMA, 5.50%, 12/1/36(2)	999,171	1,038,436	Coca-Cola Enterprises, Inc.,
FNMA, 6.50%, 8/1/37(2)	311,001	326,904	3.75%, 3/1/12(2)	50,000	51,061
FNMA, 5.00%, 3/1/38	2,228,608	2,302,479	Coca-Cola Enterprises, Inc.,
FNMA, 6.50%, 6/1/47(2)	11,940	12,543	7.375%, 3/3/14(2)	100,000	113,753
FNMA, 6.50%, 8/1/47(2)	32,020	33,637	Diageo Capital plc,
FNMA, 6.50%, 8/1/47(2)	42,620	44,772	5.20%, 1/30/13(2)	40,000	40,686
FNMA, 6.50%, 9/1/47(2)	5,211	5,474	Dr Pepper Snapple Group,
FNMA, 6.50%, 9/1/47(2)	36,839	38,699	Inc., 6.82%, 5/1/18(2)	30,000	28,380
FNMA, 6.50%, 9/1/47(2)	43,396	45,587	PepsiAmericas, Inc.,
FNMA, 6.50%, 9/1/47(2)	50,689	53,249	4.375%, 2/15/14(2)	30,000	30,042
FNMA, 6.50%, 9/1/47(2)	75,202	78,999	PepsiCo, Inc.,
GNMA, 6.00%, 9/20/38(2)	897,236	937,829	7.90%, 11/1/18(2)	60,000	73,901
GNMA, 5.50%, 12/20/38	1,961,419	2,041,592	SABMiller plc,
TOTAL U.S. GOVERNMENT AGENCY			6.20%, 7/1/11(2)(4)	30,000	30,271
MORTGAGE-BACKED SECURITIES					432,342
(Cost $18,232,589)		18,746,403	BIOTECHNOLOGY — 0.2%
Corporate Bonds — 23.3%			Amgen, Inc.,
AEROSPACE & DEFENSE — 0.7%			5.85%, 6/1/17(2)	40,000	41,053
Honeywell International, Inc.,			Amgen, Inc.,
3.875%, 2/15/14(2)	30,000	30,304	6.40%, 2/1/39(2)	60,000	57,941
Honeywell International, Inc.,					98,994
5.30%, 3/15/17(2)	30,000	30,605	CAPITAL MARKETS — 1.5%
Honeywell International, Inc.,			Bear Stearns Cos., Inc.
5.30%, 3/1/18(2)	30,000	30,737	(The), 6.40%, 10/2/17(2)	110,000	107,299
			Credit Suisse (New York),
			5.00%, 5/15/13(2)	70,000	67,726
			Deutsche Bank
			AG (London),
			4.875%, 5/20/13(2)	40,000	39,285

21

Core Plus

	Principal			Principal
	Amount	Value		Amount	Value
Goldman Sachs Group, Inc.			General Electric Capital
(The), 5.125%, 1/15/15(2)	$ 120,000	$ 108,362	Corp., 6.875%, 1/10/39(2)	$ 40,000	$ 32,750
Goldman Sachs Group, Inc.			John Deere Capital Corp.,
(The), 6.15%, 4/1/18(2)	60,000	54,933	4.50%, 4/3/13(2)	20,000	19,645
Goldman Sachs Group, Inc.			John Deere Capital Corp.,
(The), 7.50%, 2/15/19(2)(5)	80,000	80,018	4.90%, 9/9/13(2)	50,000	49,798
Merrill Lynch & Co., Inc.,			John Deere Capital Corp.,
4.79%, 8/4/10(2)	125,000	113,684	5.50%, 4/13/17(2)	60,000	56,985
Merrill Lynch & Co., Inc.,					231,251
6.15%, 4/25/13(2)	60,000	50,496	DIVERSIFIED FINANCIAL SERVICES — 1.2%
Morgan Stanley,			Bank of America Corp.,
6.00%, 4/28/15(2)	200,000	189,232	4.375%, 12/1/10(2)	90,000	85,013
		811,035	Bank of America Corp.,
CHEMICALS — 0.2%			4.90%, 5/1/13(2)	70,000	62,959
Air Products & Chemicals,			Bank of America N.A.,
Inc., 4.15%, 2/1/13(2)	40,000	39,768	5.30%, 3/15/17(2)	100,000	73,635
E.I. du Pont de Nemours &			Bank of America N.A.,
Co., 5.00%, 1/15/13(2)	50,000	52,135	6.00%, 10/15/36(2)	75,000	49,796
Rohm & Haas Co.,			BP Capital Markets plc,
5.60%, 3/15/13(2)	20,000	18,747	5.25%, 11/7/13(2)	70,000	75,032
		110,650	Citigroup, Inc.,
COMMERCIAL BANKS — 0.4%			5.50%, 4/11/13(2)(5)	90,000	79,168
PNC Bank N.A.,			Citigroup, Inc., 6.125%,
4.875%, 9/21/17(2)	60,000	51,354	5/15/18(2)(5)	70,000	60,561
PNC Bank N.A.,			JPMorgan Chase & Co.,
6.00%, 12/7/17(2)	30,000	27,621	6.00%, 1/15/18(2)	130,000	131,622
Wachovia Bank N.A.,			Pricoa Global Funding I,
4.80%, 11/1/14(2)	50,000	41,639	5.40%, 10/18/12(2)(4)	50,000	42,445
Wells Fargo & Co.,					660,231
4.375%, 1/31/13(2)(5)	30,000	27,995	DIVERSIFIED TELECOMMUNICATION
Wells Fargo Bank N.A.,			SERVICES — 2.2%
6.45%, 2/1/11(2)	80,000	78,428	AT&T, Inc., 6.25%, 3/15/11(2)	60,000	62,703
		227,037	AT&T, Inc., 6.70%,
COMMERCIAL SERVICES & SUPPLIES — 0.2%			11/15/13(2)(5)	60,000	64,175
Pitney Bowes, Inc.,			AT&T, Inc.,
5.75%, 9/15/17(2)	20,000	19,992	5.10%, 9/15/14(2)(5)	30,000	30,152
Waste Management, Inc.,			AT&T, Inc.,
7.375%, 3/11/19(2)	100,000	102,243	6.80%, 5/15/36(2)	70,000	66,420
		122,235	AT&T, Inc.,
COMMUNICATIONS EQUIPMENT — 0.1%			6.55%, 2/15/39(2)	80,000	72,899
Cisco Systems, Inc.,			Deutsche Telecom
4.95%, 2/15/19(2)	50,000	49,326	International Finance BV,
COMPUTERS & PERIPHERALS(6)			6.75%, 8/20/18	100,000	100,624
Hewlett-Packard Co.,			Deutsche Telekom
6.125%, 3/1/14(2)	10,000	10,665	International Finance BV,
CONSUMER FINANCE — 0.4%			8.75%, 6/15/30(2)	40,000	42,894
General Electric Capital			Embarq Corp.,
Corp., 4.80%, 5/1/13(2)(5)	30,000	28,151	7.08%, 6/1/16(2)	50,000	45,061
General Electric Capital			Koninklijke KPN NV,
Corp., 5.625%, 9/15/17(2)	50,000	43,922	8.375%, 10/1/30(2)	30,000	31,202
			Qwest Corp.,
			7.875%, 9/1/11(2)	20,000	19,800

22

Core Plus

	Principal			Principal
	Amount	Value		Amount	Value
Qwest Corp., 7.50%,			ELECTRICAL EQUIPMENT — 0.1%
10/1/14(2)	$ 80,000	$ 73,200	Rockwell Automation, Inc.,
Sprint Capital Corp.,			6.25%, 12/1/37(2)	$ 50,000	$ 49,436
6.90%, 5/1/19(2)	100,000	71,000	ENERGY EQUIPMENT & SERVICES — 0.2%
Telefonica Emisiones SAU,			Weatherford International
5.98%, 6/20/11(2)	100,000	102,918	Ltd., 9.625%, 3/1/19(2)	100,000	103,662
Telefonica Emisiones SAU,			FOOD & STAPLES RETAILING — 1.0%
7.05%, 6/20/36(2)	40,000	41,293	CVS Caremark Corp.,
Verizon Communications,			6.60%, 3/15/19(2)	60,000	60,628
Inc., 5.55%, 2/15/16(2)	30,000	29,565	Delhaize Group,
Verizon Communications,			5.875%, 2/1/14(2)	60,000	60,069
Inc., 5.50%, 2/15/18(2)	30,000	28,625	Kroger Co. (The),
Verizon Communications,			6.80%, 4/1/11(2)	57,000	60,260
Inc., 8.75%, 11/1/18(2)(5)	110,000	126,095	Kroger Co. (The),
Verizon Communications,			5.00%, 4/15/13(2)	70,000	70,341
Inc., 6.40%, 2/15/38(2)	40,000	36,433	SYSCO Corp.,
Verizon Wireless Capital			4.20%, 2/12/13(2)	50,000	51,408
LLC, 5.55%, 2/1/14(2)(4)	70,000	70,164	Wal-Mart Stores, Inc.,
Verizon Wireless Capital			3.00%, 2/3/14(2)	80,000	79,840
LLC, 8.50%, 11/15/18(2)(4)	40,000	45,779	Wal-Mart Stores, Inc.,
		1,161,002	5.875%, 4/5/27(2)	95,000	94,998
ELECTRIC UTILITIES — 1.3%			Wal-Mart Stores, Inc.,
Carolina Power & Light Co.,			6.50%, 8/15/37(2)	30,000	31,336
5.30%, 1/15/19(2)	30,000	30,437	Wal-Mart Stores, Inc.,
Cleveland Electric			6.20%, 4/15/38(2)	30,000	30,467
Illuminating Co. (The),					539,347
5.70%, 4/1/17(2)	60,000	53,401	FOOD PRODUCTS — 0.7%
Duke Energy Carolinas LLC,			Campbell Soup Co.,
7.00%, 11/15/18(2)	60,000	69,029	4.50%, 2/15/19(2)	30,000	29,985
Duke Energy Corp., 6.30%,			General Mills, Inc.,
2/1/14(2)	60,000	61,515	5.65%, 9/10/12(2)	60,000	63,449
FirstEnergy Corp., 6.45%,			General Mills, Inc.,
11/15/11(2)	90,000	90,144	5.25%, 8/15/13(2)	60,000	62,063
Florida Power & Light Co.,			General Mills, Inc.,
5.96%, 4/1/39(2)	60,000	61,082	5.65%, 2/15/19(2)	50,000	51,037
Florida Power Corp.,			Kellogg Co., 6.60%, 4/1/11(2)	20,000	21,410
5.65%, 6/15/18(2)	30,000	31,336	Kellogg Co.,
Florida Power Corp.,			5.125%, 12/3/12(2)	50,000	52,894
6.35%, 9/15/37(2)	20,000	20,859	Kraft Foods, Inc.,
Pacificorp, 6.00%,			6.00%, 2/11/13(2)	40,000	42,190
1/15/39(2)	90,000	89,348	Kraft Foods, Inc.,
Progress Energy, Inc.,			6.75%, 2/19/14(2)	10,000	10,827
6.05%, 3/15/14(2)	50,000	50,440	Kraft Foods, Inc.,
Southern California Edison			6.125%, 2/1/18(2)	50,000	50,232
Co., 5.625%, 2/1/36(2)	70,000	66,675			384,087
Virginia Electric & Power
Co., 8.875%, 11/15/38(2)	70,000	85,967
		710,233

23

Core Plus

	Principal			Principal
	Amount	Value		Amount	Value
HEALTH CARE EQUIPMENT & SUPPLIES — 0.3%			IT SERVICES — 0.2%
Baxter International, Inc.,			International Business
4.00%, 3/1/14(2)	$ 50,000	$ 50,902	Machines Corp.,
Baxter International, Inc.,			5.70%, 9/14/17(2)	$ 100,000	$ 103,830
5.90%, 9/1/16(2)	50,000	52,857	MACHINERY — 0.4%
Baxter International, Inc.,			Caterpillar Financial
5.375%, 6/1/18(2)	30,000	30,917	Services Corp.,
Baxter International, Inc.,			4.85%, 12/7/12(2)	20,000	19,736
6.25%, 12/1/37(2)	20,000	20,720	Caterpillar Financial
		155,396	Services Corp.,
			6.125%, 2/17/14(2)	80,000	77,802
HOTELS, RESTAURANTS & LEISURE — 0.4%			Caterpillar Financial
McDonald’s Corp., 5.35%,			Services Corp.,
3/1/18(2)	60,000	63,459	5.45%, 4/15/18(2)	70,000	60,200
McDonald’s Corp.,			SPX Corp.,
5.00%, 2/1/19(2)	30,000	31,287	7.625%, 12/15/14(2)	50,000	48,250
McDonald’s Corp.,					205,988
6.30%, 10/15/37(2)	20,000	20,579
Yum! Brands, Inc.,			MEDIA — 1.6%
8.875%, 4/15/11(2)	50,000	53,379	Comcast Cable
Yum! Brands, Inc.,			Communications LLC,
6.875%, 11/15/37(2)	25,000	20,808	6.75%, 1/30/11(2)	100,000	103,521
		189,512	Comcast Corp.,
			6.50%, 1/15/15(2)	30,000	29,871
HOUSEHOLD DURABLES — 0.4%			Comcast Corp.,
Pulte Homes, Inc.,			5.90%, 3/15/16(2)	100,000	96,748
7.875%, 8/1/11(2)	200,000	193,000	Comcast Corp.,
HOUSEHOLD PRODUCTS — 0.3%			5.70%, 5/15/18(2)	30,000	28,193
Kimberly-Clark Corp.,			Comcast Corp.,
6.125%, 8/1/17(2)	20,000	21,579	6.40%, 5/15/38(2)	30,000	26,297
Kimberly-Clark Corp.,			Pearson Dollar Finance Two
7.50%, 11/1/18(2)	40,000	47,385	plc, 6.25%, 5/6/18(2)(4)(5)	100,000	87,037
Procter & Gamble Co. (The),			Rogers Cable, Inc.,
4.60%, 1/15/14(2)	70,000	74,193	6.25%, 6/15/13(2)	70,000	70,525
		143,157	Shaw Communications, Inc.,
INDUSTRIAL CONGLOMERATES — 0.6%			8.25%, 4/11/10(2)	100,000	100,500
General Electric Co.,			Time Warner Cable, Inc.,
5.00%, 2/1/13(2)	250,000	250,330	5.40%, 7/2/12(2)(5)	60,000	58,018
General Electric Co.,			Time Warner Cable, Inc.,
5.25%, 12/6/17(2)	50,000	46,350	6.75%, 7/1/18(2)	70,000	65,832
		296,680	Time Warner Cable, Inc.,
INSURANCE — 0.5%			8.75%, 2/14/19(2)(5)	60,000	63,828
Berkshire Hathaway Finance			Time Warner, Inc.,
Corp., 5.00%, 8/15/13(2)(5)	30,000	30,893	5.50%, 11/15/11(2)	80,000	78,984
Lincoln National Corp.,			Viacom, Inc.,
6.30%, 10/9/37(2)	40,000	17,192	6.25%, 4/30/16(2)	60,000	52,757
MetLife Global Funding I,					862,111
5.125%, 4/10/13(2)(4)	170,000	155,451
New York Life Global
Funding, 4.65%, 5/9/13(2)(4)	70,000	68,252
		271,788

24

Core Plus

	Principal			Principal
	Amount	Value		Amount	Value
METALS & MINING — 0.3%			OIL, GAS & CONSUMABLE FUELS — 2.2%
ArcelorMittal,			Anadarko Petroleum Corp.,
6.125%, 6/1/18(2)	$ 40,000	$ 28,990	5.95%, 9/15/16(2)	$ 40,000	$ 34,510
Barrick Gold Corp.,			Anadarko Petroleum Corp.,
6.95%, 4/1/19	50,000	50,329	8.70%, 3/15/19(2)	90,000	90,251
BHP Billiton Finance USA			Canadian Natural Resources
Ltd., 6.50%, 4/1/19(2)	40,000	40,629	Ltd., 5.70%, 5/15/17(2)	20,000	17,863
Freeport-McMoRan Copper			ConocoPhillips,
& Gold, Inc.,			6.50%, 2/1/39(2)	80,000	78,392
8.25%, 4/1/15(2)	50,000	47,930	El Paso Corp.,
Rio Tinto Finance USA Ltd.,			7.75%, 6/15/10(2)	50,000	49,509
5.875%, 7/15/13(2)	20,000	17,958	El Paso Corp.,
		185,836	6.875%, 6/15/14(2)	50,000	44,807
MULTILINE RETAIL — 0.1%			Enbridge Energy Partners
Kohl’s Corp.,			LP, 6.50%, 4/15/18(2)	50,000	43,900
6.875%, 12/15/37(2)	20,000	15,110	Enterprise Products
Macy’s Retail Holdings, Inc.,			Operating LP,
5.35%, 3/15/12(2)(5)	20,000	15,709	4.95%, 6/1/10(2)	60,000	58,976
		30,819	Enterprise Products
MULTI-UTILITIES — 0.9%			Operating LP,
CenterPoint Energy			6.30%, 9/15/17(2)	80,000	73,902
Resources Corp.,			Forest Oil Corp.,
6.125%, 11/1/17(2)	20,000	17,247	8.50%, 2/15/14(2)(4)	50,000	46,625
CenterPoint Energy			Kinder Morgan Finance Co.
Resources Corp.,			ULC, 5.35%, 1/5/11(2)	50,000	48,000
6.25%, 2/1/37(2)	40,000	26,563	Marathon Oil Corp.,
Dominion Resources, Inc.,			7.50%, 2/15/19(2)	50,000	50,497
6.40%, 6/15/18(2)	30,000	29,980	Nexen, Inc., 6.40%,
Georgia Power Co.,			5/15/37(2)	40,000	28,484
6.00%, 11/1/13(2)	60,000	65,124	Premcor Refining Group, Inc.
NSTAR Electric Co.,			(The), 6.125%, 5/1/11(2)	150,000	151,706
5.625%, 11/15/17(2)	80,000	84,274	Sabine Pass LNG LP,
Pacific Gas & Electric Co.,			7.25%, 11/30/13(2)	100,000	71,000
4.20%, 3/1/11(2)	50,000	50,799	Shell International Finance
Pacific Gas & Electric Co.,			BV, 4.00%, 3/21/14(2)	140,000	142,193
8.25%, 10/15/18(2)	30,000	35,425	Shell International Finance
Pacific Gas & Electric Co.,			BV, 6.375%, 12/15/38(2)	30,000	31,755
5.80%, 3/1/37(2)	20,000	19,116	TransCanada PipeLines Ltd.,
Pacific Gas & Electric Co.,			6.20%, 10/15/37(2)	10,000	8,507
6.35%, 2/15/38(2)	20,000	20,178	Williams Cos., Inc. (The),
PG&E Corp.,			8.75%, 1/15/20(2)(4)	60,000	59,803
5.75%, 4/1/14(2)	30,000	30,269	XTO Energy, Inc.,
Public Service Co. of			6.375%, 6/15/38(2)	20,000	17,896
Colorado, 5.80%, 8/1/18(2)	30,000	31,637			1,148,576
Sempra Energy,
8.90%, 11/15/13(2)	40,000	43,536
Sempra Energy,
9.80%, 2/15/19(2)	30,000	33,289
		487,437

25

Core Plus

	Principal			Principal
	Amount	Value		Amount	Value
PHARMACEUTICALS — 1.5%			TOBACCO — 0.2%
Abbott Laboratories,			Altria Group, Inc.,
5.875%, 5/15/16(2)	$ 65,000	$ 69,816	8.50%, 11/10/13(2)	$ 90,000	$ 97,740
Abbott Laboratories,			WIRELESS TELECOMMUNICATION SERVICES — 0.3%
5.60%, 11/30/17(2)	30,000	31,780	Rogers Communications,
Abbott Laboratories,			Inc., 6.80%, 8/15/18(2)	50,000	50,070
6.00%, 4/1/39(2)(5)	40,000	39,967	Vodafone Group plc,
AstraZeneca plc,			5.00%, 12/16/13(2)	40,000	40,596
5.40%, 9/15/12(2)	100,000	106,652	Vodafone Group plc,
AstraZeneca plc,			5.625%, 2/27/17(2)(5)	50,000	49,642
5.90%, 9/15/17(2)	40,000	42,433			140,308
GlaxoSmithKline Capital,			TOTAL CORPORATE BONDS
Inc., 4.85%, 5/15/13(2)	70,000	72,923	(Cost $12,482,762)		12,341,679
GlaxoSmithKline Capital,
Inc., 6.375%, 5/15/38(2)(5)	40,000	40,582	U.S. Treasury Securities — 11.3%
Novartis Capital Corp.,			U.S. Treasury Bonds,
4.125%, 2/10/14(2)	80,000	81,881	8.125%, 8/15/21(2)	527,000	783,748
Pfizer, Inc.,			U.S. Treasury Bonds,
6.20%, 3/15/19(2)	190,000	203,016	3.50%, 2/15/39(2)	300,000	297,376
Roche Holdings, Inc.,			U.S. Treasury Inflation
6.00%, 3/1/19(2)(4)	50,000	51,597	Indexed Bonds,
Wyeth, 5.95%, 4/1/37(2)	30,000	28,382	2.50%, 1/15/29(2)	74,741	81,234
		769,029	U.S. Treasury Inflation
			Indexed Notes,
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.1%			3.00%, 7/15/12(2)	352,296	375,745
ProLogis, 5.625%,			U.S. Treasury Inflation
11/15/16(2)	90,000	45,055	Indexed Notes,
ROAD & RAIL — 0.3%			1.625%, 1/15/18(2)	503,930	511,332
Norfolk Southern Corp.,			U.S. Treasury Inflation
5.75%, 4/1/18(2)	100,000	99,619	Indexed Notes, 1.375%,
Union Pacific Corp., 5.75%,			7/15/18(2)	190,934	189,980
11/15/17(2)(5)	60,000	57,415	U.S. Treasury Notes,
		157,034	1.375%, 3/15/12(2)	1,000,000	1,007,266
SOFTWARE — 0.4%			U.S. Treasury Notes,
Intuit, Inc.,			4.25%, 9/30/12(2)	280,000	308,416
5.75%, 3/15/17(2)	100,000	87,269	U.S. Treasury Notes,
Oracle Corp.,			1.75%, 3/31/14(2)	1,370,000	1,375,887
5.75%, 4/15/18(2)	140,000	146,467	U.S. Treasury Notes,
		233,736	4.75%, 8/15/17(2)	185,000	216,508
			U.S. Treasury Notes,
SPECIALTY RETAIL — 0.9%			2.75%, 2/15/19(2)	800,000	804,874
Home Depot, Inc. (The),			TOTAL U.S. TREASURY SECURITIES
4.625%, 8/15/10(2)	250,000	250,589	(Cost $5,895,542)		5,952,366
Home Depot, Inc. (The),
5.40%, 3/1/16	80,000	72,019
Lowe’s Cos., Inc.,
5.60%, 9/15/12(2)	20,000	21,113
Staples, Inc.,
9.75%, 1/15/14(2)	120,000	125,790
		469,511

26

Core Plus

	Principal			Principal
	Amount	Value		Amount	Value
Commercial Mortgage-Backed			LB-UBS Commercial
Securities(1) — 9.1%			Mortgage Trust, Series
Banc of America			2005 C3, Class A3 SEQ,
Commercial Mortgage, Inc.,			4.65%, 7/15/30(2)	$ 680,000	$ 613,587
Series 2000-2, Class B, VRN,			Lehman Brothers
7.38%, 4/1/09(2)	$ 750,000	$ 735,974	Commercial Conduit
Banc of America			Mortgage Trust, Series
Commercial Mortgage, Inc.,			1999 C1, Class B,
Series 2002 PB2, Class A3			6.93%, 6/15/31(2)	211,000	210,448
SEQ, 6.09%, 6/11/35(2)	48,035	48,171	TOTAL COMMERCIAL MORTGAGE-
Banc of America			BACKED SECURITIES
Commercial Mortgage, Inc.,			(Cost $4,935,811)		4,810,173
Series 2004-1 SEQ, Class			U.S. Government Agency Securities
A3, 4.43%, 11/10/39(2)	330,000	299,763	and Equivalents — 7.0%
Banc of America			FIXED-RATE U.S. GOVERNMENT
Commercial Mortgage, Inc.,			AGENCY SECURITIES — 5.0%
Series 2004-2, Class A3			FHLMC, 5.00%, 1/30/14(2)(5)	800,000	889,016
SEQ, 4.05%, 11/10/38(2)	1,025,000	961,588	FNMA, 1.75%, 3/23/11(2)(5)	250,000	251,780
Bear Stearns Commercial			FNMA, 4.375%, 7/17/13(2)	239,000	259,249
Mortgage Securities Trust			FNMA, 2.75%, 3/13/14(2)(5)	875,000	886,874
STRIPS-COUPON, Series			FNMA, 5.00%, 2/13/17(2)(5)	295,000	323,385
2004 T16, Class X2, VRN,					2,610,304
0.89%, 4/1/09(2)	1,198,346	22,714	GOVERNMENT-BACKED
Chase Commercial			CORPORATE BONDS — 2.0%(7)
Mortgage Securities Corp.,			Bank of America Corp.,
Series 2000-2, Class C, VRN,			3.125%, 6/15/12(2)	400,000	414,186
7.93%, 4/1/09(2)	425,000	419,231	General Electric Capital
Commercial Mortgage			Corp., 2.20%, 6/8/12(2)	400,000	402,938
Acceptance Corp. STRIPS-			Morgan Stanley,
COUPON, Series 1998			2.00%, 9/22/11(2)(5)	250,000	251,679
C2, Class X, VRN,					1,068,803
1.19%, 4/1/09(2)	235,215	12,118	TOTAL U.S. GOVERNMENT AGENCY
Credit Suisse First Boston			SECURITIES AND EQUIVALENTS
Mortgage Securities Corp.,			(Cost $3,559,385)		3,679,107
Series 2000 C1, Class B,			Collateralized Mortgage
VRN, 7.73%, 4/13/09(2)	700,000	689,715	Obligations(1) — 6.1%
Credit Suisse First Boston			PRIVATE SPONSOR COLLATERALIZED
Mortgage Securities Corp.,			MORTGAGE OBLIGATIONS — 2.0%
Series 2002 CKN2, Class A3			Banc of America Alternative
SEQ, 6.13%, 4/15/37(2)	525,000	516,146	Loan Trust, Series
Credit Suisse Mortgage			2007-2, Class 2A4,
Capital Certificates, Series			5.75%, 6/25/37(2)	142,225	86,500
2007 C4, Class A3, VRN,			Chase Mortgage Finance
5.81%, 4/1/09(2)	325,000	207,434	Corp., Series 2005 A1,
Greenwich Capital			Class 2A2 SEQ, VRN,
Commercial Funding Corp.,			5.24%, 4/1/09(2)	182,934	131,370
Series 2006 FL4A, Class A1,			Countrywide Home Loan
VRN, 0.60%, 4/6/09, resets			Mortgage Pass-Through
monthly off the 1-month			Trust, Series 2003-37, Class
LIBOR plus 0.09% with			2A2, VRN, 5.11%, 4/1/09(2)	431,167	232,254
no caps(2)(4)	89,144	72,227
LB-UBS Commercial
Mortgage Trust, Series
2003 C5, Class A2 SEQ,
3.48%, 7/15/27(2)	1,059	1,057

27

Core Plus

	Principal			Principal
	Amount	Value		Amount	Value
Countrywide Home Loan			Municipal Securities — 4.1%
Mortgage Pass-Through			California Educational
Trust, Series 2007-16, Class			Facilities Auth. Rev.,
A1, 6.50%, 10/25/37(2)	$ 205,547	$ 114,139	Series 2007 T1,
Credit Suisse First Boston			(Stanford University),
Mortgage Securities Corp.,			5.00%, 3/15/39(2)	$ 170,000	$ 175,919
Series 2003 AR28, Class			California Infrastructure
2A1, VRN, 4.90%, 4/1/09(2)	161,428	140,668	& Economic Development
J.P. Morgan Mortgage Trust,			Bank Rev., Series 2003
Series 2004 A2, Class 1A1,			A, (Bay Area Toll Bridges
VRN, 4.36%, 4/1/09(2)	174,188	143,399	Seismic Retrofit 1st Lien),
J.P. Morgan Mortgage Trust,			5.00%, 1/1/28, Prerefunded
Series 2005 A7, Class 1A3,			at 100% of Par (Ambac)(2)(8)	500,000	553,240
VRN, 4.98%, 4/1/09(5)	240,000	97,547	Clark County School District
Wachovia Mortgage			GO, Series 2004 D, (Building
Loan Trust LLC, Series			Bonds), 5.00%, 12/15/14,
2005 B, Class 2A4, VRN,			Prerefunded at 100%
5.16%, 4/1/09(2)	240,000	114,275	of Par (MBIA)(2)(8)	400,000	458,300
		1,060,152	Clark County School District
U.S. GOVERNMENT AGENCY COLLATERALIZED			GO, Series 2005 C, (Building
MORTGAGE OBLIGATIONS — 4.1%			Bonds), 5.00%, 12/15/15,
FHLMC, Series 2522, Class			Prerefunded at 100%
XA SEQ, 5.00%, 8/15/16(2)	217,852	220,594	of Par (FSA)(2)(8)	400,000	460,544
FHLMC, Series 3203, Class			Georgia GO, Series 2008 B,
VN SEQ, 5.00%, 6/15/22(2)	200,000	208,616	5.00%, 7/1/18(2)	150,000	174,464
FNMA, Series 2003-10,			Massachusetts Health
Class HW SEQ,			& Educational Facilities
5.00%, 11/25/16(2)	383,681	390,558	Auth. Rev., Series 2002 K,
FNMA, Series 2003-52,			(Massachusetts Institute of
Class KF SEQ, VRN, 0.92%,			Technology), 5.50%, 7/1/32
4/25/09, resets monthly			(GO of Institute)(2)	300,000	333,246
off the 1-month LIBOR plus			TOTAL MUNICIPAL SECURITIES
0.40% with a cap			(Cost $2,087,349)		2,155,713
of 7.50%(2)	79,102	78,288	Asset-Backed Securities(1) — 1.1%
FNMA, Series 2003-54,			CNH Equipment Trust, Series
Class TC, 4.50%, 5/25/15(2)	142,935	144,427	2007 C, Class A3A SEQ,
FNMA, Series 2004-9, Class			5.21%, 12/15/11(2)	521,000	528,235
YJ, 4.00%, 10/25/13(2)	29,601	29,611	SLM Student Loan Trust,
FNMA, Series 2005-47, Class			Series 2007-8, Class A1,
AN SEQ, 5.00%, 12/25/16(2)	300,050	305,998	VRN, 1.39%, 4/27/09, resets
FNMA, Series			quarterly off the 3-month
2006-44, Class OA,			LIBOR plus 0.23% with
5.50%, 12/25/26(2)	781,496	800,539	no caps(2)	68,149	66,563
		2,178,631	TOTAL ASSET-BACKED SECURITIES
TOTAL COLLATERALIZED			(Cost $589,800)		594,798
MORTGAGE OBLIGATIONS
(Cost $3,575,573)		3,238,783

28

Core Plus

	Principal		Principal
	Amount/		Amount		Value
	Shares	Value	Merrill Lynch & Co., Inc.,
Sovereign Governments			VRN, 0.42%, 6/29/09,
& Agencies — 0.4%			resets quarterly off the
Federal Republic of Brazil,			Federal Reserve Prime Loan
5.875%, 1/15/19(2)	$ 100,000	$ 97,290	Rate minus 2.83% with
Province of Ontario Canada,			no caps	$ 150,000	$ 147,293
5.45%, 4/27/16(2)	50,000	54,881	Tango Finance Corp., VRN,
United Mexican States,			0.34%, 6/29/09, resets
5.95%, 3/19/19(2)(5)	70,000	68,600	quarterly off the Federal
TOTAL SOVEREIGN GOVERNMENTS			Reserve Prime Loan Rate
& AGENCIES			minus 2.91% with no caps(4)	150,000	149,561
(Cost $221,349)		220,771	Repurchase Agreement, Barclays Capital,
			Inc., (collateralized by various U.S.
Temporary Cash Investments — 11.2%			Government Agency obligations in a
FHLB Discount Notes,			pooled account at the lending agent),
0.01%, 4/1/09(9)	708,000	708,000	0.23%, dated 3/31/09, due 4/1/09
JPMorgan U.S. Treasury			(Delivery value $200,870)		200,869
Plus Money Market Fund			Repurchase Agreement, BNP Paribas
Agency Shares(2)	596	596	Securities Corp., (collateralized by various
Repurchase Agreement, Bank of America			U.S. Government Agency obligations in
Securities, LLC, (collateralized by various			a pooled account at the lending agent),
U.S. Treasury obligations, 0.875%, 2/28/11,			0.19%, dated 3/31/09, due 4/1/09
valued at $2,674,392), in a joint trading			(Delivery value $250,001)		250,000
account at 0.07%, dated 3/31/09, due			Repurchase Agreement, Deutsche Bank
4/1/09 (Delivery value $2,620,005)(2)		2,620,000	Securities, Inc., (collateralized by various
Repurchase Agreement, Goldman Sachs			U.S. Government Agency obligations in
Group, Inc. (The), (collateralized by various			a pooled account at the lending agent),
U.S. Treasury obligations, 6.25%, 5/15/30,			0.19%, dated 3/31/09, due 4/1/09
valued at $2,670,421), in a joint trading			(Delivery value $248,711)		248,710
account at 0.02%, dated 3/31/09, due			Repurchase Agreement, UBS Securities
4/1/09 (Delivery value $2,620,001)(2)		2,620,000	LLC, (collateralized by various U.S.
TOTAL TEMPORARY CASH			Government Agency obligations in a
INVESTMENTS			pooled account at the lending agent),
(Cost $5,948,596)		5,948,596	0.19%, dated 3/31/09, due 4/1/09
			(Delivery value $134,052)		134,051
Temporary Cash Investments —			TOTAL TEMPORARY CASH
Securities Lending Collateral(10) — 2.6%			INVESTMENTS — SECURITIES
K2 (USA) LLC, VRN, 0.34%,			LENDING COLLATERAL
6/15/09, resets quarterly off			(Cost $1,383,601)		1,379,423
the Federal Reserve Prime			TOTAL INVESTMENT
Loan Rate minus 2.91% with			SECURITIES — 111.6%
no caps(4)	100,000	99,685	(Cost $58,912,357)		59,067,812
Links Finance LLC, VRN,			OTHER ASSETS
0.35%, 4/9/09, resets			AND LIABILITIES — (11.6)%		(6,144,573)
quarterly off the Federal			TOTAL NET ASSETS — 100.0%		$52,923,239
Reserve Prime Loan Rate
minus 2.91% with no caps(4)	150,000	149,254

29

Core Plus

Swap Agreements
Notional Amount	Description of Agreement	Expiration Date	Unrealized Gain (Loss)
CREDIT DEFAULT — BUY PROTECTION
$250,000	Pay quarterly a fixed rate equal to 0.12%	March 2017	$ 16,642
	multiplied by the notional amount and receive
	from Barclays Bank plc upon each default event
	of Pfizer, Inc., par value of the proportional
	notional amount of Pfizer, Inc., 4.65%, 3/1/18.
CREDIT DEFAULT — SELL PROTECTION
672,000	Receive an up-front premium of $131,251 and	December 2013	(61,011)
	receive quarterly a fixed rate equal to 5.00%
	multiplied by the notional amount and pay
	Barclays Bank plc upon each default event of
	one of the issues of CDX North America High
	Yield 11 Index, par value of the proportional
	notional amount. Market value at period end
	was $192,262.*
			$(44,369)

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

Notes to Schedule of Investments

Ambac = Ambac Assurance Corporation	(3)	Forward commitment.
CDX = Credit Derivative Indexes	(4)	Security was purchased under Rule 144A of the Securities Act of
Equivalent = Security whose principal payments are backed by the full		1933 or is a private placement and, unless registered under the
faith and credit of the United States		Act or exempted from registration, may only be sold to qualified
FHLB = Federal Home Loan Bank		institutional investors. The aggregate value of these securities at
FHLMC = Federal Home Loan Mortgage Corporation		the period end was $1,156,463, which represented 2.2% of total
FNMA = Federal National Mortgage Association		net assets.
FSA = Financial Security Assurance, Inc.	(5)	Security, or a portion thereof, was on loan as of the period end.
GNMA = Government National Mortgage Association	(6)	Industry is less than 0.05% of total net assets.
GO = General Obligation	(7)	The debt is guaranteed under the Federal Deposit Insurance
LB-UBS = Lehman Brothers, Inc. — UBS AG		Corporation’s (FDIC) Temporary Liquidity Guarantee Program and
LIBOR = London Interbank Offered Rate		is backed by the full faith and credit of the United States. The
MBIA = MBIA Insurance Corporation		expiration date of the FDIC’s guarantee is the earlier of the maturity
resets = The frequency with which a security’s coupon changes,		date of the debt or June 30, 2012.
based on current market conditions or an underlying index. The more	(8)	Escrowed to maturity in U.S. government securities or state and
frequently a security resets, the less risk the investor is taking that the		local government securities.
coupon will vary significantly from current market rates.	(9)	The rate indicated is the yield to maturity at purchase.
SEQ = Sequential Payer	(10)	Investments represent purchases made by the lending agent with
STRIPS = Separate Trading of Registered Interest and Principal		cash collateral received through securities lending transactions.
of Securities
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown
is effective at the period end.	Industry classifications are unaudited.
(1) Final maturity indicated, unless otherwise noted.
(2) Security, or a portion thereof, has been segregated for forward commitments and/or swap agreements. At the period end, the
aggregate value of securities pledged was $4,474,000.	See Notes to Financial Statements.

30

Statement of Assets and Liabilities

MARCH 31, 2009
	Short Duration	Core Plus
Assets
Investment securities, at value (cost of $84,154,085
and $57,528,756, respectively) — including $– and $1,347,211
of securities on loan, respectively	$84,954,183	$57,688,389
Investments made with cash collateral received for securities
on loan, at value (cost of $– and $1,383,601, respectively)	—	1,379,423
Total investment securities, at value (cost of $84,154,085 and
$58,912,357, respectively)	84,954,183	59,067,812
Cash	—	187
Receivable for investments sold	364,603	2,603,624
Receivable for capital shares sold	1,513,157	229,897
Receivable for variation margin on futures contracts	3,750	—
Unrealized appreciation on swap agreements	—	16,642
Interest receivable	431,872	368,007
	87,267,565	62,286,169

Liabilities
Payable for collateral received for securities on loan	—	1,383,601
Payable for investments purchased	208,755	7,677,359
Payable for capital shares redeemed	238,447	45,162
Unrealized depreciation on swap agreements	26,148	61,011
Premiums received for swap agreements	56,250	131,251
Accrued management fees	41,541	28,100
Distribution fees payable	6,063	8,292
Service fees (and distribution fees — A Class and R Class) payable	14,179	8,934
Dividends payable	16,478	19,220
	607,861	9,362,930

Net Assets	$86,659,704	$52,923,239

See Notes to Financial Statements.

31

MARCH 31, 2009
	Short Duration	Core Plus
Net Assets Consist of:
Capital paid in	$85,627,106	$52,800,107
Accumulated undistributed net investment income (loss)	(342)	1,154
Undistributed net realized gain on investment transactions	241,914	10,892
Net unrealized appreciation on investments	791,026	111,086
	$86,659,704	$52,923,239

Investor Class
Net assets	$14,083,291	$7,554,551
Shares outstanding	1,372,535	750,057
Net asset value per share	$10.26	$10.07

Institutional Class
Net assets	$84,417	$4,801,589
Shares outstanding	8,228	476,780
Net asset value per share	$10.26	$10.07

A Class
Net assets	$61,313,745	$25,862,520
Shares outstanding	5,976,334	2,567,835
Net asset value per share	$10.26	$10.07
Maximum offering price (net asset value divided by 0.9775
and 0.9550, respectively)	$10.50	$10.54

B Class
Net assets	$1,075,117	$1,925,611
Shares outstanding	104,831	191,223
Net asset value per share	$10.26	$10.07

C Class
Net assets	$10,042,162	$10,079,506
Shares outstanding	978,531	1,000,876
Net asset value per share	$10.26	$10.07

R Class
Net assets	$60,972	$2,699,462
Shares outstanding	5,940	268,065
Net asset value per share	$10.26	$10.07

See Notes to Financial Statements.

32

Statement of Operations

YEAR ENDED MARCH 31, 2009
	Short Duration	Core Plus
Investment Income (Loss)
Income:
Interest	$1,382,379	$1,873,944
Securities lending, net	7,259	6,193
	1,389,638	1,880,137

Expenses:
Management fees	238,560	247,833
Distribution fees:
B Class	9,334	33,717
C Class	33,629	53,926
Service fees:
B Class	3,111	11,239
C Class	11,210	17,975
Distribution and service fees:
A Class	63,443	31,490
R Class	5,564	21,966
Trustees’ fees and expenses	1,352	1,534
Other expenses	161	73
	366,364	419,753

Net investment income (loss)	1,023,274	1,460,384

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	257,450	(150,490)
Futures and swaps transactions	268,676	598,137
	526,126	447,647

Change in net unrealized appreciation (depreciation) on:
Investments	640,951	(208,526)
Futures and swaps	(46,669)	(258,706)
	594,282	(467,232)

Net realized and unrealized gain (loss)	1,120,408	(19,585)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,143,682	$1,440,799

See Notes to Financial Statements.

33

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2009 AND MARCH 31, 2008
	Short Duration		Core Plus
Increase (Decrease) in Net Assets	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 1,023,274	$ 479,250	$ 1,460,384	$ 1,074,048
Net realized gain (loss)	526,126	173,990	447,647	844,539
Change in net unrealized
appreciation (depreciation)	594,282	162,115	(467,232)	523,230
Net increase (decrease) in net assets
resulting from operations	2,143,682	815,355	1,440,799	2,441,817

Distributions to Shareholders
From net investment income:
Investor Class	(168,424)	(80,865)	(279,064)	(197,085)
Institutional Class	(55,269)	(79,397)	(237,396)	(197,892)
A Class	(660,413)	(106,515)	(543,025)	(187,899)
B Class	(35,652)	(58,582)	(178,125)	(144,565)
C Class	(100,762)	(78,432)	(275,807)	(151,375)
R Class	(38,716)	(66,859)	(196,575)	(166,575)
From net realized gains:
Investor Class	(56,328)	—	(93,148)	—
Institutional Class	(13,655)	—	(103,040)	—
A Class	(280,380)	—	(334,673)	—
B Class	(4,225)	—	(102,725)	—
C Class	(35,803)	—	(166,954)	—
R Class	(6,032)	—	(101,624)	—
Decrease in net assets from distributions	(1,455,659)	(470,650)	(2,612,156)	(1,045,391)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	70,652,446	4,831,179	21,928,202	5,539,497

Net increase (decrease) in net assets	71,340,469	5,175,884	20,756,845	6,935,923

Net Assets
Beginning of period	15,319,235	10,143,351	32,166,394	25,230,471
End of period	$86,659,704	$15,319,235	$52,923,239	$32,166,394

Accumulated undistributed net
investment income (loss)	$(342)	$23,226	$1,154	$234,098

See Notes to Financial Statements.

34

Notes to Financial Statements

MARCH 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Short Duration Fund (Short Duration) and Core Plus Fund (Core Plus) (the funds) are two funds in a series issued by the trust. The funds are diversified under the 1940 Act. The funds’ investment objective is to seek to maximize total return by investing in non-money market debt securities. As a secondary objective, the funds seek a high level of income. The following is a summary of the funds’ significant accounting policies.

Multiple Class — The funds are authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Investments in open-end management investment companies are valued at the reported net asset value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Securities on Loan — The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

35

Foreign Currency Transactions — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

When-Issued and Forward Commitments — The funds may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the funds may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price. The funds account for “roll” transactions as purchases and sales; as such these transactions may increase portfolio turnover.

Futures Contracts — The funds may enter into futures contracts in order to manage the funds’ exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

Swap Agreements — The funds may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the funds anticipate purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer. The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The funds may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on

36

futures and swaps. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the funds remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions from net investment income for the funds are declared daily and paid monthly. Distributions from net realized gains for the funds, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts

37

managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100% for Short Duration and from 0.3425% to 0.4600% for Core Plus. The rates for the Complex Fee (Investor Class, A Class, B Class, C Class and R Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range.

The effective annual management fee for each class of each fund for the year ended March 31, 2009, was as follows:

	Investor, A, B, C & R	Institutional
Short Duration	0.62%	0.42%
Core Plus	0.67%	0.47%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class and the R Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25% for the A Class and 0.50% for the R Class. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC. ACIM owns 30% of the shares outstanding of Core Plus.

Effective May 15, 2008, the funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the year ended March 31, 2009, were as follows:

	Short Duration	Core Plus
Purchases
U.S. Treasury & Government
Agency Obligations	$100,726,395	$66,212,563
Investment securities other than U.S.
Treasury & Government Agency Obligations	$30,124,652	$53,941,788
Proceeds From Sales
U.S. Treasury & Government
Agency Obligations	$60,288,004	$53,315,768
Investment securities other than U.S.
Treasury & Government Agency Obligations	$ 5,456,611	$46,549,885

38

4. Capital Share Transactions

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

	Year ended March 31, 2009		Year ended March 31, 2008
	Shares	Amount	Shares	Amount

Short Duration
Investor Class
Sold	1,500,400	$15,250,841	57,076	$ 579,351
Issued in reinvestment of distributions	19,908	202,173	7,986	80,459
Redeemed	(371,980)	(3,771,344)	(10,895)	(110,404)
	1,148,328	11,681,670	54,167	549,406
Institutional Class
Sold	1,470	15,065	—	—
Issued in reinvestment of distributions	6,811	68,924	7,871	79,024
Redeemed	(177,192)	(1,806,720)	—	—
	(168,911)	(1,722,731)	7,871	79,024
A Class
Sold	7,522,032	76,450,287	502,134	5,065,479
Issued in reinvestment of distributions	87,268	885,752	8,332	84,054
Redeemed	(2,077,141)	(21,158,220)	(235,306)	(2,361,727)
	5,532,159	56,177,819	275,160	2,787,806
B Class
Sold	105,171	1,069,281	7,497	75,250
Issued in reinvestment of distributions	3,524	35,716	5,800	58,387
Redeemed	(182,558)	(1,859,604)	(3,196)	(31,990)
	(73,863)	(754,607)	10,101	101,647
C Class
Sold	971,460	9,891,590	126,956	1,274,567
Issued in reinvestment of distributions	10,097	102,405	7,525	75,874
Redeemed	(295,939)	(3,002,621)	(10,161)	(103,666)
	685,618	6,991,374	124,320	1,246,775
R Class
Sold	2,781	28,539	—	—
Issued in reinvestment of distributions	4,422	44,748	6,627	66,521
Redeemed	(176,764)	(1,794,366)	—	—
	(169,561)	(1,721,079)	6,627	66,521
Net increase (decrease)	6,953,770	$70,652,446	478,246	$4,831,179

39

	Year ended March 31, 2009		Year ended March 31, 2008
	Shares	Amount	Shares	Amount

Core Plus
Investor Class
Sold	732,880	$ 7,411,245	127,665	$1,326,481
Issued in reinvestment of distributions	31,336	314,429	19,433	196,188
Redeemed	(570,724)	(5,756,889)	(13,413)	(139,420)
	193,492	1,968,785	133,685	1,383,249
Institutional Class
Issued in reinvestment of distributions	34,075	340,436	19,574	197,274

A Class
Sold	2,452,010	24,549,828	174,862	1,808,694
Issued in reinvestment of distributions	83,368	829,500	17,912	180,686
Redeemed	(579,920)	(5,814,668)	(2,894)	(29,506)
	1,955,458	19,564,660	189,880	1,959,874
B Class
Sold	30,657	308,138	4,701	49,118
Issued in reinvestment of distributions	28,085	280,166	14,289	144,020
Redeemed	(307,950)	(3,078,229)	—	—
	(249,208)	(2,489,925)	18,990	193,138
C Class
Sold	471,278	4,743,805	146,115	1,516,755
Issued in reinvestment of distributions	33,449	333,448	14,464	145,844
Redeemed	(83,668)	(831,674)	(2,203)	(22,995)
	421,059	4,245,579	158,376	1,639,604
R Class
Sold	46	473	32	331
Issued in reinvestment of distributions	29,874	298,199	16,471	166,027
Redeemed	(200,502)	(2,000,005)	—	—
	(170,582)	(1,701,333)	16,503	166,358
Net increase (decrease)	2,184,294	$21,928,202	537,008	$5,539,497

5. Securities Lending

As of March 31, 2009, securities in Core Plus valued at $1,347,211 were on loan through the lending agent, JPMCB, to certain approved borrowers. As of March 31, 2009, Short Duration did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total market value of all collateral received for Core Plus, at this date, was $1,379,423. The funds’ risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited. Investments made with cash collateral may decline in value.

40

6. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices based on an active market;

• Level 2 valuation inputs consist of significant direct or indirect observable market data; or

• Level 3 valuation inputs consist of significant unobservable inputs such as a fund’s own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities and other financial instruments as of March 31, 2009:

	Value of	Unrealized Gain (Loss) on
Fund/Valuation Inputs	Investment Securities	Other Financial Instruments*

Short Duration
Level 1 – Quoted Prices	—	$ 17,076
Level 2 – Other Significant Observable Inputs	$84,954,183	(26,148)
Level 3 – Significant Unobservable Inputs	—	—
	$84,954,183	$ (9,072)

Core Plus
Level 1 – Quoted Prices	$ 596	—
Level 2 – Other Significant Observable Inputs	59,067,216	$(44,369)
Level 3 – Significant Unobservable Inputs	—	—
	$59,067,812	$(44,369)
*Includes futures contracts and swap agreements.

7. Bank Line of Credit

The funds, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the funds to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended March 31, 2009.

41

8. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended March 31, 2009, the funds did not utilize the program.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 were as follows:

	Short Duration		Core Plus
	2009	2008	2009	2008
Distributions Paid From
Ordinary income	$1,265,124	$470,650	$1,943,185	$1,045,391
Long-term capital gains	$190,535	—	$668,971	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2009, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

	Short Duration	Core Plus
Federal tax cost of investments	$84,304,350	$58,918,512
Gross tax appreciation of investments	$1,051,464	$ 1,200,444
Gross tax depreciation of investments	(401,631)	(1,051,144)
Net tax appreciation (depreciation) of investments	$ 649,833	$ 149,300
Net tax appreciation (depreciation) on derivatives	(26,633)	(45,491)
Net tax appreciation (depreciation)	$623,200	$103,809
Undistributed ordinary income	$343,632	$137,275
Accumulated long-term gains	$65,766	$22,621
Capital loss deferrals	—	$(140,573)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, straddle positions and the realization for tax purposes of unrealized gains on certain futures contracts.

The capital loss deferrals listed above represent net capital losses incurred in the five-month period ended March 31, 2009. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

42

10. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

11. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Short Duration and Core Plus hereby designate $190,535 and $668,971 of long-term capital gain distributions, respectively, or up to the maximum amount allowable, for the fiscal year ended March 31, 2009.

Short Duration and Core Plus hereby designate $205,888 and $233,193 of distributions as qualified short-term capital gains, respectively, for purposes of Internal Revenue Code Section 871.

43

Financial Highlights
Short Duration

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.29	0.45	0.15
Net Realized and Unrealized Gain (Loss)	0.14	0.25	—(3)
Total From Investment Operations	0.43	0.70	0.15
Distributions
From Net Investment Income	(0.35)	(0.44)	(0.15)
From Net Realized Gains	(0.08)	—	—
Total Distributions	(0.43)	(0.44)	(0.15)
Net Asset Value, End of Period	$10.26	$10.26	$10.00

Total Return(4)	4.29%	7.17%	1.46%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.62%	0.62%	0.62%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.90%	4.42%	4.48%(5)
Portfolio Turnover Rate	182%	113%	157%
Net Assets, End of Period (in thousands)	$14,083	$2,301	$1,700

(1)	November 30, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
See Notes to Financial Statements.

44

Short Duration

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.37	0.47	0.15
Net Realized and Unrealized Gain (Loss)	0.08	0.25	—(3)
Total From Investment Operations	0.45	0.72	0.15
Distributions
From Net Investment Income	(0.37)	(0.46)	(0.15)
From Net Realized Gains	(0.08)	—	—
Total Distributions	(0.45)	(0.46)	(0.15)
Net Asset Value, End of Period	$10.26	$10.26	$10.00

Total Return(4)	4.49%	7.38%	1.52%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.42%	0.42%	0.42%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.10%	4.62%	4.68%(5)
Portfolio Turnover Rate	182%	113%	157%
Net Assets, End of Period (in thousands)	$84	$1,818	$1,693

(1)	November 30, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
See Notes to Financial Statements.

45

Short Duration

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.26	0.42	0.14
Net Realized and Unrealized Gain (Loss)	0.15	0.25	—(3)
Total From Investment Operations	0.41	0.67	0.14
Distributions
From Net Investment Income	(0.33)	(0.41)	(0.14)
From Net Realized Gains	(0.08)	—	—
Total Distributions	(0.41)	(0.41)	(0.14)
Net Asset Value, End of Period	$10.26	$10.26	$10.00

Total Return(4)	4.03%	6.91%	1.37%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.87%	0.87%	0.87%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.65%	4.17%	4.23%(5)
Portfolio Turnover Rate	182%	113%	157%
Net Assets, End of Period (in thousands)	$61,314	$4,559	$1,690

(1)	November 30, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
See Notes to Financial Statements.

46

Short Duration

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.27	0.35	0.11
Net Realized and Unrealized Gain (Loss)	0.06	0.25	—(3)
Total From Investment Operations	0.33	0.60	0.11
Distributions
From Net Investment Income	(0.25)	(0.34)	(0.11)
From Net Realized Gains	(0.08)	—	—
Total Distributions	(0.33)	(0.34)	(0.11)
Net Asset Value, End of Period	$10.26	$10.26	$10.00

Total Return(4)	3.25%	6.11%	1.13%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.62%	1.62%	1.62%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.90%	3.42%	3.48%(5)
Portfolio Turnover Rate	182%	113%	157%
Net Assets, End of Period (in thousands)	$1,075	$1,834	$1,686

(1)	November 30, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
See Notes to Financial Statements.

47

Short Duration

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.21	0.34	0.11
Net Realized and Unrealized Gain (Loss)	0.12	0.26	—(3)
Total From Investment Operations	0.33	0.60	0.11
Distributions
From Net Investment Income	(0.25)	(0.34)	(0.11)
From Net Realized Gains	(0.08)	—	—
Total Distributions	(0.33)	(0.34)	(0.11)
Net Asset Value, End of Period	$10.26	$10.26	$10.00

Total Return(4)	3.25%	6.11%	1.13%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.62%	1.62%	1.62%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.90%	3.42%	3.48%(5)
Portfolio Turnover Rate	182%	113%	157%
Net Assets, End of Period (in thousands)	$10,042	$3,006	$1,686

(1)	November 30, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
See Notes to Financial Statements.

48

Short Duration

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.33	0.40	0.13
Net Realized and Unrealized Gain (Loss)	0.05	0.25	—(3)
Total From Investment Operations	0.38	0.65	0.13
Distributions
From Net Investment Income	(0.30)	(0.39)	(0.13)
From Net Realized Gains	(0.08)	—	—
Total Distributions	(0.38)	(0.39)	(0.13)
Net Asset Value, End of Period	$10.26	$10.26	$10.00

Total Return(4)	3.77%	6.64%	1.29%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.12%	1.12%	1.12%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.40%	3.92%	3.98%(5)
Portfolio Turnover Rate	182%	113%	157%
Net Assets, End of Period (in thousands)	$61	$1,801	$1,689

(1)	November 30, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
See Notes to Financial Statements.

49

Core Plus

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.43	0.45	0.14
Net Realized and Unrealized Gain (Loss)	(0.12)	0.51	(0.03)
Total From Investment Operations	0.31	0.96	0.11
Distributions
From Net Investment Income	(0.50)	(0.44)	(0.15)
From Net Realized Gains	(0.22)	—	—
Total Distributions	(0.72)	(0.44)	(0.15)
Net Asset Value, End of Period	$10.07	$10.48	$9.96

Total Return(3)	3.28%	9.88%	1.04%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.67%	0.67%	0.67%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	4.17%	4.46%	4.44%(4)
Portfolio Turnover Rate	255%	232%	133%
Net Assets, End of Period (in thousands)	$7,555	$5,830	$4,211

(1)	November 30, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
See Notes to Financial Statements.

50

Core Plus

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.45	0.47	0.15
Net Realized and Unrealized Gain (Loss)	(0.12)	0.51	(0.04)
Total From Investment Operations	0.33	0.98	0.11
Distributions
From Net Investment Income	(0.52)	(0.46)	(0.15)
From Net Realized Gains	(0.22)	—	—
Total Distributions	(0.74)	(0.46)	(0.15)
Net Asset Value, End of Period	$10.07	$10.48	$9.96

Total Return(3)	3.48%	10.10%	1.11%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.47%	0.47%	0.47%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	4.37%	4.66%	4.64%(4)
Portfolio Turnover Rate	255%	232%	133%
Net Assets, End of Period (in thousands)	$4,802	$4,638	$4,214

(1)	November 30, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
See Notes to Financial Statements.

51

Core Plus

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.39	0.42	0.14
Net Realized and Unrealized Gain (Loss)	(0.10)	0.51	(0.04)
Total From Investment Operations	0.29	0.93	0.10
Distributions
From Net Investment Income	(0.48)	(0.41)	(0.14)
From Net Realized Gains	(0.22)	—	—
Total Distributions	(0.70)	(0.41)	(0.14)
Net Asset Value, End of Period	$10.07	$10.48	$9.96

Total Return(3)	3.02%	9.61%	0.96%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.92%	0.92%	0.92%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.92%	4.21%	4.19%(4)
Portfolio Turnover Rate	255%	232%	133%
Net Assets, End of Period (in thousands)	$25,863	$6,415	$4,207

(1)	November 30, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
See Notes to Financial Statements.

52

Core Plus

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.33	0.35	0.11
Net Realized and Unrealized Gain (Loss)	(0.12)	0.51	(0.04)
Total From Investment Operations	0.21	0.86	0.07
Distributions
From Net Investment Income	(0.40)	(0.34)	(0.11)
From Net Realized Gains	(0.22)	—	—
Total Distributions	(0.62)	(0.34)	(0.11)
Net Asset Value, End of Period	$10.07	$10.48	$9.96

Total Return(3)	2.25%	8.80%	0.71%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.67%	1.67%	1.67%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.17%	3.46%	3.44%(4)
Portfolio Turnover Rate	255%	232%	133%
Net Assets, End of Period (in thousands)	$1,926	$4,614	$4,197

(1)	November 30, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
See Notes to Financial Statements.

53

Core Plus

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.32	0.35	0.11
Net Realized and Unrealized Gain (Loss)	(0.11)	0.51	(0.04)
Total From Investment Operations	0.21	0.86	0.07
Distributions
From Net Investment Income	(0.40)	(0.34)	(0.11)
From Net Realized Gains	(0.22)	—	—
Total Distributions	(0.62)	(0.34)	(0.11)
Net Asset Value, End of Period	$10.07	$10.48	$9.96

Total Return(3)	2.25%	8.80%	0.71%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.67%	1.67%	1.67%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.17%	3.46%	3.44%(4)
Portfolio Turnover Rate	255%	232%	133%
Net Assets, End of Period (in thousands)	$10,080	$6,074	$4,197

(1)	November 30, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
See Notes to Financial Statements.

54

Core Plus

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.38	0.40	0.13
Net Realized and Unrealized Gain (Loss)	(0.12)	0.51	(0.04)
Total From Investment Operations	0.26	0.91	0.09
Distributions
From Net Investment Income	(0.45)	(0.39)	(0.13)
From Net Realized Gains	(0.22)	—	—
Total Distributions	(0.67)	(0.39)	(0.13)
Net Asset Value, End of Period	$10.07	$10.48	$9.96

Total Return(3)	2.76%	9.34%	0.88%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.17%	1.17%	1.17%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.67%	3.96%	3.94%(4)
Portfolio Turnover Rate	255%	232%	133%
Net Assets, End of Period (in thousands)	$2,699	$4,595	$4,204

(1)	November 30, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
See Notes to Financial Statements.

55

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Short Duration Fund and the Core Plus Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short Duration Fund and the Core Plus Fund (two of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Funds”) at March 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the period November 30, 2006 (commencement of operations) through March 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2009

56

Management

The individuals listed below serve as trustees or officers of the funds. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are “interested” primarily by virtue of their engagement as directors and/ or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds’ investment advisor, American Century Investment Management, Inc. (ACIM or the advisor); the funds’ principal underwriter, American Century Investment Services, Inc. (ACIS); and the funds’ transfer agent, American Century Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The trustees serve in this capacity for eight registered investment companies in the American Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

Interested Trustee
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Funds: Trustee and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Trustee: 104
Other Directorships Held by Trustee: None

Independent Trustees
John Freidenrich, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1937
Position(s) Held with Funds: Trustee (since 2005)
Principal Occupation(s) During Past 5 Years: Member and Manager, Regis Management
Company, LLC (money management firm) (April 2004 to present); Partner and
Founder, Bay Partners (venture capital firm) (1976 to 2006)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: None

57

Ronald J. Gilson, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Funds: Trustee (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Charles J. Meyers Professor of Law and Business,
Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and
Business, Columbia University School of Law (1992 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: None

Frederick L.A. Grauer, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Funds: Trustee (since 2008)
Principal Occupation(s) During Past 5 Years: Senior Advisor, Barclays Global Investors (asset manager) (2003 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: None

Peter F. Pervere, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Funds: Trustee (since 2007)
Principal Occupation(s) During Past 5 Years: Retired, formerly Vice President and Chief
Financial Officer, Commerce One, Inc. (software and services provider)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: Intraware, Inc.

Myron S. Scholes, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1941
Position(s) Held with Funds: Trustee (since 1980)
Principal Occupation(s) During Past 5 Years: Chairman, Platinum Grove Asset Management,
L.P. (asset manager) (1999 to present); Frank E. Buck Professor of Finance-Emeritus,
Stanford Graduate School of Business (1996 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: Dimensional Fund Advisors (investment advisor)

John B. Shoven, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Funds: Trustee (since 2002)
Principal Occupation(s) During Past 5 Years: Professor of Economics, Stanford University
(1973 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: Cadence Design Systems; E×ponent

Jeanne D. Wohlers, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1945
Position(s) Held with Funds: Trustee (since 1984)
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios in Fund Complex Overseen by Trustee: 39
Other Directorships Held by Trustee: None

58

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Funds: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Funds: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM
and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to
August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Funds: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Funds: Vice President, Treasurer and Chief Financial Officer (all
since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present);
Controller, various American Century Investments funds (1997 to September 2006)

Jon Zindel, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1967
Position(s) Held with Funds: Tax Officer (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Financial Officer and Chief Accounting
Officer, ACC (March 2007 to present); Vice President, ACC (October 2001 to present); Vice President, certain ACC subsidiaries (October 2001 to August 2006);
Vice President, Corporate Tax, ACS (April 1998 to August 2006). Also serves as:
Chief Financial Officer, Chief Accounting Officer and Senior Vice President, ACIM,
ACGIM, ACS and other ACC subsidiaries; and Chief Accounting Officer and Senior
Vice President, ACIS

The SAI has additional information about the funds’ trustees and is available without charge, upon request, by calling 1-800-345-2021.

59

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

60

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Citigroup Agency Index is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The Citigroup Credit Index includes US and non-US corporate securities and non-US sovereign and provincial securities.

The Citigroup Government/Corporate 1- to 3-Year Index is a market-capitalization-weighted index that includes fixed-rate government and corporate issues with maturities between one and three years.

The Citigroup Mortgage Index measures the mortgage component of the US BIG Bond Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

The Citigroup Treasury Index is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The Citigroup US Broad Investment-Grade (BIG) Bond Index is a market-capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The Citigroup US High-Yield Market Index captures the performance of below-investment-grade debt issued by corporations domiciled in the United States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The Citigroup US Inflation-Linked Securities Index (ILSI)SM measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

61

Notes

62

Notes

63

Notes

64

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Investment Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri
This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0905
CL-ANN-65298N

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Peter F. Pervere, Jeanne D. Wohlers and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2008:                              $197,237
FY 2009:                              $201,665

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2008: $0 FY 2009: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2008: $0 FY 2009: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2008:                              $0
FY 2009:                              $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2008:                              $0
FY 2009:                              $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2008: $0 FY 2009: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2008: $0 FY 2009: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2008:                              $90,000
FY 2009:                              $121,276

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as Exhibit 99.302CERT.

(a)(3)	Not applicable.

(b)
A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Investment Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment  Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	May 29, 2009

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	May 29, 2009